UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06719

                             Sterling Capital Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street, 5th Floor

                         Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

James T. Gillespie, President

Sterling Capital Funds

434 Fayetteville Street, 5th Floor

                             Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800)-228-1872

Date of fiscal year end:   September 30

Date of reporting period:   September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

STERLING

CAPITAL FUNDS
ANNUAL REPORT
SEPTEMBER 30, 2013
May lose value Not FDIC insured Not insured by any government agency Not guaranteed by the bank Not a deposit

Notice of Privacy Policy & Practices

Sterling Capital Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

•	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

1 For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

Sterling Capital Funds

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Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds annual report covering the 12 months between October 1, 2012 and September 30, 2013. Despite notable setbacks, equities posted strong gains for the period. Investors took encouragement from robust corporate profits, improvements in the housing market and the continuation of the Federal Reserve’s (the “Fed”) accommodative monetary policy. Meanwhile, fixed income securities experienced losses for the period.

A mixed picture

The economy continued to expand at a modest pace during the 12 months under review. Business confidence rose over the course of the period, but industrial production weakened on a year-over-year basis. Consumer spending and personal income growth also declined compared to levels reported a year ago.

The job market continued to be a weak point in the economic recovery. Although the unemployment rate fell slightly throughout the period, reaching 7.3% by August, analysts continued to believe that trend masked underlying challenges to a thorough job market recovery. In particular, the number of long-term unemployed, including those who have dropped out of the labor market entirely, remained high despite declining unemployment.

The housing market remained a bright spot in the economic landscape, continuing its recovery through the first three quarters of 2013. While new home sales and housing starts increased through the final quarter of the period under review, the pace of growth slowed.

Ongoing economic headwinds

Despite stocks’ strong performance during the period, the U.S. economy remained vulnerable to shocks. Fiscal and monetary policy in Washington weighed on investor confidence. Spending sequestration and tax hikes threatened to dampen economic growth and to further challenge the employment picture. Expectations that the Fed might begin the process of “tapering” back its accommodative monetary policy led to an uptick in interest rates. However, those expectations declined when the Fed confirmed on September 18th that it would not taper its stimulus efforts until the unemployment rate falls even further. Other factors undermining the overall strength of the U.S. economy included low consumer savings, weak personal income growth and increased pressure on corporate earnings.

U.S. gross domestic product (“GDP”) grew at an annualized rate of 0.1% during the last quarter of 2012, and then accelerated to a rate of 1.1% in the following quarter. Preliminary estimates suggested that GDP growth picked up in the second quarter of 2013, increasing at a rate of 2.5%. Despite expectations that the Fed would ease its stimulus efforts, it maintained its aggressive stance toward monetary policy in the final months of the period under review. The Fed kept its target for short-term interest rates at the historically low range of between zero and 0.25% and continued its program of quantitative easing.

During the period, the economies of both Europe and Japan transitioned out of recession, providing a boost to international stocks. Ongoing eurozone sovereign debt problems continued to pose risks to the global economy, but aggressive steps by policymakers helped ease investors’ concerns about another crisis. Weak economic growth in China dragged on emerging market stocks and commodity prices.

Strong stocks; weak bonds

The stock market climbed somewhat steadily throughout the period. The S&P 500 Index gained 19.34% during the 12 months under review. Small-cap stocks outperformed larger companies, with the Russell 2000 Index of small-cap stocks gaining 30.06%. International stocks made strong gains as well, with the MSCIEAFE Index returning 23.77% for the period.

The U.S. fixed income market suffered losses during the period due to rising interest rates, widening credit spreads and uncertainty about government policy. Barclays U.S. Aggregate Bond Index returned -1.68% during the period.

Our perspective

The U.S. economy remains weak four years

after the end of the recession that began in 2008. Recent economic data has been generally negative, and much uncertainty remains regarding fiscal and monetary policy. The Fed’s ongoing efforts to improve economic conditions will continue to have a limited but positive impact. The ongoing political standoff over the debt-ceiling and federal budget, which has pushed back to early 2014, will present additional risks to the struggling economic recovery.

Given the current economic environment, we expect the best performance from defensive portfolios with significant growth exposure. Stocks with strong financials and attractive valuations are likely to outperform, in our estimation. Overall, the stock market can be expected to present better relative value than the fixed income market, which continues to offer low yields.

We will continue to monitor the evolving economic and market climate, and will manage the Sterling Capital Funds accordingly.

Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead, and we encourage you to call us at 1-800-228-1872 with any questions.

Sincerely,

James T.Gillespie

President

Sterling Capital Funds

Jeffrey J.Schappe, CFA

Managing Director-Chief Market Strategist

Sterling Capital Management LLC

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

1

Sterling Capital Large Cap Value Diversified Fund

Portfolio Managers

Sterling Capital Large Cap Value Diversified Fund (formerly known as Sterling Capital Select Equity Fund) (the “Fund”) is managed by Robert W. Bridges and Robert O.Weller, Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”).

Robert W. Bridges, CFA

Mr. Bridges joined Sterling Capital in 1996. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller joined Sterling Capital in 2012. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The Fund may invest in foreign securities which involve certain risks such as currency volatility and political, social and economic instability. There is no guarantee that the strategy used by the portfolio manager will produce the desired results.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund underperformed its prior benchmark, the S&P 500® Index, and its current benchmark, the Russell 1000 ® Value Index, during the period.

Q. What factors affected the Fund’s performance?

A. The Fund, formerly known as Sterling Capital Select Equity Fund, was re-named on September 3, 2013 as the Sterling Capital Large Cap Value Diversified Fund. As part of this change, the Fund’s benchmark was changed to the Russell 1000® Value Index from the S&P 500® Index to better suit the new strategy. The Fund’s new investment strategy seeks to capitalize on investor behavior that leads to anomalies and opportunities in equity markets. The investment strategy employs techniques that seek to capitalize upon behavioral finance based principles. Our investment process, from the valuation and momentum factors we use to the portfolio construction techniques employed, are specifically designed to capitalize upon investor behavior.1

Equity markets performed exceptionally well during the 12-month period under review. While the Fund’s absolute return benefited from the overall rise in equity markets, large-cap stocks largely underperformed small-cap stocks for the period. Investors responded to the Federal Reserve’s accommodative monetary policy and widespread anticipation of acceleration in the growth of the U.S. economy by targeting the growth potential of smaller companies.

The Fund underperformed its benchmarks, the S&P 500® Index and Russell 1000® Value Index, due largely to stock selection in the materials, consumer discretionary and energy sectors. The exposure to gold mining companies, as well as a company that produces materials used in crop fertilizers, put significant pressure on relative returns. Additional detractors included an underweight position to the consumer discretionary sector and an overweight position in a technology company whose stock fell sharply due to investor disappointment in recent product launches and an earnings report that fell short of expectations.

The Fund’s relative return benefited from an underweight position in utilities, as that sector was one of the worst-performing sectors during the period. Stock selection in consumer staples was another positive contributor to relative performance, specifically the overweight positions in a pharmacy health care provider and an organic and natural foods company. An overweight position in a biotech company also made a positive contribution to relative performance. The stock’s strong performance was driven by an inflow of investment funds to the biotechnology sector in general, as well as positive developments in the company’s drug development pipeline.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

2

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	5.30%	4.46%	4.28%
Class B Shares**	1/1/96	6.83%	4.75%	4.28%
Class C Shares***	2/1/01	10.88%	4.90%	4.12%
Institutional Shares	10/9/92	11.94%	5.98%	5.17%
Russell 1000® Value Index[1]	N/A	22.30%	8.86%	7.99%
S&P 500® Index[1]	N/A	19.34%	10.02%	7.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	As of September 3, 2013, the primary benchmark for the Fund changed from the S&P 500® Index to the Russell 1000® Value Index (the “New Benchmark”), as the New Benchmark was determined to be a more appropriate broad-based index for comparison purposes. The S&P 500® Index will not be shown in the future.

S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The New Benchmark is a widely recognized index of common stocks that measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. The indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

3

Sterling Capital Mid Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

Sterling Capital Mid Value Fund is managed by Timothy P. Beyer, CFA, portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Timothy joined Sterling Capital in 2004. He has investment experience since 1989. Timothy is a graduate of East Carolina University where he received his BSBA in Finance.

The Investment Team supporting the Fund has more than 104 combined years of investment experience and includes:

•	Eduardo A. Brea, CFA, Managing Director
•	Robert W. Bridges, CFA, Director
•	Lee D. Houser, CFA, Director
•	Patrick W. Rau, CFA, Executive Director

Investment Concerns

The Fund may invest in undervalued securities that may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuation and political, social and economic instability.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund underperformed its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. The economy continued its recovery during the 12-month period, with markets responding positively to the Federal Reserve’s extraordinary efforts to keep interest rates low and boost economic growth. In the beginning of the period, stocks boasted attractive valuations, which expanded as the year went on, contributing to the Fund’s substantial absolute return for the 12 months. The interest-rate sensitive consumer discretionary and financial services sectors accounted for more than half of the Fund’s absolute return, with the more defensive health care sector accounting for another quarter.

The Fund benefited from a large overweight position in the financial services sector. Stock selection in the financial services sector, including holdings of an insurance company and an online trading company, also boosted the Fund’s relative performance as these shares benefited from an increase in interest rates near the end of the period. In addition, overweight positions and stock selection in media stocks and health care holdings, contributed positively to relative return, due primarily to strong earnings and fundamentals. The Fund also benefited by avoiding income-oriented sectors of the market, namely utilities, which underperformed the broader markets.

Stock selection in the technology sector, particularly the underperformance of an IT services and communications company, contributed negatively to the Fund’s relative performance. Stock selection was also a negative factor in the industrials sector, with notable underperformance by a company that acts as a job site for the technology industry and a supply chain management company whose recovery has not gained traction.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

4

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	8/1/96	24.76%	11.54%	9.93%
Class B Shares**	7/25/01	27.34%	11.85%	9.90%
Class C Shares***	7/25/01	31.37%	11.94%	9.72%
Institutional Shares	8/1/96	32.65%	13.10%	10.83%
Class R Shares	2/1/10[1]	30.65%	12.49%	10.53%
Russell Midcap® Value Index	N/A	27.77%	11.86%	10.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index which measures the performance of those securities in the Russell 1000® Index with lower price-to-book ratios or lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

5

Sterling Capital Small Cap Value Diversified Fund

Portfolio Managers

Sterling Capital Small Cap Value Diversified Fund (formerly known as Sterling Capital Small Value Fund) (the “Fund”) is managed by Robert W. Bridges and Robert O.Weller, Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”).

Robert W. Bridges, CFA

Mr. Bridges joined Sterling Capital in 1996. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller joined Sterling Capital in 2012. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

 The Investment Team supporting the Fund has 45 combined years of investment experience and includes:

•	Rose L. Alexander, Director
•	Kenneth L. Willson, Director

Investment Concerns

The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuation and political, social and economic instability. There is no guarantee that the strategy used by the portfolio manager will produce the desired results.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. The former Sterling Capital Small Value Fund was re-named on June 3, 2013 as the Sterling Capital Small Cap Value Diversified Fund. The Fund’s new investment strategy seeks to capitalize upon insights gained from behavioral finance to identify anomalies and opportunities in equity markets.

Equity markets performed exceptionally well during the 12-month period under review, boosting the Fund’s absolute return. In particular, small-cap stocks outperformed large-cap stocks as investors responded to the Federal Reserve’s accommodative monetary policy, along with widespread confidence in accelerating growth of the U.S. economy. Stock selection in the financial sector boosted the Fund’s returns relative to its benchmark. In particular, holdings of a Puerto Rico financial services firm, a provider of financial guaranty insurance and reinsurance, and a company that provides technology for the financial services industry helped boost the Fund’s relative performance. Strong stock performance of specific holdings in health care also benefited the Fund’s relative performance. A company that specializes in animal health care and a provider of information services for the health care industry were among the largest positive contributors.

The energy and consumer discretionary sectors were two of the Fund’s largest detractors from relative performance. The volatility of crude oil prices during the period dragged on the performance of many of the Fund’s holdings in the energy sector. And though the consumer discretionary sector was the best performer during the year, stock selection in that sector dragged on the Fund’s relative performance. Specifically, the Fund had limited exposure to the top-performing companies in this sector, namely companies that produce durable goods with high price points and low-cost financing.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

6

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/1/10[1]	21.36%	11.04%	8.87%
Class B Shares**	2/1/10[1]	22.74%	11.49%	9.21%
Class C Shares***	2/1/10[1]	27.77%	11.74%	9.21%
Institutional Shares	1/2/97	29.03%	12.57%	9.61%
Class R Shares	2/1/10[1]	28.48%	12.38%	9.52%
Russell 2000® Value Index	N/A	27.04%	9.13%	9.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class A, B, C and R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares and have been adjusted for maximum CDSC to the applicable class but does not include 12b-1 fees, which if reflected, would have caused performance of Class A, B C and R Shares to be lower. The performance information for Institutional Shares (formerly known as Sterling Shares) prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s Predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. The performance of the Fund’s Institutional Shares would have been different because the Fund’s Institutional Shares have different expenses than the Predecessor’s Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of small- to mid-sized companies. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

7

Sterling Capital Special Opportunities Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by George F. Shipp, CFA, Director and portfolio manager for Sterling Capital Management LLC. George has been the Fund’s manager since 2003 and also manages the Sterling Capital Equity Income Fund. He has investment experience since 1982. George is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

The Investment Team supporting the Fund has more than 132 combined years of investment experience and includes:

•	Adam B. Bergman, CFA
•	Joshua L. Haggerty, CFA
•	R. Griffith Jones, Jr.
•	Farley C. Shiner, CFA
•	Colin R. Ducharme, CFA
•	Guy W. Ford, CFA
•	Michael S. Peasley, CFA

Investment Concerns

The Fund is subject to investment style risk which depends on the market segment in which the Fund is primarily invested. An investment in growth stocks may be particularly sensitive to market conditions while value stocks may be undervalued for longer than anticipated. The Fund may invest in foreign securities subject to risks such as currency volatility and political and social instability or small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund’s Institutional Shares outperformed its benchmarks, the S&P 500® Index and the Russell 3000® Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute performance was lifted by strong market performance during the period. Throughout the 12 months under review, investors increasingly gained confidence that the Federal Reserve would continue to keep interest rates at ultra-low levels for an extended period of time. As a result of the low rates, equity markets faced little competition from fixed income securities in terms of attracting investor dollars. The positive economic benefits of a rising market are offset, however, by an increasingly widening wealth gap between those who own financial assets and who can participate in the rising markets and those without the means to do so. The wages of the latter have not kept pace with the cost of living. The Fed nevertheless remains steadfast in its policy; its decision to keep its bond-buying program at full throttle provided another dose of confidence to equity investors, lending stocks a final kick going into the end of the 12-month period.

The Fund’s relative performance benefited strongly from its overweight positions in consumer discretionary and health care stocks, two of the three top-performing sectors in the S&P 500 during the 12-month period. Stock selection, specifically the timely sale of two interest-rate sensitive holdings in the financial sector, as well as the timely addition of a large bank and a national hospital provider, also contributed positively to relative performance. In addition, beneficial corporate actions within specific holdings boosted the Fund’s relative performance. For example, the Fund benefited when a computer maker and a fresh foods company were taken private by controlling shareholders. The announcement of a potential leveraged recapitalization by a video game producer and a successful share repurchase effort by a leading energy services company also benefited the Fund’s relative performance.

The Fund’s cash performance was a drag on performance relative to its fully-invested benchmark. Other detractors from relative performance included the Fund’s focus on higher quality, larger-cap stocks relative to the benchmark’s holdings. Within the S&P 500, larger companies underperformed smaller companies as investors shifted their attention toward economically sensitive stocks with greater volatility and potential for gain, all in order to participate more fully in the market rally. An overweight position in the energy sector also hindered relative performance, given that the sector trailed the overall equity market’s gains.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

8

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/2/03	14.59%	8.56%	10.40%
Class B Shares**	6/2/03	16.64%	8.90%	10.39%
Class C Shares***	6/2/03	20.69%	9.05%	10.23%
Institutional Shares	6/2/03	21.90%	10.12%	11.34%
Class R Shares	2/1/10[1]	21.28%	9.82%	11.19%
S&P 500® Index	N/A	19.34%	10.02%	7.57%
Russell 3000® Index[2]	N/A	21.60%	10.58%	8.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.
[2]	The Fund now includes the Russell 3000® Index to show how the Fund’s performance compares with the overall performance of the large-cap value segment of the U.S. equity universe.

The Fund is measured against the S&P 500® Index and the Russell 3000® Index, unmanaged indexes that are generally considered to be representative of the performance of the stock market as a whole. The indexes do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

9

Sterling Capital Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Equity Income Fund (the “Fund”) is managed by George F. Shipp, CFA, Director and portfolio manager for Sterling Capital Management LLC, advisor to the Fund. George has been the Fund’s manager since 2004 and also manages the Sterling Capital Special Opportunities Fund. He has investment experience since 1982. George is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

The Investment Team supporting the Fund has more than 132 combined years of investment experience and includes:

•	Adam B. Bergman, CFA
•	Joshua L. Haggerty, CFA
•	R. Griffith Jones, Jr.
•	Farley C. Shiner, CFA
•	Colin R. Ducharme, CFA
•	Guy W. Ford, CFA
•	Michael S. Peasley, CFA

Investment Concerns

The Fund invests primarily in dividend-paying securities. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2013 and September 30, 2013?

A. The Fund underperformed its benchmarks, the S&P 500® Index and the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute performance was boosted by strong market performance during the period. Throughout the 12-month period, investors increasingly gained confidence in the idea that the Federal Reserve would continue its efforts to maintain interest rates at ultra-low levels for an extended period of time. As a result of the low rates, equity markets faced little competition from fixed income securities in terms of attracting investor dollars. Equity markets rose as a result. The positive economic benefits of a rising market are offset, however, by an increasingly widening wealth gap between those who own financial assets and who can participate in the rising markets and those without the means to do so. The wages of the latter have not kept pace with the cost of living. The Fed nevertheless remains steadfast in its policy; its decision to keep its bond-buying program at full throttle provided another dose of confidence to stock investors, lending stocks a final kick going into the end of the period.

The Fund’s cash holdings hindered performance relative to its fully invested benchmark. Additionally, the Fund’s focus on large-cap, dividend-paying stocks contributed to its underperformance as investors gravitated to so-called “growth” stocks in a rising market. Within the S&P 500, larger companies underperformed smaller companies as investors shifted their attention toward economically sensitive stocks with greater volatility and potential for gain in order to participate in the market rally. An overweight position in energy stocks also detracted from relative performance, as that sector trailed the overall equity market’s gains. Likewise, an underweight position in financials, one of the stronger performing sectors for the period, contributed negatively to the Fund’s relative performance. However, stock selection in the Fund’s financial holdings helped offset some of the negative effects of that weighting decision.

Stock selection was a positive contributor to the Fund’s relative performance in other sectors. In particular, the Fund benefited from timely purchases of several new investments, including shares of a managed-care insurer, a national cable company, a diversified insurance company and a Canadian telecommunications company. Moreover, the underlying companies in the Fund’s holdings generally performed well, with the portfolio’s constituents which experienced dividend increases that were comfortably above historical averages.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

10

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	Since Inception
Class A Shares*	6/30/04	9.34%	8.73%	9.48%
Class B Shares**	6/30/04	11.13%	9.06%	9.46%
Class C Shares***	6/30/04	15.17%	9.19%	9.36%
Institutional Shares	6/30/04	16.33%	10.29%	10.45%
Class R Shares	2/1/10[1]	15.69%	9.90%	10.24%
S&P 500® Index	6/30/04	19.34%	10.02%	6.48%
Russell 1000® Value Index[2]	6/30/04	22.30%	8.86%	6.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

[2]	The Fund now includes the Russell 1000® Value Index to show how the Fund’s performance compares with the overall performance of the large-cap value segment of the U.S. equity universe.

The Fund is measured against the S&P 500® Index and the Russell 1000® Value Index, unmanaged indexes that are generally considered to be representative of the performance of the stock market as a whole. The indexes do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

11

Sterling Capital Ultra Short Bond Fund

Portfolio Managers

Sterling Capital Ultra Short Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997 and has co-managed the Fund since 2012. He is head of Sterling’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Richard joined Sterling Capital in 2007 and has co-managed the Fund since 2012. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and a MS in Finance from Drexel University.

The Investment Team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the period between October 1, 2012 and September 30, 2013?

A. The Fund’s Institutional Shares outperformed its benchmark, the Citi 6-Month Treasury Bill Index.

Q. What factors affected the Fund’s performance?

A. Short-term bond yields remained near historic lows during the period, anchored by the Federal Reserve’s accommodative monetary policy and market participants’ expectations that the federal funds target rate would remain near zero for an extended period of time. The Federal Reserve stated during the period that it was unlikely to raise the federal funds rate, which has a large influence on short-term bond yields, until mid-2015. This news encouraged market participants to invest in longer-term securities in search of higher yields and to de-emphasize money market instruments, which were yielding near zero percent, as well as focus on higher yielding risk assets such as corporate bonds.

The Fund benefited from its overweight position in various spread sectors — segments of the bond market such as corporate bonds and structured products that offered high yields relative to Treasury securities. Investor demand for these relatively high yielding bonds was strong during the period, and they outperformed other sectors of the bond market. Corporate bonds and structured products also benefited from the Federal Reserve’s continued asset purchase program and improvements in the U.S. economy and unemployment rate.

The Fund’s long duration relative to its benchmark was the biggest detractor from relative performance. During the period, market participants grew concerned that the Federal Reserve would end its asset purchase program. As a result, they sold longer-term bonds in favor of shorter-term securities, which pushed down longer-term bond prices. The Fund’s allocation to bonds in the two-year maturity range — on the longer end of maturities held by its benchmark — underperformed relative to shorter-term bonds in that environment.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

12

*	Reflects 0.50% maximum sales charge.

Average Annual Total Returns
As of September 30, 2013	Inception Date	Since Inception
Class A Shares*	11/30/12	-0.35%
Institutional Shares	11/30/12	0.35%
Citi 6-Month Treasury Bill Index	11/30/12	0.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Citi 6-Month Treasury Bill Index, which measures the performance of Treasury bills with a maturity of six months or less. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

13

Sterling Capital Short-Term Bond Fund

Portfolio Managers

Sterling Capital Short-Term Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997. He has co-managed the Fund since 2008. He is head of Sterling’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Richard joined Sterling Capital in 2007. He has co-managed the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

The Investment Team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund’s Institutional Shares outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index.

Q. What factors affected the Fund’s performance?

A. Short-term bond yields were anchored by investor expectations that the Federal Reserve’s accommodative monetary policy would keep the federal funds target rate at historically low levels until 2015. In that environment, the yields on money market securities and other very short-term securities remained near zero throughout the period. This backdrop caused bond investors to seek the additional yield that was available from longer-term securities and risk assets such as corporate bonds.

The Fund’s performance relative to the benchmark benefited from overweight allocations to bond market sectors that offered relatively high yields, including short-term corporate bonds and structured products. Investor demand for these relatively high yielding spread sectors was strong during the period, and they outperformed other sectors of the bond market. Corporate bonds and structured products also benefited from the Federal Reserve’s continued asset purchase program, as well as improvements in the U.S. economy and unemployment rate.

The Fund’s long duration relative to its benchmark was the biggest detractor from relative performance during the period. Longer-term bonds experienced larger losses than shorter-term bonds as investors grew concerned that the Federal Reserve would slow its asset purchase program. Investors shifted to the relative safety of short-term bonds, leading to a steepening of the yield curve and a decline in the prices of longer-term bonds. In that environment, the Fund’s holdings in bonds with maturities greater than two years underperformed relative to the Fund’s benchmark.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

14

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	-1.26%	2.08%	2.40%
Class C Shares**	2/1/12[1]	-0.03%	2.23%	2.48%
Institutional Shares	11/30/92	0.98%	2.74%	2.85%
BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index	N/A	0.72%	2.51%	2.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance could differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index, which consists of securities with a maturity from one to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. Fund performance for certain time periods would have been lower without fee waivers in effect.

15

Sterling Capital Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Brad D. Eppard, CFA, Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Brad joined Sterling Capital in 2003. He has investment experience since 1985. He has been the portfolio manager for the Fund since 2003. Brad is a graduate of Radford University where he received his BS in Business Administration/Accounting. He is a CFA Charterholder.

The Investment Team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund underperformed its benchmark, the Barclays Intermediate Government Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute performance during the period suffered from rising interest rates, which pushed bond prices lower. The income produced by Fund holdings was not sufficient to offset the loss in market value, leading to negative returns for the period. Interest rates on five-year Treasury bonds rose 0.76% during the period, while rates on 10-year Treasuries rose 0.98%.

The Fund underperformed its benchmark during the period largely due to the longer duration of its holdings. Rising interest rates pushed investors toward the relative safety of shorter-term bonds, causing the yield curve to steepen. The Fund’s exposure to agency mortgage-backed securities and agency step-up notes also dragged on relative performance. Prices for both instruments fell due to the risk that rising interest rates would cause their maturities to lengthen, which happens when rising rates lead mortgage holders to slow prepayments on their mortgages. As a result, durations are extended on the mortgages that underly mortgage-backed securities.

The Fund’s performance relative to its benchmark benefited from the Fund’s exposure to the corporate sector, which generated relatively high levels of income. The Fund’s exposure to corporate bonds also boosted relative performance due to the compression of their spread to comparable Treasuries. Although interest rates rose and the Fund’s corporate bonds declined in price, they did not decline as much as the comparable Treasury. The Fund’s strategy of tactically substituting Treasury Inflation-Protected Securities (TIPS) for conventional Treasuries during periods when market inflation expectations appeared low, boosted the Fund’s performance when inflation expectations rose and the trade was reversed.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

16

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-4.48%	3.12%	3.19%
Class B Shares**	1/1/96	-7.09%	2.56%	2.79%
Class C Shares***	2/1/01	-3.29%	2.76%	2.66%
Institutional Shares	10/9/92	-2.30%	3.77%	3.66%
Barclays Intermediate Government Index	N/A	-0.50%	4.95%	4.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Intermediate Government Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

17

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997 and has co-managed the Fund since 2008. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University, where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Richard joined Sterling Capital in 2007 and has co-managed the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

The Investment Team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities which may expose the fund to currency and exchange rate fluctuations, and mortgage-backed securities sensitive to interest rates and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund’s Institutional Shares outperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute performance was driven by negative returns in the fixed-income markets. During the period, the U.S. economy showed signs of improvement, prompting the Federal Reserve (the “Fed”) in May to suggest that its asset purchase program (commonly referred to as “QE3”) would likely be tapered before fiscal year-end 2013. Investors grew concerned about the impact on the bond market if the Fed slowed or ended QE3, and fled from fixed income securities as a result. As the result, bond yields rose and prices fell.

The Fund benefited from an overweight position in spread sectors such as corporate bonds, mortgage-backed securities and federal agency debt, which outperformed non-spread sectors during the period. The Fed’s asset purchase program provided support to spread sectors in general and agency mortgage-backed securities in particular. Moreover, the U.S. economy showed signs that growth was improving and the unemployment rate was falling, which also helped boost the relative performance of risk assets.

Corporate bonds were the best performing sector on a duration-adjusted basis. The Fund held an overweight allocation to corporate bonds relative to its benchmark. Within the corporate bond sector, the Fund held an overweight position in the financials sector, which was the best performing sub-sector on an absolute and risk-adjusted basis.

The Fund also held an overweight position in the securitized sector, which outperformed during the period. Additionally, the Fund’s overweight allocation to non-agency mortgage-backed securities, which was the best performing sub-sector within the securitized sector, contributed to relative performance.

While the Fund’s overweight exposure to the corporate bond sector was positive for the period, the Fund’s allocation to the industrials sub-sector detracted from performance as it underperformed the overall corporate sector and broader index. Within the securitized sector, the Fund had an allocation to asset-backed securities that underperformed the broader index. In addition, the portfolio was underweight in agency mortgage-backed securities, which outperformed during the period.

    Portfolio composition is as of September 30, 2013 and is subject to change and risk.

18

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/2/99	-7.18%	5.26%	4.08%
Class B Shares**	12/2/99	-6.02%	5.55%	4.08%
Class C Shares***	2/1/01	-2.24%	5.73%	3.94%
Institutional Shares	12/2/99	-1.26%	6.77%	4.97%
Class R Shares	2/1/10[1]	-1.83%	6.30%	4.73%
Barclays U.S. Aggregate Bond Index	N/A	-1.68%	5.41%	4.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. Fund performance for certain time periods would have been lower without fee waivers in effect.

19

Sterling Capital Corporate Fund

Portfolio Managers

Sterling Capital Corporate Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997 and has co-managed the Fund since 2011. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Richard joined Sterling Capital in 2007 and has co-managed the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

The investment team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund’s Institutional Shares outperformed its benchmark, the Barclays U.S. Corporate Investment Grade Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute return was negative for the period, as the Federal Reserve (the “Fed”) suggested in May that its asset purchase program (commonly referred to as “QE3”) would likely be tapered before fiscal year-end 2013. The Fed’s announcement caused investors to sell bonds in anticipation of tighter future monetary policy, which pushed bond yields sharply higher and bond prices sharply lower. The Fed’s asset purchase program provided support to corporate bonds, as did signs that U.S. economic growth was improving and the unemployment rate was falling.

The biggest contributor to relative performance was the Fund’s position in below-investment-grade securities, which outperformed comparable Treasuries during the period under review. By contrast, investment grade corporate bonds outperformed comparable Treasuries. The Fund’s overweight position in the financials sector versus the industrials sector also boosted relative returns. Financial institutions benefitted from the recovery in the housing market during the period and were more insulated from event risk than were industrials. The Fund also had less interest rate sensitivity than the benchmark, which contributed positively to performance when rates rose sharply.

The Fund’s positioning on the yield curve was the biggest detractor from relative performance during the period. The Fund held an overweight position in the 5-year and 10-year sections of the yield curve. Interest rates in those areas rose more than did rates in the 2-year and 30-year points, as investors grew concerned that the Fed would taper its asset purchase program.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

20

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	Since Inception
Class A Shares*	2/1/13[1]	-2.84%	3.71%
Class C Shares**	2/1/13[1]	-1.33%	4.40%
Institutional Shares	6/30/11[2]	-0.65%	4.72%
Barclays U.S. Corporate Investment Grade Index	6/30/11	-1.59%	5.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Barclays U.S. Corporate Investment Grade Index, an unmanaged index consisting of publicly issued U.S. Corporate and specified foreign debentures and secured notes, all which have at least one year to final maturity. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/13. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no waiver agreements in effect.

21

Sterling Capital Securitized Opportunities Fund

Portfolio Managers

Sterling Capital Securitized Opportunities Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mark joined Sterling Capital in 1997 and has co-managed the Fund since 2011. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Richard joined Sterling Capital in 2007 and has co-managed the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

The investment team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund’s Institutional Shares outperformed its benchmark, the Barclays U.S. Mortgage Backed Securities Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute return was negative for the period. As signs of improvement in the U.S economy emerged, the Federal Reserve in May suggested that it might slow the pace of its asset purchase program (commonly referred to as “QE3”) before fiscal year-end 2013. Investors worried that a reduction in QE3 would lead to tighter monetary policy that would cause bond market performance to suffer. As a result, investors sold fixed income investments, pushing their yields sharply higher and their prices sharply lower.

The only sector to boost portfolio returns on an absolute basis was nonagency residential mortgage-backed securities, which were buoyed by their relatively high yields and by price appreciation as spreads between these securities and comparable Treasuries tightened during the period. All other sectors (including commercial mortgage-backed securities, agency mortgage-backed securities and Treasuries) had negative absolute returns, as their durations were long enough to cause negative returns when bond prices fell.

The Fund’s relative return benefited from overweight positions in nonagency residential mortgage-backed securities and commercial mortgage-backed securities, which performed well relative to other sectors of the market. The Fund also benefited from an underweight allocation to agency mortgage-backed securities, which performed relatively poorly over the period. Security selection within the agency mortgage-backed securities sector also added to the Fund’s relative performance during the period. For example, the Fund took an underweight position in the lowest coupon, longest duration mortgages, which performed poorly on a relative basis as yields rose. Instead, the Fund favored agency mortgage-backed securities with durations of around 15 to 20 years. These securities held up relatively well in the rising rate environment.

The Fund’s relative performance was dampened somewhat by an underweight position in agency adjustable rate mortgages, which posted positive relative performance over the period. The Fund also suffered from its exposure to Treasury securities, which were used as duration management tools and typically had longer durations than the benchmark.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

22

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	Since Inception
Class A Shares*	2/1/13[1]	-3.11%	1.87%
Class C Shares**	2/1/13[1]	-1.62%	2.54%
Institutional Shares	6/30/11[2]	-0.97%	2.84%
Barclays U.S. Mortgage Backed Securities Index	6/30/11	-1.20%	2.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Barclays U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived prior to 2/1/13. Fund performance for certain time periods would have been lower without fee waivers in effect. There are currently no waiver agreements in effect.

23

Sterling Capital Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Kentucky Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Kentucky and its political subdivisions and therefore will be affected by economic, political or other events affecting Kentucky.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets experienced a violent sell-off in the latter half of the 12-month period. Improving economic data and expectations that the Federal Reserve would begin tapering its stimulus efforts drove Treasury rates higher, and municipal bonds followed suit.

However, municipal markets were hit in rapid succession by three major credit-related headlines, which further panicked municipal bond investors. During back-to-back days in July, Chicago was downgraded from Aa3 to A3 by Moody’s Investors Service, Inc. and Detroit declared bankruptcy. The broad press coverage of the bankruptcy caused panic among municipal bond investors, triggering a $2 billion per week outflow of investor capital from muni funds. The resulting pressure on prices caused a steepening in the yield curve as investors sought out shorter, higher quality bonds. Then negative headlines out of Puerto

Rico drove prices down to a market bottom on September 9, at which point Puerto Rican bonds were trading above 10%. However, this bottom helped spur a broader market rally through the remaining three weeks of the period, which helped to mitigate some of the Fund’s losses to that point.

Most of the Fund’s underperformance occurred during May and June. During this two-month period, the Fund favored longer duration bonds than its benchmark, which dragged on performance as relatively shorter duration bonds outperformed those with longer durations. The Fund’s relative performance also suffered as the benchmark was buoyed by strong credit improvement in some large states, namely California, New York, Florida and Texas.

The Fund’s relative performance benefited from a lack of exposure to Puerto Rico bonds, which dragged on the national benchmark. The weighting in favor of longer duration bonds was a positive contributor to relative performance (with the exception of May and June) due to the higher income generated by these holdings.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

24

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/24/03	-3.81%	4.54%	3.39%
Class C Shares**	2/1/12[1]	-2.47%	4.71%	3.47%
Institutional Shares	2/24/03	-1.59%	5.20%	3.83%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-1.20%	5.74%	4.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index that is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

25

Sterling Capital Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Maryland Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Maryland and its political subdivisions and therefore will be affected by economic, political or other events affecting Maryland.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets experienced a violent sell-off in the latter half of the 12-month period. Improving economic data and expectations that the Federal Reserve would begin tapering its stimulus efforts drove Treasury rates higher, and municipal bonds followed suit.

However, municipal markets were hit in rapid succession by three major credit-related headlines, which further panicked municipal bond investors. During back-to-back days in July, Chicago was downgraded from Aa3 to A3 by Moody’s Investors Service, Inc. and Detroit declared bankruptcy. The broad press coverage of the bankruptcy caused panic among municipal bond investors, triggering a $2 billion per week outflow of investor capital from muni funds. The resulting pressure on prices caused a steepening in the yield curve as investors sought out shorter, higher quality bonds. Then negative headlines out of Puerto

Rico drove prices down to a market bottom on September 9, at which point Puerto Rican bonds were trading above 10%. However, this bottom helped spur a broader market rally through the remaining three weeks of the period, which helped to mitigate some of the Fund’s losses to that point.

Most of the Fund’s underperformance occurred during May and June. During this two-month period, the Fund favored longer duration bonds than its benchmark, which dragged on performance as relatively shorter duration bonds outperformed those with longer durations. The Fund’s relative performance also suffered as the benchmark was buoyed by strong credit improvement in some large states, namely California, New York, Florida and Texas.

The Fund’s relative performance benefited from a lack of exposure to Puerto Rico bonds, which dragged on the national benchmark. The weighting in favor of longer duration bonds was a positive contributor to relative performance (with the exception of May and June) due to the higher income generated by these holdings.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

26

*	Reflects 2.00% maximum sales charge.

**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/24/03	-4.29%	4.43%	3.48%
Class C Shares**	2/1/12[1]	-3.04%	4.58%	3.57%
Institutional Shares	2/24/03	-2.14%	5.08%	3.94%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-1.20%	5.74%	4.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

27

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets experienced a violent sell-off in the latter half of the 12-month period. Improving economic data and expectations that the Federal Reserve would begin tapering its stimulus efforts drove Treasury rates higher, and municipal bonds followed suit.

The Federal Reserve’s decision to maintain short-term interest rates at historically low levels contributed to a lack of attractive yields in short-term issues, which drove investors farther out along the yield curve. It also caused investors to seek out riskier assets in order to generate adequate yields, which resulted in a compression of the interest rate spreads.

However, municipal markets were hit in rapid succession by three major credit-related headlines, which further panicked municipal bond investors. During back-to-back days in July, Chicago was downgraded from Aa3 to A3 by Moody’s Investors Service, Inc. and Detroit declared bankruptcy. The broad press coverage of the bankruptcy caused panic among municipal bond investors, triggering a $2 billion per week outflow of investor capital from muni funds. The resulting pressure on prices caused a steepening in the yield curve as investors sought out shorter, higher quality bonds. Then negative headlines out of Puerto Rico drove prices down to a market bottom on September 9, at which point Puerto Rican bonds were trading above 10%. However, this bottom helped spur a broader market rally through the remaining three weeks of the period, which helped to mitigate some of the Fund’s losses to that point.

Most of the Fund’s underperformance occurred during May and June. During this two-month period, the Fund favored longer duration bonds than its benchmark, which dragged on performance as relatively shorter duration bonds outperformed those with longer durations. The Fund’s relative performance also suffered as the benchmark was buoyed by strong credit improvement in some large states, namely California, New York, Florida and Texas.

The Fund’s relative performance benefited from a lack of exposure to Puerto Rico bonds, which dragged on the national benchmark. The weighting in favor of longer duration bonds was a positive contributor to relative performance (with the exception of May and June) due to the higher income generated by these holdings.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

28

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/16/92	-4.56%	4.28%	3.30%
Class C Shares**	2/1/12[1]	-3.27%	4.44%	3.38%
Institutional Shares	10/16/92	-2.38%	4.97%	3.76%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-1.20%	5.74%	4.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

29

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets experienced a violent sell-off in the latter half of the 12-month period. Improving economic data and expectations that the Federal Reserve would begin tapering its stimulus efforts drove Treasury rates higher, and municipal bonds followed suit.

However, municipal markets were hit in rapid succession by three major credit-related headlines, which further panicked municipal bond investors. During back-to-back days in July, Chicago was downgraded from Aa3 to A3 by Moody’s Investors Service, Inc. and Detroit declared bankruptcy. The broad press coverage of the bankruptcy caused panic among municipal bond investors, triggering a $2 billion per week outflow of investor capital from muni funds. The resulting pressure on prices caused a steepening in the yield curve as investors sought out shorter, higher quality bonds. Then negative headlines out of Puerto

Rico drove prices down to a market bottom on September 9, at which point Puerto Rican bonds were trading above 10%. However, this bottom helped spur a broader market rally through the remaining three weeks of the period, which helped to mitigate some of the Fund’s losses to that point.

Most of the Fund’s underperformance occurred during May and June. During this two-month period, the Fund favored longer duration bonds than its benchmark, which dragged on performance as relatively shorter duration bonds outperformed those with longer durations. The Fund’s relative performance also suffered as the benchmark was buoyed by strong credit improvement in some large states, namely California, New York, Florida and Texas.

The Fund’s relative performance benefited from a lack of exposure to Puerto Rico bonds, which dragged on the national benchmark. The weighting in favor of longer duration bonds was a positive contributor to relative performance (with the exception of May and June) due to the higher income generated by these holdings.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

30

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/20/97	-3.87%	4.61%	3.41%
Class C Shares**	2/1/12[1]	-2.67%	4.77%	3.48%
Institutional Shares	10/20/97	-1.62%	5.29%	3.87%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-1.20%	5.74%	4.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1 Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

31

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets experienced a violent sell-off in the latter half of the 12-month period. Improving economic data and expectations that the Federal Reserve would begin tapering its stimulus efforts drove Treasury rates higher, and municipal bonds followed suit.

However, municipal markets were hit in rapid succession by three major credit-related headlines, which further panicked municipal bond investors. During back-to-back days in July, Chicago was downgraded from Aa3 to A3 by Moody’s Investors Service, Inc. and Detroit declared bankruptcy. The broad press coverage of the bankruptcy caused panic among municipal bond investors, triggering a $2 billion per week outflow of investor capital from muni funds. The resulting pressure on prices caused a steepening in the yield curve as investors sought out shorter, higher quality bonds. Then negative headlines out of Puerto

Rico drove prices down to a market bottom on September 9, at which point Puerto Rican bonds were trading above 10%. However, this bottom helped spur a broader market rally through the remaining three weeks of the period, which helped to mitigate some of the Fund’s losses to that point.

Most of the Fund’s underperformance occurred during May and June. During this two-month period, the Fund favored longer duration bonds than its benchmark, which dragged on performance as relatively shorter duration bonds outperformed those with longer durations. The Fund’s relative performance also suffered as the benchmark was buoyed by strong credit improvement in some large states, namely California, New York, Florida and Texas.

The Fund’s relative performance benefited from a lack of exposure to Puerto Rico bonds, which dragged on the national benchmark. The weighting in favor of longer duration bonds was a positive contributor to relative performance (with the exception of May and June) due to the higher income generated by these holdings.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

32

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	5/17/99	-4.52%	4.14%	3.23%
Class C Shares**	2/1/12[1]	-3.25%	4.30%	3.30%
Institutional Shares	5/17/99	-2.28%	4.83%	3.68%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-1.20%	5.74%	4.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

33

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Robert joined Sterling Capital in 2000. He manages the state-specific municipal bond fund portfolios and has investment experience since 1990. Robert is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

The Investment Team supporting the Fund includes 21 investment professionals with an average of more than 18 years of industry experience.

Investment Concerns

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. The Fund underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets experienced a violent sell-off in the latter half of the 12-month period. Improving economic data and expectations that the Federal Reserve would begin tapering its stimulus efforts drove Treasury rates higher, and municipal bonds followed suit.

However, municipal markets were hit in rapid succession by three major credit-related headlines, which further panicked municipal bond investors. During back-to-back days in July, Chicago was downgraded from Aa3 to A3 by Moody’s Investors Service, Inc. and Detroit declared bankruptcy. The broad press coverage of the bankruptcy caused panic among municipal bond investors, triggering a $2 billion per week outflow of investor capital from muni funds. The resulting pressure on prices caused a steepening in the yield curve as investors sought out shorter, higher quality bonds. Then negative headlines out of Puerto

Rico drove prices down to a market bottom on September 9, at which point Puerto Rican bonds were trading above 10%. However, this bottom helped spur a broader market rally through the remaining three weeks of the period, which helped to mitigate some of the Fund’s losses to that point.

Most of the Fund’s underperformance occurred during May and June. During this two-month period, the Fund favored longer duration bonds than its benchmark, which dragged on performance as relatively shorter duration bonds outperformed those with longer durations. The Fund’s relative performance also suffered as the benchmark was buoyed by strong credit improvement in some large states, namely California, New York, Florida and Texas.

The Fund’s relative performance benefited from a lack of exposure to Puerto Rico bonds, which dragged on the national benchmark. The weighting in favor of longer duration bonds was a positive contributor to relative performance (with the exception of May and June) due to the higher income generated by these holdings.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

34

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date		1 Year	5 Years	10 Years
Class A Shares*	12/17/93		-4.56%	4.11%	3.18%
Class C Shares**	2/1/12	[1]	-3.28%	4.29%	3.27%
Institutional Shares	12/1/93		-2.30%	4.81%	3.66%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A		-1.20%	5.74%	4.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

1	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

35

Sterling Capital Strategic Allocation Funds

Portfolio Managers

Team Managed

Sterling Capital Strategic Allocation Funds (the “Funds”) are managed by the Sterling Capital Advisory Solutions Team which is led by James C. Willis, CFA and Jeffrey J. Schappe, CFA & Chief Market Strategist.

The Investment Team supporting the Funds includes 8 investment professionals with an average of more than 14 years of industry experience.

Investment Concerns

The Funds are primarily concentrated in underlying funds and are therefore subject to the same risks as the underlying funds and bear a portion of the expenses of the underlying funds. The underlying funds may be invested in equity securities and are subject to market risk. Investments in bonds are subject to credit risk, call risk and interest rate risk (as interest rates rise the value of bond prices will decline). The underlying funds may invest in foreign securities, which involve certain risks such as currency volatility, political and social instability and reduced market liquidity; small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines and more sensitive to economic factors; and high-yield (junk) debt securities, which involve greater risks than investment grade bonds. The underlying funds may also be money market funds.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in them.

Sterling Capital Strategic Allocation Conservative Fund

Sterling Capital Strategic Allocation Balanced Fund

Sterling Capital Strategic Allocation Growth Fund

(Collectively, “Sterling Capital Strategic Allocation Funds”)

Q. How did the Funds perform during the 12-month period between October 1, 2012 and September 30, 2013?

A. Sterling Capital Strategic Allocation Funds and their benchmark returns can be found on pages 37 through 39.

Q. What factors affected the Funds’ performance?

A. As of March 15, 2013, the Strategic Allocation Funds held three underlying Funds: the Sterling Capital Special Opportunities Fund, the Sterling Capital Equity Income Fund and the Sterling Capital Total Return Bond Fund.

A strong equity market fueled by extraordinarily accommodative monetary policy boosted the Funds’ absolute returns over the 12-month period. As investors grew more confident that the Federal Reserve would continue its efforts to maintain low interest rates for an extended period, funds flowed into equity investments at the expense of fixed-income markets. As a result, the Russell Global Index returned 19.51% over the period. U.S. government bond yields increased materially over the period, hurting fixed income returns and acting as a drag on the

Funds’ absolute returns. The Barclays U.S. Aggregate Bond index returned -1.68% for the period.

The Funds’ exposure to commodities for much of the period contributed to their underperformance relative to the benchmark. The DJ UBS Commodity Index returned -14.35% for the 12-month period, which represents a significant underperformance of both equities and fixed income investments. Underweight positions in equities relative to the benchmarks also detracted from the Funds’ relative performance given the stark difference in performance between equities and fixed income markets.

The two Sterling Capital equity funds in which the Funds invest have some exposure to international securities, but they primarily hold U.S. equities. This underweight position in emerging markets equities contributed positively to the Funds’ performance relative to their benchmarks. The Russell Emerging Markets Index returned just 3.17% for the period, versus 19.51% for the Russell Global Index. The Funds also held an overweight position in U.S. small and mid-cap equities, which provided a boost to relative performance as those stock classes outperformed the broader equity markets. For the period, the Russell 2000® Index and mid-cap indices returned 30.06% and 27.91%, respectively, versus 21.60% for the Russell 3000® Index.

Portfolio composition is as of September 30, 2013 and is subject to change and risk.

36

Sterling Capital Strategic Allocation Conservative Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/98	-0.79%	5.39%	4.40%
Class B Shares**	1/29/99	0.49%	5.68%	4.39%
Class C Shares***	2/1/01	4.40%	5.82%	4.22%
Institutional Shares	10/2/97	5.46%	6.90%	5.27%
Russell Global Index	N/A	19.51%	8.94%	8.83%
Russell 3000® Index[1]	N/A	21.60%	10.58%	8.11%
Barclays U.S. Aggregate Bond Index	N/A	-1.68%	5.41%	4.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]	As of March 1, 2013, the Russell 3000® Index is included to show how the Fund’s performance compares with the returns of the U.S. equity markets generally. The Russell 3000® Index represents approximately 98% of the U.S. equity market and comprises the 3,000 largest companies in the United States.

The Fund is measured against the Russell Global Index, the Russell 3000® Index and the Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. Fund performance for certain time periods would have been lower without fee waivers in effect. Currently all management fees are being waived.

37

Sterling Capital Strategic Allocation Balanced Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 years
Class A Shares*	1/29/98	2.66%	5.59%	4.58%
Class B Shares**	1/29/99	4.14%	5.85%	4.59%
Class C Shares***	2/1/01	8.10%	6.02%	4.44%
Institutional Shares	10/2/97	9.28%	7.11%	5.49%
Russell Global Index	N/A	19.51%	8.94%	8.83%
Russell 3000® Index[1]	N/A	21.60%	10.58%	8.11%
Barclays U.S. Aggregate Bond Index	N/A	-1.68%	5.41%	4.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]	As of March 1, 2013, the Russell 3000® Index is included to show how the Fund’s performance compares with the returns of the U.S. equity markets generally. The Russell 3000® Index represents approximately 98% of the U.S. equity market and comprises the 3,000 largest companies in the United States.

The Fund is measured against the Russell Global Index, the Russell 3000® Index and the Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. Fund performance for certain time periods would have been lower without fee waivers in effect. Currently all management fees are being waived.

38

Sterling Capital Strategic Allocation Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2013	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	1/29/98	5.42%	5.33%	4.56%
Class B Shares**	1/29/99	7.04%	5.65%	4.57%
Class C Shares***	2/1/01	11.07%	5.83%	4.41%
Institutional Shares	10/2/97	12.27%	6.90%	5.46%
Russell Global Index	N/A	19.51%	8.94%	8.83%
Russell 3000® Index[1]	N/A	21.60%	10.58%	8.11%
Barclays U.S. Aggregate Bond Index	N/A	-1.68%	5.41%	4.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]	As of March 1, 2013, the Russell 3000® Index is included to show how the Fund’s performance compares with the returns of the U.S. equity markets generally. The Russell 3000® Index represents approximately 98% of the U.S. equity market and comprises the 3,000 largest companies in the United States.

The Fund is measured against the Russell Global Index, the Russell 3000® Index and the Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. Fund performance for certain time periods would have been lower without fee waivers in effect. Currently all management fees are being waived.

39

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industry sectors, countries, states, funds or security types, as of September 30, 2013:

Sterling Capital Large Cap Value Diversified Fund	Percentage of net assets
Consumer Discretionary	8.4%
Consumer Staples	5.5%
Energy	13.5%
Financials	26.9%
Health Care	13.1%
Industrials	12.0%
Information Technology	9.7%
Materials	2.3%
Telecommunication Services	1.6%
Utilities	5.1%
Money Market Fund	1.7%

99.8%

Sterling Capital Mid Value Fund	Percentage of net assets
Consumer Discretionary	18.7%
Energy	0.6%
Financials	30.7%
Health Care	16.4%
Industrials	4.3%
Information Technology	23.6%
Money Market Fund	6.0%

100.3%

Sterling Capital Small Cap Value Diversified Fund	Percentage of net assets
Consumer Discretionary	11.1%
Consumer Staples	2.5%
Energy	5.4%
Financials	37.5%
Health Care	4.5%
Industrials	13.5%
Information Technology	11.9%
Materials	5.1%
Telecommunication Services	1.6%
Utilities	4.9%
Exchange Traded Fund	0.6%
Money Market Fund	1.9%

100.5%

Sterling Capital Special Opportunities Fund	Percentage of net assets
Consumer Discretionary	12.5%
Consumer Staples	2.4%
Energy	12.7%
Financials	5.7%
Health Care	18.2%
Industrials	11.5%
Information Technology	27.7%
Materials	2.2%
Money Market Fund	7.3%

100.2%

Sterling Capital Equity Income Fund	Percentage of net assets
Consumer Discretionary	13.0%
Consumer Staples	13.1%
Energy	20.3%
Financials	7.6%
Health Care	14.7%
Industrials	1.9%
Information Technology	11.9%
Telecommunication Services	3.8%
Money Market Fund	14.6%

100.9%

Sterling Capital Ultra Short Bond Fund	Percentage of net assets
Asset Backed Securities	14.7%
Collateralized Mortgage Obligations	0.9%
Commercial Mortgage-Backed Securities	7.4%
Corporate Bonds	55.8%
Municipal Bonds	23.4%
Money Market Fund	1.3%

103.5%

Sterling Capital Short-Term Bond Fund	Percentage of net assets
Asset Backed Securities	9.6%
Collateralized Mortgage Obligations	4.3%
Commercial Mortgage-Backed Securities	18.1%
Corporate Bonds	62.1%
Mortgage-Backed Securities	0.1%
Municipal Bonds	3.6%
Preferred Stocks	0.9%
Money Market Fund	1.3%

100.0%

Sterling Capital Intermediate U.S. Government Fund	Percentage of net assets
Collateralized Mortgage Obligations	6.1%
Corporate Bonds	7.1%
Mortgage-Backed Securities	17.1%
Municipal Bonds	3.1%
U.S. Government Agencies	48.1%
U.S. Treasury Notes	17.3%
Money Market Fund	0.9%

99.7%

Sterling Capital Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	6.1%
Collateralized Mortgage Obligations	10.4%
Commercial Mortgage-Backed Securities	15.9%
Corporate Bonds	42.9%
Mortgage-Backed Securities	11.5%
Municipal Bonds	8.0%
Preferred Stocks	1.9%
U.S. Government Agencies	4.8%
U.S. Treasury Bonds	1.0%
U.S. Treasury Notes	0.1%
Money Market Fund	0.1%

102.7%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Corporate Fund	Percentage of net assets
Corporate Bonds	94.7%
Preferred Stocks	4.5%
Money Market Fund	0.1%

99.3%

Sterling Capital Securitized Opportunities Fund	Percentage of net assets
Asset Backed Securities	10.1%
Collateralized Mortgage Obligations	20.0%
Commercial Mortgage-Backed Securities	28.4%
Mortgage-Backed Securities	42.8%
U.S. Government Agencies	3.6%
U.S. Treasury Bonds	4.0%
Money Market Fund	3.4%

112.3%

Sterling Capital Kentucky Intermediate Tax- Free Fund	Percentage of net assets
Kentucky Municipal Bonds	96.0%
Money Market Fund	3.1%

99.1%

Sterling Capital Maryland Intermediate Tax- Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	4.0%
Maryland Municipal Bonds	91.0%
Money Market Fund	4.4%

99.4%

Sterling Capital North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	96.8%
Money Market Fund	0.4%

97.2%

Sterling Capital South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	97.5%
Money Market Fund	1.6%

99.1%

Sterling Capital Virginia Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	1.5%
Virginia Municipal Bonds	97.1%
Money Market Fund	2.6%

101.2%

Sterling Capital West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	95.2%
Money Market Fund	3.4%

98.6%

Sterling Capital Strategic Allocation Conservative Fund	Percentage of net assets
Equity Funds	40.5%
Fixed Income Fund	57.7%
Money Market Fund	1.7%

99.9%

Sterling Capital Strategic Allocation Balanced Fund	Percentage of net assets
Equity Funds	60.4%
Fixed Income Fund	37.7%
Money Market Fund	2.0%

100.1%

Sterling Capital Strategic Allocation Growth Fund	Percentage of net assets
Equity Funds	75.5%
Fixed Income Fund	22.8%
Money Market Fund	1.7%

100.0%

Sterling Capital Funds
Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13 - 9/30/13	Annualized Expense Ratio During Period 4/1/13 - 9/30/13
Sterling Capital Large Cap Value Diversified Fund
Class A Shares	$1,000.00	$1,064.79	$5.69	1.10%
Class B Shares	1,000.00	1,060.22	9.50	1.84%
Class C Shares	1,000.00	1,060.10	9.55	1.85%
Institutional Shares	1,000.00	1,065.84	4.40	0.85%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,137.07	6.27	1.17%
Class B Shares	1,000.00	1,132.66	10.26	1.92%
Class C Shares	1,000.00	1,133.09	10.27	1.92%
Institutional Shares	1,000.00	1,139.16	4.93	0.92%
Class R Shares	1,000.00	1,124.84	7.56	1.42%
Sterling Capital Small Cap Value Diversified Fund
Class A Shares	1,000.00	1,110.78	6.72	1.27%
Class B Shares	1,000.00	1,106.24	10.67	2.02%
Class C Shares	1,000.00	1,106.31	10.67	2.02%
Institutional Shares	1,000.00	1,112.20	5.40	1.02%
Class R Shares	1,000.00	1,107.59	8.24	1.56%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,094.16	6.40	1.22%
Class B Shares	1,000.00	1,089.85	10.27	1.96%
Class C Shares	1,000.00	1,090.34	10.32	1.97%
Institutional Shares	1,000.00	1,095.80	5.10	0.97%
Class R Shares	1,000.00	1,093.10	7.66	1.46%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,041.54	6.19	1.21%
Class B Shares	1,000.00	1,037.76	10.01	1.96%
Class C Shares	1,000.00	1,037.29	10.01	1.96%
Institutional Shares	1,000.00	1,042.70	4.92	0.96%
Class R Shares	1,000.00	1,039.90	7.47	1.46%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,000.16	3.71	0.74%
Institutional Shares	1,000.00	1,001.42	2.46	0.49%
Sterling Capital Short-Term Bond Fund
Class A Shares	1,000.00	999.75	3.81	0.76%
Class C Shares	1,000.00	996.02	7.56	1.51%
Institutional Shares	1,000.00	1,001.01	2.56	0.51%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	978.26	4.46	0.90%
Class B Shares	1,000.00	973.52	8.16	1.65%
Class C Shares	1,000.00	973.60	8.16	1.65%
Institutional Shares	1,000.00	978.59	3.22	0.65%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	979.21	4.02	0.81%
Class B Shares	1,000.00	975.54	7.73	1.56%
Class C Shares	1,000.00	975.58	7.73	1.56%
Institutional Shares	1,000.00	980.48	2.78	0.56%
Class R Shares	1,000.00	977.68	5.21	1.05%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	976.76	4.21	0.85%
Class C Shares	1,000.00	973.08	7.91	1.60%
Institutional Shares	1,000.00	978.18	2.98	0.60%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13 - 9/30/13	Annualized Expense Ratio During Period 4/1/13 - 9/30/13
Sterling Capital Securitized Opportunities Fund
Class A Shares	$1,000.00	$985.83	$4.48	0.90%
Class C Shares	1,000.00	981.96	8.20	1.65%
Institutional Shares	1,000.00	987.05	3.24	0.65%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	973.96	4.75	0.96%
Class C Shares	1,000.00	970.33	8.45	1.71%
Institutional Shares	1,000.00	975.12	3.52	0.71%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	974.11	4.70	0.95%
Class C Shares	1,000.00	969.63	8.34	1.69%
Institutional Shares	1,000.00	974.53	3.46	0.70%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	973.39	4.55	0.92%
Class C Shares	1,000.00	969.74	8.25	1.67%
Institutional Shares	1,000.00	974.64	3.32	0.67%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	975.36	4.65	0.94%
Class C Shares	1,000.00	971.69	8.35	1.69%
Institutional Shares	1,000.00	976.38	3.42	0.69%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	972.76	4.60	0.93%
Class C Shares	1,000.00	969.11	8.29	1.68%
Institutional Shares	1,000.00	973.97	3.32	0.67%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	970.56	4.59	0.93%
Class C Shares	1,000.00	967.89	8.29	1.68%
Institutional Shares	1,000.00	972.81	3.36	0.68%
Sterling Capital Strategic Allocation Conservative Fund
Class A Shares	1,000.00	1,014.39	2.22	0.44%
Class B Shares	1,000.00	1,010.03	6.00	1.19%
Class C Shares	1,000.00	1,010.35	6.00	1.19%
Institutional Shares	1,000.00	1,014.53	0.96	0.19%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,031.50	2.04	0.40%
Class B Shares	1,000.00	1,027.75	5.90	1.16%
Class C Shares	1,000.00	1,028.43	5.85	1.15%
Institutional Shares	1,000.00	1,032.61	0.51	0.10%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,045.00	2.20	0.43%
Class B Shares	1,000.00	1,040.64	5.83	1.14%
Class C Shares	1,000.00	1,041.39	6.09	1.19%
Institutional Shares	1,000.00	1,046.23	0.87	0.17%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Funds
Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13 - 9/30/13	Annualized Expense Ratio During Period 4/1/13 - 9/30/13
Sterling Capital Large Cap Value Diversified Fund
Class A Shares	$1,000.00	$1,019.55	$5.57	1.10%
Class B Shares	1,000.00	1,015.84	9.30	1.84%
Class C Shares	1,000.00	1,015.79	9.35	1.85%
Institutional Shares	1,000.00	1,020.81	4.31	0.85%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.20	5.92	1.17%
Class B Shares	1,000.00	1,015.44	9.70	1.92%
Class C Shares	1,000.00	1,015.44	9.70	1.92%
Institutional Shares	1,000.00	1,020.46	4.66	0.92%
Class R Shares	1,000.00	1,017.95	7.18	1.42%
Sterling Capital Small Cap Value Diversified Fund
Class A Shares	1,000.00	1,018.70	6.43	1.27%
Class B Shares	1,000.00	1,014.94	10.20	2.02%
Class C Shares	1,000.00	1,014.94	10.20	2.02%
Institutional Shares	1,000.00	1,019.95	5.16	1.02%
Class R Shares	1,000.00	1,017.25	7.89	1.56%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,018.95	6.17	1.22%
Class B Shares	1,000.00	1,015.24	9.90	1.96%
Class C Shares	1,000.00	1,015.19	9.95	1.97%
Institutional Shares	1,000.00	1,020.21	4.91	0.97%
Class R Shares	1,000.00	1,017.75	7.38	1.46%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.00	6.12	1.21%
Class B Shares	1,000.00	1,015.24	9.90	1.96%
Class C Shares	1,000.00	1,015.24	9.90	1.96%
Institutional Shares	1,000.00	1,020.26	4.86	0.96%
Class R Shares	1,000.00	1,017.75	7.38	1.46%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,021.36	3.75	0.74%
Institutional Shares	1,000.00	1,022.61	2.48	0.49%
Sterling Capital Short-Term Bond Fund
Class A Shares	1,000.00	1,021.26	3.85	0.76%
Class C Shares	1,000.00	1,017.50	7.64	1.51%
Institutional Shares	1,000.00	1,022.51	2.59	0.51%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class B Shares	1,000.00	1,016.80	8.34	1.65%
Class C Shares	1,000.00	1,016.80	8.34	1.65%
Institutional Shares	1,000.00	1,021.81	3.29	0.65%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,021.01	4.10	0.81%
Class B Shares	1,000.00	1,017.25	7.89	1.56%
Class C Shares	1,000.00	1,017.25	7.89	1.56%
Institutional Shares	1,000.00	1,022.26	2.84	0.56%
Class R Shares	1,000.00	1,019.80	5.32	1.05%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,020.81	4.31	0.85%
Class C Shares	1,000.00	1,017.05	8.09	1.60%
Institutional Shares	1,000.00	1,022.06	3.04	0.60%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13 - 9/30/13	Annualized Expense Ratio During Period 4/1/13 - 9/30/13
Sterling Capital Securitized Opportunities Fund
Class A Shares	$1,000.00	$1,020.56	$4.56	0.90%
Class C Shares	1,000.00	1,016.80	8.34	1.65%
Institutional Shares	1,000.00	1,021.81	3.29	0.65%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.26	4.86	0.96%
Class C Shares	1,000.00	1,016.50	8.64	1.71%
Institutional Shares	1,000.00	1,021.51	3.60	0.71%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.31	4.81	0.95%
Class C Shares	1,000.00	1,016.60	8.54	1.69%
Institutional Shares	1,000.00	1,021.56	3.55	0.70%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.46	4.66	0.92%
Class C Shares	1,000.00	1,016.70	8.44	1.67%
Institutional Shares	1,000.00	1,021.71	3.40	0.67%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.36	4.76	0.94%
Class C Shares	1,000.00	1,016.60	8.54	1.69%
Institutional Shares	1,000.00	1,021.61	3.50	0.69%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.41	4.71	0.93%
Class C Shares	1,000.00	1,016.65	8.49	1.68%
Institutional Shares	1,000.00	1,021.71	3.40	0.67%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.41	4.71	0.93%
Class C Shares	1,000.00	1,016.65	8.49	1.68%
Institutional Shares	1,000.00	1,021.66	3.45	0.68%
Sterling Capital Strategic Allocation Conservative Fund
Class A Shares	1,000.00	1,022.86	2.23	0.44%
Class B Shares	1,000.00	1,019.10	6.02	1.19%
Class C Shares	1,000.00	1,019.10	6.02	1.19%
Institutional Shares	1,000.00	1,024.12	0.96	0.19%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,023.06	2.03	0.40%
Class B Shares	1,000.00	1,019.25	5.87	1.16%
Class C Shares	1,000.00	1,019.30	5.82	1.15%
Institutional Shares	1,000.00	1,024.57	0.51	0.10%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,022.91	2.18	0.43%
Class B Shares	1,000.00	1,019.35	5.77	1.14%
Class C Shares	1,000.00	1,019.10	6.02	1.19%
Institutional Shares	1,000.00	1,024.22	0.86	0.17%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Large Cap Value Diversified Fund
Schedule of Portfolio Investments
September 30, 2013

Shares		Fair Value
COMMON STOCKS (98.1%)

	Consumer Discretionary (8.4%)
26,693	Best Buy Co., Inc.	$1,000,987
262,487	Ford Motor Co.	4,428,156
19,139	GameStop Corp., Class A	950,251
57,443	Gap, Inc. (The)	2,313,804
16,156	Hanesbrands, Inc.	1,006,680
10,879	Lear Corp.	778,610
76,911	Time Warner, Inc.	5,061,513
40,262	Viacom, Inc., Class B	3,365,098

		18,905,099

	Consumer Staples (5.5%)
106,745	Archer-Daniels-Midland Co.	3,932,486
15,751	Herbalife, Ltd.	1,098,947
18,839	Kimberly-Clark Corp.	1,775,011
87,521	Kroger Co. (The)	3,530,597
11,479	Nu Skin Enterprises, Inc., Class A	1,098,999
33,194	Tyson Foods, Inc., Class A	938,726

		12,374,766

	Energy (13.5%)
139,002	Chesapeake Energy Corp.	3,597,372
79,558	ConocoPhillips	5,530,077
66,734	Halliburton Co.	3,213,242
15,244	Helmerich & Payne, Inc.	1,051,074
50,784	Hess Corp.	3,927,635
52,423	Marathon Petroleum Corp.	3,371,847
16,516	Murphy Oil Corp.	996,245
55,337	Occidental Petroleum Corp.	5,176,223
103,980	Valero Energy Corp.	3,550,917

		30,414,632

	Financials (26.9%)
40,652	Ameriprise Financial, Inc.	3,702,584
18,118	Assurant, Inc.	980,184
48,314	Assured Guaranty, Ltd.	905,887
23,905	Capital One Financial Corp.	1,643,230
144,046	Citigroup, Inc.	6,987,671
65,865	Duke Realty Corp., REIT	1,016,956
18,214	Endurance Specialty Holdings, Ltd.	978,456
32,847	Goldman Sachs Group, Inc. (The)	5,196,724
32,465	Hartford Financial Services Group, Inc.	1,010,311
35,565	Hospitality Properties Trust, REIT	1,006,489
160,174	JPMorgan Chase & Co.	8,279,394
19,299	Lincoln National Corp.	810,365
92,004	MetLife, Inc.	4,319,588
31,373	National Retail Properties, Inc., REIT	998,289
33,837	Omega Healthcare Investors, Inc., REIT	1,010,711
55,936	Piedmont Office Realty Trust, Inc., Class A, REIT	971,049
57,916	PNC Financial Services Group, Inc. (The)	4,196,014
23,484	Principal Financial Group, Inc.	1,005,585
50,193	Prudential Financial, Inc.	3,914,050
72,037	Retail Properties of America, Inc., Class A, REIT	990,509
40,057	SLM Corp.	997,419
38,547	Starwood Property Trust, Inc., REIT	923,972
8,506	Weingarten Realty Investors, REIT	249,481
201,699	Wells Fargo & Co.	8,334,203

		60,429,121

Shares		Fair Value
COMMON STOCKS — (continued)

	Health Care (13.1%)
23,696	Actavis, Inc.(a)	$3,412,224
57,607	Aetna, Inc.	3,688,000
15,037	Biogen Idec, Inc.(a)	3,620,308
72,627	Cardinal Health, Inc.	3,787,498
20,868	Charles River Laboratories International, Inc.(a)	965,354
23,387	Endo Health Solutions, Inc.(a)	1,062,705
10,958	Jazz Pharmaceuticals PLC(a)	1,007,807
26,383	McKesson Corp.	3,384,939
27,192	Mylan, Inc.(a)	1,037,919
9,437	Omnicare, Inc.	523,753
45,127	Thermo Fisher Scientific, Inc.	4,158,453
13,552	United Therapeutics Corp.(a)	1,068,575
20,752	WellPoint, Inc.	1,735,075

		29,452,610

	Industrials (12.0%)
16,990	AGCO Corp.	1,026,536
9,931	Alliant Techsystems, Inc.	968,868
7,348	Copa Holdings SA, Class A	1,018,947
174,261	Delta Air Lines, Inc.	4,110,817
65,327	Exelis, Inc.	1,026,287
46,173	General Dynamics Corp.	4,041,061
24,025	Lockheed Martin Corp.	3,064,389
40,733	Northrop Grumman Corp.	3,880,226
21,393	Oshkosh Corp.(a)	1,047,829
50,690	Raytheon Co.	3,906,678
57,612	RR Donnelley & Sons Co.	910,270
35,531	Spirit Aerosystems Holdings, Inc., Class A(a)	861,271
11,683	Towers Watson & Co., Class A	1,249,614

		27,112,793

	Information Technology (9.7%)
206,743	Activision Blizzard, Inc.	3,446,406
20,701	Arrow Electronics, Inc.(a)	1,004,619
24,921	Avnet, Inc.	1,039,455
47,502	Booz Allen Hamilton Holding Corp.	917,739
129,862	Brocade Communications Systems, Inc.(a)	1,045,389
135,764	Cisco Systems, Inc.	3,179,593
19,162	Computer Sciences Corp.	991,442
67,107	Freescale Semiconductor, Ltd.(a)	1,117,332
193,095	Hewlett-Packard Co.	4,051,133
43,483	Ingram Micro, Inc., Class A(a)	1,002,283
79,354	Marvell Technology Group, Ltd.	912,571
62,804	Micron Technology, Inc.(a)	1,097,186
17,415	SanDisk Corp.	1,036,367
15,499	Western Digital Corp.	982,637

		21,824,152

	Materials (2.3%)
12,644	Eastman Chemical Co.	984,968
45,663	Lyondellbasell Industries NV, Class A	3,343,901
8,648	Rock Tenn Co., Class A	875,783

		5,204,652

	Telecommunication Services (1.6%)
104,471	AT&T, Inc.	3,533,209

	Utilities (5.1%)
28,422	Ameren Corp.	990,222
29,287	Consolidated Edison, Inc.	1,614,885
69,536	Dominion Resources, Inc.	4,344,609

Continued

Sterling Capital Large Cap Value Diversified Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Shares		Fair Value
COMMON STOCKS — (continued)

	Utilities — (continued)
119,644	PPL Corp.	$3,634,785
29,477	Vectren Corp.	983,058

		11,567,559

	Total Common Stocks (Cost $205,518,657)	220,818,593

MONEY MARKET FUND (1.7%)
3,776,347	Federated Treasury Obligations Fund, Institutional Shares	3,776,347

	Total Money Market Fund (Cost $3,776,347)	3,776,347

Fair Value
Total Investments — 99.8% (Cost $209,295,004)	$224,594,940
Net Other Assets (Liabilities) — 0.2%	468,960

NET ASSETS — 100.0%	$225,063,900

(a)	Represents non-income producing security.

REIT - Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund
Schedule of Portfolio Investments
September 30, 2013

Shares		Fair Value
COMMON STOCKS (94.3%)

	Consumer Discretionary (18.7%)
819,900	Ascena Retail Group, Inc.(a)	$16,340,607
99,350	Chico’s FAS, Inc.	1,655,171
1,241,700	Interpublic Group of Cos., Inc. (The)	21,332,406
200,925	Kohl’s Corp.	10,397,869
710,500	News Corp., Class B(a)	11,673,515
384,820	Omnicom Group, Inc.	24,412,981
245,819	Universal Technical Institute, Inc.	2,981,784
253,100	Viacom, Inc., Class B	21,154,098

		109,948,431

	Energy (0.6%)
605,526	Forest Oil Corp.(a)	3,693,709

	Financials (30.7%)
1,191,275	Annaly Capital Management, Inc., REIT	13,794,965
537,092	Aspen Insurance Holdings, Ltd.	19,491,069
397,303	Assured Guaranty, Ltd.	7,449,431
47,100	CBRE Group, Inc., Class A(a)	1,089,423
1,170,000	E*TRADE Financial Corp.(a)	19,305,000
394,385	Endurance Specialty Holdings, Ltd.	21,186,362
65,600	Enstar Group, Ltd.(a)	8,960,960
2,575	Granite REIT	91,799
844,400	Leucadia National Corp.	23,001,456
279,000	Lincoln National Corp.	11,715,210
43,741	Markel Corp.(a)	22,647,777
335,700	Ryman Hospitality Properties, Inc., REIT	11,585,007
462,584	Willis Group Holdings PLC	20,043,765

		180,362,224

	Health Care (16.4%)
134,600	Becton Dickinson & Co.	13,462,692
197,813	Covidien PLC	12,054,724
136,028	Laboratory Corp. of America Holdings(a)	13,485,816
250,700	Mallinckrodt PLC(a)	11,053,363
313,500	Omnicare, Inc.	17,399,250
223,542	WellPoint, Inc.	18,690,347
124,922	Zimmer Holdings, Inc.	10,261,093

		96,407,285

	Industrials (4.3%)
215,850	AerCap Holdings NV(a)	4,200,441
132,770	General Dynamics Corp.	11,620,030

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — (continued)
617,900	UTi Worldwide, Inc.	$9,336,469

		25,156,940

	Information Technology (23.6%)
1,054,761	Dice Holdings, Inc.(a)	8,976,016
142,200	DST Systems, Inc.	10,723,302
906,996	EarthLink, Inc.	4,489,630
319,200	Fidelity National Information Services, Inc.	14,823,648
326,300	Global Payments, Inc.	16,667,404
88,000	Kulicke & Soffa Industries, Inc.(a)	1,016,400
77,325	Leidos Holdings, Inc.	3,519,834
181,800	Lender Processing Services, Inc.	6,048,486
318,725	MICROS Systems, Inc.(a)	15,917,127
119,155	MicroStrategy, Inc., Class A(a)	12,363,523
44,186	Science Applications International Corp.	1,491,266
467,200	Symantec Corp.	11,563,200
658,800	Western Union Co. (The)	12,293,208
1,846,367	Xerox Corp.	18,999,116

		138,892,160

	Total Common Stocks (Cost $432,559,866)	554,460,749

MONEY MARKET FUND (6.0%)
35,563,394	Federated Treasury Obligations Fund, Institutional Shares	35,563,394

	Total Money Market Fund (Cost $35,563,394)	35,563,394

Total Investments — 100.3% (Cost $468,123,260)		590,024,143
Net Other Assets (Liabilities) — (0.3)%		(1,995,079)

NET ASSETS — 100.0%		$588,029,064

(a)	Represents non-income producing security.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Diversified Fund
Schedule of Portfolio Investments
September 30, 2013

Shares		Fair Value
COMMON STOCKS (98.0%)

	Consumer Discretionary (11.1%)
19,136	Big 5 Sporting Goods Corp.	$307,707
27,722	Boyd Gaming Corp.(a)	392,266
27,980	Bridgepoint Education, Inc.(a)	504,759
11,353	Brown Shoe Co., Inc.	266,455
7,657	Capella Education Co.(a)	433,080
8,557	CEC Entertainment, Inc.	392,424
6,190	CSS Industries, Inc.	148,622
102,293	Cumulus Media, Inc., Class A(a)	542,153
30,853	Dana Holding Corp.	704,683
31,530	Digital Generation, Inc.(a)	407,683
77,789	Entravision Communications Corp., Class A	458,955
29,670	EW Scripps Co. (The) Class A(a)	544,445
40,187	Gray Television, Inc.(a)	315,468
9,558	Guess?, Inc.	285,306
24,011	hhgregg, Inc.(a)	430,037
45,634	Journal Communications, Inc., Class A(a)	390,171
5,632	Lear Corp.	403,082
37,842	Live Nation Entertainment, Inc.(a)	701,969
11,598	Marcus Corp.	168,519
12,250	MDC Partners, Inc., Class A	342,755
6,776	Monarch Casino & Resort, Inc.(a)	128,608
6,891	NACCO Industries, Inc., Class A	381,899
45,447	Orbitz Worldwide, Inc.(a)	437,655
5,832	Outerwall, Inc.(a)	291,542
3,857	Red Robin Gourmet Burgers, Inc.(a)	274,233
30,826	Ruth’s Hospitality Group, Inc.	365,596
7,964	Scholastic Corp.	228,169
2,730	Sears Hometown and Outlet Stores, Inc.(a)	86,677
32,816	Smith & Wesson Holding Corp.(a)	360,648
34,794	Stoneridge, Inc.(a)	376,123
10,408	Tower International, Inc.(a)	208,056
14,451	Unifi, Inc.(a)	337,575
11,343	Universal Electronics, Inc.(a)	408,688
542	Washington Post Co. (The) Class B	331,352

		12,357,360

	Consumer Staples (2.5%)
7,519	Andersons, Inc. (The)	525,578
16,659	Farmer Bros. Co.(a)	250,885
6,005	Ingles Markets, Inc., Class A	172,524
6,325	John B. Sanfilippo & Son, Inc.	146,677
22,967	Pilgrim’s Pride Corp.(a)	385,616
14,072	Safeway, Inc.	450,163
5,007	Sanderson Farms, Inc.	326,657
54,132	SUPERVALU, Inc.(a)	445,506
415	USANA Health Sciences, Inc.(a)	36,018

		2,739,624

	Energy (5.4%)
27,600	Alon USA Energy, Inc.	281,796
30,657	Cloud Peak Energy, Inc.(a)	449,738
10,564	Dawson Geophysical Co.(a)	343,013
18,923	Exterran Holdings, Inc.(a)	521,707
25,462	Green Plains Renewable Energy, Inc.	408,665
49,251	Hercules Offshore, Inc.(a)	362,980
21,468	Nabors Industries, Ltd.	344,776
43,737	Newpark Resources, Inc.(a)	553,710
92,136	Parker Drilling Co.(a)	525,175
11,182	Patterson-UTI Energy, Inc.	239,071
16,437	PBF Energy, Inc.	369,011
26,012	Renewable Energy Group, Inc.(a)	394,082

Shares		Fair Value
COMMON STOCKS — (continued)

	Energy — (continued)
9,571	REX American Resources Corp.(a)	$294,213
18,273	Stone Energy Corp.(a)	592,593
53,337	Warren Resources, Inc.(a)	156,277
4,242	Western Refining, Inc.	127,430

		5,964,237

	Financials (37.5%)
13,146	1st Source Corp.	353,890
4,007	Allied World Assurance Co. Holdings AG	398,256
26,458	American Capital, Ltd.(a)	363,797
30,074	American Equity Investment Life Holding Co.	638,170
6,982	American Financial Group, Inc.	377,447
3,666	American National Insurance Co.	359,415
9,327	American Safety Insurance Holdings, Ltd.(a)	281,675
11,040	Amtrust Financial Services, Inc.	431,222
90,072	Anworth Mortgage Asset Corp., REIT	435,048
18,634	Apollo Residential Mortgage, Inc., REIT	271,870
12,572	Argo Group International Holdings, Ltd.	539,087
14,535	Arlington Asset Investment Corp., Class A	345,642
137,283	ARMOUR Residential REIT, Inc.	576,589
10,052	Aspen Insurance Holdings, Ltd.	364,787
6,782	Assurant, Inc.	366,906
16,000	Assured Guaranty, Ltd.	300,000
8,541	Axis Capital Holdings, Ltd.	369,911
18,676	Banco Latinoamericano de Comercio Exterior SA	465,406
13,222	Banner Corp.	504,552
15,012	Calamos Asset Management, Inc., Class A	149,970
11,928	Capital Southwest Corp.	408,057
42,111	Capstead Mortgage Corp., REIT	495,646
68,084	Cedar Realty Trust, Inc., REIT	352,675
21,776	Central Pacific Financial Corp.	385,435
53,810	CNO Financial Group, Inc.	774,864
17,470	CoBiz Financial, Inc.	168,760
25,869	Colony Financial, Inc., REIT	516,863
33,073	Cousins Properties, Inc., REIT	340,321
10,123	Customers Bancorp, Inc.(a)	162,980
40,926	Dynex Capital, Inc., REIT	358,921
17,623	Employers Holdings, Inc.	524,108
7,027	Endurance Specialty Holdings, Ltd.	377,490
9,890	Enterprise Financial Services Corp.	165,954
9,696	FBL Financial Group, Inc., Class A	435,350
5,717	FBR & Co.(a)	153,273
10,400	Federal Agricultural Mortgage Corp., Class C	347,152
10,682	Fidelity Southern Corp.	163,862
8,448	Fidus Investment Corp.	163,891
1,848	First Citizens BancShares, Inc., Class A	379,949
19,154	First Interstate Bancsystem, Inc.	462,569
24,087	First Merchants Corp.	417,428
10,912	Flushing Financial Corp.	201,326
27,470	FXCM, Inc., Class A	542,533
32,854	Genworth Financial, Inc., Class A(a)	420,203
81,704	Gramercy Property Trust, Inc., REIT(a)	339,072
15,088	Greenlight Capital Re, Ltd., Class A(a)	429,103
26,319	Hanmi Financial Corp.	436,106
10,477	Hatteras Financial Corp., REIT	196,025
10,989	HCI Group, Inc.	448,791
31,027	Hercules Technology Growth Capital, Inc.	473,162
19,629	Horace Mann Educators Corp.	557,071
21,933	Interactive Brokers Group, Inc., Class A	411,682
18,860	International Bancshares Corp.	407,942

Continued

Sterling Capital Small Cap Value Diversified Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Shares		Fair Value
COMMON STOCKS — (continued)

	Financials — (continued)
40,081	Invesco Mortgage Capital, Inc., REIT	$616,847
36,203	KCAP Financial, Inc.	325,103
10,647	Kemper Corp.	357,739
38,895	MaidenHoldings,Ltd.	459,350
18,629	Manning & Napier, Inc.	310,732
31,795	MBIA, Inc.(a)	325,263
59,256	MCG Capital Corp.	298,650
25,412	Medallion Financial Corp.	378,131
39,187	MFA Financial, Inc., REIT	291,943
19,664	Montpelier Re Holdings, Ltd.	512,247
1,932	National Western Life Insurance Co., Class A	389,820
6,541	Navigators Group, Inc. (The)(a)	377,874
12,079	Nelnet, Inc., Class A	464,438
26,521	OFG Bancorp	429,375
21,554	Old Republic International Corp.	331,932
14,954	One Liberty Properties, Inc., REIT	303,267
4,007	PartnerRe, Ltd.	366,801
40,081	PennantPark Investment Corp.	451,312
9,098	Phoenix Cos., Inc. (The)(a)	351,820
10,745	Platinum Underwriters Holdings, Ltd.	641,799
12,478	Popular, Inc.(a)	327,298
24,686	PrivateBancorp, Inc.	528,280
65,937	Prospect Capital Corp.	737,176
9,232	Protective Life Corp.	392,822
7,771	Provident Financial Holdings, Inc.	129,076
29,443	Redwood Trust, Inc., REIT	579,733
7,162	Regional Management Corp.(a)	227,752
5,282	Reinsurance Group of America, Inc.	353,841
4,182	RenaissanceRe Holdings, Ltd.	378,596
11,540	Republic Bancorp, Inc., Class A	317,927
4,219	Safety Insurance Group, Inc.	223,480
18,936	Sandy Spring Bancorp, Inc.	440,451
7,207	Southside Bancshares, Inc.	193,292
7,507	StanCorp Financial Group, Inc.	413,035
8,753	State Auto Financial Corp.	183,288
14,929	Stewart Information Services Corp.	477,579
35,516	Symetra Financial Corp.	632,895
128,026	Synovus Financial Corp.	422,486
32,215	TICC Capital Corp.	314,096
4,991	Tree.com, Inc.	131,064
13,248	Trico Bancshares	301,789
62,080	Two Harbors Investment Corp., REIT	602,797
15,925	Union First Market Bankshares Corp.	372,167
21,879	United Community Banks, Inc.(a)	328,185
15,453	United Fire Group, Inc.	470,853
39,692	Universal Insurance Holdings, Inc.	279,829
8,191	Validus Holdings, Ltd.	302,903
17,551	Washington Federal, Inc.	362,955
25,714	Webster Financial Corp.	656,478
29,281	Western Alliance Bancorp(a)	554,289
565	White Mountains Insurance Group, Ltd.	320,705
60,111	Wilshire Bancorp, Inc.	491,708
13,661	Winthrop Realty Trust, REIT	152,320
13,442	Wintrust Financial Corp.	552,063
6,357	WSFS Financial Corp.	383,009

		41,832,864

	Health Care (4.5%)
10,403	Addus HomeCare Corp.(a)	301,375
23,287	Albany Molecular Research, Inc.(a)	300,169
5,370	Alliance HealthCare Services, Inc.(a)	148,695

Shares		Fair Value
COMMON STOCKS — (continued)

	Health Care — (continued)
24,023	Amedisys, Inc.(a)	$413,676
10,837	Anika Therapeutics, Inc.(a)	259,655
7,007	Centene Corp.(a)	448,168
13,330	Cornerstone Therapeutics, Inc.(a)	125,435
13,327	Lannett Co., Inc.(a)	290,795
5,935	LHC Group, Inc.(a)	139,235
6,857	LifePoint Hospitals, Inc.(a)	319,742
8,642	National Healthcare Corp.	408,507
18,878	NuVasive, Inc.(a)	462,322
17,935	Owens & Minor, Inc.	620,372
4,055	PDL BioPharma, Inc.	32,318
14,297	Providence Service Corp. (The)(a)	410,181
3,251	Questcor Pharmaceuticals, Inc.	188,558
2,529	United Therapeutics Corp.(a)	199,412

		5,068,615

	Industrials (13.5%)
22,445	AAR Corp.	613,422
6,557	Alaska Air Group, Inc.	410,599
10,687	Albany International Corp., Class A	383,343
3,792	Alliant Techsystems, Inc.	369,948
31,050	ARC Document Solutions, Inc.(a)	142,519
22,304	Arkansas Best Corp.	572,544
5,957	Barrett Business Services, Inc.	400,966
15,613	Celadon Group, Inc.	291,495
12,456	Coleman Cable, Inc.	262,946
7,494	Columbus McKinnon Corp.(a)	180,081
8,482	Consolidated Graphics, Inc.(a)	475,501
10,270	Ducommun, Inc.(a)	294,544
23,404	Ennis, Inc.	422,208
6,705	G&K Services, Inc., Class A	404,915
19,553	Heidrick & Struggles International, Inc.	372,680
5,395	Hyster-Yale Materials Handling, Inc.	483,770
9,894	ICF International, Inc.(a)	350,347
14,895	Insteel Industries, Inc.	239,809
5,226	Kadant, Inc.	175,541
32,627	Kimball International, Inc., Class B	361,833
9,902	Lydall, Inc.(a)	170,017
13,524	Matson, Inc.	354,735
7,213	Michael Baker Corp.	291,910
10,085	NN, Inc.	156,923
5,446	Northwest Pipe Co.(a)	179,064
32,191	Orion Marine Group, Inc.(a)	335,108
6,924	Oshkosh Corp.(a)	339,138
24,630	Pacer International, Inc.(a)	152,460
6,724	Park-Ohio Holdings Corp.(a)	258,336
18,304	Quad/Graphics, Inc.	555,709
26,416	Quality Distribution, Inc.(a)	244,084
36,288	Republic Airways Holdings, Inc.(a)	431,827
22,962	RPX Corp.(a)	402,524
22,187	RR Donnelley & Sons Co.	350,555
18,117	Rush Enterprises, Inc., Class A(a)	480,282
30,920	SkyWest, Inc.	448,958
15,854	Spirit Aerosystems Holdings, Inc., Class A(a)	384,301
18,033	Swift Transportation Co.(a)	364,086
6,448	Trinity Industries, Inc.	292,417
10,687	Twin Disc, Inc.	279,251
13,912	United Stationers, Inc.	605,172
3,349	VSE Corp.	157,236
39,161	Wabash National Corp.(a)	456,617

Continued

Sterling Capital Small Cap Value Diversified Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — (continued)
10,859	Xerium Technologies, Inc.(a)	$125,856

		15,025,577

	Information Technology (11.9%)
16,946	Alpha & Omega Semiconductor, Ltd.(a)	142,516
6,054	Anaren, Inc.(a)	154,377
6,248	Arrow Electronics, Inc.(a)	303,215
19,154	AVG Technologies NV(a)	458,547
55,899	Avid Technology, Inc.(a)	335,394
9,947	Avnet, Inc.	414,889
28,486	AVX Corp.	374,021
26,056	Benchmark Electronics, Inc.(a)	596,422
1,803	Black Box Corp.	55,244
39,734	Brocade Communications Systems, Inc.(a)	319,859
30,006	Checkpoint Systems, Inc.(a)	501,100
26,124	CTS Corp.	411,975
2,377	ePlus, Inc.	122,843
20,736	Fabrinet(a)	349,194
15,639	First Solar, Inc.(a)	628,844
19,023	Hackett Group, Inc. (The)	135,634
59,081	Harmonic, Inc.(a)	454,333
18,645	Insight Enterprises, Inc.(a)	352,763
25,591	International Rectifier Corp.(a)	633,889
15,541	Jabil Circuit, Inc.	336,929
11,481	Lexmark International, Inc., Class A	378,873
32,058	Marvell Technology Group, Ltd.	368,667
52,507	Photronics, Inc.(a)	411,130
14,622	Plexus Corp.(a)	543,938
36,785	Sanmina Corp.(a)	643,370
1,625	ScanSource, Inc.(a)	56,225
27,685	Silicon Graphics International Corp.(a)	449,881
22,338	SunPower Corp.(a)	584,362
12,513	Supertex, Inc.	317,079
12,057	SYNNEX Corp.(a)	740,903
37,104	TiVo, Inc.(a)	461,574
32,753	TTM Technologies, Inc.(a)	319,342
11,264	Ubiquiti Networks, Inc.	378,358
21,151	Ultra Clean Holdings, Inc.(a)	146,153
27,932	Vishay Intertechnology, Inc.(a)	360,043

		13,241,886

	Materials (5.1%)
21,809	A.M. Castle & Co.(a)	351,125
18,589	Berry Plastics Group, Inc.(a)	371,222
57,004	Boise, Inc.	718,250
2,907	Domtar Corp.	230,874
4,790	Huntsman Corp.	98,722
9,051	Materion Corp.	290,175
15,787	Myers Industries, Inc.	317,477
8,095	Neenah Paper, Inc.	318,214
11,065	Olympic Steel, Inc.	307,386
16,207	OM Group, Inc.(a)	547,472
7,057	Packaging Corp. of America	402,884
18,437	PH Glatfelter Co.	499,090
1,386	Reliance Steel & Aluminum Co.	101,552

Shares		Fair Value
COMMON STOCKS — (continued)

	Materials — (continued)
7,932	Schweitzer-Mauduit International, Inc.	$480,124
4,517	United States Steel Corp.	93,005
17,415	Worthington Industries, Inc.	599,598

		5,727,170

	Telecommunication Services (1.6%)
12,063	Hawaiian Telcom Holdco, Inc.(a)	320,876
19,904	IDT Corp., Class B	353,296
53,626	Iridium Communications, Inc.(a)	368,947
12,826	Telephone & Data Systems, Inc.	379,008
23,606	USA Mobility, Inc.	334,261

		1,756,388

	Utilities (4.9%)
7,568	Chesapeake Utilities Corp.	397,244
10,913	Consolidated Water Co., Ltd.	163,368
31,252	Dynegy, Inc.(a)	603,789
15,274	El Paso Electric Co.	510,152
4,769	Empire District Electric Co.	103,297
15,261	IDACORP, Inc.	738,632
7,546	New Jersey Resources Corp.	332,401
26,828	PNM Resources, Inc.	607,118
13,601	Southwest Gas Corp.	680,050
9,182	UGI Corp.	359,292
10,840	Westar Energy, Inc.	332,246
15,461	WGL Holdings, Inc.	660,339

		5,487,928

	Total Common Stocks (Cost $103,119,306)	109,201,649

EXCHANGE TRADED FUND (0.6%)
7,400	iShares Russell 2000 Value ETF	678,136

	Total Exchange Traded Fund (Cost $638,602)	678,136

MONEY MARKET FUND (1.9%)
2,148,527	Federated Treasury Obligations Fund, Institutional Shares	2,148,527

	Total Money Market Fund (Cost $2,148,527)	2,148,527

Total Investments — 100.5% (Cost $105,906,435)		112,028,312
Net Other Assets (Liabilities) — (0.5)%		(575,617)

NET ASSETS — 100.0%		$111,452,695

(a)	Represents non-income producing security.

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Special Opportunities Fund
Schedule of Portfolio Investments
September 30, 2013

Shares		Fair Value
COMMON STOCKS (92.9%)

	Consumer Discretionary (12.5%)
845,000	Comcast Corp., Class A	$38,151,750
529,000	DIRECTV(a)	31,607,750
1,960,000	Ford Motor Co.	33,065,200

		102,824,700

	Consumer Staples (2.4%)
637,000	Mondelez International, Inc., Class A	20,014,540

	Energy (12.7%)
310,000	Apache Corp.	26,393,400
186,000	EOG Resources, Inc.(b)	31,486,080
644,000	Halliburton Co.	31,008,600
449,565	Williams Cos., Inc. (The)	16,346,183

		105,234,263

	Financials (5.7%)
352,000	Capital One Financial Corp.	24,196,480
669,000	Ryman Hospitality Properties, Inc., REIT	23,087,190

		47,283,670

	Health Care (18.2%)
541,300	Agilent Technologies, Inc.	27,741,625
605,500	HCA Holdings, Inc.	25,885,125
1,161,000	Myriad Genetics, Inc.(a)	27,283,500
784,000	Teva Pharmaceutical Industries, Ltd., ADR	29,619,520
550,000	UnitedHealth Group, Inc.(b)	39,385,500

		149,915,270

	Industrials (11.5%)
689,500	ADT Corp. (The)	28,035,070
86,000	FedEx Corp.	9,813,460
692,000	Nielsen Holdings NV	25,223,400
389,205	Robert Half International, Inc.(b)	15,190,671
242,000	Ryder System, Inc.	14,447,400
75,000	Xylem, Inc.	2,094,750

		94,804,751

	Information Technology (27.7%)
560,000	Akamai Technologies, Inc.(a)	28,952,000

Shares		Fair Value
COMMON STOCKS — (continued)

	Information Technology — (continued)
67,900	Apple, Inc.(b)	$32,371,325
1,044,000	Broadcom Corp., Class A(b)	27,154,440
655,000	Check Point Software Technologies, Ltd.(a)	37,046,800
1,510,000	Cisco Systems, Inc.	35,364,200
669,000	eBay, Inc.(a)	37,323,510
460,000	Intuit, Inc.	30,502,600

		228,714,875

	Materials (2.2%)
1,733,000	Yamana Gold, Inc.	18,023,200

	Total Common Stocks (Cost $590,991,002)	766,815,269

MONEY MARKET FUND (7.3%)
60,636,436	Federated Treasury Obligations Fund, Institutional Shares	60,636,436

	Total Money Market Fund (Cost $60,636,436)	60,636,436

Total Investments — 100.2% (Cost $651,627,438)		827,451,705
Net Other Assets (Liabilities) — (0.2)%		(1,907,345)

NET ASSETS — 100.0%		$825,544,360

(a)	Represents non-income producing security.
(b)	All or a portion of security was held as collateral for written call options.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Equity Income Fund
Schedule of Portfolio Investments
September 30, 2013

Shares		Fair Value
COMMON STOCKS (86.3%)

	Consumer Discretionary (13.0%)
576,000	McDonald’s Corp.	$55,416,960
692,000	Omnicom Group, Inc.	43,900,480
1,013,000	Pearson PLC, ADR	20,604,420
989,000	Target Corp.	63,276,220
589,500	Time Warner Cable, Inc.	65,788,200

		248,986,280

	Consumer Staples (13.1%)
1,563,000	Coca-Cola Co. (The)	59,206,440
1,136,000	General Mills, Inc.	54,437,120
565,000	PepsiCo, Inc.	44,917,500
405,000	Philip Morris International, Inc.	35,068,950
1,525,000	Unilever PLC, ADR	58,834,500

		252,464,510

	Energy (20.3%)
360,000	Chevron Corp.	43,740,000
1,320,000	Ensco PLC, Class A	70,950,000
149,335	Kinder Morgan Management LLC(a)	11,194,141
1,763,000	Kinder Morgan, Inc.	62,709,910
1,018,596	Natural Resource Partners LP	19,404,254
715,000	Occidental Petroleum Corp.	66,881,100
188,000	Royal Dutch Shell PLC, Class A, ADR	12,347,840
322,000	Royal Dutch Shell PLC, Class B, ADR	22,169,700
1,987,200	Spectra Energy Corp.	68,021,856
275,000	Teekay LNG Partners LP	12,130,250

		389,549,051

	Financials (7.6%)
112,000	BlackRock, Inc.	30,309,440
1,299,000	MetLife, Inc.	60,988,050
634,500	Travelers Cos., Inc. (The)	53,786,565

		145,084,055

	Health Care (14.7%)
1,029,000	Abbott Laboratories	34,152,510
775,999	AbbVie, Inc.	34,710,435
1,049,000	Baxter International, Inc.	68,908,810

Shares		Fair Value
COMMON STOCKS — (continued)

	Health Care — (continued)
763,000	Novartis AG, ADR	$58,529,730
1,267,000	Pfizer, Inc.	36,375,570
594,005	WellPoint, Inc.	49,664,758

		282,341,813

	Industrials (1.9%)
410,000	United Parcel Service, Inc., Class B	37,461,700

	Information Technology (11.9%)
45,000	Accenture PLC, Class A	3,313,800
2,393,000	Intel Corp.	54,847,560
1,788,000	Maxim Integrated Products, Inc.	53,282,400
1,379,000	Microsoft Corp.	45,934,490
1,049,702	QUALCOMM, Inc.	70,707,927

		228,086,177

	Telecommunication Services (3.8%)
1,697,500	Rogers Communications, Inc., Class B	73,009,475

	Total Common Stocks (Cost $1,377,515,244)	1,656,983,061

MONEY MARKET FUND (14.6%)
279,831,363	Federated Treasury Obligations Fund, Institutional Shares	279,831,363

	Total Money Market Fund (Cost $279,831,363)	279,831,363

Total Investments — 100.9% (Cost $1,657,346,607)		1,936,814,424
Net Other Assets (Liabilities) — (0.9)%		(16,350,658)

NET ASSETS — 100.0%		$1,920,463,766

(a)	Represents non-income producing security.

ADR — American Depositary Receipt

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
ASSET BACKED SECURITIES (14.7%)
$ 178,000	Ally Auto Receivables Trust, Series 2012-1, Class A3, 0.930%, 2/16/16	$178,546
500,000	Ally Auto Receivables Trust, Series 2011-2, Class A4, 1.980%, 4/15/16	505,364
300,000	Ally Auto Receivables Trust, Series 2012-4, Class A3, 0.590%, 1/17/17	299,973
500,000	AmeriCredit Automobile Receivables Trust, Series 2013-3, Class A2, 0.680%, 10/11/16	500,208
405,000	AmeriCredit Automobile Receivables Trust, Series 2011-5, Class B, 2.450%, 12/8/16	412,152
173,333	Avis Budget Rental Car Funding AESOP, LLC, Series 2011-1A, Class A, 1.850%, 11/20/14(a)	173,545
560,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2011-2A, Class A, 2.370%, 11/20/14(a)	567,997
140,645	CarMax Auto Owner Trust, Series 2011-1, Class A3, 1.290%, 9/15/15	140,882
1,000,000	Citibank Omni Master Trust, Series 2009-A17, Class A17, 4.900%, 11/15/18(a)	1,046,879
110,990	Countrywide Asset-Backed Certificates, Series 2005-6, Class M1, 0.669%, 12/25/35(b)	110,371
375,310	First Franklin Mortgage Loan Trust, Series 2005-FF5, Class M1, 0.629%, 3/25/35(b)	373,374
370,833	Hertz Vehicle Financing, LLC, Series 2010-1A, Class A1, 2.600%, 2/25/15(a)	372,580
264,000	Honda Auto Receivables Owner Trust, Series 2013-3, Class A2, 0.540%, 1/15/16	264,249
665,000	M&T Bank Auto Receivables Trust, Series 2013-1A, Class A2, 0.660%, 2/16/16(a)	665,186
171,585	Mastr Asset Backed Securities Trust, Series 2006-NC1, Class A3, 0.369%, 1/25/36(b)	167,303
171,911	Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-4, Class A3, 0.439%, 11/25/35(b)	168,668
218,839	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 0.679%, 3/25/35(b)	217,547
378,000	Santander Drive Auto Receivables Trust, Series 2012-1, Class A3, 1.490%, 10/15/15	379,162
500,000	Santander Drive Auto Receivables Trust, Series 2013-3, Class A2, 0.550%, 9/15/16	499,576
480,000	Santander Drive Auto Receivables Trust, Series 2012-5, Class A3, 0.830%, 12/15/16	481,041
304,035	Volkswagen Auto Loan Enhanced Trust, Series 2012-2, Class A2, 0.330%, 7/20/15	303,881
159,958	World Omni Auto Receivables Trust, Series 2012-A, Class A2, 0.520%, 6/15/15	159,975

	Total Asset Backed Securities (Cost $8,006,140)	7,988,459

COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%)
412,507	Freddie Mac, Series 3944, Class LB, 2.000%, 2/15/25	414,384
71,679	Freddie Mac, Series 3128, Class BE, 5.000%, 5/15/33	72,728

	Total Collateralized Mortgage Obligations (Cost $490,689)	487,112

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (7.4%)
$ 200,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-2, Class B, 4.665%, 11/10/38(b)	$204,299
137,365	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-3, Class A5, 5.743%, 6/10/39(b)	139,109
345,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class AJ, 4.953%, 7/10/43(b)	361,017
309,122	Bear Stearns Commercial Mortgage Securities Trust, Series 2004-T16, Class A6, 4.750%, 2/13/46(b)	318,235
150,000	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(b)	158,952
248,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(b)	256,831
300,000	Extended Stay America Trust, Series 2013-ESFL, Class A2FL, 0.882%, 12/5/31(a)(b)	298,398
240,000	GE Capital Commercial Mortgage, Series 2005-C2, Class AJ, 5.061%, 5/10/43(b)	252,669
200,000	GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class AM, 4.754%, 5/10/43	208,012
200,000	GS Mortgage Securities Corp. II, Series 2013-KYO, Class A, 1.032%, 11/8/29(a)(b)	198,155
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-FL3, Class A2, 0.882%, 4/15/28(a)(b)	497,722
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class A, 0.962%, 4/15/30(a)(b)	494,913
185,000	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805%, 6/12/43(b)	193,492
400,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C8, Class E, 5.341%, 11/15/35(b)	400,649

	Total Commercial Mortgage-Backed Securities (Cost $4,053,420)	3,982,453

CORPORATE BONDS (55.8%)
	Consumer Discretionary (5.4%)
485,000	Daimler Finance North America, LLC, 1.875%, 9/15/14(a)	490,182
370,000	DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc., 4.750%, 10/1/14	384,543
250,000	ERAC USA Finance, LLC, 5.600%, 5/1/15(a)	267,365
410,000	NBCUniversal Media, LLC, 2.100%, 4/1/14	413,313
335,000	Nordstrom, Inc., 6.750%, 6/1/14	348,513
255,000	Royal Caribbean Cruises, Ltd., 6.875%, 12/1/13	256,594
260,000	Viacom, Inc., 1.250%, 2/27/15	260,704
250,000	Volkswagen International Finance NV, 1.625%, 3/22/15(a)	253,211
235,000	WPP Finance, 5.875%, 6/15/14	242,775

		2,917,200

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Consumer Staples (2.8%)
$455,000	Altria Group, Inc., 8.500%, 11/10/13	$458,706
250,000	ConAgra Foods, Inc., 5.875%, 4/15/14	256,909
485,000	Mondelez International, Inc., 5.250%, 10/1/13	485,000
310,000	SABMiller Holdings, Inc., 1.850%, 1/15/15(a)	313,849

		1,514,464

	Energy (7.5%)
215,000	Anadarko Petroleum Corp., 5.750%, 6/15/14	222,203
310,000	Cameron International Corp., 1.600%, 4/30/15	312,293
360,000	Canadian Natural Resources, Ltd., 1.450%, 11/14/14	362,691
468,000	Devon Energy Corp., 5.625%, 1/15/14	474,962
295,000	EnCana Holdings Finance Corp., 5.800%, 5/1/14	303,559
330,000	Energy Transfer Partners LP, 8.500%, 4/15/14	342,703
450,000	Enterprise Products Operating, LLC, Series G, 5.600%, 10/15/14	472,928
100,000	Hess Corp., 7.000%, 2/15/14	102,218
470,000	Kinder Morgan Energy Partners LP, 5.000%, 12/15/13	474,070
360,000	Petrobras International Finance Co., 2.875%, 2/6/15	365,224
300,000	Petrohawk Energy Corp., 10.500%, 8/1/14	309,990
315,000	TransCanada PipeLines, Ltd., 0.875%, 3/2/15	315,975

		4,058,816

	Financials (24.7%)
265,000	ABN AMRO Bank NV, 3.000%, 1/31/14(a)	266,966
230,000	Allstate Corp. (The), 5.000%, 8/15/14	238,905
290,000	American International Group, Inc., 3.750%, 11/30/13(a)	291,378
355,000	Axis Capital Holdings, Ltd., 5.750%, 12/1/14	374,520
675,000	Bank of America Corp., MTN, 7.375%, 5/15/14	702,562
300,000	BNP Paribas SA, 3.250%, 3/11/15	310,385
300,000	Capital One Financial Corp., 6.250%, 11/15/13	302,009
705,000	Citigroup, Inc., 5.000%, 9/15/14	731,574
200,000	CME Group, Inc., 5.750%, 2/15/14	203,820
361,000	CNA Financial Corp., 5.850%, 12/15/14	381,716
150,000	Colonial Realty LP, 6.250%, 6/15/14	155,504
225,000	Commonwealth Bank of Australia, 0.984%, 3/17/14(a)(b)	225,856
180,000	Duke Realty LP, REIT, 5.400%, 8/15/14	186,600
263,000	Endurance Specialty Holdings, Ltd., 6.150%, 10/15/15	284,667
250,000	ERP Operating LP, REIT, 5.250%, 9/15/14	260,544
250,000	Fixed Income Trust for Prudential Financial, Inc., 0.000%, 6/1/14	247,931
380,000	Ford Motor Credit Co., LLC, 7.000%, 10/1/13	380,000
375,000	Ford Motor Credit Co., LLC, 7.000%, 4/15/15	406,901
350,000	General Electric Capital Corp., 5.900%, 5/13/14	362,042
575,000	Goldman Sachs Group, Inc. (The), 3.300%, 5/3/15	594,571
360,000	HCP, Inc., REIT, 2.700%, 2/1/14	362,250
348,000	Health Care REIT, Inc., 6.000%, 11/15/13	350,066
410,000	ING Bank NV, 2.000%, 9/25/15(a)	415,580
365,000	Jefferies Group, LLC, 5.875%, 6/8/14	376,863
695,000	JPMorgan Chase & Co., 5.125%, 9/15/14	723,560
250,000	KeyBank NA, BKNT, 5.800%, 7/1/14	259,381
400,000	Kimco Realty Corp., MTN, REIT, 4.820%, 6/1/14	410,578

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$337,000	Macquarie Group, Ltd., 7.300%, 8/1/14(a)	$353,887
555,000	Morgan Stanley, 2.875%, 1/24/14	558,711
75,000	Morgan Stanley, 2.875%, 7/28/14	76,242
355,000	PNC Funding Corp., 3.000%, 5/19/14	360,633
250,000	Simon Property Group LP, REIT, 6.750%, 5/15/14	255,451
205,000	Societe Generale SA, 2.500%, 1/15/14(a)	205,881
665,000	UBS AG, 2.250%, 1/28/14	669,173
210,000	Union Bank NA, 1.209%, 6/6/14(b)	211,202
576,000	Wachovia Corp., 5.250%, 8/1/14	598,087
284,000	XL Group PLC, 5.250%, 9/15/14	295,923

		13,391,919

	Health Care (2.1%)
190,000	DaVita HealthCare Partners, Inc., 6.375%, 11/1/18	199,500
255,000	Express Scripts Holding Co., 2.750%, 11/21/14	260,526
150,000	UnitedHealth Group, Inc., 5.000%, 8/15/14	155,810
200,000	Valeant Pharmaceuticals International, 6.500%, 7/15/16(a)	207,000
315,000	Zimmer Holdings, Inc., 1.400%, 11/30/14	317,193

		1,140,029

	Industrials (3.3%)
416,000	Equifax, Inc., 4.450%, 12/1/14	432,203
390,000	Penske Truck Leasing Co., LP/PTL Finance Corp., 2.500%, 7/11/14(a)	394,356
200,000	Textron, Inc., 6.200%, 3/15/15	213,656
365,000	Tyco Electronics Group SA, 1.600%, 2/3/15	367,724
330,000	Waste Management, Inc., 6.375%, 3/11/15	354,905

		1,762,844

	Materials (4.2%)
410,000	Anglo American Capital PLC, 9.375%, 4/8/14(a)	427,134
250,000	ArcelorMittal USA, LLC, 6.500%, 4/15/14	255,782
355,000	Ecolab, Inc., 2.375%, 12/8/14	361,789
390,000	Freeport-McMoRan Copper & Gold, Inc., 1.400%, 2/13/15	391,024
440,000	Rio Tinto Finance USA, Ltd., 8.950%, 5/1/14	461,203
360,000	Xstrata Finance Canada, Ltd., 2.050%, 10/23/15(a)	360,980

		2,257,912

	Telecommunication Services (4.9%)
305,000	America Movil SAB de CV, 5.500%, 3/1/14	310,777
395,000	AT&T, Inc., 5.100%, 9/15/14	411,951
250,000	British Telecommunications PLC, 2.000%, 6/22/15	254,574
150,000	Crown Castle Towers, LLC, 4.523%, 1/15/15(a) .	155,615
340,000	Qwest Corp., 7.500%, 10/1/14	360,256
250,000	SBA Tower Trust, 4.254%, 4/15/15(a)	254,685
500,000	Verizon Communications, Inc., 1.250%, 11/3/14	502,937
220,000	Verizon New England, Inc., Series C, 4.750%, 10/1/13	220,000
210,000	Vodafone Group PLC, 5.000%, 12/16/13	211,983

		2,682,778

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Utilities (0.9%)
$465,000	Duke Energy Corp., 6.300%, 2/1/14	$473,612

	Total Corporate Bonds (Cost $30,207,799)	30,199,574

MUNICIPAL BONDS (23.4%)
	Alaska (0.2%)
100,000	Alaska Housing Finance Corp., State Capital Project, Refunding Revenue, Series A (NATL-RE), 4.000%, 12/1/13	100,641

	California (2.9%)
100,000	Alameda County Joint Powers Authority, Juvenile Justice Facilities, Correctional Facility Improvements Revenue, Series D (XLCA), 5.000%, 12/1/13	100,802
310,000	Beverly Hills Public Financing Authority, Various Projects Revenue, Series B, Taxable, 2.454%, 6/1/14	313,026
100,000	California State Public Works Board, Department of Corrections & Rehab, Refunding Revenue, Series J (AMBAC), 4.000%, 1/1/14	100,965
100,000	California State, Public Improvements, G.O. (AMBAC), 3.500%, 2/1/14	101,121
100,000	California State, Variable Purpose, Refunding G.O., Taxable, 3.750%, 10/1/13	100,006
220,000	California State, Various Purpose, Public Improvements Refunding G.O., 4.850%, 10/1/14	228,701
175,000	Long Beach Bond Finance Authority, Aquarium of The Pacific, Refunding Revenue, 3.000%, 11/1/13	175,406
125,000	Los Angeles County Public Works Financing Authority, L.A. Regulatory Park & Open Space, Special Assessment, Refunding Revenue (AGM), 5.000%, 10/1/13	125,016
300,000	Orange County, CA, Pension Obligations, Refunding Revenue, Series A, Taxable, 0.680%, 2/1/14	300,255

		1,545,298

	Colorado (0.3%)
135,000	City & County of Denver, CO, Airport System, Refunding Revenue, Series A, 4.000%, 11/15/14	140,473

	Connecticut (0.2%)
100,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University Health & Education Refunding Revenue, Series K1 (NATL-RE), 5.000%, 7/1/14	103,330

	Delaware (0.9%)
500,000	Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Refunding Revenue, 4.000%, 7/1/14	504,740

	Florida (2.5%)
250,000	Broward County Airport System, FL, Unrefunded, Port, Airport & Marina Improvements Revenue, Series L (AMBAC), 5.000%, 10/1/13	250,033

Principal Amount		Fair Value

MUNICIPAL BONDS — (continued)

	Florida — (continued)
$300,000	Cape Coral Water & Sewer, FL, Refunding Revenue, Series A (AGM), 3.000%, 10/1/13	$300,021
100,000	Florida Municipal Power Agency, All Requirements Power Supply, Electric Light & Power Improvements Revenue, Series A (AGM), OID, 3.750%, 10/1/13	100,010
125,000	Greater Orlando Aviation Authority, FL, Refunding Revenue, Series B, Taxable, 4.780%, 10/1/14	129,626
385,000	Hillsborough County Aviation Authority, Tampa International Airport, Refunding Revenue, Series A (AGM), 5.500%, 10/1/13	385,058
175,000	Hillsborough County Aviation Authority, Tampa International Airport, Refunding Revenue, Series C (NATL-RE), 5.250%, 10/1/13	175,023

		1,339,771

	Illinois (2.6%)
100,000	Chicago Board of Education, Dedicated Refunding Revenue, G.O., Series D, 4.000%, 12/1/13	100,646
500,000	Chicago, IL, Midway Airport Refunding Revenue, Series C (NATL-RE), 5.500%, 1/1/15	528,130
310,000	Chicago, IL, O’Hare International Airport, Passenger Facility Charge, Refunding Revenue, 5.000%, 1/1/14	313,596
150,000	Chicago, IL, Wastewater Transmission Revenue, 2nd Lien, Sewer Improvements, 3.000%, 1/1/14	150,765
300,000	Illinois State, Pension Funding, G.O., Taxable, 4.071%, 1/1/14	302,445

		1,395,582

	Kansas (0.2%)
100,000	Kansas Development Finance Authority, Department of Administration, Comprehensive Program Transit Improvements, Revenue, Series A (NATL), 5.000%, 11/1/13	100,412

	Kentucky (0.4%)
230,000	Fayette County School District Finance Corp., School Improvements Refunding Revenue, Series A, 2.000%, 10/1/14	234,216

	Massachusetts (0.6%)
100,000	Massachusetts Health & Educational Facilities Authority, Northeastern University, Series Y1 (G.O. of Institution), 5.000%, 10/1/14	104,545
225,000	Massachusetts Health & Educational Facilities Authority, Worcester City Campus Corp., University & College Improvements Revenue, Series E (NATL), 4.500%, 10/1/13	225,025

		329,570

	Michigan (0.8%)
450,000	Michigan State Hospital Finance Authority, Oakwood Obligated Group, Refunding Revenue, Prerefunded 11/1/13 @ 100, 5.500%, 11/1/14	452,057

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount	Fair Value

MUNICIPAL BONDS — (continued)

	Minnesota (0.6%)
$ 100,000	Minneapolis-St. Paul Metropolitan Airports Commission, Subordinate Refunding Revenue, Series C, 4.000%, 1/1/15	$104,404
200,000	Osseo Independent School District #279, School Building, Refunding Revenue G.O., Series A (AGM, School District Credit Enhancement Program), 5.000%, 2/1/14	203,264

		307,668

	New Hampshire (0.3%)
145,000	New Hampshire Municipal Bond Bank, Refunding Revenue, Series A, Prerefunded 8/15/14 @ 100 (NATL-RE G.O. of Bond Bank), 5.000%, 8/15/19	151,089

	New Jersey (2.7%)
450,000	New Jersey Economic Development Authority, Waste Management NJ, Inc. Project, Resource Recovery Improvements Revenue, 2.200%, 11/1/13(b)	450,432
190,000	New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation, Health, Hospital, Nursing Home Improvements Revenue, Series A, 5.000%, 10/1/13	190,025
320,000	New Jersey Health Care Facilities Financing Authority, Robert Wood Johnson University Hospital, Refunding Revenue, 4.000%, 7/1/14	328,304
500,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue, Series 1A, 3.000%, 12/1/13	502,120

		1,470,881

	New York (2.0%)
200,000	Long Island Power Authority, Refunding Revenue, Series 2010A, 3.000%, 5/1/14	202,852
200,000	Long Island Power Authority, Refunding Revenue, Series B, 5.250%, 6/1/14	206,220
150,000	New York State Dormitory Authority, Economic Development & Housing Improvements, Revenue, Series A, OID, 5.500%, 12/15/13	151,572
370,000	New York State Dormitory Authority, Mount Sinai Hospital, Health, Hospital, Nursing Home Improvements Revenue, Series A, 4.000%, 7/1/14	380,227
110,000	New York State Dormitory Authority, School District Bond Financing Program Revenue, Series D (Assured Guaranty G.O. of Authority), 5.375%, 10/1/14	115,557

		1,056,428

	North Carolina (1.7%)
250,000	Iredell County, NC, Public Facilities Project Improvements, Certificate of Participation (AMBAC), 5.000%, 10/1/13	250,033
275,000	New Hanover County, NC, New Hanover Regional Medical Center, Refunding Revenue, 4.000%, 10/1/13	275,027
250,000	Raleigh Durham Airport Authority, Refunding Revenue, Series B (AMBAC), 5.000%, 5/1/14	256,595

Principal Amount	Fair Value

MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$ 160,000	University of North Carolina at Chapel Hill, Refunding Revenue, Series A, 5.000%, 2/1/14	$162,302

		943,957

	Ohio (0.2%)
100,000	Ohio State Building Authority, State Facilities,
	Administration Building Fund Project, Refunding Revenue, Series B (NATL-RE), 5.000%, 10/1/13	100,013

	Oklahoma (1.4%)
500,000	Cleveland County Educational Facilities Authority, Moore Public Schools Project Revenue, 5.000%, 6/1/14	514,875
250,000	Oklahoma County Finance Authority, Putnam City Public Schools Project Revenue, 4.000%, 3/1/14	253,760

		768,635

	South Carolina (1.2%)
465,000	South Carolina State Public Service Authority, Libor Index, Refunding Revenue, Series D, Taxable, Callable 12/1/14 @ 100, 1.058%, 6/1/15(b)	466,097
100,000	South Carolina State Transportation Infrastructure Bank, Refunding Revenue, Series A, 3.000%, 10/1/13	100,008
100,000	South Carolina State Transportation Infrastructure Bank, Refunding Revenue, Series A, 5.000%, 10/1/13	100,013

		666,118

	Texas (0.6%)
200,000	Harris County, TX, Health Facilities Development Corp., Memorial Hermann Healthcare System, Health, Hospital, Nursing Home Improvements Revenue, Series A, 5.250%, 12/1/13	201,664
140,000	Houston, TX, Airport System Refunding Revenue, Subordinate Lien, Series B (NATL), OID, 4.000%, 7/1/14	143,837

		345,501

	Virginia (0.9%)
100,000	Fairfax County Economic Development Authority, Silver Line Phase I Project , Transit Improvements Revenue, 3.000%, 4/1/14	101,366
200,000	Roanoke Economic Development Authority, Carilion Clinic Obligations Group, Hospital Improvements, Refunding Revenue, 4.000%, 7/1/14	205,482
200,000	Virginia Resources Authority, Clean Water State Revolving Fund, Subordinate, Water Utility Improvements Revenue, 4.000%, 10/1/13	200,022

		506,870

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Washington (0.2%)
$ 115,000	King County Rural Library District, Public Improvements, G.O., 3.000%, 12/1/13	$115,545

	Total Municipal Bonds (Cost $12,674,258)	12,678,795

Shares
MONEY MARKET FUND (1.3%)
716,735	Federated Treasury Obligations Fund, Institutional Shares	716,735

	Total Money Market Fund (Cost $716,735)	716,735

Total Investments — 103.5% (Cost $56,149,041)		56,053,128
Net Other Assets (Liabilities) — (3.5)%		(1,901,427)

NET ASSETS — 100.0%		$54,151,701

(a)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2013. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Insurance Corp.

BKNT — Bank Note

G.O. — General Obligation

MTN — Medium Term Note

NATL -— National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

REIT — Real Estate Investment Trust

XLCA — XL Capital Assurance

See accompanying Notes to the Financial Statements.

Sterling Capital Short-Term Bond Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
ASSET BACKED SECURITIES (9.6%)
$ 595,000	AmeriCredit Automobile Receivables Trust, Series 2011-5, Class B, 2.450%, 12/8/16	$605,507
216,033	Argent Securities, Inc. Pass Through Certificates, Series 2005-W4, Class A2C, 0.479%, 2/25/36(a)	214,486
206,667	Avis Budget Rental Car Funding AESOP, LLC, Series 2011-1A, Class A, 1.850%, 11/20/14(b)	206,919
310,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2011-2A, Class A, 2.370%, 11/20/14(b)	314,427
300,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2010-4A, Class A, 2.090%, 4/20/15(b)	301,547
1,020,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2012-1A, Class A, 2.054%, 8/20/16(b)	1,036,490
1,400,000	Citibank Omni Master Trust, Series 2009-A17, Class A17, 4.900%, 11/15/18(b)	1,465,631
552,025	First Franklin Mortgage Loan Trust, Series 2005-FF5, Class M1, 0.629%, 3/25/35(a)	549,177
400,000	Hyundai Auto Receivables Trust, Series 2013-C, Class A3, 1.010%, 2/15/18	401,500
251,658	Mastr Asset Backed Securities Trust, Series 2006-NC1, Class A3, 0.369%, 1/25/36(a)	245,378
400,168	Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-HE1, Class A3, 0.389%, 2/25/36(a)	393,715
157,672	Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-4, Class A3, 0.439%, 11/25/35(a)	154,698
480,034	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 0.679%, 3/25/35(a)	477,200
1,000,000	Santander Drive Auto Receivables Trust, Series 2012-6, Class A3, 0.620%, 7/15/16	1,000,818

	Total Asset Backed Securities (Cost $7,373,831)	7,367,493

COLLATERALIZED MORTGAGE OBLIGATIONS (4.3%)
729,000	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)	715,788
212,359	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	216,621
246,604	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	254,204
413,495	Fannie Mae, Series 2003-66, Class PA, 3.500%, 2/25/33	428,064
357,109	Fannie Mae, Series 2012-121, Class NA, 3.000%, 11/25/42	369,229
312,116	Freddie Mac, Series 2770, Class UE, 4.500%, 3/15/19	329,492
198,177	Freddie Mac, Series 3414, Class A, 4.500%, 7/15/22	201,082
88,913	Freddie Mac, Series 3591, Class A, 4.000%, 1/15/23	90,374
192,194	PHHMC Trust, Series 2007-6, Class A1, 5.648%, 12/18/37(a)	198,522
278,022	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2003-10, Class A, 6.000%, 4/25/33	284,724

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$ 162,310	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	$169,062

	Total Collateralized Mortgage Obligations (Cost $3,275,187)	3,257,162

COMMERCIAL MORTGAGE-BACKED SECURITIES (18.1%)
604,000	Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, 5.889%, 7/10/44(a)	662,962
475,000	Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/46	520,832
475,000	Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.414%, 9/10/47	520,687
549,461	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-3, Class A5, 5.743%, 6/10/39(a)	556,435
250,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.463%, 11/10/42(a)	264,489
200,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	207,986
600,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class AJ, 4.953%, 7/10/43(a)	627,856
500,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4B, 4.943%, 9/11/42	532,268
147,427	Bear Stearns Commercial Mortgage Securities Trust, Series 2004-T16, Class A6, 4.750%, 2/13/46(a)	151,774
475,000	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	525,087
515,000	CD Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/48	564,827
475,000	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3, 5.951%, 3/15/49(a)	519,686
396,000	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(a)	419,633
603,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(a)	624,471
500,000	Extended Stay America Trust, Series 2013-ESFL, Class A2FL, 0.882%, 12/5/31(a)(b)	497,329
360,000	GE Capital Commercial Mortgage, Series 2005-C2, Class AJ, 5.061%, 5/10/43(a)	379,003
200,000	GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class AM, 4.754%, 5/10/43	208,012
475,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, 5.238%, 11/10/45(a)	502,797
420,000	GS Mortgage Securities Corp. II, Series 2013-KYO, Class A, 1.032%, 11/8/29(a)(b)	416,125
700,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-FL3, Class A2, 0.882%, 4/15/28(a)(b)	696,811

Continued

Sterling Capital Short-Term Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$ 300,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class A, 0.962%, 4/15/30(a)(b)	$296,948
600,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class AM, 4.780%, 7/15/42	630,568
427,185	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.552%, 5/12/45	468,421
500,000	LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/39(a)	543,155
500,000	Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class AJ, 5.263%, 9/12/42(a)	524,268
445,311	Morgan Stanley Capital I Trust, Series 2006-HQ9, Class A4, 5.731%, 7/12/44(a)	488,840
500,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C8, Class E, 5.341%, 11/15/35(a)	500,811
600,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(a)	637,250
364,867	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765%, 7/15/45(a)	393,581

	Total Commercial Mortgage-Backed Securities (Cost $14,174,119)	13,882,912

CORPORATE BONDS (62.1%)

	Consumer Discretionary (2.6%)
205,000	Daimler Finance North America, LLC, 2.625%, 9/15/16(b)	211,307
260,000	Delphi Corp., 5.875%, 5/15/19	275,925
250,000	DIRECTV Holdings, LLC/DIRECTV Financing Co. Inc., 3.550%, 3/15/15	258,879
420,000	NBCUniversal Media, LLC, 3.650%, 4/30/15	440,154
250,000	Royal Caribbean Cruises, Ltd., 6.875%, 12/1/13	251,563
525,000	Volkswagen International Finance NV, 1.150%, 11/20/15(b)	527,636

		1,965,464

	Consumer Staples (0.7%)
250,000	ConAgra Foods, Inc., 1.350%, 9/10/15	252,035
280,000	Lorillard Tobacco Co., 3.500%, 8/4/16	293,306

		545,341

	Energy (7.4%)
405,000	Boardwalk Pipelines LP, 5.875%, 11/15/16	452,521
410,000	BP Capital Markets PLC, 2.248%, 11/1/16	422,015
440,000	Cameron International Corp., 1.600%, 4/30/15	443,255
315,000	Chesapeake Energy Corp., 3.250%, 3/15/16	316,181
200,000	CNOOC Finance 2013, Ltd., 1.125%, 5/9/16	197,873
250,000	Denbury Resources, Inc., 8.250%, 2/15/20	274,375
410,000	El Paso Natural Gas Co., LLC, 5.950%, 4/15/17	461,399
345,000	Energy Transfer Partners LP, 8.500%, 4/15/14	358,281
400,000	Hess Corp., 7.000%, 2/15/14	408,872
429,000	Petrobras International Finance Co., 2.875%, 2/6/15	435,226

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy — (continued)
$ 300,000	Petrohawk Energy Corp., 7.875%, 6/1/15	$306,032
265,000	Plains Exploration & Production Co., 7.625%, 4/1/20	290,274
325,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.875%, 12/1/18	349,375
250,000	Schlumberger Norge AS, 1.950%, 9/14/16(b)	255,385
350,000	Total Capital International SA, 0.835%, 8/10/18(a)	351,676
300,000	Transcontinental Gas Pipe Line Co., LLC, 6.400%, 4/15/16	338,215

		5,660,955

	Financials (37.2%)
500,000	ABN AMRO Bank NV, 1.375%, 1/22/16(b)	500,050
275,000	Aegon NV, 4.625%, 12/1/15	294,757
255,000	Aflac, Inc., 3.450%, 8/15/15	267,763
400,000	American Express Credit Corp., MTN, 1.750%, 6/12/15	407,290
410,000	American Honda Finance Corp., 1.000%, 8/11/15(b)	411,850
450,000	American International Group, Inc., 3.000%, 3/20/15	463,148
184,000	Associated Banc-Corp., 1.875%, 3/12/14	184,202
325,000	Axis Capital Holdings, Ltd., 5.750%, 12/1/14	342,870
1,000,000	Bank of America Corp., 5.750%, 12/1/17	1,128,083
500,000	Bank of Nova Scotia, 0.654%, 3/15/16(a)	500,639
480,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The), 0.868%, 9/9/16(a)(b)	481,950
350,000	Capital One Financial Corp., 1.000%, 11/6/15	348,237
238,000	CBRE Services, Inc., 6.625%, 10/15/20	254,065
260,000	CIT Group, Inc., 4.750%, 2/15/15(b)	269,100
1,000,000	Citigroup, Inc., 1.964%, 5/15/18(a)	1,038,260
395,000	CNA Financial Corp., 6.500%, 8/15/16	446,705
315,000	Comerica Bank, BKNT, 5.750%, 11/21/16	356,092
500,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 2.125%, 10/13/15	512,233
325,000	DDR Corp., REIT, 9.625%, 3/15/16	385,474
290,000	Duke Realty LP, REIT, 7.375%, 2/15/15	313,018
250,000	Endurance Specialty Holdings, Ltd., 6.150%, 10/15/15	270,596
250,000	Fifth Third Bancorp, 0.672%, 12/20/16(a)	245,549
550,000	Ford Motor Credit Co., LLC, 7.000%, 4/15/15	596,788
948,000	General Electric Capital Corp., MTN, 5.625%, 9/15/17	1,080,221
130,000	General Motors Financial Co., Inc., 2.750%, 5/15/16(b)	129,675
390,000	HCP, Inc., MTN, REIT, 6.300%, 9/15/16	440,993
325,000	Health Care REIT, Inc., 4.700%, 9/15/17	353,651
454,000	Host Hotels & Resorts LP, REIT, 5.875%, 6/15/19	490,187
500,000	HSBC USA, Inc., 2.375%, 2/13/15	511,223
200,000	Hyundai Capital America, 1.875%, 8/9/16(b)	200,836
325,000	ING Bank NV, 2.000%, 9/25/15(b)	329,423
360,000	Jefferies Group, LLC, 5.500%, 3/15/16	388,800
935,000	JPMorgan Chase Bank NA, BKNT, 6.000%, 10/1/17	1,069,784
280,000	KeyCorp., MTN, 3.750%, 8/13/15	294,189
320,000	Kilroy Realty LP, REIT, 5.000%, 11/3/15	343,331
400,000	Kimco Realty Corp., REIT, MTN, 5.584%, 11/23/15	436,886
385,000	Loews Corp., 5.250%, 3/15/16	423,773

Continued

Sterling Capital Short-Term Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$ 305,000	Macquarie Bank, Ltd., 5.000%, 2/22/17(b)	$332,633
250,000	Manufacturers & Traders Trust Co., BKNT, 0.558%, 3/7/16(a)	249,108
390,000	Manulife Financial Corp., 3.400%, 9/17/15	406,343
335,000	MetLife Institutional Funding II, 1.625%, 4/2/15(b)	339,383
880,000	Morgan Stanley, 4.750%, 3/22/17	950,154
625,000	PNC Bank NA, BKNT, 0.800%, 1/28/16	622,798
350,000	Principal Financial Group, Inc., 1.850%, 11/15/17	346,979
500,000	Prudential Financial, Inc., MTN, 3.000%, 5/12/16	522,726
330,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	364,683
250,000	Royal Bank of Canada, MTN, 2.625%, 12/15/15	259,680
328,000	Royal Bank of Scotland Group PLC, 5.000%, 10/1/14	336,172
325,000	Simon Property Group LP, REIT, 5.750%, 12/1/15	355,595
350,000	Sirius International Group, Ltd., 6.375%, 3/20/17(b)	382,676
400,000	Standard Chartered Bank, 6.400%, 9/26/17(b)	456,052
300,000	SunTrust Banks, Inc., 3.600%, 4/15/16	316,719
250,000	Tanger Properties LP, REIT, 6.150%, 11/15/15	276,981
375,000	Toronto-Dominion Bank (The), MTN, 0.716%, 9/9/16(a)	375,661
400,000	Toronto-Dominion Bank (The), MTN, Series 1, 0.815%, 4/30/18(a)	400,908
375,000	Transatlantic Holdings, Inc., 5.750%, 12/14/15	412,447
350,000	UBS AG, MTN, 5.875%, 7/15/16	387,292
280,000	Union Bank NA, BKNT, 3.000%, 6/6/16	293,348
500,000	US Bank NA, 3.778%, 4/29/20(a)	521,175
280,000	USAA Capital Corp., 1.050%, 9/30/14(b)	281,506
1,000,000	Vesey Street Investment Trust I, STEP, 4.404%, 9/1/16	1,072,226
800,000	Wachovia Corp., 5.625%, 10/15/16	896,385
395,000	WCI Finance LLC/WEA Finance LLC, 5.700%, 10/1/16(b)	441,874
355,000	WR Berkley Corp., 5.600%, 5/15/15	375,955

		28,489,150

	Health Care (3.9%)
425,000	AbbVie, Inc., 1.200%, 11/6/15	426,538
400,000	DaVita HealthCare Partners, Inc., 6.375%, 11/1/18	420,000
440,000	DENTSPLY International, Inc., 2.750%, 8/15/16	453,195
260,000	HCA, Inc., 8.500%, 4/15/19	279,500
250,000	Mylan, Inc., 7.875%, 7/15/20(b)	285,267
390,000	Providence Health & Services, 1.198%, 10/1/17(a)	389,617
250,000	Ventas Realty LP, 1.550%, 9/26/16	250,335
500,000	Zoetis, Inc., 1.150%, 2/1/16(b)	502,012

		3,006,464

	Industrials (3.2%)
270,000	Bombardier, Inc., 4.250%, 1/15/16(b)	280,125
300,000	CNH Capital, LLC, 3.875%, 11/1/15	309,000
350,000	Equifax, Inc., 4.450%, 12/1/14	363,633

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Industrials — (continued)
$ 445,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.125%, 5/11/15(b)	$458,041
350,000	Textron, Inc., 6.200%, 3/15/15	373,899
300,000	United Rentals North America, Inc., 10.250%, 11/15/19	339,000
310,000	Waste Management, Inc., 6.375%, 3/11/15	333,396

		2,457,094

	Materials (2.8%)
250,000	Anglo American Capital PLC, 9.375%, 4/8/14(b)	260,447
250,000	ArcelorMittal USA, LLC, 6.500%, 4/15/14	255,782
200,000	Barrick Gold Corp., 2.900%, 5/30/16	202,537
300,000	Ecolab, Inc., 1.000%, 8/9/15	300,139
350,000	Rio Tinto Finance USA PLC, 1.094%, 6/17/16(a)	351,698
450,000	Vale Overseas, Ltd., 6.250%, 1/11/16	497,513
240,000	Xstrata Finance Canada, Ltd., 2.050%, 10/23/15(b)	240,653

		2,108,769

	Telecommunication Services (2.5%)
330,000	America Movil SAB de CV, 2.375%, 9/8/16	335,544
375,000	America Movil SAB de CV, 1.256%, 9/12/16(a)	375,001
300,000	Crown Castle Towers, LLC, 4.523%, 1/15/15(b)	311,230
300,000	SBA Telecommunications, Inc., 8.250%, 8/15/19	324,000
220,000	Verizon Communications, Inc., 1.782%, 9/15/16(a)	226,417
300,000	Vodafone Group PLC, 2.875%, 3/16/16	311,193

		1,883,385

	Utilities (1.8%)
300,000	CMS Energy Corp., 4.250%, 9/30/15	316,282
250,000	Duke Energy Corp., 2.150%, 11/15/16	257,135
270,000	PSEG Power, LLC, 5.500%, 12/1/15	294,662
230,000	Southern California Edison Co., Series 05-A, 5.000%, 1/15/16	251,570
250,000	Southern Power Co., Series D, 4.875%, 7/15/15	267,424

		1,387,073

	Total Corporate Bonds (Cost $47,546,770)	47,503,695

MORTGAGE-BACKED SECURITIES (0.1%)

	Fannie Mae (0.1%)
72,144	6.500%, 4/1/16, Pool #253706	75,656

	Total Mortgage-Backed Securities (Cost $72,346)	75,656

MUNICIPAL BONDS (3.6%)

	Illinois (1.3%)
1,000,000	State of Illinois, Build America Bonds, Transit Improvements G.O., 4.200%, 7/1/14	1,019,050

	Maine (0.3%)
250,000	Maine Municipal Bond Bank, Taxable, Miscellaneous Purpose, Revenue Bonds, 1.708%, 6/1/16	251,123

Continued

Sterling Capital Short-Term Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	New Jersey (0.4%)
$ 320,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Series 00, 1.059%, 3/1/16	$317,894

	South Carolina (0.7%)
500,000	South Carolina State Public Service Authority, Taxable Libor Index Refunding Revenue Bonds, Series D, Callable 12/1/15 @ 100, 1.283%, 6/1/16(a)	501,330

	Virginia (0.9%)
115,000	City of Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.200%, 3/1/14	116,500
100,000	City of Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.200%, 3/1/14	101,516
230,000	City of Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.550%, 3/1/15	239,681
200,000	City of Danville, VA, Refunding G.O., Series B, Taxable (Assured Guaranty, State Aid Withholding), 4.550%, 3/1/15	210,020

		667,717

	Total Municipal Bonds (Cost $2,715,000)	2,757,114

Shares
PREFERRED STOCKS (0.9%)

	Financials (0.5%)
6,925	Aegon NV, 7.250%	173,541
9,000	CubeSmart, Series A, REIT, 7.750%	229,050

		402,591

	Utilities (0.4%)
10,800	Dominion Resources, Inc., Series A, 8.375%	281,664

	Total Preferred Stocks (Cost $710,539)	684,255

Shares		Fair Value
MONEY MARKET FUND (1.3%)
961,724	Federated Treasury Obligations Fund, Institutional Shares	$961,724

	Total Money Market Fund (Cost $961,724)	961,724

Total Investments — 100.0% (Cost $76,829,516)		76,490,011
Net Other Assets (Liabilities) — (0.0%)		(7,646)

NET ASSETS — 100.0%		$76,482,365

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2013. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

BKNT — Bank Note

G.O. — General Obligation

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS (6.1%)
$1,495,140	Fannie Mae, Series 2010-129, Class NA, 3.500%, 3/25/25	$1,576,272
1,336,087	Freddie Mac, Series 3644, Class BA, 4.500%, 2/15/29	1,415,384
561,742	Ginnie Mae, Series 1999-17, Class F, 0.482%, 5/16/29(a)	565,738

	Total Collateralized Mortgage Obligations (Cost $3,479,599)	3,557,394

CORPORATE BONDS (7.1%)
	Financials (7.1%)
500,000	Barclays Bank PLC, 3.900%, 4/7/15	522,195
500,000	General Electric Capital Corp., MTN, 3.500%, 6/29/15	522,955
1,000,000	Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	1,051,865
500,000	JPMorgan Chase & Co., GMTN, 1.100%, 10/15/15	500,957
1,000,000	MBNA Corp., 5.000%, 6/15/15	1,062,085
500,000	Morgan Stanley, 2.125%, 4/25/18	487,324

	Total Corporate Bonds (Cost $4,020,286)	4,147,381

MORTGAGE-BACKED SECURITIES (17.1%)
	Fannie Mae (10.5%)
1,925,130	3.584%, 9/1/20, Pool #FN0000	2,023,167
308,767	5.500%, 1/1/33, Pool #678321	335,956
1,120,191	5.000%, 7/1/33, Pool #724965	1,218,785
326,162	6.000%, 7/1/37, Pool #938378	357,751
2,053,564	5.500%, 8/1/37, Pool #946238	2,224,136

		6,159,795

	Freddie Mac (5.6%)
3,104,741	3.500%, 12/1/25, Pool #G14007	3,270,427

	Ginnie Mae (1.0%)
553,002	5.000%, 11/20/38, Pool #4283	580,790

	Total Mortgage-Backed Securities (Cost $9,316,000)	10,011,012

MUNICIPAL BONDS (3.1%)
	Illinois (3.1%)
1,000,000	State of Illinois, Building Public Improvements Revenue, Taxable, 1.998%, 6/15/18	997,530
810,000	Village of Rosemont, IL, Corporate Purpose, Refunding G.O., Taxable, Series B (AGM), 2.389%, 12/1/17	797,421

	Total Municipal Bonds (Cost $1,810,000)	1,794,951

U.S. GOVERNMENT AGENCIES (48.1%)
	Fannie Mae (13.0%)
1,550,000	1.125%, 4/10/28, STEP	1,438,278
1,150,000	1.000%, 4/17/28, STEP	1,061,367
2,000,000	6.250%, 5/15/29	2,559,756

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES — (continued)
	Fannie Mae — (continued)
$1,820,000	7.125%, 1/15/30	$2,528,289

		7,587,690

	Federal Farm Credit Bank (9.7%)
5,000,000	4.670%, 2/27/18	5,686,615

	Federal Home Loan Bank (5.0%)
2,000,000	1.000%, 1/17/23, Series 0000, STEP	1,926,066
1,000,000	1.000%, 11/8/27, Series 0001, STEP	983,242

		2,909,308

	Freddie Mac (18.8%)
2,000,000	4.875%, 6/13/18	2,299,458
4,000,000	3.750%, 3/27/19	4,401,684
3,000,000	2.375%, 1/13/22	2,919,888
1,000,000	6.750%, 3/15/31	1,355,451

		10,976,481

	Private Export Funding Corp. (1.6%)
1,000,000	1.450%, 8/15/19, Series HH	956,731

	Total U.S. Government Agencies (Cost $27,947,832)	28,116,825

U.S. TREASURY NOTES (17.3%)
2,000,000	0.500%, 11/15/13	2,001,094
5,000,000	0.625%, 7/15/14	5,020,705
1,500,000	0.125%, 7/31/14	1,500,351
1,000,000	3.000%, 2/28/17	1,073,438
500,000	2.625%, 4/30/18	530,508

	Total U.S. Treasury Notes (Cost $10,136,571)	10,126,096

Shares
MONEY MARKET FUND (0.9%)
557,710	Federated Treasury Obligations Fund, Institutional Shares	557,710

	Total Money Market Fund (Cost $557,710)	557,710

Total Investments — 99.7% (Cost $57,267,998)		58,311,369
Net Other Assets (Liabilities) — 0.3%		159,312

NET ASSETS — 100.0%		$58,470,681

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2013. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
ASSET BACKED SECURITIES (6.1%)
$1,487,038	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 0.519%, 11/25/35(a)	$1,361,164
8,272,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A, Class A, 2.100%, 3/20/19(b)	8,249,624
1,825,000	Chase Issuance Trust, Series 2012-A9, Class A9, 0.332%, 10/16/17(a)	1,823,060
6,255,000	Citibank Omni Master Trust, Series 2009-A14A, Class A14, 2.932%, 8/15/18(a)(b)	6,386,005
767,086	Credit-Based Asset Servicing and Securitization, LLC, Series 2005-CB5, Class AF2, STEP, 4.498%, 8/25/35	777,649
2,923,454	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.379%, 1/25/36(a)	2,629,793
1,200,084	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 0.679%, 3/25/35(a)	1,192,999
1,844,002	RAAC Trust, Series 2004-SP1, Class AI3, STEP, 5.618%, 3/25/34	1,891,325
5,967,768	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 0.499%, 10/25/35(a)	5,522,501

	Total Asset Backed Securities (Cost $30,274,146)	29,834,120

COLLATERALIZED MORTGAGE OBLIGATIONS (10.4%)
1,040,316	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 5.091%, 4/25/35(a)	1,034,231
1,089,978	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	1,130,349
1,872,634	Banc of America Funding Trust, Series 2006-2, Class 3A1, 6.000%, 3/25/36	1,866,864
352,300	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	358,513
5,289,000	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)	5,193,147
552,545	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A2, 5.000%, 2/25/35	552,130
314,406	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	336,068
1,210,447	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,234,741
655,451	Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-38, Class A3, 5.000%, 2/25/18	655,994
120,801	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-28, Class A3, 4.500%, 8/25/33	121,146
275,648	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	284,143
429,952	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	439,450
187,912	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-J4, Class A3, 5.500%, 11/25/35	187,195
323,118	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	325,277

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$ 843,552	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	$900,813
506,156	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	517,351
847,546	Fannie Mae, Series 2003-33, Class A, 4.000%, 5/25/33	874,707
808,308	Fannie Mae, Series 2003-33, Class AQ, 4.000%, 5/25/33	834,211
3,171,335	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41	3,497,631
1,958,499	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	2,089,742
1,153,964	Freddie Mac, Series 3632, Class PK, 5.000%, 2/15/40	1,270,195
5,042,196	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	5,341,178
1,680,850	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	1,813,615
1,240,463	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	1,236,305
1,123,789	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	1,142,876
249,848	MASTR Asset Securitization Trust, Series 2003-4, Class 5A1, 5.500%, 5/25/33	258,428
138,335	MASTR Asset Securitization Trust, Series 2005-2, Class 1A1, 5.250%, 11/25/35	138,040
601,846	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	592,849
1,848,022	PHHMC Trust, Series 2007-6, Class A1, 5.648%, 12/18/37(a)	1,908,861
316,842	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(a)	320,463
1,350,605	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	1,387,686
750,782	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 2.645%, 12/25/34(a)	739,702
2,375,617	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	2,404,640
1,880,756	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.540%, 6/25/34(a)	1,919,637
1,192,252	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2003-10, Class A, 6.000%, 4/25/33	1,220,990
936,510	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A2, 5.000%, 5/25/35	957,794
519,295	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A1, 5.000%, 5/25/35	531,095
389,524	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	401,482
1,505,826	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 2.624%, 1/25/35(a)	1,508,322
870,240	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	886,294
1,641,657	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 2.630%, 10/25/35(a)	1,654,508

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$ 522,962	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	$544,718

	Total Collateralized Mortgage Obligations (Cost $50,141,776)	50,613,381

COMMERCIAL MORTGAGE-BACKED SECURITIES (15.9%)
5,000,000	Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, 5.889%, 7/10/44(a)	5,488,095
4,871,000	Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.414%, 9/10/47	5,339,507
127,589	Banc of America Commercial Mortgage Trust, Series 2007-2, Class A2, 5.634%, 4/10/49(a)	129,089
2,500,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.463%, 11/10/42(a)	2,644,895
1,560,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	1,622,292
1,750,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4B, 4.943%, 9/11/42	1,862,936
2,000,000	CD Commercial Mortgage Trust, Series 2005-CD1, Class AM, 5.393%, 7/15/44(a)	2,150,084
5,000,000	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	5,527,230
3,100,000	CD Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/48	3,399,928
3,000,000	COMM Mortgage Trust, Series 2005-LP5, Class AJ, 5.046%, 5/10/43(a)	3,158,382
3,845,000	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(a)	4,074,470
600,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class AJ, 4.889%, 11/15/37(a)	622,059
2,828,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(a)	2,928,697
2,000,000	GE Capital Commercial Mortgage, Series 2005-C2, Class AJ, 5.061%, 5/10/43(a)	2,105,574
3,400,000	GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class AM, 4.754%, 5/10/43	3,536,207
2,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class AM, 4.780%, 7/15/42.	2,101,892
4,605,522	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.552%, 5/12/45	5,050,102
2,250,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(a)(b)	2,405,237
2,500,000	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40	2,768,370
500,000	Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class AJ, 5.263%, 9/12/42(a)	524,268
2,390,000	Morgan Stanley Capital I Trust, Series 2006-HQ8, Class AM, 5.646%, 3/12/44(a)	2,584,861
1,995,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C8, Class E, 5.341%, 11/15/35(a)	1,998,238

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$ 300,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class B, 5.109%, 12/15/35(a)	$300,882
1,050,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class B, 5.306%, 1/15/41(a)	1,070,892
3,170,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(a)	3,366,806
790,772	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.246%, 12/15/43	793,453
2,134,345	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765%, 7/15/45(a)	2,302,311
4,995,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/48	5,483,851
2,000,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(a)(b)	2,158,154

	Total Commercial Mortgage-Backed Securities (Cost $77,728,434)	77,498,762

CORPORATE BONDS (42.9%)

	Consumer Discretionary (3.8%)
1,621,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22(c)	2,285,164
1,287,000	Delphi Corp., 5.875%, 5/15/19(c)	1,365,829
1,124,000	ERAC USA Finance, LLC, 2.800%, 11/1/18(b)	1,131,983
1,487,000	Ford Motor Co., 7.450%, 7/16/31	1,814,724
1,835,000	George Washington University (The), 3.485%, 9/15/22	1,812,415
905,000	Grupo Televisa SAB, 6.000%, 5/15/18	1,021,635
1,130,000	Interpublic Group of Cos., Inc. (The), 3.750%, 2/15/23	1,057,751
601,000	NBCUniversal Media, LLC, 5.950%, 4/1/41	678,794
753,000	News America, Inc., 5.400%, 10/1/43(b)(d)	753,894
636,000	Nordstrom, Inc., 6.250%, 1/15/18	740,161
791,000	Royal Caribbean Cruises, Ltd., 11.875%, 7/15/15	927,447
1,575,000	Service Corp. International, 7.000%, 5/15/19	1,677,375
1,250,000	Toll Brothers Finance Corp., 6.750%, 11/1/19	1,381,250
1,050,000	Viacom, Inc., 5.850%, 9/1/43	1,068,921
862,000	Wyndham Worldwide Corp., 5.625%, 3/1/21	931,112

		18,648,455

	Consumer Staples (1.1%)
738,000	Altria Group, Inc., 9.950%, 11/10/38	1,101,672
1,052,000	CVS Caremark Corp., 6.125%, 9/15/39(c)	1,202,532
2,000,000	Embotelladora Andina SA, 5.000%, 10/1/23(b)(d)	2,005,000
917,000	Lorillard Tobacco Co., 6.875%, 5/1/20	1,054,554

		5,363,758

	Energy (5.7%)
1,140,000	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.875%, 8/1/23(b)	1,071,600
1,533,000	Boardwalk Pipelines LP, 3.375%, 2/1/23	1,408,550
1,623,000	BP Capital Markets PLC, 1.375%, 11/6/17	1,598,454
1,028,000	Buckeye Partners LP, 4.150%, 7/1/23	1,003,171

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy — (continued)
$1,158,000	Cameron International Corp., 6.375%, 7/15/18	$1,362,518
1,396,000	Chesapeake Energy Corp., 3.250%, 3/15/16	1,401,235
1,904,000	CNOOC Finance, Ltd., 1.750%, 5/9/18	1,840,713
1,203,000	Denbury Resources, Inc., 8.250%, 2/15/20	1,320,293
1,198,000	Energy Transfer Partners LP, 9.000%, 4/15/19	1,513,080
1,435,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41(c)	1,546,541
1,133,000	Hess Corp., 5.600%, 2/15/41	1,164,802
1,949,000	Kinder Morgan Energy Partners LP, 5.000%, 3/1/43	1,762,580
856,000	NuStar Logistics LP, 8.150%, 4/15/18(c)	956,580
932,000	Petrobras Global Finance BV, 2.000%, 5/20/16	925,980
1,086,000	Petrobras International Finance Co., 3.500%, 2/6/17(c)	1,102,780
1,226,000	Petrohawk Energy Corp., 6.250%, 6/1/19	1,344,003
992,000	Phillips 66, 5.875%, 5/1/42	1,042,004
975,000	Plains Exploration & Production Co., 6.500%, 11/15/20	1,046,100
854,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 7/15/21	896,700
1,127,000	Schlumberger Investment SA, 3.300%, 9/14/21(b)	1,128,768
1,543,000	Shell International Finance BV, 4.550%, 8/12/43	1,520,127
850,000	Western Gas Partners LP, 4.000%, 7/1/22	824,935

		27,781,514

	Financials (24.5%)
586,000	Aflac, Inc., 8.500%, 5/15/19	757,410
892,000	Alexandria Real Estate Equities, Inc., REIT, 4.600%, 4/1/22	896,463
3,075,000	American International Group, Inc., 3.800%, 3/22/17(c)	3,270,296
1,279,000	Associates Corp. of North America, 6.950%, 11/1/18	1,519,272
1,147,000	Bank of America Corp., MTN, 5.875%, 2/7/42	1,273,493
1,074,000	Bank of America Corp., Series K, 8.000%, 12/29/49(a)	1,167,975
1,299,000	Bank of New York Mellon Corp. (The), STEP, 1.969%, 6/20/17	1,310,594
1,938,000	Bank of Nova Scotia, 0.654%, 3/15/16(a)	1,940,479
2,573,000	Bear Stearns Cos., LLC (The), 5.550%, 1/22/17(c)	2,855,634
1,132,000	Blackstone Holdings Finance Co., LLC, 6.625%, 8/15/19(b)	1,332,556
1,300,000	BNP Paribas SA, MTN, 3.250%, 3/3/23	1,217,544
1,055,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(b)	1,031,326
1,772,000	CBRE Services, Inc., 6.625%, 10/15/20	1,891,610
1,455,000	CIT Group, Inc., 4.750%, 2/15/15(b)	1,505,925
960,000	Citigroup, Inc., 5.875%, 1/30/42	1,067,375
1,365,000	CNA Financial Corp., 7.350%, 11/15/19	1,661,306
1,376,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.950%, 11/9/22	1,320,224
1,378,000	Corrections Corp. of America, REIT, 4.125%, 4/1/20(b)	1,305,655
1,474,000	CubeSmart LP, REIT, 4.800%, 7/15/22	1,532,858
1,308,000	Duke Realty LP, REIT, 7.375%, 2/15/15	1,411,820
1,381,000	Fifth Third Bancorp, 3.625%, 1/25/16	1,456,967
664,000	First American Financial Corp., 4.300%, 2/1/23	642,685

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$1,338,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39(c)	$1,639,783
3,499,000	General Electric Capital Corp., Series B, 6.250%, 12/29/49(a)(c)	3,533,990
1,624,000	General Motors Financial Co., Inc., 2.750%, 5/15/16(b)	1,619,940
1,327,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	1,486,663
1,025,000	Goodman Funding Pty, Ltd., REIT, 6.375%, 11/12/20(b)	1,135,514
1,393,000	HCP, Inc., REIT, 6.000%, 1/30/17	1,566,565
2,107,000	Health Care REIT, Inc., 4.125%, 4/1/19(c)	2,219,181
1,300,000	Healthcare Realty Trust, Inc., REIT, 3.750%, 4/15/23	1,209,064
1,676,000	Healthcare Trust of America Holdings LP, REIT, 3.700%, 4/15/23(b)	1,570,824
972,000	Host Hotels & Resorts LP, REIT, Series D, 3.750%, 10/15/23	899,728
2,500,000	HSBC Finance Corp., 0.690%, 6/1/16(a)	2,490,953
2,513,000	HSBC Finance Corp., 6.676%, 1/15/21	2,869,740
1,601,000	ING Bank NV, 4.000%, 3/15/16(b)(c)	1,690,576
1,596,000	ING US, Inc., 2.900%, 2/15/18	1,602,512
739,000	ING US, Inc., 5.700%, 7/15/43(b)	733,508
1,061,000	Invesco Finance PLC, 3.125%, 11/30/22	985,160
1,036,000	Jefferies Group, LLC, 8.500%, 7/15/19(c)	1,254,427
1,376,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	1,347,887
570,000	JPMorgan Chase & Co., 5.600%, 7/15/41	614,540
742,000	Kimco Realty Corp., REIT, MTN, 5.783%, 3/15/16	818,100
1,390,000	Lexington Realty Trust, REIT, 4.250%, 6/15/23(b)	1,345,079
983,000	Liberty Mutual Group, Inc., 6.500%, 5/1/42(b)	1,060,793
980,000	Macquarie Bank, Ltd., 5.000%, 2/22/17(b)	1,068,788
952,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(b)(c)	1,037,966
1,120,000	Markel Corp., 7.125%, 9/30/19	1,338,429
946,000	Massachusetts Mutual Life Insurance Co., 8.875%, 6/1/39(b)	1,369,792
2,835,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/18	3,341,062
4,026,000	Morgan Stanley, 5.375%, 10/15/15	4,329,291
3,486,000	Morgan Stanley, GMTN, 6.625%, 4/1/18(c)	4,047,096
5,502,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17(c)	5,867,861
1,120,000	National Rural Utilities Cooperative Finance Corp., 4.750%, 4/30/43(a)	1,036,000
762,000	Nationwide Mutual Insurance Co., 9.375%, 8/15/39(b)	1,050,126
855,000	OneBeacon US Holdings, Inc., 4.600%, 11/9/22	846,187
1,187,000	Pacific LifeCorp, 5.125%, 1/30/43(b)	1,094,645
500,000	PNC Bank NA, BKNT, 4.875%, 9/21/17	554,762
1,007,000	PNC Bank NA, BKNT, 6.000%, 12/7/17(c)	1,165,903
1,305,000	Prudential Financial, Inc., 8.875%, 6/15/38(a)(c)	1,579,050
1,200,000	Prudential Holdings, LLC, 8.695%, 12/18/23(b).	1,508,388
1,065,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	1,176,933
1,340,000	Royal Bank of Canada, GMTN, 2.200%, 7/27/18	1,344,279
1,096,000	Royal Bank of Scotland Group PLC, 5.000%, 10/1/14	1,123,308

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$960,000	Royal Bank of Scotland PLC (The), 5.625%, 8/24/20	$1,059,970
1,473,000	Simon Property Group LP, REIT, 10.350%, 4/1/19(c)	2,003,483
1,014,000	Sirius International Group, Ltd., 6.375%, 3/20/17(b)	1,108,667
1,350,000	Standard Chartered Bank, 6.400%, 9/26/17(b)	1,539,175
1,245,000	SunTrust Banks, Inc., 3.500%, 1/20/17	1,316,556
2,545,000	Toronto-Dominion Bank (The), MTN, 0.716%, 9/9/16(a)	2,549,489
927,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	1,138,453
805,000	Validus Holdings, Ltd., 8.875%, 1/26/40	1,005,662
1,603,000	Ventas Realty LP/Ventas Capital Corp., REIT, 2.000%, 2/15/18	1,570,696
2,109,000	Wachovia Bank NA, MTN, 5.600%, 3/15/16(c)	2,329,458
1,225,000	Wachovia Corp., 5.500%, 8/1/35	1,260,878
1,190,000	Wells Fargo Bank NA, 0.473%, 5/16/16(a)	1,177,380

		119,003,727

	Health Care (1.9%)
1,136,000	DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	1,207,000
1,190,000	DENTSPLY International, Inc., 2.750%, 8/15/16(c)	1,225,686
1,554,000	Edwards Lifesciences Corp., 2.875%, 10/15/18(d)	1,547,882
766,000	Fresenius US Finance II, Inc., 9.000%, 7/15/15(b)	850,260
716,000	HCA, Inc., 8.500%, 4/15/19	769,700
814,000	Mylan, Inc., 7.875%, 7/15/20(b)	928,829
1,340,000	Valeant Pharmaceuticals International, 6.500%, 7/15/16(b)	1,386,900
1,114,000	Ventas Realty LP, 5.700%, 9/30/43	1,126,430

		9,042,687

	Industrials (2.0%)
1,101,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	1,073,004
1,205,000	CNH Capital, LLC, 3.875%, 11/1/15	1,241,150
389,000	Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/19(b)	387,762
942,500	Nielsen Finance, LLC/Nielsen Finance Co., 4.500%, 10/1/20	907,156
1,335,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.125%, 5/11/15(b)	1,374,124
1,298,000	Ryder System, Inc., MTN, 2.350%, 2/26/19	1,268,299
925,000	Textron, Inc., 4.625%, 9/21/16(c)	998,097
976,000	United Rentals North America, Inc., 10.250%, 11/15/19	1,102,880
1,060,000	Verisk Analytics, Inc., 5.800%, 5/1/21(c)	1,171,436

		9,523,908

	Information Technology (0.2%)
1,214,000	Samsung Electronics America, Inc., 1.750%, 4/10/17(b)	1,211,572

	Materials (1.1%)
2,783,000	BHP Billiton Finance USA, Ltd., 0.498%, 9/30/16(a)(d)	2,784,667
650,000	Glencore Funding, LLC, 2.500%, 1/15/19(b)	609,293
738,000	Rock Tenn Co., 4.900%, 3/1/22	762,776

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Materials — (continued)
$1,200,000	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	$1,206,000

		5,362,736

	Telecommunication Services (1.5%)
1,555,000	America Movil SAB de CV, 1.256%, 9/12/16(a)	1,555,005
681,000	British Telecommunications PLC, 9.625%, 12/15/30	1,008,417
1,185,000	Crown Castle Towers, LLC, 6.113%, 1/15/20(b)	1,340,310
890,000	Telefonica Emisiones SAU, 5.134%, 4/27/20(c)	911,212
2,226,000	Verizon Communications, Inc., 6.550%, 9/15/43	2,513,014

		7,327,958

	Utilities (1.1%)
1,088,000	CMS Energy Corp., 8.750%, 6/15/19	1,397,667
1,004,000	Progress Energy, Inc., 3.150%, 4/1/22	960,012
550,000	PSEG Power, LLC, 5.500%, 12/1/15	600,238
471,000	PSEG Power, LLC, 2.750%, 9/15/16	489,674
1,847,000	Puget Energy, Inc., 5.625%, 7/15/22	1,959,626

		5,407,217

	Total Corporate Bonds (Cost $208,531,844)	208,673,532

MORTGAGE-BACKED SECURITIES (11.5%)

	Fannie Mae (7.5%)
10	6.000%, 10/1/13, Pool #252061	10
55,504	5.000%, 8/1/20, Pool #832058	58,955
177,612	6.000%, 7/1/22, Pool #944967	194,840
231,141	5.000%, 9/1/25, Pool #255892	251,238
8,230,000	3.000%, 10/15/28(d)	8,520,622
1,863,787	4.000%, 2/1/32, Pool #MA0977	2,007,085
199,785	6.500%, 1/1/35, Pool #809198	220,807
82,182	6.000%, 4/1/35, Pool #735503	90,943
62,160	7.000%, 6/1/35, Pool #255820	70,948
151,354	7.000%, 6/1/35, Pool #830686	172,336
301,563	6.500%, 3/1/36, Pool #866062	333,780
205,856	6.500%, 7/1/36, Pool #885493	231,810
2,823,472	5.500%, 8/1/37, Pool #995082	3,075,142
1,123,785	5.000%, 6/1/40, Pool #AD4927	1,225,271
724,890	5.000%, 6/1/40, Pool #AD8718	788,011
3,111,996	4.500%, 12/1/40, Pool #AH1100	3,327,790
2,498,411	4.500%, 5/1/41, Pool #AI1023	2,671,272
3,318,213	4.000%, 9/1/41, Pool #AI3940	3,481,585
3,441,338	4.000%, 1/1/42, Pool #MA0956	3,611,748
5,983,000	3.500%, 10/15/43(d)	6,090,507

		36,424,700

	Freddie Mac (3.2%)
329,864	5.500%, 10/1/21, Pool #G12425	356,677
284,743	5.000%, 12/1/21, Pool #J04025	301,689
376,892	5.000%, 7/1/25, Pool #C90908	411,204
555,621	4.000%, 11/1/31, Pool #C91410	586,192
2,068,369	3.500%, 4/1/32, Pool #C91437	2,145,297
3,263,051	3.500%, 7/1/32, Pool #C91467	3,401,808
65,930	6.000%, 7/1/35, Pool #A36304	71,752
327,897	5.000%, 3/1/36, Pool #G08115	352,798
120,315	6.500%, 5/1/36, Pool #A48509	133,148
99,565	5.000%, 7/1/36, Pool #G02291	107,287
1,069,088	6.500%, 9/1/36, Pool #G08152	1,182,590
710,748	5.000%, 2/1/37, Pool #A57714	764,725

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac — (continued)
$ 338,631	4.500%, 10/1/39, Pool #A89346	$360,326
1,259,526	5.000%, 6/1/40, Pool #C03479	1,359,765
971,762	3.794%, 7/1/40, Pool #1B4948(a)	1,018,907
2,896,273	5.000%, 7/1/40, Pool #A93070	3,128,676

		15,682,841

	Ginnie Mae (0.8%)
752,479	5.000%, 2/15/40, Pool #737037	821,487
2,829,780	4.500%, 9/20/40, Pool #4801	3,069,561

		3,891,048

	Total Mortgage-Backed Securities (Cost $55,017,643)	55,998,589

MUNICIPAL BONDS (8.0%)
	California (1.2%)
3,700,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	4,066,337
1,285,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40	1,680,420

		5,746,757

	Colorado (0.4%)
1,810,000	Colorado Housing & Finance Authority, Unemployment/Welfare Funding Revenue, Taxable, Series B, 1.600%, 5/15/16	1,820,969

	Connecticut (0.6%)
3,000,000	State of Connecticut Special Tax Revenue, Build America Bonds, Transition Infrastructure, Series B, 4.126%, 11/1/20	3,151,500

	Florida (0.9%)
2,135,000	Brevard County School District, Refunding Certificates of Participation, Taxable, Series B, 1.981%, 7/1/18	2,062,282
2,500,000	Greater Orlando Aviation Authority, Airport Facilities Refunding Revenue, Taxable, Series D, 3.733%, 10/1/20	2,500,300

		4,562,582

	Georgia (0.4%)
1,840,000	Rockdale County Water & Sewerage Authority, Refunding Revenue, Taxable (County GTD), 2.860%, 7/1/23	1,741,707

	Illinois (0.9%)
4,500,000	State of Illinois, Building Public Improvements Revenue, Taxable, 3.081%, 6/15/23	4,239,180

	New Jersey (0.3%)
1,305,000	New Jersey Economic Development Authority, School Facilities Construction, Refunding Revenue, Series 00, 1.648%, 3/1/18	1,267,977

	New York (1.4%)
750,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.445%, 6/15/20	713,467
900,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.745%, 6/15/22	840,960

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	New York — (continued)
$ 2,900,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.774%, 3/1/20	$3,210,793
1,640,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.874%, 3/1/21	1,820,006

		6,585,226

	North Carolina (0.9%)
4,500,000	North Carolina Eastern Municipal Power Agency Refunding Revenue, Taxable, Series C, 2.440%, 1/1/17	4,431,915

	Pennsylvania (0.4%)
2,260,000	Philadelphia Authority for Industrial Development, Refunding Revenue, Taxable, 3.664%, 4/15/22	2,113,416

	Washington (0.3%)
1,680,000	Port of Vancouver, WA, Refunding G.O., Limited Tax, Taxable, Series B, 2.714%, 12/1/21	1,575,403

	Wisconsin (0.3%)
1,640,000	Milwaukee County, WI, Pension Promissory Notes, Refunding G.O., Taxable, Callable 12/1/22 @ 100, 3.862%, 12/1/30	1,504,634

	Total Municipal Bonds (Cost $38,953,902)	38,741,266

U.S. GOVERNMENT AGENCIES (4.8%)
	Fannie Mae (4.8%)
16,815,000	7.125%, 1/15/30	23,358,894

	Total U.S. Government Agencies (Cost $23,642,248)	23,358,894

U.S. TREASURY BONDS (1.0%)
5,606,000	3.125%, 2/15/43	5,022,628

	Total U.S. Treasury Bonds (Cost $4,959,852)	5,022,628

U.S. TREASURY NOTES (0.1%)
736,000	1.875%, 6/30/20	732,608

	Total U.S. Treasury Notes (Cost $723,410)	732,608

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Shares		Fair Value
PREFERRED STOCKS (1.9%)

	Consumer Discretionary (0.0%)
5,522	PulteGroup, Inc., 7.375%	$137,940

	Financials (1.5%)
48,595	Aegon NV, 7.250%	1,217,791
61,601	Citigroup Capital XIII, 7.875%	1,692,179
52,505	Merrill Lynch Preferred Capital Trust V, Series F, 7.280%	1,316,825
35,765	National Retail Properties, Inc., REIT, Series D, 6.625%	820,807
77,135	US Bancorp, Series F, 6.500%	2,004,739

		7,052,341

	Telecommunication Services (0.1%)
28,000	Qwest Corp., 7.000%	672,840

	Utilities (0.3%)
45,650	Dominion Resources, Inc., Series A, 8.375%	1,190,552

	Total Preferred Stocks (Cost $9,257,946)	9,053,673

MONEY MARKET FUND (0.1%)
290,798	Federated Treasury Obligations Fund, Institutional Shares	290,798

	Total Money Market Fund (Cost $290,798)	290,798

Total Investments — 102.7% (Cost $499,521,999)		499,818,251
Net Other Assets (Liabilities) — (2.7)%		(13,092,825)

NET ASSETS — 100.0%		$486,725,426

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2013. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(d)	Represents securities purchased on a when-issued basis. At September 30, 2013, total cost of investments purchased on a when-issued basis was $21,335,243.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

GTD — Guaranteed

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
CORPORATE BONDS (94.7%)

	Consumer Discretionary (8.7%)
$465,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22(a)	$655,522
641,000	Delphi Corp., 5.875%, 5/15/19	680,261
480,000	ERAC USA Finance, LLC, 2.800%, 11/1/18(b) .	483,409
612,000	Ford Motor Co., 7.450%, 7/16/31	746,880
425,000	Grupo Televisa SAB, 6.000%, 5/15/18	479,774
545,000	Interpublic Group of Cos., Inc. (The), 3.750%, 2/15/23	510,154
455,000	NBCUniversal Media, LLC, 5.950%, 4/1/41	513,896
325,000	News America, Inc., 5.400%, 10/1/43(b)(c)	325,386
375,000	Royal Caribbean Cruises, Ltd., 11.875%, 7/15/15	439,687
850,000	Service Corp. International, 7.000%, 5/15/19	905,250
560,000	Toll Brothers Finance Corp., 6.750%, 11/1/19	618,800
475,000	Viacom, Inc., 5.850%, 9/1/43	483,559
648,000	Wyndham Worldwide Corp., 2.950%, 3/1/17	664,991

		7,507,569

	Consumer Staples (2.0%)
290,000	Altria Group, Inc., 9.950%, 11/10/38	432,906
825,000	Embotelladora Andina SA, 5.000%, 10/1/23(b)(c)	827,063
405,000	Lorillard Tobacco Co., 6.875%, 5/1/20	465,752

		1,725,721

	Energy (15.8%)
500,000	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.875%, 8/1/23(b)	470,000
720,000	Boardwalk Pipelines LP, 3.375%, 2/1/23	661,550
479,000	BP Capital Markets PLC, 1.375%, 11/6/17	471,756
610,000	Buckeye Partners LP, 4.875%, 2/1/21	633,085
585,000	Cameron International Corp., 6.375%, 7/15/18	688,319
590,000	Chesapeake Energy Corp., 3.250%, 3/15/16	592,213
585,000	CNOOC Finance, Ltd., 1.750%, 5/9/18	565,555
692,000	Denbury Resources, Inc., 8.250%, 2/15/20	759,470
596,000	Energy Transfer Partners LP, 9.000%, 4/15/19	752,751
600,000	Enterprise Products Operating, LLC, 6.450%, 9/1/40	688,639
450,000	Hess Corp., 5.600%, 2/15/41	462,631
660,000	Kinder Morgan Energy Partners LP, 5.000%, 3/1/43	596,872
488,000	NuStar Logistics LP, 4.750%, 2/1/22	431,880
487,000	Petrobras International Finance Co., 3.500%, 2/6/17	494,525
665,000	Petrohawk Energy Corp., 7.250%, 8/15/18	721,525
425,000	Phillips 66, 5.875%, 5/1/42	446,423
550,000	Pioneer Natural Resources Co., 6.650%, 3/15/17	634,054
330,000	Plains All American Pipeline LP/PAA Finance Corp., 8.750%, 5/1/19	422,680
508,000	Plains Exploration & Production Co., 6.500%, 11/15/20	545,045
410,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 7/15/21	430,500
441,000	Schlumberger Investment SA, 3.300%, 9/14/21(b)	441,692
580,000	Shell International Finance BV, 4.550%, 8/12/43	571,402
480,000	Spectra Energy Capital, LLC, 8.000%, 10/1/19 .	583,732
485,000	Western Gas Partners LP, 4.000%, 7/1/22	470,698

		13,536,997

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials (50.5%)
$395,000	Aflac, Inc., 8.500%, 5/15/19	$510,541
352,000	Alexandria Real Estate Equities, Inc., REIT, 4.600%, 4/1/22	353,761
1,240,000	American International Group, Inc., 3.800%, 3/22/17	1,318,754
560,000	Associates Corp. of North America, 6.950%, 11/1/18	665,201
555,000	Bank of America Corp., MTN, 5.875%, 2/7/42	616,206
190,000	Bank of America Corp., Series K, 8.000%, 12/29/49(d)	206,625
710,000	Bear Stearns Cos., LLC (The), 5.550%, 1/22/17 .	787,991
500,000	Blackstone Holdings Finance Co., LLC, 6.625%, 8/15/19(b)	588,585
530,000	BNP Paribas SA, MTN, 3.250%, 3/3/23	496,383
450,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(b)	439,902
335,000	CBRE Services, Inc., 6.625%, 10/15/20	357,613
565,000	CIT Group, Inc., 4.750%, 2/15/15(b)	584,775
235,000	Citigroup, Inc., 6.875%, 3/5/38	290,512
700,000	CNA Financial Corp., 7.350%, 11/15/19(a)	851,952
500,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.950%, 11/9/22	479,733
478,000	Corrections Corp. of America, REIT, 4.125%, 4/1/20(b)	452,905
687,000	CubeSmart LP, REIT, 4.800%, 7/15/22	714,433
355,000	DDR Corp., REIT, 9.625%, 3/15/16	421,056
635,000	Endurance Specialty Holdings, Ltd., 6.150%, 10/15/15	687,314
355,000	First American Financial Corp., 4.300%, 2/1/23 .	343,604
755,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39	925,289
1,000,000	General Electric Capital Corp., Series B, 6.250%, 12/29/49(d)	1,010,000
485,000	General Motors Financial Co., Inc., 2.750%, 5/15/16(b)	483,787
506,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	566,881
550,000	Goodman Funding Pty, Ltd., REIT, 6.375%, 11/12/20(b)	609,300
598,000	HCP, Inc., REIT, 6.000%, 1/30/17	672,510
845,000	Health Care REIT, Inc., 4.125%, 4/1/19	889,989
609,000	Healthcare Realty Trust, Inc., REIT, 3.750%, 4/15/23	566,400
679,000	Healthcare Trust of America Holdings LP, REIT, 3.700%, 4/15/23(b)	636,390
408,000	Host Hotels & Resorts LP, REIT, Series D, 3.750%, 10/15/23	377,664
892,000	HSBC Finance Corp., 6.676%, 1/15/21	1,018,626
500,000	ING Bank NV, 4.000%, 3/15/16(b)	527,975
930,000	ING US, Inc., 2.900%, 2/15/18	933,794
425,000	ING US, Inc., 5.700%, 7/15/43(b)	421,842
485,000	Invesco Finance PLC, 3.125%, 11/30/22	450,332
470,000	Jefferies Group, LLC, 8.500%, 7/15/19	569,093
308,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	301,707
295,000	JPMorgan Chase & Co., 5.600%, 7/15/41	318,051
500,000	JPMorgan Chase & Co., Series 1, 7.900%, 4/29/49(d)	542,500
570,000	Lexington Realty Trust, REIT, 4.250%, 6/15/23(b)	551,579
415,000	Liberty Mutual Group, Inc., 6.500%, 5/1/42(b)	447,842
410,000	Macquarie Bank, Ltd., 5.000%, 2/22/17(b)	447,146

Continued

Sterling Capital Corporate Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount	Fair Value

CORPORATE BONDS — (continued)

	Financials — (continued)
$595,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(a)(b)	$648,729
450,000	Markel Corp., 7.125%, 9/30/19	537,762
380,000	Massachusetts Mutual Life Insurance Co., 8.875%, 6/1/39(b)	550,234
1,290,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/18	1,520,271
595,000	Morgan Stanley, 5.375%, 10/15/15	639,823
1,672,000	Morgan Stanley, GMTN, 6.625%, 4/1/18	1,941,120
1,814,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17(a)	1,934,624
525,000	National Rural Utilities Cooperative Finance Corp., 4.750%, 4/30/43(d)	485,625
385,000	Nationwide Mutual Insurance Co., 9.375%, 8/15/39(b)	530,575
385,000	OneBeacon US Holdings, Inc., 4.600%, 11/9/22	381,031
610,000	Pacific LifeCorp, 5.125%, 1/30/43(b)	562,539
850,000	PNC Bank NA, BKNT, 4.875%, 9/21/17	943,095
290,000	Prudential Financial, Inc., 8.875%, 6/15/38(d)	350,900
380,000	Prudential Holdings, LLC, 8.695%, 12/18/23(b)	477,656
583,000	Reinsurance Group of America, Inc., 5.000%, 6/1/21(a)	624,003
470,000	Royal Bank of Canada, GMTN, 2.200%, 7/27/18	471,501
445,000	Royal Bank of Scotland PLC (The), 5.625%, 8/24/20	491,340
460,000	Simon Property Group LP, REIT, 10.350%, 4/1/19	625,663
467,000	Sirius International Group, Ltd., 6.375%, 3/20/17(b)	510,599
520,000	Standard Chartered Bank, 6.400%, 9/26/17(b)	592,868
400,000	SunTrust Banks, Inc., 3.500%, 1/20/17	422,990
363,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	445,802
625,000	UBS AG, MTN, 5.875%, 7/15/16	691,593
333,000	Validus Holdings, Ltd., 8.875%, 1/26/40	416,007
606,000	Ventas Realty LP/Ventas Capital Corp., REIT, 2.000%, 2/15/18	593,788
405,000	Wachovia Corp., 5.625%, 10/15/16	453,795
536,000	Wachovia Corp., 5.500%, 8/1/35	551,698
495,000	WEA Finance, LLC, 4.625%, 5/10/21(b)	522,157

		43,354,331

	Health Care (4.5%)
453,000	DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	481,313
485,000	DENTSPLY International, Inc., 2.750%, 8/15/16	499,544
600,000	Edwards Lifesciences Corp., 2.875%, 10/15/18(c)	597,638
310,000	Fresenius US Finance II, Inc., 9.000%, 7/15/15(b)	344,100
445,000	HCA, Inc., 8.500%, 4/15/19	478,375
380,000	Mylan, Inc., 7.875%, 7/15/20(b)	433,605
624,000	Valeant Pharmaceuticals International, 6.500%, 7/15/16(b)	645,840
420,000	Ventas Realty LP, 5.700%, 9/30/43	424,686

		3,905,101

	Industrials (5.3%)
695,000	Burlington Northern Santa Fe, LLC, 5.150%, 9/1/43	698,952

Principal Amount	Fair Value

CORPORATE BONDS — (continued)

	Industrials — (continued)
$500,000	CNH Capital, LLC, 3.875%, 11/1/15	$515,000
486,000	Nielsen Finance, LLC/Nielsen Finance Co., 4.500%, 10/1/20	467,775
600,000	Norfolk Southern Corp., 4.800%, 8/15/43	583,092
668,000	Ryder System, Inc., MTN, 2.350%, 2/26/19	652,715
485,000	Textron, Inc., 4.625%, 9/21/16	523,327
514,000	United Rentals North America, Inc., 10.250%, 11/15/19	580,820
445,000	Verisk Analytics, Inc., 5.800%, 5/1/21	491,782

		4,513,463

	Materials (2.7%)
368,000	Glencore Funding, LLC, 2.500%, 1/15/19(b)	344,954
485,000	Rio Tinto Finance USA PLC, 1.094%, 6/17/16(d)	487,353
489,000	Rock Tenn Co., 4.900%, 3/1/22	505,417
429,000	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	431,145
500,000	Vale Overseas, Ltd., 6.250%, 1/23/17	560,469

		2,329,338

	Telecommunication Services (2.9%)
350,000	British Telecommunications PLC, 9.625%, 12/15/30(a)	518,276
450,000	Crown Castle Towers, LLC, 6.113%, 1/15/20(b)	508,978
475,000	Telefonica Emisiones SAU, 3.992%, 2/16/16(a)	492,041
856,000	Verizon Communications, Inc., 6.550%, 9/15/43	966,370

		2,485,665

	Utilities (2.3%)
463,000	CMS Energy Corp., 8.750%, 6/15/19	594,779
495,000	Duke Energy Carolinas, LLC, 6.100%, 6/1/37	570,620
732,000	Puget Energy, Inc., 5.625%, 7/15/22	776,636

		1,942,035

	Total Corporate Bonds (Cost $81,377,086)	81,300,220

Continued

Sterling Capital Corporate Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Shares	Fair Value

PREFERRED STOCKS (4.5%)

	Consumer Discretionary (0.1%)
2,841	PulteGroup, Inc., 7.375%	$70,968

	Financials (3.2%)
18,071	Aegon NV, 7.250%	452,859
26,500	Citigroup Capital XIII, 7.875%	727,955
23,759	Merrill Lynch Preferred Capital Trust V, Series F, 7.280%	595,876
16,858	National Retail Properties, Inc., REIT, Series D, 6.625%	386,891
22,025	US Bancorp, Series F, 6.500%	572,430

		2,736,011

	Telecommunication Services (0.6%)
7,920	Qwest Corp., 7.000%	190,318
12,825	Qwest Corp., 7.375%	321,138

		511,456

	Utilities (0.6%)
20,050	Dominion Resources, Inc., Series A, 8.375%	522,904

	Total Preferred Stocks (Cost $3,976,462)	3,841,339

MONEY MARKET FUND (0.1%)
67,707	Federated Treasury Obligations Fund, Institutional Shares	67,707

	Total Money Market Fund (Cost $67,707)	67,707

Total Investments — 99.3% (Cost $85,421,255)		85,209,266
Net Other Assets (Liabilities) — 0.7%		574,926

NET ASSETS — 100.0%		$85,784,192

(a)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(b)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Represents securities purchased on a when-issued basis. At September 30, 2013, total cost of investments purchased on a when-issued basis was $1,744,047.
(d)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2013. The maturity date reflected is the final maturity date.

BKNT — Bank Note

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
ASSET BACKED SECURITIES (10.1%)
$ 467,355	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 0.519%, 11/25/35(a)	$427,794
1,182,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A, Class A, 2.100%, 3/20/19(b)	1,178,803
650,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.160%, 9/16/24	596,879
1,300,000	Hertz Vehicle Financing, LLC, Series 2013-1A, Class A2, 1.830%, 8/25/19(b)	1,270,910
753,468	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.379%, 1/25/36(a)	677,782
305,746	Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-HE1, Class A3, 0.389%, 2/25/36(a)	300,816
847,118	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 0.679%, 3/25/35(a)	842,117
652,657	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 0.499%, 10/25/35(a)	603,961

	Total Asset Backed Securities (Cost $5,993,090)	5,899,062

COLLATERALIZED MORTGAGE OBLIGATIONS (20.0%)
276,070	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	286,295
62,353	Banc of America Mortgage Trust, Series 2005-2, Class 2A1, 5.000%, 3/25/20	62,511
234,866	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	239,009
516,000	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)	506,649
200,926	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A2, 5.000%, 2/25/35	200,775
261,782	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A4, 5.500%, 2/25/35	270,560
313,620	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	335,227
318,539	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	324,932
123,302	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J7, Class 1A3, 5.250%, 8/25/33	127,102
257,971	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	263,670
154,873	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-J4, Class A3, 5.500%, 11/25/35	154,282
421,954	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	424,773
326,327	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	348,478
306,730	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	313,515
745,455	Fannie Mae, Series 2013-90, Class VA, 4.000%, 9/25/24	809,192

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$ 792,834	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41	$874,408
305,317	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	325,777
233,273	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	261,369
457,411	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	484,534
343,390	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	363,741
473,842	Ginnie Mae, Series 2002-45, Class OC, 6.000%, 6/16/32	531,970
323,029	Ginnie Mae, Series 2010-85, Class DQ, 3.000%, 12/20/39	327,294
440,881	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	439,403
107,352	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	109,175
136,359	MASTR Asset Securitization Trust, Series 2005-2, Class 1A1, 5.250%, 11/25/35	136,068
226,655	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	223,267
332,644	PHHMC Trust, Series 2007-6, Class A1, 5.648%, 12/18/37(a)	343,595
196,821	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	202,224
258,504	RBSGC Mortgage Loan Trust, Series 2007-B, Class 3A1, 5.113%, 7/25/35(a)	257,663
484,820	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	490,743
148,279	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2003-10, Class A, 6.000%, 4/25/33	151,853
191,417	Structured Asset Securities Corp. Trust, Series 2005-6, Class 4A1, 5.000%, 5/25/35	193,426
112,381	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A1, 5.000%, 5/25/35	114,935
74,734	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A2, 5.000%, 5/25/35	76,432
343,226	Structured Asset Securities Corp. Trust, Series 2005-6, Class 2A1, 5.500%, 5/25/35	349,943
123,008	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	126,784
643,221	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	655,087

	Total Collateralized Mortgage Obligations (Cost $11,710,223)	11,706,661

COMMERCIAL MORTGAGE-BACKED SECURITIES (28.4%)
1,000,000	Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, 5.889%, 7/10/44(a)(c)	1,097,619
80,000	Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/46	87,719
700,000	Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.414%, 9/10/47(c)	767,328
25,683	Banc of America Commercial Mortgage Trust, Series 2007-2, Class A2, 5.634%, 4/10/49(a)	25,986

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$300,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-2, Class B, 4.665%, 11/10/38(a)	$306,449
418,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.463%, 11/10/42(a)(c)	442,227
200,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	207,986
850,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4B, 4.943%, 9/11/42(c)	904,855
250,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.700%, 6/11/50(c)	282,069
210,000	CD Commercial Mortgage Trust, Series 2005-CD1, Class AM, 5.393%, 7/15/44(a)(c)	225,759
800,000	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49(c)	884,357
420,000	CD Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/48(c)	460,635
500,000	COMM Mortgage Trust, Series 2005-LP5, Class AJ, 5.046%, 5/10/43(a)	526,397
618,000	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(a)	654,882
180,000	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.444%, 3/10/39(c)	199,163
400,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C5, Class AJ, 4.889%, 11/15/37(a)(c)	414,706
422,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(a)(c)	437,026
400,000	GE Capital Commercial Mortgage, Series 2005-C2, Class AJ, 5.061%, 5/10/43(a)	421,115
600,000	GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class AM, 4.754%, 5/10/43	624,037
175,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	189,675
385,500	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class AM, 4.780%, 7/15/42(c)	405,140
530,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP4, Class AM, 4.999%, 10/15/42(a)	564,147
400,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, 5.814%, 6/12/43(a)(c)	437,109
728,379	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.552%, 5/12/45	798,691
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(a)(b)	534,497
420,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/49(c)	464,178
300,000	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40(c)	332,204
240,000	Morgan Stanley Capital I Trust, Series 2006-HQ10, Class A4, 5.328%, 11/12/41(c)	263,133

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$ 160,000	Morgan Stanley Capital I Trust, Series 2006-HQ8, Class AM, 5.646%, 3/12/44(a)(c)	$173,045
500,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C8, Class E, 5.341%, 11/15/35(a)	500,811
200,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class B, 5.109%, 12/15/35(a)(c)	200,588
622,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, 5.179%, 7/15/42(a)(c)	660,616
800,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/48	878,294
760,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class B, 5.276%, 11/15/43(a)(b)	826,842
400,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(a)(b)	431,631

	Total Commercial Mortgage-Backed Securities (Cost $16,844,172)	16,630,916

MORTGAGE-BACKED SECURITIES (42.8%)
	Fannie Mae (26.1%)
916,465	3.500%, 6/1/27, Pool #MA1096	967,731
3,580,000	3.000%, 10/15/28(d)	3,706,419
597,681	4.000%, 11/1/30, Pool #MA0563	637,153
292,096	4.000%, 3/1/31, Pool #MA0667	311,507
835,135	4.000%, 5/1/32, Pool #MA1074(c)	910,386
149,261	5.500%, 2/1/35, Pool #735230	162,964
111,942	5.500%, 12/1/35, Pool #AE0115	122,393
182,635	5.500%, 3/1/36, Pool #745353	199,000
437,242	5.500%, 9/1/36, Pool #938574	477,559
439,983	5.500%, 6/1/38, Pool #984277(c)	479,465
393,504	5.500%, 8/1/38, Pool #995072	429,000
308,696	4.500%, 9/1/39, Pool #AC1830	329,558
276,585	5.000%, 12/1/39, Pool #AC8518	304,785
583,452	5.000%, 7/1/40, Pool #AD7595	634,864
198,263	4.500%, 9/1/40, Pool #AE0411	212,838
497,477	4.500%, 10/1/40, Pool #AE4855	531,936
286,398	4.000%, 1/1/41, Pool #AH4732	300,953
379,513	5.000%, 1/1/41, Pool #AH3373	415,035
61,241	4.000%, 2/1/41, Pool #AH6188	64,380
738,365	4.000%, 3/1/41, Pool #AH4008	774,593
574,258	4.500%, 3/1/41, Pool #AB2467	618,335
248,456	4.500%, 6/1/41, Pool #AC9298	265,729
2,351,000	3.500%, 10/15/43(d)	2,393,245

		15,249,828

	Freddie Mac (14.9%)
962,637	3.500%, 5/1/32, Pool #C91458	998,714
886,736	4.000%, 5/1/32, Pool #C91449	935,462
833,716	3.500%, 7/1/32, Pool #C91467	869,169
1,099,726	3.500%, 8/1/32, Pool #D99351	1,146,516
1,278,423	4.500%, 10/1/39, Pool #G05659	1,359,936
228,173	5.500%, 10/1/39, Pool #A89387	247,446
290,830	5.000%, 4/1/40, Pool #A91812	314,181
236,759	5.500%, 4/1/40, Pool #C03467	256,030
303,079	5.500%, 6/1/40, Pool #A92764	329,435
298,036	5.000%, 8/1/40, Pool #C03491	322,005
247,713	4.500%, 9/1/40, Pool #A93996	263,644

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)
	Freddie Mac — (continued)
$402,340	4.000%, 12/1/40, Pool #A95447	$421,594
556,550	4.000%, 1/1/41, Pool #A96312	581,974
641,939	4.000%, 5/1/42, Pool #G08492	671,400

		8,717,506

	Ginnie Mae (1.8%)
353,896	4.500%, 6/15/39, Pool #720075	383,873
47,741	4.000%, 12/20/40, Pool #755678	50,684
254,695	4.500%, 3/20/41, Pool #4978	275,297
337,804	4.500%, 5/15/41, Pool #738310	366,428

		1,076,282

	Total Mortgage-Backed Securities (Cost $24,820,401)	25,043,616

U.S. GOVERNMENT AGENCIES (3.6%)
	Freddie Mac (3.6%)
1,545,000	2.375%, 1/13/22	1,503,742
480,000	6.250%, 7/15/32	625,503

	Total U.S. Government Agencies (Cost $2,129,051)	2,129,245

U.S. TREASURY BONDS (4.0%)
790,000	4.500%, 2/15/36	912,944
1,682,000	2.875%, 5/15/43	1,427,597

	Total U.S. Treasury Bonds (Cost $2,406,865)	2,340,541

Shares		Fair Value
MONEY MARKET FUND (3.4%)
1,989,852	Federated Treasury Obligations Fund, Institutional Shares	$1,989,852

	Total Money Market Fund (Cost $1,989,852)	1,989,852

Total Investments — 112.3% (Cost $65,893,654)		65,739,893
Net Other Assets (Liabilities) — (12.3)%		(7,196,186)

NET ASSETS — 100.0%		$58,543,707

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2013. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security which is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(d)	Represents securities purchased on a when-issued basis. At September 30, 2013, total cost of investments purchased on a when-issued basis was $5,954,352.

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS (96.0%)
	Kentucky (96.0%)
$500,000	Christian County, KY, Public Courthouse Corp., Court Facility Project, Refunding Revenue, (AMBAC), 4.000%, 8/1/16	$543,370
400,000	Eastern Kentucky University, Refunding Revenue, Series A, (State Intercept), 5.000%, 4/1/24	455,468
500,000	Fayette County, KY, School District Finance Corp., Lease Payable from Local Revenues, Series A, (State Intercept), 5.000%, 10/1/21	574,125
700,000	Jefferson County, KY, School District Finance Corp., Jefferson County School Building, Refunding Revenue, Series A, (AGM), 5.250%, 1/1/19	820,890
500,000	Kentucky Asset/Liability Commission, Project Notes, Federal Highway Transit Improvements Revenue, First Series, (NATL-RE), 4.500%, 9/1/17	559,105
510,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes, Revenue, Series B, Callable 10/1/17 @ 100, 5.000%, 10/1/21	577,922
300,000	Kentucky Asset/Liability Commission, University of Kentucky Project Notes, University & College Revenue, Series A, Callable 10/1/17 @ 100, (AMBAC), 5.000%, 10/1/18	338,961
690,000	Kentucky Economic Development Finance Authority, Baptist Healthcare System, Improvements Refunding Revenue, Series A, Callable 8/15/18 @ 100, OID, 4.750%, 8/15/19	763,043
500,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Hospital Improvements Revenue, Series A, 5.000%, 6/1/16	543,805
555,000	Kentucky Economic Development Finance Authority, Saint Elizabeth Medical Center, Inc. Refunding & Improvement Revenue, Series A, Callable 5/1/19 @ 100, OID, 5.000%, 5/1/24	609,035
500,000	Kentucky Municipal Power Agency, Prairie State Project, Power Improvements Revenue, Series A, (AGM), 5.000%, 9/1/20	578,495
500,000	Kentucky Rural Water Finance Corp., Flexible Term Program, Refunding & Improvements Revenue, Series B, Callable 2/1/20 @ 100, 4.000%, 2/1/21	539,260
500,000	Kentucky State Property & Buildings Commission, Project No. 101, Refunding Revenue, 5.000%, 10/1/19	584,220
410,000	Kentucky State Property & Buildings Commission, Project No. 76, Refunding Revenue, (AMBAC), 5.500%, 8/1/21	492,799
460,000	Kentucky State Property & Buildings Commission, Project No. 83, Refunding Revenue, (AMBAC), 5.000%, 10/1/19	538,048
670,000	Kentucky Turnpike Authority, Revitalization Projects, Refunding Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/25	764,396

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Kentucky — (continued)
$525,000	Kentucky Turnpike Authority, Revitalization Projects, Refunding Revenue, Series B, Callable 7/1/15 @ 100, (AMBAC), 5.000%, 7/1/25	$560,632
400,000	Kentucky Turnpike Authority, Revitalization Projects, Revenue, Series A, 4.000%, 7/1/21	442,944
455,000	Laurel County, KY, Judicial Center Public Properties Corp., Justice Center Projects, Public Improvements Revenue, Callable 3/1/18 @ 100, OID, 4.500%, 3/1/24	478,983
525,000	Lexington-Fayette Urban County, KY, Airport Board, Refunding Revenue, Series A, 5.000%, 7/1/19	611,279
500,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 11/15/21 @ 100, 5.000%, 5/15/30	543,770
205,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Unrefunded Revenue, Series A, Callable 5/15/15 @ 100, (AGM), 5.000%, 5/15/19	219,830
500,000	Louisville Regional Airport Authority, Refunding Revenue, Series B, 3.000%, 7/1/15	519,065
790,000	Northern Kentucky University, University & College Improvements Revenue, Series A, Callable 9/1/17 @ 100, (AMBAC, State Intercept), OID, 4.250%, 9/1/21	834,753
535,000	Owensboro, KY, Water Refunding & Improvements Revenue, Callable 9/15/18 @ 100, (Assured Guaranty), 5.250%, 9/15/21	611,703
585,000	Owensboro-Daviess County, KY, Regional Water Resource Agency, Refunding & Improvements Revenue, Series A, (XLCA), 4.000%, 1/1/16	625,616
610,000	Pike County, KY, School District Finance Corp., School Improvements Revenue, (State Intercept), 3.000%, 11/1/20	633,961
660,000	Pulaski County, KY, Public Properties Corp., Administration Office of the Court Judicial Facility, Public Improvement Revenue, Callable 12/1/18 @ 100, OID, 5.500%, 12/1/24	766,201
270,000	Pulaski County, KY, Public Properties Corp., Administration Office of the Court Judicial Facility, Public Improvement Revenue, Callable 12/1/18 @ 100, OID, 5.625%, 12/1/25	308,556
200,000	Russell, KY, Bon Secours Health System, Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/26	212,232
380,000	Warren County, KY, Community Hospital Corp. Project, Refunding Revenue, Series A, 5.000%, 8/1/17	418,912

	Total Municipal Bonds (Cost $16,044,456)	17,071,379

Continued

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Shares		Fair Value
MONEY MARKET FUND (3.1%)
549,575	Federated Tax-Free Obligations Fund, Institutional Shares	$549,575

	Total Money Market Fund (Cost $549,575)	549,575

Total Investments — 99.1% (Cost $16,594,031)		17,620,954
Net Other Assets (Liabilities) — 0.9%		154,046

NET ASSETS — 100.0%		$17,775,000

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying Notes to the Financial Statements.

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS (95.0%)
	District of Columbia (4.0%)
$ 550,000	Washington Metropolitan Area Transit Authority, DC, Transit Improvements Revenue, Refunding Notes, Series A, Callable 7/1/19 @ 100, 5.250%, 7/1/20	$642,923
1,000,000	Washington Metropolitan Area Transit Authority, DC, Transit Improvements Revenue, Refunding Notes, Series A, Callable 7/1/19 @ 100, 5.250%, 7/1/27	1,104,370

		1,747,293

	Maryland (91.0%)
810,000	Anne Arundel County, MD, Economic Development, Anne Arundel Community College Project, Refunding Revenue, 4.000%, 9/1/20	879,401
500,000	Baltimore, MD, Consolidated Public Improvements, Refunding G.O., Series B, 5.000%, 10/15/20	591,370
600,000	Baltimore, MD, Refunding Certificate of Participation, Series A, 5.000%, 10/1/17	683,988
250,000	Baltimore, MD, Waste Water Projects Revenue, Series C, Callable 7/1/16 @ 100 (AMBAC), 5.000%, 7/1/26	275,093
1,000,000	Charles County, MD, Consolidated Public School Improvements G.O., 5.000%, 7/15/22	1,189,600
1,000,000	Charles County, MD, Consolidated Public School Improvements G.O., Callable 7/15/23 @ 100, 5.000%, 7/15/24	1,183,120
890,000	Charles County, MD, Consolidated Public School Improvements G.O., Callable 7/15/23 @ 100, 5.000%, 7/15/25	1,039,342
1,025,000	Frederick County, MD, Public Facilities Improvements, Refunding G.O., Series B, 4.000%, 8/1/17	1,141,020
125,000	Howard County, MD, Miscellaneous Purpose Certificate of Participation, Series A, 8.050%, 2/15/21	172,627
135,000	Howard County, MD, Public Improvements Certificate of Participation, Series B, 8.250%, 2/15/20	182,637
690,000	Maryland Community Development Administration, Residential Single Family Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.750%, 9/1/29	702,696
315,000	Maryland Community Development Administration, Residential Single Family Housing Revenue, Series B, 3.750%, 9/1/14	322,739
250,000	Maryland Economic Development Corp., Electricity Lights & Power Improvements, Refunding Revenue, Callable 3/1/19 @ 100, 6.200%, 9/1/22	294,985
165,000	Maryland Economic Development Corp., Lutheran World Relief Refugee, Refunding Revenue, Callable 4/1/17 @ 100, 5.250%, 4/1/19	178,627
900,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, 5.000%, 6/1/20	1,061,775

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$ 420,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, Callable 6/1/21 @ 100, 5.000%, 6/1/26	$466,964
735,000	Maryland Economic Development Corp., University of Maryland College Park Projects, Refunding Revenue (AGC), 5.000%, 6/1/16	797,975
555,000	Maryland Environmental Service, Mid Shore II Regional Landfill, Resource Recovery Improvements Revenue, 4.000%, 11/1/17	613,613
1,090,000	Maryland Health & Higher Educational Facilities Authority, Carroll Hospital, Refunding Revenue, Series A, 5.000%, 7/1/19	1,233,575
900,000	Maryland Health & Higher Educational Facilities Authority, College of Notre Dame, Refunding Revenue, 4.000%, 10/1/19	969,093
500,000	Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center, Refunding Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 7/1/26	539,465
1,260,000	Maryland Health & Higher Educational Facilities Authority, Helix Health Issue, Refunding Revenue (AMBAC), OID, 5.000%, 7/1/27	1,461,008
1,000,000	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/25	1,109,420
530,000	Maryland Health & Higher Educational Facilities Authority, Maryland Institute College of Art, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	581,097
80,000	Maryland Health & Higher Educational Facilities Authority, Medstar Health, Refunding Revenue, 5.000%, 8/15/19	91,410
320,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Health, Hospital, Nursing Home Improvements Revenue, 5.000%, 7/1/15	343,808
725,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/26	743,299
400,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Refunding Revenue, 5.000%, 7/1/19	456,140
400,000	Maryland State Department of Transportation, Transit Improvements Revenue, 5.250%, 12/15/17	469,896
500,000	Maryland State Department of Transportation, Transit Improvements Revenue, Second Issue, Callable 9/1/18 @ 100, 5.000%, 9/1/23	568,020

Continued

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$1,070,000	Maryland State Transportation Authority, Grant & Revenue Anticipation, Highway Improvements Revenue, Callable 3/1/19 @ 100, OID, 5.000%, 3/1/20	$1,238,568
1,005,000	Maryland State Transportation Authority, Grant & Revenue Anticipation, Transit Improvements Revenue, 5.000%, 3/1/16	1,111,238
635,000	Maryland State Transportation Authority, Transportation Facilities Project, Highway Revenue, Series A, 5.000%, 7/1/19	747,484
2,290,000	Maryland, State & Local Facilities, Loan Public Improvements G.O., First Series, 4.000%, 8/15/21	2,566,426
590,000	Maryland, State & Local Facilities, Loan Public Improvements G.O., Second Series, Callable 7/15/18 @ 100, 5.000%, 7/15/23	670,665
1,660,000	Maryland, State & Local Facilities, Loan Public Improvements G.O., Series C, 5.000%, 11/1/17	1,928,887
250,000	Montgomery County Housing Opportunities Commission, Local Single Family Housing Revenue, Series A, 3.700%, 7/1/14	255,573
250,000	Montgomery County Housing Opportunities Commission, Refunding Revenue, Series A, Callable 1/1/16 @ 100 (FHA/VA Mortgages), 3.800%, 7/1/16	262,120
1,000,000	Montgomery County, MD, Consolidated Public Improvements G.O., Series A, Callable 6/1/15 @ 100, 5.000%, 6/1/24	1,071,380
775,000	Montgomery County, MD, Consolidated Public Improvements, Refunding G.O., Series A, 5.000%, 7/1/15	838,341
500,000	Montgomery County, MD, Department Liquor Control Public Improvements Revenue, Series A, Callable 4/1/21 @ 100, OID, 4.500%, 4/1/26	530,885
1,000,000	Montgomery County, MD, Public Transportation Equipment Transit Improvements Certificate of Participation, 4.000%, 5/1/17	1,096,540
750,000	Montgomery County, MD, Water Quality Public Improvements Revenue, Series A, Callable 4/1/20 @ 100, 5.000%, 4/1/30	812,513

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$1,015,000	Prince George’s County, MD, Consolidated Public Improvements G.O., Series A, 4.000%, 9/15/15	$1,087,004
1,000,000	Prince George’s County, MD, Consolidated Public Improvements G.O., Series A, Callable 9/15/21 @ 100, 5.000%, 9/15/28	1,119,600
1,000,000	Prince George’s County, MD, Equipment Acquisition Program, Public Improvements Certificate of Participation, 4.000%, 10/15/15	1,071,470
500,000	Talbot County, MD, Public School Improvements G.O., 5.000%, 12/15/16	567,695
1,140,000	Washington County, MD, Refunding G.O., 4.000%, 1/1/21	1,269,550
1,180,000	Washington County, MD, Refunding G.O., 4.000%, 1/1/22	1,307,499

		39,897,241

	Total Municipal Bonds (Cost $40,709,486)	41,644,534

Shares
MONEY MARKET FUND (4.4%)
1,916,989	Federated Tax-Free Obligations Fund, Institutional Shares	1,916,989

	Total Money Market Fund (Cost $1,916,989)	1,916,989

Total Investments — 99.4% (Cost $42,626,475)		43,561,523
Net Other Assets (Liabilities) — 0.6%		254,124

NET ASSETS — 100.0%		$43,815,647

AGC — Assured Guaranty Corp.

AMBAC — American Municipal Bond Assurance Corp.

FHA — Federal Housing Authority

G.O. — General Obligation

OID — Original Issue Discount

VA — Veterans Administration

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS (96.8%)
	North Carolina (96.8%)
$2,335,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/24	$2,655,269
2,655,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 4.750%, 10/1/27	2,876,215
1,000,000	Beaufort County, NC, Refunding Limited G.O., Callable 6/1/22 @ 100, 5.000%, 6/1/24	1,118,760
1,000,000	Beaufort County, NC, Refunding Limited G.O., Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,095,040
1,065,000	Broad River Water Authority, NC, Water System Refunding Revenue, Callable 6/1/15 @ 100 (XLCA), 5.000%, 6/1/18	1,117,462
1,935,000	Buncombe County, NC, Public Improvements Revenue, Series A, 4.000%, 6/1/17	2,132,428
1,000,000	Buncombe County, NC, University & College Improvements Certificate of Participation, Callable 4/1/16 @ 100 (NATL-RE), 5.000%, 4/1/19	1,098,530
1,060,000	Burlington, NC, Combined Enterprise System, Water Utility Improvements Revenue, Callable 2/1/22 @ 100, 5.000%, 2/1/34	1,113,731
1,000,000	Cabarrus County, NC, Installment Financing Contract, Correctional Facility Improvements Certificate of Participation, Series C, Callable 6/1/18 @ 100, OID, 5.000%, 6/1/23	1,123,000
1,960,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, 5.000%, 1/1/17	2,202,883
1,520,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/20	1,748,714
1,730,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/23	1,958,896
1,240,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, 5.000%, 8/1/21	1,462,568
1,475,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/26	1,646,307
1,535,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/28	1,684,923
1,160,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/26	1,306,392
1,030,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/31	1,104,448
1,000,000	Catawba County, NC, School Improvements Refunding Revenue, 4.000%, 10/1/19	1,109,160
1,000,000	Catawba County, NC, School Improvements Refunding Revenue, 4.000%, 10/1/20	1,106,640
1,000,000	Charlotte, NC, Airport Refunding Revenue, Series B, 5.000%, 7/1/15	1,076,790

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,000,000	Charlotte, NC, Port, Airport & Marina Improvements Revenue, Series A, Callable 7/1/20 @ 100, 5.000%, 7/1/27	$1,075,140
1,280,000	Charlotte, NC, Storm Water Fee Public, Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/20	1,413,350
1,000,000	Charlotte, NC, Storm Water Fee Public, Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/23	1,104,460
1,000,000	Charlotte, NC, Water & Sewer System, Refunding Revenue, Series B, Callable 7/1/20 @ 100, 5.000%, 7/1/25	1,140,890
1,000,000	Charlotte-Mecklenburg Hospital Authority, NC, Carolinas Health Care System, Refunding Revenue, Series A, 5.000%, 1/15/17	1,123,740
3,000,000	Chatham County, NC, Refunding Revenue (County Guaranteed), 5.000%, 12/1/28	3,400,860
2,000,000	Concord, NC, Utilities Systems, Refunding Revenue, Series B, Callable 12/1/19 @ 100, 5.000%, 12/1/22	2,238,500
1,000,000	Durham Capital Financing Corp., Limited Obligation Refunding Revenue, 5.000%, 6/1/21	1,187,040
1,410,000	Durham County, NC, Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute, University & College Improvements Revenue, 5.000%, 2/1/20	1,627,211
2,000,000	Durham County, NC, Public Improvements Certificate of Participation, Series A, Callable 6/1/19 @ 100, 5.000%, 6/1/24	2,229,580
380,000	Elizabeth City State University, University & College Improvements Revenue, Series A (AGM), 4.000%, 4/1/14	386,958
2,170,000	Fayetteville, NC, Public Works Commission, Refunding Revenue, Series A, 5.000%, 3/1/16	2,394,769
1,085,000	Franklin County, NC, Public Facilities Projects, Certificate of Participation, Callable 9/1/17 @ 100 (NATL-RE), 5.000%, 9/1/22	1,200,260
1,000,000	Henderson County, NC, School Improvements Certificate of Participation, Series A (AMBAC), 5.000%, 6/1/16	1,105,820
1,030,000	Henderson County, NC, University & College Improvements Revenue, Series B, 4.000%, 12/1/16	1,126,315
1,150,000	Iredell County, NC, School Improvements Project, Certificate of Participation, Callable 6/1/16 @ 100 (AMBAC), 5.000%, 6/1/22	1,266,288
1,000,000	Lee County, NC, Public Facilities Projects, School Improvements Certificate of Participation, Callable 4/1/17 @ 100 (AGM), 5.000%, 4/1/19	1,101,740
1,570,000	Lenoir County, NC, Refunding G.O., 4.000%, 2/1/19	1,750,848
1,705,000	Lenoir County, NC, Refunding G.O., 4.000%, 2/1/20	1,905,031
1,750,000	Lincoln County, NC, Refunding G.O., Series A, 5.000%, 6/1/18	2,034,813
2,535,000	Lincoln County, NC, Refunding G.O., Series A, 4.000%, 6/1/19	2,843,053

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$800,000	Lincolnton, NC, Combined Enterprise System, Refunding Revenue, Callable 5/1/15 @ 100 (XLCA), 5.000%, 5/1/17	$829,808
2,000,000	Mecklenburg County, NC, Refunding G.O., 5.000%, 2/1/21	2,398,840
1,280,000	Monroe, NC, Combined Enterprise System, Refunding Revenue (AGM), 4.000%, 3/1/19	1,412,890
1,000,000	Mooresville, NC, Enterprise System Refunding Revenue, Callable 5/1/22 @ 100, 4.000%, 5/1/24	1,061,700
1,000,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/15	1,081,030
1,460,000	Mooresville, NC, Telecommunications Improvements Certificate of Participation, 5.000%, 9/1/16	1,624,746
1,855,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/19	2,170,535
1,015,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/20	1,194,218
2,500,000	New Hanover County, NC, New Hanover Regional Medical, Refunding Revenue, 4.000%, 10/1/19	2,723,475
1,270,000	New Hanover County, NC, New Hanover Regional Medical, Refunding Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,390,599
345,000	New Hanover County, NC, Refunding Revenue, Callable 12/1/22 @ 100, 5.000%, 12/1/27	382,750
1,050,000	New Hanover County, NC, Regional Medical Center Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/22	1,153,079
1,000,000	New Hanover County, NC, Regional Medical Center, Health Hospital, Nursing Home Improvements Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/21	1,111,440
1,305,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, 5.000%, 4/1/21	1,474,089
2,400,000	North Carolina Eastern Municipal Power Agency, Electric, Lights & Power Improvements Revenue, Series A, OID, 6.400%, 1/1/21	2,839,272
1,000,000	North Carolina Eastern Municipal Power Agency, Refunding Revenue, Series A, Callable 1/1/16 @ 100 (AMBAC), 5.250%, 1/1/20	1,092,310
2,015,000	North Carolina Medical Care Commission, Blue Ridge Healthcare, Refunding Revenue, Series A, 4.000%, 1/1/16	2,128,445
2,045,000	North Carolina Medical Care Commission, Caromont Health Facilities, Health Hospital, Nursing Home Improvements Revenue (Assured Guaranty), OID, 3.500%, 2/15/19	2,189,806
1,005,000	North Carolina Medical Care Commission, First Mortgage Deerfield, Health, Hospital, Nursing Home Improvements Revenue, Series A, Callable 11/1/18 @ 100, OID, 6.000%, 11/1/33	1,029,210

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,515,000	North Carolina Medical Care Commission, Firsthealth Carolina, Refunding Revenue, Series C, Callable 10/1/14 @ 100, OID, 4.000%, 10/1/18	$1,612,914
915,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.000%, 7/1/19	1,016,876
1,180,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.375%, 7/1/20	1,337,766
965,000	North Carolina Medical Care Commission, Health Care Housing ARC Projects, Revenue, Series A (HUD Section 8), 4.650%, 10/1/14	982,341
1,000,000	North Carolina Medical Care Commission, Mission Health Combine Group, Refunding Revenue, Callable 10/1/17 @ 100 (AGM-CR), 5.000%, 10/1/25	1,043,890
3,030,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, 5.000%, 6/1/20	3,454,291
1,530,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, Callable 6/1/20 @ 100, 5.250%, 6/1/29	1,600,763
1,910,000	North Carolina Medical Care Commission, Novant Health Obligation Group, Refunding Revenue, Series A, Callable 11/1/13 @ 100, 5.000%, 11/1/14	1,917,468
1,000,000	North Carolina Medical Care Commission, Novant Health, Refunding Revenue, Callable 11/1/13 @ 100 (AGM-CR), 5.000%, 11/1/15	1,003,410
2,600,000	North Carolina Medical Care Commission, Rex Healthcare, Refunding Revenue, Series A, 5.000%, 7/1/17	2,923,232
1,000,000	North Carolina Medical Care Commission, Stanly Memorial Hospital Project, Health, Hospital, Nursing Home Improvements Revenue, Callable 10/31/13 @ 100, OID, 6.250%, 10/1/19	1,002,050
2,000,000	North Carolina Medical Care Commission, Universal Health System, Refunding Revenue, Series E2, 6.000%, 12/1/36(a)	2,124,180
2,780,000	North Carolina Medical Care Commission, Vidant Health Care Facilities, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	3,008,294
2,000,000	North Carolina Medical Care Commission, Wakemed, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/27	2,144,480
1,115,000	North Carolina Medical Care Commission, Wilson Medical Center, Refunding Revenue, 5.000%, 11/1/17	1,244,741
1,000,000	North Carolina Municipal Power Agency No. 1, Electric & Power Improvements Revenue, Series B, Callable 1/1/22 @ 100, 5.000%, 1/1/29	1,051,680

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$ 745,000	North Carolina Municipal Power Agency No. 1, Catawba Electric Power, Refunding Revenue, Series A, Callable 1/1/18 @ 100, 5.250%, 1/1/20	$833,849
2,000,000	North Carolina State University at Raleigh, Refunding Revenue, Series A, Callable 10/1/23 @ 100, 5.000%, 10/1/28	2,263,980
1,000,000	North Carolina State, Annual Appropriation, Public Improvements Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/24	1,142,800
1,080,000	North Carolina State, Highway Improvements Vehicle, Revenue (NATL-RE), 5.000%, 3/1/16	1,192,968
2,150,000	North Carolina State, Highway Improvements Vehicle, Revenue (NATL-RE), 5.000%, 3/1/17	2,437,563
1,085,000	North Carolina State, Highway Improvements Vehicle, Revenue, Callable 3/1/17 @ 100 (NATL-RE), 5.000%, 3/1/18	1,208,332
4,000,000	North Carolina State, Highway Improvements Vehicle, Revenue, Callable 9/1/17 @ 100, 4.000%, 3/1/23(a)	4,348,000
4,900,000	North Carolina State, Public Improvements, Revenue, Series C, Callable 5/1/21 @ 100, 4.000%, 5/1/23	5,276,271
2,925,000	North Carolina State, Refunding G.O., Series A, 5.000%, 9/1/16	3,294,427
2,380,000	North Carolina State, Refunding G.O., Series B, 5.000%, 4/1/17	2,724,434
2,000,000	North Carolina State, University & College Improvements G.O., Series A, Callable 3/1/17 @ 100, 5.000%, 3/1/20	2,251,440
1,000,000	North Carolina State, Water Utility Improvements, Clean Water G.O., Series A, Callable 3/1/16 @ 100, 5.000%, 3/1/17	1,101,440
1,000,000	Onslow County, NC, Refunding G.O., 5.000%, 12/1/21	1,186,630
1,520,000	Onslow Water & Sewer Authority, Water Utility Improvements Revenue, Series B, Callable 6/1/14 @ 100 (XLCA), 5.000%, 6/1/21	1,564,217
1,365,000	Orange County, NC, Public Facilities Co., Public Improvements, Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,545,235
1,105,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL-RE), 5.250%, 6/1/18	1,257,236
1,000,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL-RE), 5.250%, 6/1/19	1,148,310
1,210,000	Pender County, NC, Limited Obligation Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,337,522
1,390,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/24	1,557,398
1,395,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,547,780
1,535,000	Pitt County, NC, Pitt County Memorial Hospital Project, Refunding Revenue, Callable 10/31/13 @ 100, OID, 5.500%, 12/1/15	1,603,215

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$2,150,000	Raleigh Durham Airport Authority, Refunding Revenue, Series B1, Callable 5/1/20 @ 100, 5.000%, 11/1/28	$2,305,811
1,500,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/27	1,708,455
1,615,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/28	1,821,736
1,525,000	Rockingham County, NC, Public Improvements Certificate of Participation (Assured Guaranty), 5.000%, 4/1/17	1,719,041
1,510,000	Rockingham County, NC, Refunding Revenue, 5.000%, 4/1/18	1,706,979
1,825,000	Smithville Township, NC, Limited Tax Hospital, Refunding G.O., 5.000%, 6/1/24	2,104,553
1,085,000	Surry County, NC, Northern Hospital District Revenue, Callable 4/1/18 @ 100, OID, 5.500%, 10/1/21	1,129,116
1,000,000	Union County, NC, Enterprise Systems, Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/22	1,098,860
1,260,000	Union County, NC, Enterprise Systems, Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/24	1,346,713
1,380,000	Union County, NC, Enterprise Systems, Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/25	1,455,458
2,205,000	Union County, NC, Refunding G.O., Series A, 5.000%, 3/1/22	2,640,399
1,000,000	Union County, NC, Refunding Revenue, 5.000%, 12/1/23	1,183,750
2,000,000	University of North Carolina at Chapel Hill, University & College Improvements Revenue, Callable 12/1/17 @ 100, 5.000%, 12/1/36	2,163,980
2,285,000	University of North Carolina at Greensboro, Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/23	2,608,579
2,000,000	University of North Carolina at Greensboro, Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/36	2,099,440
1,160,000	University of North Carolina System, Appalachian State University, Refunding Revenue, Series B1, 4.000%, 10/1/15	1,239,356
3,260,000	University of North Carolina System, Appalachian State University, Refunding Revenue, Series B1, Callable 4/1/20 @ 100, 5.250%, 10/1/22	3,788,609
3,095,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.000%, 10/1/20	3,601,590
1,485,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.250%, 10/1/24	1,671,249
1,975,000	University of North Carolina System, The University of North Carolina at Greensboro, Refunding Revenue, Series B2, 5.000%, 4/1/17	2,239,551

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	North Carolina — (continued)
$1,005,000	University of North Carolina System, University & College Improvements Revenue, Series A, Callable 10/1/16 @ 100 (NATL-RE), 5.000%, 10/1/17	$1,115,651
1,565,000	University of North Carolina System, University & College Improvements, General Trust Indenture Revenue, Series C, 4.250%, 10/1/14	1,621,950
1,000,000	University of North Carolina System, University & College Improvements, General Trust Indenture Revenue, Series C, 4.500%, 10/1/17	1,110,370
2,125,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	2,389,244
1,000,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,092,720
1,000,000	Wilson, NC, Public Facilities Project, Public Improvements Certificate of Participation, Series A (Assured Guaranty), 5.000%, 5/1/16	1,101,680
1,000,000	Winston-Salem State University Foundation LLC, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,072,250
1,000,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/17 @ 100, 5.000%, 6/1/19	1,130,240

	Total Municipal Bonds (Cost $205,095,444)	212,241,817

Shares		Fair Value
MONEY MARKET FUND (0.4%)
798,336	Federated North Carolina Municipal Cash Trust, Institutional Shares	$798,336

	Total Money Market Fund (Cost $798,336)	798,336

Total Investments — 97.2% (Cost $205,893,780)		213,040,153
Net Other Assets (Liabilities) — 2.8%		6,190,380

NET ASSETS — 100.0%		$219,230,533

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2013. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

CR — Custodial Receipts

G.O. — General Obligation

HUD — Housing & Urban Development

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS (97.5%)
	South Carolina (97.5%)
$1,000,000	Anderson Regional Joint Water System, Refunding Revenue, Series A, Callable 7/15/21 @ 100, 5.000%, 7/15/25	$1,112,700
1,000,000	Anderson, SC, Water & Sewer, Refunding Revenue (AGM), 5.000%, 7/1/17	1,136,870
1,095,000	Anderson, SC, Water & Sewer, Refunding Revenue (AGM), 5.000%, 7/1/19	1,267,846
1,000,000	Beaufort County, SC, School District, Refunding G.O., Series A, Callable 3/1/17 @ 100 (AGM, SCSDE), 5.000%, 3/1/27	1,080,530
505,000	Bennettsville, SC, Combined Utility System, Refunding & Improvements Revenue, Callable 2/1/14 @ 100 (AMBAC), OID, 3.625%, 2/1/16	507,545
545,000	Bennettsville, SC, Combined Utility System, Refunding & Improvements Revenue, Callable 2/1/14 @ 100 (AMBAC), OID, 3.875%, 2/1/18	546,918
215,000	Camden, SC, Combined Public Utility System, Unrefunded, Combined Refunding & Improvement Revenue, Callable 3/1/14 @ 100 (NATL-RE, FGIC), 5.000%, 3/1/15	218,956
760,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/16	845,720
595,000	Cayce, SC, Waterworks & Sewer Systems Refunding & Improvements Revenue, Series A (XLCA), 5.250%, 7/1/20	694,871
1,000,000	Charleston County, SC, Capital Improvements Transportation Sales Tax, Public Improvements G.O., Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/22	1,188,940
2,500,000	Charleston Educational Excellence Finance Corp., Charleston County School Refunding Revenue, 5.000%, 12/1/21	2,936,075
1,295,000	College of Charleston, University & College Improvements Refunding Revenue, Series A, Callable 4/1/21 @ 100, 5.000%, 4/1/25	1,417,766
1,170,000	Easley, SC, Combined Utility System Refunding Revenue, Callable 12/1/19 @ 100 (Assured Guaranty), 5.000%, 12/1/24	1,293,611
1,135,000	East Richland County Public Service District, Refunding Revenue, 4.000%, 1/1/22	1,241,713
200,000	Educational Facilities Authority, Wofford College, University & College Improvements Revenue, Series A, 4.000%, 4/1/15	209,526
1,820,000	Fort Mill School District No. 4, School Improvements G.O., Series B (SCSDE), 5.000%, 3/1/23	2,163,088
165,000	Fort Mill School Facilities Corp., School Improvements Revenue, Callable 12/1/16 @ 100, 5.250%, 12/1/18	181,492
1,030,000	Georgetown County, SC, Refunding G.O. (State Aid Withholding), 4.000%, 3/1/23	1,139,077
1,000,000	Greenville County, SC, School District Building Refunding Revenue, 5.000%, 12/1/22	1,164,830
1,075,000	Greenville County, SC, School District Building Refunding Revenue, Callable 12/1/16 @ 100, 5.000%, 12/1/22	1,192,777

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$1,340,000	Greenville, SC, Hospital System Board, Facilities Refunding Revenue, 5.000%, 5/1/21	$1,521,262
1,085,000	Greenville, SC, Hospital System Board, Facilities Refunding Revenue, Series A, Callable 5/1/18 @100, 5.250%, 5/1/22	1,196,299
1,000,000	Greenwood County, SC, Self Regional Healthcare Refunding Revenue, Series B, Callable 4/1/22 @ 100, 5.000%, 10/1/24	1,079,330
530,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 5.000%, 10/1/23	563,777
1,175,000	Greenwood, SC, Combined Public Utility Revenue, Series A, 4.000%, 12/1/18	1,296,213
500,000	Kershaw County, SC, Kershaw County School District Project, Refunding Revenue (AGC), 5.000%, 12/1/16	559,070
1,460,000	Lancaster Educational Assistance Program, Inc., SC, Lancaster County School District Refunding Revenue, Series B, Callable 12/1/23 @ 100, 5.000%, 12/1/24	1,635,214
825,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, 5.000%, 11/1/15	890,975
250,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, 5.000%, 11/1/16	277,405
1,000,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/17 @ 100, 5.000%, 11/1/23	1,094,600
760,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/21 @ 100, 5.000%, 11/1/22	845,500
1,000,000	Lexington County, SC, School District No. 1, G.O., Series C (SCSDE), 5.000%, 2/1/21	1,186,690
1,000,000	Lexington One School Facilities Corp., Lexington County School District No. 1 Revenue, 5.000%, 12/1/16	1,122,240
940,000	Lexington, SC, Combined Waterworks & Sewer System Refunding Revenue, Callable 4/1/21 @100, 5.000%, 4/1/22	1,076,873
565,000	Lexington, SC, Combined Waterworks & Sewer System Refunding Revenue, Callable 4/1/21 @100, 5.000%, 4/1/25	624,043
790,000	Newberry Investing in Children’s Education, Newberry County School District Project, School Improvements Revenue, 5.250%, 12/1/14	828,742
145,000	North Myrtle Beach, SC, Recreational Facility Improvements G.O. (State Aid Withholding), 4.000%, 3/1/19	161,726
455,000	Oconee County, SC, Duke Power Co. Project Refunding Revenue, 3.600%, 2/1/17	490,554
810,000	Orangeburg County, SC, School District No. 5, Refunding G.O. (SCSDE), 5.000%, 3/1/21	949,790
1,100,000	Orangeburg County, SC, School District No. 5, Refunding G.O., Callable 3/1/17 @100 (NATL-RE, SCSDE), 4.000%, 3/1/19	1,178,045
420,000	Piedmont Municipal Power Agency, Power System Refunding Revenue (NATL-RE), OID, 5.375%, 1/1/25	480,350

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$ 900,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series A3, 5.000%, 1/1/16	$982,305
325,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series A3 (Assured Guaranty), 5.000%, 1/1/18	370,679
1,000,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series B, Callable 1/1/22 @ 100, 4.000%, 1/1/23	1,045,750
1,000,000	Renewable Water Resources Sewage System, Refunding Revenue, 4.000%, 1/1/20	1,108,910
250,000	Renewable Water Resources Sewage System, Refunding Revenue, Series A, Callable 1/1/20 @ 100, 5.000%, 1/1/21	286,897
1,000,000	Rock Hill, SC, Combined Utility System, Refunding & Improvements Revenue, Series B (AGM), 5.000%, 1/1/20	1,157,010
1,000,000	Rock Hill, SC, Combined Utility System, Refunding Revenue, Series A, Callable 1/1/22 @100 (AGM), 5.000%, 1/1/23	1,142,850
1,090,000	Rock Hill, SC. Ltd. Obligations, Hospitality Fee Pledge, Refunding Revenue, 5.000%, 4/1/21	1,237,292
1,135,000	SCAGO Educational Facilities Corp. for Pickens School District, Pickens County Project, School Improvements Revenue, Callable 12/1/16 @ 100 (AGM), 5.000%, 12/1/18	1,267,591
825,000	SCAGO Educational Facilities Corp. for Pickens School District, Pickens County Project, School Improvements Revenue, Callable 12/1/16 @ 100 (AGM), 5.000%, 12/1/19	918,101
905,000	SCAGO Educational Facilities Corp. for Spartanburg School District No. 5, Spartanburg County Project, School Improvements Revenue, Callable 10/1/15 @ 100 (AGM), 5.000%, 4/1/21	968,848
500,000	SCAGO Public Facilities Corp. for Georgetown County, Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/18	568,295
500,000	SCAGO Public Facilities Corp. for Georgetown County, Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/19	572,160
550,000	South Carolina Jobs-Economic Development Authority, AnMed Health Project, Refunding & Improvement Revenue, Series B (Assured Guaranty), 5.000%, 2/1/19	625,917
1,000,000	South Carolina Jobs-Economic Development Authority, Bons Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,077,880
1,500,000	South Carolina Jobs-Economic Development Authority, Conway Hospital Income Project, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100,5.000%,7/1/23	1,642,830

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$ 850,000	South Carolina Jobs-Economic Development Authority, Kershaw County Medical Center Project, Health, Hospital, Nursing Home Improvements Revenue, OID, 5.000%, 9/15/18	$924,307
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health Facilities, Refunding Revenue, Series A, 2.500%, 8/1/14	506,215
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health Facilities, Refunding Revenue, Series A (AGM), 5.000%, 8/1/19	565,130
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health, Refunding & Improvement Facilities Revenue, OID, 5.000%, 8/1/18	549,555
1,050,000	South Carolina State Ports Authority, Port, Airport & Marina Improvements Revenue, 5.000%, 7/1/19	1,209,589
540,000	South Carolina State Public Service Authority, Electricity Lights & Power Improvements Revenue, Series A, Callable 1/1/17 @ 100 (AMBAC), 5.000%, 1/1/23	596,689
1,030,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/27	1,122,896
1,015,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/32	1,051,966
1,225,000	South Carolina State Public Service Authority, Refunding Revenue, Series B, Callable 1/1/16 @ 100 (NATL-RE), 5.000%, 1/1/22	1,317,047
500,000	South Carolina Transportation Infrastructure Bank, Refunding Revenue, Series B (AMBAC), 5.250%, 10/1/15	547,375
285,000	South Carolina Transportation Infrastructure Bank, Transit Improvements Revenue, Series A (XLCA), 5.000%, 10/1/15	310,584
400,000	Spartanburg County, SC, School District No. 1, School Improvements G.O., Callable 9/1/16 @ 100 (AGM, SCSDE), 5.000%, 3/1/22	444,616
1,000,000	Spartanburg Regional Health Services District, Refunding Revenue, Series A, 5.000%, 4/15/20	1,131,380
600,000	Spartanburg Regional Health Services District, Refunding Revenue, Series A, Callable 4/15/18 @ 100 (Assured Guaranty), 5.250%, 4/15/21	661,278
250,000	Three Rivers Solid Waste Authority, Solid Waste Disposal Facilities, Refunding Revenue, 5.000%, 12/15/13	252,302
830,000	Three Rivers Solid Waste Authority, Solid Waste Disposal Facilities, Refunding Revenue, 4.500%, 12/15/16	904,185
1,080,000	University of South Carolina, Moore School Business Project, University & College Improvements Revenue, Callable 5/1/22 @ 100, 5.000%, 5/1/28	1,179,122

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	South Carolina — (continued)
$500,000	University of South Carolina, Refunding Revenue, Series A, Callable 5/1/20 @ 100, 5.000%, 5/1/28	$537,365
310,000	York County, SC, Public Improvements G.O., Callable 11/1/16 @ 100, OID, 5.100%, 11/1/21	344,366
270,000	York County, SC, School District No. 1, Refunding G.O., Series A, Callable 3/1/19 @ 100 (SCSDE), 5.000%, 3/1/20	310,735

	Total Municipal Bonds (Cost $68,675,241)	70,039,566

Shares
MONEY MARKET FUND (1.6%)
1,126,531	Federated Tax-Free Obligations Fund, Institutional Shares	1,126,531

	Total Money Market Fund (Cost $1,126,531)	1,126,531

Fair Value
Total Investments — 99.1% (Cost $69,801,772)	$71,166,097
Net Other Assets (Liabilities) — 0.9%	640,940

NET ASSETS — 100.0%	$71,807,037

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

FGIC — Financial Guaranty Insurance Corp.

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

SCAGO — South Carolina Association of Governmental Organizations

SCSDE — South Carolina School District Enhancement

XLCA — XL Capital Assurance

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS (98.6%)
	District of Columbia (1.5%)
$ 1,160,000	Metropolitan Washington Airports Authority, Port, Airport & Marina Improvement Revenue, Series A, Callable 10/1/20 @ 100, 5.000%, 10/1/23	$1,335,578
600,000	Metropolitan Washington Airports Authority, Refunding Revenue, Series B, Callable 10/1/19 @ 100, 5.000%, 10/1/21	688,440

		2,024,018

	Virginia (97.1%)
2,760,000	Albemarle County, VA, Economic Development Authority, Refunding Revenue, 5.000%, 6/1/20	3,246,698
1,000,000	Alexandria, VA, Public Improvements G.O., Series A, 5.000%, 6/15/16	1,118,350
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,200,580
1,000,000	Arlington County, VA, Industrial Development Authority, VA Hospital Center Arlington, Refunding Revenue, 5.000%, 7/1/18	1,135,860
1,250,000	Charlottesville, VA, Public Improvements, Refunding G.O., Series B, 4.000%, 7/15/21	1,409,587
1,100,000	Chesapeake Bay Bridge & Tunnel District, General Resolution, Refunding Revenue, (BHAC-CR, NATL-RE), 5.500%, 7/1/25	1,278,299
875,000	Chesapeake, VA, Refunding G.O., Series A, (State Aid Withholding), 4.000%, 12/1/21	978,031
1,100,000	Chesterfield County, VA, Economic Development Authority, Electric & Power, Refunding Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/23	1,211,782
475,000	Danville, VA, Refunding G.O., Series A, Callable 3/1/19 @ 100 (Assured Guaranty, State Aid Withholding), 5.000%, 3/1/21	538,113
550,000	Danville, VA, Refunding G.O., Series A, Callable 3/1/19 @ 100, (Assured Guaranty, State Aid Withholding), 5.000%, 3/1/22	615,797
1,410,000	Fairfax County, VA, Economic Development Authority, Community Services Facilities Project, Health, Hospital, Nursing, Home Improvements, Revenue, Series A, 4.500%, 3/1/21	1,582,358
2,500,000	Fairfax County, VA, Economic Development Authority, Laurel Hill Public Facilities Project, Refunding Revenue, 5.000%, 6/1/22	2,929,825
1,000,000	Fairfax County, VA, Industrial Development Authority, Inova Health System Project, Refunding Revenue, (AGM-CR), OID, 5.250%, 8/15/19	1,145,830
795,000	Fairfax County, VA, Industrial Development Authority, Inova Health Systems Project, Refunding Revenue, Series C, 5.000%, 5/15/18	914,520
815,000	Fairfax County, VA, Redevelopment & Housing Authority, Redevelopment & Housing Refunding Revenue, 3.500%, 10/1/18	885,685
2,160,000	Fairfax County, VA, Sewer Improvements Revenue, Callable 7/15/21 @ 100, 5.000%, 7/15/22	2,562,646

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$ 1,000,000	Hampton, VA, Public Improvements, Refunding G.O., Series A, Callable 1/15/19 @100, 5.000%, 1/15/21	$1,146,780
1,525,000	Harrisonburg, VA, Public Improvements, Refunding G.O., Series B, (State Aid Withholding), 5.000%, 7/15/18	1,776,289
1,830,000	Henrico County, VA, Water & Sewer System, Refunding Revenue, 4.000%, 5/1/17	2,032,307
1,665,000	Loudoun County, VA, Industrial Development Authority, Refunding Revenue, 4.000%, 12/15/22	1,855,759
1,020,000	Loudoun County, VA, Public Improvements G.O., Series B, (State Aid Withholding), 5.000%, 12/1/16	1,158,373
1,000,000	Loudoun County, VA, School Improvements G.O., Series B, (State Aid Withholding), 5.000%, 12/1/15	1,099,180
1,465,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation, Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/27	1,592,968
2,460,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/24	2,785,433
1,315,000	Montgomery County, VA, Industrial Development Authority, Public Projects, Public Improvements, Revenue, 5.000%, 2/1/18	1,510,948
1,000,000	Montgomery County, VA, Industrial Development Authority, Public Projects, Public Improvements, Revenue, Callable 2/1/18 @ 100, 5.000%, 2/1/24	1,076,980
2,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series A, 4.000%, 7/15/20	2,251,060
1,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series B, 5.250%, 7/1/21	1,207,600
1,105,000	Newport News, VA, Refunding G.O., Series B, (State Aid Withholding), 5.000%, 2/1/15	1,174,549
500,000	Norfolk, VA, Bond Anticipation Notes Refunding G.O., Series A, Callable 10/28/13 @ 100, 3.000%, 1/1/14	501,590
1,000,000	Norfolk, VA, Economic Development Authority, Bon Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/29	1,035,400
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/25	1,093,320
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,107,100
1,000,000	Norfolk, VA, Water Utility Improvements Revenue, Callable 11/1/18 @ 100, 5.000%, 11/1/23	1,132,180

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$ 400,000	Northern Transportation District Commission, Virginia Railway Express Project, Refunding Revenue, Callable 10/28/13 @ 100, (AGM), 5.375%, 7/1/14	$404,456
1,000,000	Pittsylvania County, VA, Refunding G.O., Series B, 3.000%, 3/1/16	1,053,200
1,000,000	Pittsylvania County, VA, School Improvements G.O., Series B, 5.000%, 2/1/19	1,159,260
1,320,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.200%, 2/1/20	1,520,680
1,775,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.375%, 2/1/21	2,031,612
1,175,000	Poquoson, VA, Refunding G.O., (State Aid Withholding), 5.000%, 2/15/19	1,367,465
1,160,000	Poquoson, VA, Refunding G.O., (State Aid Withholding), 5.000%, 2/15/21	1,363,162
1,700,000	Portsmouth, VA, Public Improvements, Refunding G.O., Series A, Callable 2/1/23 @ 100 (State Aid Withholding), 5.000%, 2/1/27	1,917,158
1,330,000	Portsmouth, VA, Public Utilities, Refunding G.O., Series A, (State Aid Withholding), 4.000%, 7/15/19	1,486,448
1,325,000	Portsmouth, VA, Public Utilities, Refunding G.O., Series A, Callable 7/15/22 @ 100, (State Aid Withholding), 5.000%, 7/15/24	1,537,981
1,440,000	Portsmouth, VA, Refunding G.O., Series B, Callable 7/15/19 @ 100, 5.250%, 7/15/23	1,667,578
1,055,000	Portsmouth, VA, Refunding G.O., Series D, Callable 7/15/20 @ 100, 5.000%, 7/15/21	1,231,892
1,400,000	Prince William County, VA, County Facilities, Refunding Certificate of Participation, 3.500%, 10/1/18	1,513,722
1,585,000	Prince William County, VA, Public Improvement, Refunding G.O., Series A, 4.000%, 8/1/21	1,787,278
1,035,000	Richmond Metropolitan Authority, Expressway, Refunding Revenue, (NATL), 5.250%, 7/15/15	1,115,761
1,520,000	Richmond Metropolitan Authority, Expressway, Refunding Revenue, (NATL), 5.250%, 7/15/16	1,685,391
1,400,000	Riverside, VA, Regional Jail Authority, Refunding Revenue, 5.000%, 7/1/20	1,609,174
1,760,000	Riverside, VA, Regional Jail Authority, Refunding Revenue, 5.000%, 7/1/22	2,018,245
1,415,000	Roanoke, VA, Economic Development Authority, Carillion Health System, Remarketing, Refunding Revenue, Series C, (AGM), 5.000%, 7/1/17	1,590,913
1,100,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/15	1,163,580
885,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/20	973,686
1,090,000	Smyth County, VA, Public Improvement, Refunding G.O., Series A, Callable 11/1/21 @ 100 (State Aid Withholding), 4.000%, 11/1/23	1,155,640

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$ 1,530,000	Smyth County, VA, Public Improvement, Refunding G.O., Series A, Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/25	$1,697,168
1,000,000	Spotsylvania County, VA, Public Improvements, G.O., Callable 1/15/16 @ 100 (AGM), 5.000%, 1/15/17	1,093,260
1,420,000	Spotsylvania County, VA, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/28	1,543,895
1,515,000	Stafford County & Staunton Industrial Development Authority, Virginia Municipal League Association, Public Improvements Revenue, Series I, 4.000%, 2/1/16	1,620,686
800,000	Stafford County & Staunton Industrial Development Authority, Virginia Municipal League Association, Public Improvements Revenue, Series I, 4.000%, 2/1/17	869,384
535,000	Suffolk, VA, Pre-refunded, Refunding G.O., Callable 12/1/15 @ 100, 5.000%, 12/1/18	587,264
1,300,000	Suffolk, VA, Public Improvements, Refunding G.O., Series A, (NATL-RE), 5.000%, 2/1/16	1,434,290
2,425,000	Suffolk, VA, Public Improvements, Refunding G.O., Series A, (NATL-RE), 5.000%, 2/1/17	2,754,339
465,000	Suffolk, VA, Unrefunded, Refunding G.O., Callable 12/1/15 @ 100, 5.000%, 12/1/18	508,268
1,100,000	Virginia Biotechnology Research Partnership Authority, Constructions Laboratories Project, Refunding Revenue, 5.000%, 9/1/19	1,291,378
2,500,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A, 5.000%, 2/1/22	2,977,200
845,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A, Callable 2/1/18 @ 100, (State Intercept), 5.000%, 2/1/21	950,709
1,000,000	Virginia College Building Authority, Educational Refunding Revenue, Series A, (State Intercept), 5.000%, 9/1/19	1,172,760
1,805,000	Virginia College Building Authority, Public Higher Education Financing Program, Refunding Revenue, Series B, (State Intercept), 5.000%, 9/1/20	2,131,470
2,200,000	Virginia College Building Authority, Public Higher Education Financing Program, Revenue, Series A, Callable 9/1/17 @ 100, (State Intercept), OID, 4.500%, 9/1/26	2,326,016
1,505,000	Virginia College Building Authority, Public Higher Education Financing Program, University & College Improvements Revenue, Series A, Callable 9/1/21 @ 100, (State Intercept), 4.000%, 9/1/22	1,645,115
1,620,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Transit Improvements, Anticipation Revenue, 5.000%, 9/15/18	1,892,176

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$ 1,850,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Transit Improvements, Revenue, Series B, Callable 9/15/22 @ 100, 5.000%, 3/15/23	$ 2,183,000
1,285,000	Virginia Commonwealth, Refunding G.O., Series B, 4.000%, 6/1/23	1,440,742
1,000,000	Virginia Commonwealth, University & College Improvements G.O., Series A1, 4.000%, 6/1/20	1,132,450
1,075,000	Virginia Housing Development Authority, Refunding Revenue, Series A1, Callable 7/1/19 @ 100, (G.O. of Authority), 4.600%, 7/1/25	1,121,333
1,500,000	Virginia Housing Development Authority, State Single Family Housing Revenue, Series A, 3.900%, 3/1/19	1,601,955
1,500,000	Virginia Port Authority, Port, Airport & Marina Improvements Revenue, Callable 7/1/20 @ 100, 5.000%, 7/1/28	1,627,425
1,025,000	Virginia Public Building Authority, Public Facilities Building Revenue, Series A, Callable 8/1/17 @ 100, (NATL-RE), 5.000%, 8/1/18	1,160,628
2,000,000	Virginia Public Building Authority, Public Improvements Revenue, Series A, Callable 8/1/21 @ 100, 5.000%, 8/1/26	2,233,740
1,000,000	Virginia Public School Authority, School Financing 1997 Resolution, School Improvement Revenue, Series B, Callable 8/1/17 @100, (NATL-RE), 5.000%, 8/1/26	1,106,830
1,150,000	Virginia Resources Authority, State Revolving Fund, Refunding Revenue, 5.500%, 10/1/17	1,354,171
1,835,000	Virginia Small Business Financing Authority, Sentara Healthcare Refunding Revenue, 4.000%, 11/1/16	1,994,829
600,000	Virginia Small Business Financing Authority, Sentara Healthcare, Refunding Revenue, Callable 5/1/20 @ 100, OID, 4.000%, 11/1/20	645,132
1,255,000	Western Regional Jail Authority, Correctional Facilities Improvement Revenue, Callable 6/1/17 @ 100, (NATL-RE), 4.750%, 6/1/23	1,383,876
2,000,000	York County, VA, Economic Development Authority, Electric & Power, Refunding Revenue, Series A, 4.050%, 5/1/33(a)	2,035,500

		127,163,048

	Total Municipal Bonds (Cost $124,936,710)	129,187,066

Shares		Fair Value
MONEY MARKET FUND (2.6%)
3,437,170	Federated Virginia Municipal Money Market Portfolio, Institutional Shares	$ 3,437,170

	Total Money Market Fund (Cost $3,437,170)	3,437,170

Total Investments — 101.2% (Cost $128,373,880)		132,624,236
Net Other Assets (Liabilities) — (1.2)%		(1,617,726)

NET ASSETS — 100.0%		$131,006,510

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2013. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

BHAC — Berkshire Hathaway Insurance Corp.

CR — Custodial Receipts

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

See accompanying Notes to the Financial Statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS (95.2%)
	West Virginia (95.2%)
$ 1,460,000	Berkeley County, WV, Board of Education, Refunding Public School, G.O., 2.000%, 5/1/16	$1,500,836
975,000	Berkeley County, WV, Public Service Sewer District, Sewer Improvements Revenue, Series A, Callable 3/1/15 @ 100, 5.000%, 3/1/22	1,014,790
670,000	Braxton County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/18 @ 100, (AGM, West Virginia Board Commission), 5.000%, 5/1/23	753,033
1,450,000	Cabell County, WV, Board of Education, School Improvements G.O., (NATL-RE), 5.000%, 5/1/16	1,606,484
1,215,000	Fairmont State University, WV, University & College Improvements Refunding Revenue, Series B, 4.000%, 6/1/19	1,332,053
1,005,000	Fairmont State University, WV, University & College Improvements Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,128,414
1,495,000	Fairmont State University, WV, University & College Improvements Refunding Revenue, Series B, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,678,586
1,260,000	Fairmont, WV, Waterworks Refunding Revenue, Series D, (AGM), 3.000%, 7/1/18	1,325,659
1,100,000	Fairmont, WV, Waterworks Refunding Revenue, Series D, Callable 7/1/19 @100, (AGM), 4.000%, 7/1/24	1,130,415
2,250,000	Greenbrier County, WV, Board of Education, Public School Improvements G.O., (AGM), 5.000%, 5/1/18	2,597,108
535,000	Jefferson County, WV, Board of Education Public School, Refunding G.O., (West Virginia Board Commission), 4.000%, 5/1/18.	587,928
1,605,000	Jefferson County, WV, Board of Education Public School, Refunding G.O., (West Virginia Board Commission), 4.000%, 5/1/19	1,765,002
815,000	Jefferson County, WV, Board of Education Public School, Refunding G.O., (West Virginia Board Commission), 4.000%, 5/1/20	895,921
435,000	Logan County, WV, 1st Mortgage, Logan County, Health, Hospital, Nursing Home Improvements, Revenue, 8.000%, 12/1/16	489,236
1,700,000	Marshall University, WV, Refunding Revenue, 5.000%, 5/1/19	1,963,160
1,390,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/26	1,518,172
1,560,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/27	1,682,694
800,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., (West Virginia Board Commission), 4.000%, 5/1/19	880,640
1,545,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., (West Virginia Board Commission), 5.000%, 5/1/20	1,793,482

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$ 1,000,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/23	$1,144,170
815,000	Monongalia County, WV, Building Commission, Health System Obligated Group Refunding Revenue, Callable 7/1/21 @ 100, OID, 6.250%, 7/1/31	864,682
1,345,000	Monongalia County, WV, Building Commission, Health, Hospital, Nursing Home Improvement Revenue, Series A, Callable 7/1/15 @ 100, 5.250%, 7/1/20	1,388,551
745,000	Ohio County, WV, County Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Series A, 5.350%, 6/1/17	742,586
1,190,000	Parkersburg, WV, Combined Waterworks & Sewer Systems, Refunding Revenue, Series C, (NATL), 5.000%, 9/1/14	1,232,697
1,330,000	Parkersburg, WV, Combined Waterworks & Sewer Systems, Refunding Revenue, Series C, (NATL), 5.000%, 9/1/15	1,418,684
420,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., 3.000%, 5/1/17	444,898
960,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., 4.000%, 5/1/21	1,050,874
795,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/22	856,803
1,210,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/23	1,288,456
1,165,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/24	1,219,860
1,000,000	Preston County, WV, Board of Education, Public School Improvements G.O., (West Virginia Board Commission), 3.000%, 5/1/19	1,048,320
1,645,000	Preston County, WV, Board of Education, Public School Improvements G.O., (West Virginia Board Commission), 4.000%, 5/1/21	1,827,019
1,285,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, Series A, 5.000%, 5/1/22	1,375,335
1,365,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, Series A, Callable 5/1/22 @ 100, 5.000%, 5/1/27	1,365,259
2,105,000	Putnam County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 5/1/19	2,358,463
1,000,000	Putnam County, WV, Board of Education, Public School Improvements, G.O., Callable 5/1/20 @ 100, (West Virginia Board Commission), 4.000%, 5/1/22	1,087,210
1,400,000	Shepherd University Board of Governors, Residence Facilities Projects, University & College Improvements, Revenue, Callable 6/1/15 @ 100, (NATL-RE), 5.000%, 6/1/25	1,490,734

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$3,000,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/25	$3,279,900
4,685,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	5,097,655
750,000	West Virginia Economic Development Authority, Department of Environmental Protection Lease, Refunding Revenue, Series B, 4.000%, 11/1/21	810,833
1,000,000	West Virginia Economic Development Authority, Ohio Power Co. Amos Project, Resource Recovery Improvements Revenue, Series A, 3.125%, 3/1/43(a)	1,025,190
1,710,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, 3.000%, 12/15/18	1,804,854
2,390,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, Callable 12/15/18 @ 100, 3.000%, 12/15/19	2,477,713
670,000	West Virginia Higher Education Policy Commission, Community & Technology Capital Improvements Revenue, Series A, 5.000%, 7/1/17	758,541
1,600,000	West Virginia Higher Education Policy Commission, Higher Education Facilities, Refunding Revenue, Series A, 5.000%, 4/1/20	1,859,552
250,000	West Virginia Higher Education Policy Commission, Higher Educational Facilities, Refunding Revenue, Series B, Callable 4/1/14 @ 100, (NATL), 5.000%, 4/1/16	255,207
640,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc., Health, Hospital, Nursing Home Improvements Revenue, Series A, Callable 9/1/16 @ 100, OID, 6.500%, 9/1/16	711,302
845,000	West Virginia Hospital Finance Authority, Health System Obligation, Health, Hospital, Nursing Home Improvements, Revenue, Callable 1/1/15 @ 100, OID, 5.000%, 1/1/24	884,901
1,575,000	West Virginia Hospital Finance Authority, United Health System Obligation, Refunding Revenue, Series E, Callable 12/1/18 @ 100, OID, 5.375%, 6/1/28	1,614,470
1,555,000	West Virginia Housing Development Fund, Refunding Revenue, Series A, 2.750%, 11/1/20	1,583,581
2,325,000	West Virginia School Building Authority, Capital Improvements, Refunding Revenue, Series A, (NATL), 5.000%, 7/1/16	2,590,352
1,855,000	West Virginia School Building Authority, Capital Improvements, Refunding Revenue, Series A, Callable 7/1/17 @ 100, (NATL), 5.000%, 7/1/18	2,080,958

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	West Virginia — (continued)
$1,650,000	West Virginia School Building Authority, Capital Improvements, Refunding Revenue, Series A, Callable 7/1/17 @ 100, (NATL), 5.000%, 7/1/19	$1,859,748
2,500,000	West Virginia School Building Authority, Capital Improvements, Refunding Revenue, Series A, Callable 7/1/17 @ 100, (NATL), 5.000%, 7/1/20	2,813,900
100,000	West Virginia School Building Authority, School Improvements Revenue, 5.000%, 7/1/16	111,355
1,300,000	West Virginia School Building Authority, School Improvements Revenue, 5.000%, 7/1/18	1,502,176
1,000,000	West Virginia School Building Authority, School Improvements Revenue, Callable 7/1/18 @ 100, OID, 5.000%, 7/1/27	1,085,050
1,840,000	West Virginia School Building Authority, School Improvements Revenue, Callable 7/1/18 @100, 5.250%, 7/1/21	2,108,272
1,890,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A, (AMBAC), 5.375%, 7/1/21	2,045,339
1,020,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL, G.O. of Authority), 5.250%, 5/15/17	1,166,513
2,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL, G.O. of Authority), 5.250%, 5/15/19	2,348,560
1,380,000	West Virginia University, University Project, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/35	1,439,961
1,500,000	West Virginia University, University Projects, University & College Improvement Revenue, Series B, 5.000%, 10/1/20	1,758,435
1,035,000	West Virginia University, University Projects, University & College Improvements Revenue, Series A, (NATL-RE), 5.250%, 4/1/28	1,194,876
500,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, 5.000%, 10/1/19	583,295
3,665,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, Callable 10/1/21 @ 100, 5.000%, 10/1/36	3,796,977
1,110,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series B, Callable 11/1/13 @ 101, (AMBAC), 5.250%, 11/1/23	1,125,707
2,090,000	West Virginia, State Road, Refunding G.O., (NATL), 5.000%, 6/1/15	2,250,763

	Total Municipal Bonds (Cost $99,721,011)	101,874,150

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2013

Shares		Fair Value
MONEY MARKET FUND (3.4%)
3,577,683	Federated Tax-Free Obligations Fund, Institutional Shares	$ 3,577,683

	Total Money Market Fund (Cost $3,577,683)	3,577,683

Total Investments — 98.6% (Cost $103,298,694)		105,451,833
Net Other Assets (Liabilities) — 1.4%		1,513,344

NET ASSETS — 100.0%		$106,965,177

(a)	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2013. The maturity date reflected is the final maturity date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Conservative Fund
Schedule of Portfolio Investments
September 30, 2013

Shares		Fair Value
EQUITY FUNDS (40.5%)
207,334	Sterling Capital Equity Income Fund, Institutional Shares(a)	$ 3,769,324
174,641	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	3,835,116

	Total Equity Funds (Cost $6,749,518)	7,604,440

FIXED INCOME FUND (57.7%)
1,030,767	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	10,853,980

	Total Fixed Income Funds (Cost $10,631,199)	10,853,980

MONEY MARKET FUND (1.7%)
316,108	Federated Treasury Obligations Fund, Institutional Shares	316,108

	Total Money Market Fund (Cost $316,108)	316,108

Total Investments — 99.9% (Cost $17,696,825)		18,774,528
Net Other Assets (Liabilities) — 0.1%		21,032

NET ASSETS — 100.0%		$18,795,560

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund
Schedule of Portfolio Investments
September 30, 2013

Shares		Fair Value
EQUITY FUNDS (60.4%)
573,512	Sterling Capital Equity Income Fund, Institutional Shares(a)	$10,426,456
483,055	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	10,607,895

	Total Equity Funds (Cost $18,802,681)	21,034,351

FIXED INCOME FUND (37.7%)
1,245,350	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	13,113,537

	Total Fixed Income Funds (Cost $12,873,018)	13,113,537

MONEY MARKET FUND (2.0%)
683,769	Federated Treasury Obligations Fund, Institutional Shares	683,769

	Total Money Market Fund (Cost $683,769)	683,769

Total Investments — 100.1% (Cost $32,359,468)		34,831,657
Net Other Assets (Liabilities) — (0.1)%		(39,650)

NET ASSETS — 100.0%		$34,792,007

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Growth Fund
Schedule of Portfolio Investments
September 30, 2013

Shares		Fair Value
EQUITY FUNDS (75.5%)
541,014	Sterling Capital Equity Income Fund, Institutional Shares(a)	$9,835,643
455,702	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	10,007,224

	Total Equity Funds (Cost $17,726,356)	19,842,867

FIXED INCOME FUND (22.8%)
568,819	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	5,989,668

	Total Fixed Income Funds (Cost $5,970,641)	5,989,668

MONEY MARKET FUND (1.7%)
453,268	Federated Treasury Obligations Fund, Institutional Shares	453,268

	Total Money Market Fund (Cost $453,268)	453,268

Total Investments — 100.0% (Cost $24,150,265)		26,285,803
Net Other Assets (Liabilities) — (0.0)%		(7,893)

NET ASSETS — 100.0%		$26,277,910

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.

See accompanying Notes to the Financial Statements.

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2013

	Sterling Capital Large Cap Value Diversified Fund	Sterling Capital Mid Value Fund
Assets:
Investments at fair value (a)	$224,594,940	$590,024,143
Interest and dividends receivable	328,284	1,047,115
Receivable for investments sold	—	5,075,570
Receivable for capital shares issued	327,214	3,281,992
Deferred offering costs	—	—
Prepaid expenses	17,488	19,771

Total Assets	225,267,926	599,448,591

Liabilities:
Call options written
(premiums received $ — , $ — , $ — , $719,815, $ — , $ — and $ — , respectively)	—	—
Distributions payable	—	—
Payable for investments purchased	—	10,383,351
Payable for capital shares redeemed	24,385	586,584
Accrued expenses and other payables:
Investment advisory fees	111,251	314,358
Administration fees	17,721	42,909
Audit fees	11,815	22,622
Compliance service fees	197	431
Distribution (12b-1) fees	7,120	9,951
Printing fees	12,493	14,060
Transfer agent fees	10,805	29,596
Other fees	8,239	15,665

Total Liabilities	204,026	11,419,527

Net Assets	$225,063,900	$588,029,064

Net Assets Consist of:
Capital	$274,985,306	$443,979,318
Undistributed (distributions in excess of) net investment income	148,938	1,533,564
Accumulated realized gain (loss)	(65,370,280)	20,615,299
Net unrealized appreciation (depreciation)	15,299,936	121,900,883

Net Assets	$225,063,900	$588,029,064

Net Assets
Class A Shares	$28,682,454	$36,094,258
Class B Shares	1,261,414	2,001,633
Class C Shares	198,817	1,309,062
Institutional Shares	194,921,215	548,623,941
Class R Shares	—	170

Total	$225,063,900	$588,029,064

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	2,026,125	1,921,628
Class B Shares	90,674	112,675
Class C Shares	14,394	73,894
Institutional Shares	13,697,780	29,014,769
Class R Shares	—	9

Total	15,828,973	31,122,975

Net Asset Value
Class A Shares - redemption price per share	$14.16	$18.78

Class B Shares - offering price per share*	$13.91	$17.76

Class C Shares - offering price per share*	$13.81	$17.72

Institutional Shares	$14.23	$18.91

Class R Shares	$—	$18.47	**

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$15.02	$19.93

(a) Investments at cost	$209,295,004	$468,123,260

*	Redemption price per share varies by length of time shares are held.
**

The Sterling Capital Mid Value Fund and Sterling Capital Small Cap Value Diversified Fund net asset value for Class R Shares is calculated using unrounded net assets of $170.03 and $160.34 divided by the unrounded shares of 9.207 and 10.541, respectively.

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Diversified Fund		Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Ultra Short Bond Fund	Sterling Capital Short-Term Bond Fund

$112,028,312		$827,451,705	$1,936,814,424	$56,053,128	$76,490,011
194,661		760,037	2,535,518	604,695	590,732
479,524		—	—	—	—
285,419		1,781,800	9,282,858	28,287	240,438
—		—	—	2,001	—
14,926		24,085	40,272	4,070	4,658

113,002,842		830,017,627	1,948,673,072	56,692,181	77,325,839

—		1,166,900	—	—	—
—		—	2,588	8,475	125,796
477,396		1,828,789	19,362,596	2,451,721	394,066
974,249		617,006	6,832,643	52,910	282,763

67,880		504,567	1,099,165	8,689	15,749
8,650		64,779	150,078	4,152	6,022
4,897		38,113	79,973	2,230	3,545
96		710	1,627	44	63
2,297		140,843	379,952	2,637	3,263
3,029		23,774	49,173	1,377	2,224
6,297		62,784	198,575	2,103	3,566
5,356		25,002	52,936	6,142	6,417

1,550,147		4,473,267	28,209,306	2,540,480	843,474

$111,452,695		$825,544,360	$1,920,463,766	$54,151,701	$76,482,365

$95,570,423		$568,940,699	$1,566,208,991	$54,251,752	$84,369,185
138,201		1,176,686	1,175,992	10,474	(16,260)
9,622,194		80,049,793	73,610,966	(14,612)	(7,531,055)
6,121,877		175,377,182	279,467,817	(95,913)	(339,505)

$111,452,695		$825,544,360	$1,920,463,766	$54,151,701	$76,482,365

$8,813,394		$269,300,024	$690,106,475	$13,526,405	$13,811,687
424,614		8,920,959	10,335,471	—	—
215,802		94,718,301	280,841,480	—	555,806
101,998,725		452,155,369	936,399,632	40,625,296	62,114,872
160		449,707	2,780,708	—	—

$111,452,695		$825,544,360	$1,920,463,766	$54,151,701	$76,482,365

578,056		12,594,449	38,046,702	1,355,687	1,495,116
28,521		456,673	571,064	—	—
14,505		4,845,389	15,591,552	—	60,170
6,650,335		20,593,218	51,516,936	4,071,515	6,724,319
11		20,708	154,111	—	—

7,271,428		38,510,437	105,880,365	5,427,202	8,279,605

$15.25		$21.38	$18.14	$9.98	$9.24

$14.89		$19.53	$18.10	$—	$—

$14.88		$19.55	$18.01	$—	$9.24

$15.34		$21.96	$18.18	$9.98	$9.24

$15.21	**	$21.72	$18.04	$—	$—

5.75%		5.75%	5.75%	0.50%	2.00%

$16.18		$22.68	$19.25	$10.03	$9.43

$105,906,435		$651,627,438	$1,657,346,607	$56,149,041	$76,829,516

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2013

	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund
Assets:
Investments at fair value (a)	$58,311,369	$499,818,251
Cash	—	4,282
Interest and dividends receivable	291,358	4,043,908
Receivable for investments sold	—	3,609,897
Receivable for capital shares issued	73,315	933,396
Prepaid expenses	4,451	10,617

Total Assets	58,680,493	508,420,351

Liabilities:
Distributions payable	93,620	776,078
Payable for investments purchased	—	20,002,275
Payable for capital shares redeemed	72,493	627,599
Accrued expenses and other payables:
Investment advisory fees	21,384	137,466
Administration fees	4,753	38,646
Compliance service fees	57	448
Distribution (12b-1) fees	3,450	14,945
Other fees	14,055	97,468

Total Liabilities	209,812	21,694,925

Net Assets	$58,470,681	$486,725,426

Net Assets Consist of:
Capital	$64,555,674	$491,729,764
Undistributed (distributions in excess of) net investment income	655,299	765,767
Accumulated realized gain (loss)	(7,783,663)	(6,066,357)
Net unrealized appreciation (depreciation)	1,043,371	296,252

Net Assets	$58,470,681	$486,725,426

Net Assets
Class A Shares	$10,171,813	$42,773,733
Class B Shares	532,558	1,942,734
Class C Shares	1,080,167	5,362,137
Institutional Shares	46,686,143	436,641,422
Class R Shares	—	5,400

Total	$58,470,681	$486,725,426

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	988,928	4,064,420
Class B Shares	51,949	184,413
Class C Shares	105,167	508,764
Institutional Shares	4,533,584	41,467,934
Class R Shares	—	515

Total	5,679,628	46,226,046

Net Asset Value
Class A Shares - redemption price per share	$10.29	$10.52

Class B Shares - offering price per share*	$10.25	$10.53

Class C Shares - offering price per share*	$10.27	$10.54

Institutional Shares	$10.30	$10.53

Class R Shares	$—	$10.48 ***

Maximum Sales Charge - Class A Shares	2.00%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$10.50	$11.16

(a) Investments at cost	$57,267,998	$499,521,999

*	Redemption price per share varies by length of time shares are held.
**	The Sterling Capital Securitized Opportunities Fund net asset value for Class C Shares is calculated using unrounded net assets of $2,652.98 divided by the unrounded shares of 269.603.
***	The Sterling Capital Total Return Bond Fund net asset value for Class R Shares is calculated using unrounded net assets of $5,400.54 divided by the unrounded shares of 515.167.

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund

$85,209,266	$65,739,893	$17,620,954	$43,561,523	$213,040,153
—	—	—	—	—
1,125,413	221,331	193,698	461,133	3,054,171
1,560,083	361,726	—	—	4,725,817
246,665	67,748	3,379	3,966	138,513
5,806	5,863	1,436	1,485	2,859

88,147,233	66,396,561	17,819,467	44,028,107	220,961,513

60,031	27,899	28,094	43,979	318,766
2,083,850	7,721,408	—	—	1,158,160
168,602	67,546	1,351	136,525	95,835

24,904	16,403	6,753	16,165	80,849
6,801	4,480	1,435	3,434	17,172
80	51	18	39	198
45	10	1,413	2,662	15,449
18,728	15,057	5,403	9,656	44,551

2,363,041	7,852,854	44,467	212,460	1,730,980

$85,784,192	$58,543,707	$17,775,000	$43,815,647	$219,230,533

$85,698,191	$60,214,285	$16,757,777	$42,986,885	$212,674,743
(60,031)	6,197	2,458	3,648	79,793
358,021	(1,523,014)	(12,158)	(109,934)	(670,376)
(211,989)	(153,761)	1,026,923	935,048	7,146,373

$85,784,192	$58,543,707	$17,775,000	$43,815,647	$219,230,533

$160,296	$37,656	$5,848,982	$8,036,211	$55,415,628
—	—	—	—	—
14,928	2,653	67,086	1,205,593	4,776,206
85,608,968	58,503,398	11,858,932	34,573,843	159,038,699
—	—	—	—	—

$85,784,192	$58,543,707	$17,775,000	$43,815,647	$219,230,533

15,787	3,824	548,291	733,478	5,157,727
—	—	—	—	—
1,471	270	6,287	110,010	444,885
8,433,304	5,939,973	1,113,273	3,150,788	14,803,300
—	—	—	—	—

8,450,562	5,944,067	1,667,851	3,994,276	20,405,912

$10.15	$9.85	$10.67	$10.96	$10.74

$—	$—	$—	$—	$—

$10.15	$9.84 **	$10.67	$10.96	$10.74

$10.15	$9.85	$10.65	$10.97	$10.74

$—	$—	$—	$—	$—

2.00%	2.00%	2.00%	2.00%	2.00%

$10.36	$10.05	$10.89	$11.18	$10.96

$85,421,255	$65,893,654	$16,594,031	$42,626,475	$205,893,780

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2013

	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund
Assets:
Investments at fair value - unaffiliated (a)	$71,166,097	$132,624,236
Investments at fair value - affiliated (b)	—	—
Interest and dividends receivable - unaffiliated	927,870	1,321,950
Dividends receivable - affiliated	—	—
Receivable for capital shares issued	11,393	127,052
Prepaid expenses	2,241	3,410

Total Assets	72,107,601	134,076,648

Liabilities:
Distributions payable	81,724	159,582
Payable for investments purchased	—	2,184,114
Payable for capital shares redeemed	164,596	628,418
Accrued expenses and other payables:
Investment advisory fees	26,986	48,889
Administration fees	5,732	10,385
Compliance service fees	68	118
Distribution (12b-1) fees	5,251	11,802
Other fees	16,207	26,830

Total Liabilities	300,564	3,070,138

Net Assets	$71,807,037	$131,006,510

Net Assets Consist of:
Capital	$70,640,834	$127,256,613
Undistributed (distributions in excess of) net investment income	7,081	62,563
Accumulated realized loss	(205,203)	(563,022)
Net unrealized appreciation (depreciation)	1,364,325	4,250,356

Net Assets	$71,807,037	$131,006,510

Net Assets
Class A Shares	$21,568,613	$46,616,391
Class B Shares	—	—
Class C Shares	898,548	2,686,782
Institutional Shares	49,339,876	81,703,337

Total	$71,807,037	$131,006,510

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,987,380	3,953,153
Class B Shares	—	—
Class C Shares	82,812	227,917
Institutional Shares	4,576,895	6,930,522

Total	6,647,087	11,111,592

Net Asset Value
Class A Shares - redemption price per share	$10.85	$11.79

Class B Shares - offering price per share*	$—	$—

Class C Shares - offering price per share*	$10.85	$11.79

Institutional Shares	$10.78	$11.79

Maximum Sales Charge - Class A Shares	2.00%	2.00%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.07	$12.03

Investments at cost:
(a) Investments at cost - unaffiliated	$69,801,772	$128,373,880
(b) Investments at cost - affiliated	$—	$—

*	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Strategic Allocation Conservative Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$105,451,833	$316,108	$683,769	$453,268
—	18,458,420	34,147,888	25,832,535
1,516,281	3	6	4
—	41,179	49,752	22,725
316,659	1,101	433	777
2,984	3,134	4,478	3,787

107,287,757	18,819,945	34,886,326	26,313,096

139,870	7,817	1,583	560
—	—	—	—
104,817	8,790	76,796	22,312

39,197	—	—	—
8,325	—	—	—
94	16	30	23
8,229	4,008	9,507	7,390
22,048	3,754	6,403	4,901

322,580	24,385	94,319	35,186

$106,965,177	$18,795,560	$34,792,007	$26,277,910

$104,840,860	$24,840,553	$41,929,368	$35,625,699
(21,791)	9,685	17,821	8,231
(7,031)	(7,132,381)	(9,627,371)	(11,491,558)
2,153,139	1,077,703	2,472,189	2,135,538

$106,965,177	$18,795,560	$34,792,007	$26,277,910

$37,265,647	$14,381,467	$30,637,642	$21,832,642
—	1,020,113	3,263,843	2,986,372
763,683	241,446	569,647	452,107
68,935,847	3,152,534	320,875	1,006,789

$106,965,177	$18,795,560	$34,792,007	$26,277,910

3,762,392	1,445,569	3,136,517	2,335,488
—	102,232	341,036	327,463
77,096	24,382	59,353	49,752
6,952,084	313,576	32,629	107,449

10,791,572	1,885,759	3,569,535	2,820,152

$9.90	$9.95	$9.77	$9.35

$—	$9.98	$9.57	$9.12

$9.91	$9.90	$9.60	$9.09

$9.92	$10.05	$9.83	$9.37

2.00%	5.75%	5.75%	5.75%

$10.10	$10.56	$10.37	$9.92

$103,298,694	$316,108	$683,769	$453,268
$—	$17,380,717	$31,675,699	$23,696,997

Sterling Capital Funds
Statements of Operations
For the Year or Period Ended September 30, 2013

	Sterling Capital Large Cap Value Diversified Fund	Sterling Capital Mid Value Fund
Investment Income:
Interest income	$—	$—
Dividend income	4,626,754	8,392,891
Foreign tax withholding	(19,261)	(16,161)

Total investment income	4,607,493	8,376,730

Expenses:
Investment advisory fees (See Note 5)	1,562,538	2,995,416
Administration fees (See Note 5)	220,018	420,783
Distribution fees - Class A Shares	70,583	66,687
Distribution fees - Class B Shares	14,388	20,013
Distribution fees - Class C Shares	1,792	7,465
Distribution fees - Class R Shares	—	10
Compliance service fees (See Note 5)	2,511	4,725
Trustee fees	21,650	39,383
Accounting out-of-pocket fees	7,992	10,867
Audit fees	24,815	46,165
Custodian fees	11,477	21,864
Fund accounting fees (See Note 5)	16,734	32,091
Legal fees	50,301	47,429
Offering costs	—	—
Printing fees	31,967	46,226
Transfer agent fees (See Note 5)	94,918	211,595
Other fees	49,926	75,356

Total expenses before waivers	2,181,610	4,046,075
Less expenses waived by the Investment Advisor (See Note 5)	(223,220)	—

Net expenses	1,958,390	4,046,075

Net investment income	2,649,103	4,330,655

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	52,816,685	44,311,848
Litigation proceeds	331,817	380,029
Written options	—	—
Change in unrealized appreciation/depreciation on:
Investments	(30,764,619)	71,663,696
Written options	—	—

Total realized and unrealized gain (loss)	22,383,883	116,355,573

Change in net assets from operations	$25,032,986	$120,686,228

*	Commencement of operations was November 30, 2012.

See accompanying Notes to the Financial Statements.

Sterling Capital Small Cap Value Diversified Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Ultra Short Bond Fund*	Sterling Capital Short-Term Bond Fund

$—	$—	$—	$397,769	$1,657,918
1,526,865	11,195,654	44,195,695	585	90,998
(6,976)	(236,797)	(622,219)	—	—

1,519,889	10,958,857	43,573,476	398,354	1,748,916

708,097	5,510,424	10,580,257	70,277	201,807
91,076	708,500	1,486,012	34,455	66,193
18,818	525,303	1,213,146	18,554	30,514
4,365	107,837	117,649	—	—
1,630	870,173	2,369,125	—	3,372
—	2,023	10,138	—	—
1,032	8,043	16,930	399	748
8,572	67,649	136,697	3,230	6,241
7,292	15,491	31,221	19,066	25,765
9,975	78,118	166,155	4,167	7,158
4,867	36,813	77,864	1,948	3,561
6,945	54,011	113,357	2,635	5,045
10,374	81,381	164,875	3,309	7,582
—	—	—	6,670	—
17,101	78,553	163,996	3,998	7,746
48,992	404,514	1,277,090	14,471	28,721
44,614	94,088	173,441	4,882	13,977

983,750	8,642,921	18,097,953	188,061	408,430
—	—	—	—	(23,642)

983,750	8,642,921	18,097,953	188,061	384,788

536,139	2,315,936	25,475,523	210,293	1,364,128

17,520,757	83,623,703	66,173,195	(3,406)	344,743
46,033	189	3,347	—	—
—	121,014	498,868	—	—

4,942,679	55,615,077	114,577,007	(95,913)	(1,151,061)
—	139,446	766,221	—	—

22,509,469	139,499,429	182,018,638	(99,319)	(806,318)

$23,045,608	$141,815,365	$207,494,161	$110,974	$557,810

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2013

	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund
Investment Income:
Interest income	$1,870,349	$18,456,630
Dividend income	133	740,702

Total investment income	1,870,482	19,197,332

Expenses:
Investment advisory fees (See Note 5)	343,301	2,026,494
Administration fees (See Note 5)	75,524	540,093
Distribution fees - Class A Shares	30,051	123,287
Distribution fees - Class B Shares	7,361	25,893
Distribution fees - Class C Shares	10,930	64,025
Distribution fees - Class R Shares	—	28
Compliance service fees (See Note 5)	831	6,173
Trustee fees	7,955	54,294
Accounting out-of-pocket fees	7,521	58,573
Audit fees	7,575	62,261
Custodian fees	3,758	28,024
Fund accounting fees (See Note 5)	5,737	41,076
Interest expense (See Note 7)	—	—
Legal fees	9,562	65,810
Printing fees	8,441	63,392
Transfer agent fees (See Note 5)	34,199	233,032
Other fees	18,937	60,314

Total expenses before waivers	571,683	3,452,769
Less expenses waived by the Investment Advisor (See Note 5)	—	(106,566)

Net expenses	571,683	3,346,203

Net investment income	1,298,799	15,851,129

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from investments	1,460,094	(100,158)
Change in unrealized appreciation/depreciation on investments	(4,584,101)	(23,167,353)

Total realized and unrealized loss	(3,124,007)	(23,267,511)

Change in net assets from operations	$(1,825,208)	$(7,416,382)

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund

$3,647,196	$2,075,395	$790,495	$1,247,666	$7,889,581
306,603	228	121	562	487

3,953,799	2,075,623	790,616	1,248,228	7,890,068

358,019	270,549	112,116	212,250	1,124,936
80,036	56,864	24,605	46,558	246,613
169	40	26,171	23,097	158,701
—	—	—	—	—
34	17	2,537	15,599	51,642
—	—	—	—	—
1,109	859	283	530	2,818
9,566	7,516	2,539	4,635	24,824
21,656	28,101	9,750	12,656	28,773
11,145	9,179	2,809	5,230	27,952
5,103	3,814	1,382	2,511	12,739
7,324	5,472	1,868	3,537	18,749
—	19	—	—	—
10,784	8,398	2,818	5,107	27,500
11,822	10,125	3,451	5,920	29,027
41,898	34,703	11,058	22,108	113,134
16,049	15,494	4,268	9,782	20,628

574,714	451,150	205,655	369,520	1,888,036
(81,220)	(76,067)	—	—	—

493,494	375,083	205,655	369,520	1,888,036

3,460,305	1,700,540	584,961	878,708	6,002,032

441,685	(563,438)	(9,823)	(118,683)	(692,531)
(4,499,342)	(1,687,559)	(1,034,032)	(1,946,782)	(11,475,550)

(4,057,657)	(2,250,997)	(1,043,855)	(2,065,465)	(12,168,081)

$(597,352)	$(550,457)	$(458,894)	$(1,186,757)	$(6,166,049)

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2013

	Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund
Investment Income:
Interest income	$2,282,210	$4,226,235
Dividend income - unaffiliated	579	405
Dividend income - affiliated	—	—

Total investment income	2,282,789	4,226,640

Expenses:
Investment advisory fees (See Note 5)	359,948	654,996
Administration fees (See Note 5)	78,887	143,512
Distribution fees - Class A Shares	60,425	127,291
Distribution fees - Class B Shares	—	—
Distribution fees - Class C Shares	8,480	31,334
Compliance service fees (See Note 5)	904	1,638
Trustee fees	7,799	14,372
Audit fees	8,917	16,261
Custodian fees	4,199	7,499
Fund accounting fees (See Note 5)	5,999	10,917
Interest expense (See Note 7)	87	16
Insurance	2,221	4,319
Legal fees	8,660	15,916
Printing fees	9,581	17,273
Registration fees	4,363	5,422
Transfer agent fees (See Note 5)	37,137	63,242
Other fees	21,643	27,688

Total expenses before waivers	619,250	1,141,696
Less expenses waived by the Investment Advisor (See Note 5)	—	—

Net expenses	619,250	1,141,696

Net investment income	1,663,539	3,084,944

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment transactions - unaffiliated	(218,607)	(420,926)
Investment transactions - affiliated	—	—
Distributions from unaffiliated funds	—	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on investments	(3,084,794)	(6,393,589)

Total realized and unrealized gain (loss)	(3,303,401)	(6,814,515)

Change in net assets from operations	$(1,639,862)	$(3,729,571)

See accompanying Notes to the Financial Statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Strategic Allocation Conservative Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$3,674,839	$—	$—	$—
470	49,211	126,070	99,316
—	468,389	628,808	345,582

3,675,309	517,600	754,878	444,898

539,658	47,605	85,479	62,746
118,273	—	—	—
101,966	35,859	72,849	50,457
—	12,027	42,732	37,094
8,333	2,363	4,664	3,555
1,356	216	379	279
12,002	1,964	3,143	2,274
13,574	2,127	3,773	2,754
6,195	1,096	1,808	1,362
8,994	1,428	2,564	1,882
—	—	—	—
3,742	564	1,042	739
13,181	2,047	3,664	2,661
14,186	3,870	6,324	5,142
11,446	7,815	10,159	9,935
51,242	9,842	15,661	11,834
22,920	4,879	5,631	5,148

927,068	133,702	259,872	197,862
—	(28,134)	(50,665)	(37,961)

927,068	105,568	209,207	159,901

2,748,241	412,032	545,671	284,997

(73,273)	1,167,936	2,994,594	2,607,929
—	883,218	2,238,897	1,955,765
—	11,268	16,746	8,766
—	101,060	147,743	86,805
(5,529,269)	(1,608,299)	(3,072,799)	(2,182,982)

(5,602,542)	555,183	2,325,181	2,476,283

$(2,854,301)	$967,215	$2,870,852	$2,761,280

Sterling Capital Funds
Statements of Changes in Net Assets

	Sterling Capital Large Cap Value Diversified Fund
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
From Investment Activities:
Operations:
Net investment income	$2,649,103	$2,457,825
Net realized gain	53,148,502	3,798,125
Change in unrealized appreciation/depreciation	(30,764,619)	48,298,392

Change in net assets from operations	25,032,986	54,554,342

Distributions to Class A Shareholders From:
Net investment income	(273,192)	(258,767)
Net realized gains	—	—
Distributions to Class B Shareholders From:
Net investment income	(3,413)	(3,948)
Net realized gains	—	—
Distributions to Class C Shareholders From:
Net investment income	(468)	(542)
Net realized gains	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(2,350,357)	(2,127,270)
Net realized gains	—	—
Distributions to Class R Shareholders From:
Net investment income	—	—
Net realized gains	—	—

Change in net assets from shareholder distributions	(2,627,430)	(2,390,527)

Capital Transactions:
Change in net assets from capital transactions	(17,015,985)	(16,021,699)

Change in net assets	5,389,571	36,142,116
Net Assets:
Beginning of year	219,674,329	183,532,213

End of year	$225,063,900	$219,674,329

Undistributed net investment income	$148,938	$127,265

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Small Cap Value Diversified Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$4,330,655	$3,535,707	$536,139	$356,521	$2,315,936	$212,150
44,691,877	22,174,757	17,566,790	2,143,060	83,744,906	31,486,869
71,663,696	57,049,107	4,942,679	12,911,771	55,754,523	108,303,489

120,686,228	82,759,571	23,045,608	15,411,352	141,815,365	140,002,508

(161,440)	(165,158)	(14,357)	—	(54,587)	—
—	—	(79,193)	(547,335)	(8,583,850)	(3,787,895)

(3,710)	(5,215)	—	—	—	—
—	—	(5,235)	(45,967)	(643,747)	(326,596)

(1,160)	(1,375)	—	—	—	—
—	—	(1,544)	(8,215)	(4,427,390)	(1,523,626)

(2,997,558)	(3,319,999)	(375,644)	—	(1,115,681)	—
—	—	(872,669)	(5,945,250)	(18,269,580)	(6,499,368)

(1)	(1)	(1)	—	—	—
—	—	(1)	(9)	(17,945)	(5,704)

(3,163,869)	(3,491,748)	(1,348,644)	(6,546,776)	(33,112,780)	(12,143,189)

105,419,733	(34,231,132)	10,785,032	(1,660,022)	60,853,963	(88,356,869)

222,942,092	45,036,691	32,481,996	7,204,554	169,556,548	39,502,450

365,086,972	320,050,281	78,970,699	71,766,145	655,987,812	616,485,362

$588,029,064	$365,086,972	$111,452,695	$78,970,699	$825,544,360	$655,987,812

$1,533,564	$406,587	$138,201	$—	$1,176,686	$219,343

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
From Investment Activities:
Operations:
Net investment income	$25,475,523	$15,936,707
Net realized gain (loss)	66,675,410	43,658,501
Change in unrealized appreciation/depreciation	115,343,228	120,629,987

Change in net assets from operations	207,494,161	180,225,195

Distributions to Class A Shareholders From:
Net investment income	(7,241,498)	(3,853,569)
Net realized gains	(3,938,641)	—
Distributions to Class B Shareholders From:
Net investment income	(78,258)	(60,891)
Net realized gains	(121,503)	—
Distributions to Class C Shareholders From:
Net investment income	(1,774,142)	(862,533)
Net realized gains	(2,047,025)	—
Distributions to Institutional Class Shareholders From:
Net investment income	(13,466,586)	(7,828,151)
Net realized gains	(6,452,928)	—
Distributions to Class R Shareholders From:
Net investment income	(25,171)	(9,825)
Net realized gains	(12,837)	—

Change in net assets from shareholder distributions	(35,158,589)	(12,614,969)

Capital Transactions:
Change in net assets from capital transactions	532,656,895	323,453,318

Change in net assets	704,992,467	491,063,544
Net Assets:
Beginning of period	1,215,471,299	724,407,755

End of period	$1,920,463,766	$1,215,471,299

Undistributed (distributions in excess of) net investment income	$1,175,992	$1,132,934

*	Commencement of operations.

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund	Sterling Capital Short-Term Bond Fund		Sterling Capital Intermediate U.S. Government Fund
For the Period November 30, 2012* to September 30, 2013	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$210,293	$1,364,128	$1,262,285	$1,298,799	$3,033,372
(3,406)	344,743	229,158	1,460,094	6,285,092
(95,913)	(1,151,061)	1,186,455	(4,584,101)	(4,256,203)

110,974	557,810	2,677,898	(1,825,208)	5,062,261

(31,876)	(388,539)	(269,952)	(338,378)	(355,244)
—	—	—	—	—

—	—	—	(15,323)	(23,573)
—	—	—	—	—

—	(8,152)	(1,852)	(22,496)	(18,651)
—	—	—	—	—

(187,443)	(1,874,061)	(1,754,266)	(1,929,090)	(3,900,325)
—	—	—	—	—

—	—	—	—	—
—	—	—	—	—

(219,319)	(2,270,752)	(2,026,070)	(2,305,287)	(4,297,793)

54,260,046	21,779,293	(7,600,136)	(29,640,056)	(79,955,641)

54,151,701	20,066,351	(6,948,308)	(33,770,551)	(79,191,173)

—	56,416,014	63,364,322	92,241,232	171,432,405

$54,151,701	$76,482,365	$56,416,014	$58,470,681	$92,241,232

$10,474	$(16,260)	$(97,384)	$655,299	$1,178,198

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Total Return Bond Fund
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
From Investment Activities:
Operations:
Net investment income	$15,851,129	$14,589,950
Net realized gain (loss)	(100,158)	8,294,401
Change in unrealized appreciation/depreciation	(23,167,353)	13,355,995

Change in net assets from operations	(7,416,382)	36,240,346

Distributions to Class A Shareholders From:
Net investment income	(1,737,457)	(1,498,746)
Net realized gains	(385,353)	(972,586)
Distributions to Class B Shareholders From:
Net investment income	(71,392)	(97,020)
Net realized gains	(22,718)	(91,479)
Distributions to Class C Shareholders From:
Net investment income	(177,585)	(133,490)
Net realized gains	(55,269)	(105,048)
Distributions to Institutional Class Shareholders From:
Net investment income	(18,470,970)	(17,141,811)
Net realized gains	(3,851,849)	(10,048,727)
Distributions to Class R Shareholders From:
Net investment income	(177)	(185)
Net realized gains	(42)	(137)

Change in net assets from shareholder distributions	(24,772,812)	(30,089,229)

Capital Transactions:
Change in net assets from capital transactions	(54,498,804)	138,913,175

Change in net assets	(86,687,998)	145,064,292
Net Assets:
Beginning of year	573,413,424	428,349,132

End of year	$486,725,426	$573,413,424

Undistributed (distributions in excess of) net investment income	$765,767	$599,733

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund		Sterling Capital Securitized Opportunities Fund		Sterling Capital Kentucky Intermediate Tax-Free Fund
For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$3,460,305	$2,530,206	$1,700,540	$1,174,093	$584,961	$619,706
441,685	896,976	(563,438)	268,767	(9,823)	131,599
(4,499,342)	4,641,012	(1,687,559)	1,233,633	(1,034,032)	706,779

(597,352)	8,068,194	(550,457)	2,676,493	(458,894)	1,458,084

(2,181)	—	(503)	—	(230,512)	(235,881)
—	—	—	—	(59,631)	(21,478)

—	—	—	—	—	—
—	—	—	—	—	—

(90)	—	(45)	—	(3,718)	(1,190)
—	—	—	—	(1,452)	—

(3,458,034)	(2,533,734)	(2,476,396)	(1,625,700)	(349,035)	(381,011)
(1,020,381)	(32,802)	—	(26,599)	(78,818)	(32,802)

—	—	—	—	—	—
—	—	—	—	—	—

(4,480,686)	(2,566,536)	(2,476,944)	(1,652,299)	(723,166)	(672,362)

(2,084,076)	41,116,246	(26,951,669)	53,593,679	(6,766,426)	2,451,157

(7,162,114)	46,617,904	(29,979,070)	54,617,873	(7,948,486)	3,236,879

92,946,306	46,328,402	88,522,777	33,904,904	25,723,486	22,486,607

$85,784,192	$92,946,306	$58,543,707	$88,522,777	$17,775,000	$25,723,486

$(60,031)	$(17,151)	$6,197	$3,289	$2,458	$2,456

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Maryland Intermediate Tax-Free Fund
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
From Investment Activities:
Operations:
Net investment income	$878,708	$888,216
Net realized gain (loss)	(118,683)	618,471
Change in unrealized appreciation/depreciation	(1,946,782)	761,535

Change in net assets from operations	(1,186,757)	2,268,222

Distributions to Class A Shareholders From:
Net investment income	(156,484)	(201,126)
Net realized gains	(119,442)	(62,182)
Distributions to Class C Shareholders From:
Net investment income	(14,785)	(6,230)
Net realized gains	(22,173)	—
Distributions to Institutional Class Shareholders From:
Net investment income	(705,517)	(678,515)
Net realized gains	(453,539)	(168,673)

Change in net assets from shareholder distributions	(1,471,940)	(1,116,726)

Capital Transactions:
Change in net assets from capital transactions	1,301,297	9,615,217

Change in net assets	(1,357,400)	10,766,713
Net Assets:
Beginning of year	45,173,047	34,406,334

End of year	$43,815,647	$45,173,047

Undistributed net investment income	$3,648	$3,632

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund		Sterling Capital South Carolina Intermediate Tax-Free Fund		Sterling Capital Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$6,002,032	$6,059,160	$1,663,539	$1,500,568	$3,084,944	$3,174,312
(692,531)	2,021,592	(218,607)	698,534	(420,926)	1,659,383
(11,475,550)	6,501,111	(3,084,794)	1,900,048	(6,393,589)	2,622,988

(6,166,049)	14,581,863	(1,639,862)	4,099,150	(3,729,571)	7,456,683

(1,416,684)	(1,375,822)	(461,688)	(421,586)	(1,004,673)	(1,009,563)
(459,916)	(333,256)	(180,619)	(108,257)	(438,802)	(248,762)

(76,417)	(16,041)	(9,696)	(1,338)	(38,241)	(19,681)
(38,065)	—	(3,997)	—	(27,453)	—

(4,501,480)	(4,657,350)	(1,187,346)	(1,071,805)	(2,033,426)	(2,132,796)
(1,369,438)	(1,073,201)	(404,480)	(255,887)	(789,514)	(488,933)

(7,862,000)	(7,455,670)	(2,247,826)	(1,858,873)	(4,332,109)	(3,899,735)

(25,591,152)	38,943,769	264,958	16,988,719	(6,420,982)	24,166,172

(39,619,201)	46,069,962	(3,622,730)	19,228,996	(14,482,662)	27,723,120

258,849,734	212,779,772	75,429,767	56,200,771	145,489,172	117,766,052

$219,230,533	$258,849,734	$71,807,037	$75,429,767	$131,006,510	$145,489,172

$79,793	$74,251	$7,081	$3,816	$62,563	$42,835

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital West Virginia Intermediate Tax-Free Fund
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
From Investment Activities:
Operations:
Net investment income	$2,748,241	$3,149,696
Net realized gain (loss)	(73,273)	1,453,300
Change in unrealized appreciation/depreciation	(5,529,269)	2,839,195

Change in net assets from operations	(2,854,301)	7,442,191

Distributions to Class A Shareholders From:
Net investment income	(865,043)	(952,616)
Net realized gains	(471,436)	(138,148)
Distributions to Class B Shareholders From:
Net investment income	—	—
Distributions to Class C Shareholders From:
Net investment income	(11,386)	(1,859)
Net realized gains	(9,918)	—
Distributions to Institutional Class Shareholders From:
Net investment income	(1,855,804)	(2,179,987)
Net realized gains	(976,219)	(296,719)

Change in net assets from shareholder distributions	(4,189,806)	(3,569,329)

Capital Transactions:
Change in net assets from capital transactions	(11,863,793)	16,758,372

Change in net assets	(18,907,900)	20,631,234
Net Assets:
Beginning of year	125,873,077	105,241,843

End of year	$106,965,177	$125,873,077

Undistributed (distributions in excess of) net investment income	$(21,791)	$(21,796)

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Conservative Fund		Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund
For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$412,032	$380,749	$545,671	$521,593	$284,997	$280,662
2,163,482	308,621	5,397,980	730,254	4,659,265	428,285
(1,608,299)	1,538,274	(3,072,799)	3,998,714	(2,182,982)	3,478,670

967,215	2,227,644	2,870,852	5,250,561	2,761,280	4,187,617

(340,142)	(267,399)	(522,016)	(458,188)	(265,940)	(231,372)
—	—	—	—	—	—

(17,973)	(20,360)	(42,929)	(52,650)	(22,463)	(29,195)

(3,820)	(2,578)	(5,023)	(3,592)	(2,250)	(1,653)
—	—	—	—	—	—

(83,023)	(92,187)	(5,684)	(11,553)	(12,353)	(14,297)
—	—	—	—	—	—

(444,958)	(382,524)	(575,652)	(525,983)	(303,006)	(276,517)

(380,849)	201,953	(1,954,538)	(2,902,316)	(584,575)	(2,627,059)

141,408	2,047,073	340,662	1,822,262	1,873,699	1,284,041

18,654,152	16,607,079	34,451,345	32,629,083	24,404,211	23,120,170

$18,795,560	$18,654,152	$34,792,007	$34,451,345	$26,277,910	$24,404,211

$9,685	$15,305	$17,821	$16,318	$8,231	$13,143

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Large Cap Value Diversified Fund
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,335,415	$1,062,879
Distributions reinvested	267,423	253,756
Value of shares redeemed	(4,376,463)	(4,211,469)

Change in net assets from Class A Share transactions	(2,773,625)	(2,894,834)
Class B Shares:
Proceeds from shares issued	13,477	12,498
Distributions reinvested	3,388	3,935
Value of shares redeemed	(532,727)	(792,138)

Change in net assets from Class B Share transactions	(515,862)	(775,705)
Class C Shares:
Proceeds from shares issued	18,235	33,121
Distributions reinvested	449	526
Value of shares redeemed	(5,120)	(93,964)

Change in net assets from Class C Share transactions	13,564	(60,317)
Institutional Shares:
Proceeds from shares issued	20,881,987	14,298,868
Distributions reinvested	2,270,583	1,975,021
Value of shares redeemed	(36,892,632)	(28,564,732)

Change in net assets from Institutional Share transactions	(13,740,062)	(12,290,843)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(17,015,985)	$(16,021,699)

Share Transactions:
Class A Shares:
Issued	100,801	90,084
Reinvested	20,402	21,538
Redeemed	(330,937)	(361,768)

Change in Class A Shares	(209,734)	(250,146)
Class B Shares:
Issued	1,056	1,107
Reinvested	279	359
Redeemed	(40,913)	(68,825)

Change in Class B Shares	(39,578)	(67,359)
Class C Shares:
Issued	1,404	2,923
Reinvested	37	48
Redeemed	(419)	(7,754)

Change in Class C Shares	1,022	(4,783)
Institutional Shares:
Issued	1,587,354	1,202,478
Reinvested	171,562	165,956
Redeemed	(2,771,181)	(2,426,482)

Change in Institutional Shares	(1,012,265)	(1,058,048)
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Change in Shares	(1,260,555)	(1,380,336)

(a)	Fractional share.

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Small Cap Value Diversified Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$12,852,239	$3,078,221	$1,398,154	$818,659	$100,921,179	$28,334,736
150,879	161,679	87,563	503,951	8,067,659	3,597,310
(5,977,270)	(3,887,142)	(1,191,239)	(1,487,047)	(47,899,191)	(94,894,473)

7,025,848	(647,242)	294,478	(164,437)	61,089,647	(62,962,427)

75,278	36,688	40,146	15,205	137,802	151,320
3,706	5,079	5,235	44,496	630,334	320,071
(616,627)	(1,246,500)	(154,601)	(260,909)	(5,678,864)	(7,589,603)

(537,643)	(1,204,733)	(109,220)	(201,208)	(4,910,728)	(7,118,212)

736,464	102,390	92,214	29,417	9,232,219	9,253,233
1,068	1,265	1,544	8,011	4,202,670	1,443,247
(162,004)	(71,276)	(24,476)	(19,444)	(13,102,889)	(14,000,923)

575,528	32,379	69,282	17,984	332,000	(3,304,443)

184,105,102	52,535,101	30,713,585	15,967,841	83,434,468	68,386,406
2,534,584	2,720,764	1,225,136	5,393,757	15,960,250	5,285,666
(88,281,889)	(87,667,402)	(21,408,231)	(22,673,968)	(95,084,481)	(88,649,057)

98,357,797	(32,411,537)	10,530,490	(1,312,370)	4,310,237	(14,976,985)

32,499	—	—	—	15,102	730
1	1	2	9	17,705	4,468
(34,297)	—	—	—	—	—

(1,797)	1	2	9	32,807	5,198

$105,419,733	$(34,231,132)	$10,785,032	$(1,660,022)	$60,853,963	$(88,356,869)

737,714	229,741	100,754	69,216	5,199,387	1,617,617
9,725	12,080	7,069	46,065	446,028	220,965
(364,244)	(288,550)	(89,179)	(125,861)	(2,455,453)	(5,361,514)

383,195	(46,729)	18,644	(10,580)	3,189,962	(3,522,932)

4,564	2,921	3,126	1,381	7,776	9,283
279	414	442	4,116	37,926	21,154
(39,448)	(97,107)	(11,649)	(22,310)	(317,696)	(467,895)

(34,605)	(93,772)	(8,081)	(16,813)	(271,994)	(437,458)

43,775	8,162	6,924	2,518	511,173	563,180
80	103	131	741	252,716	95,327
(9,793)	(5,307)	(1,685)	(1,702)	(739,623)	(866,889)

34,062	2,958	5,370	1,557	24,266	(208,382)

10,518,638	3,866,763	2,180,707	1,334,230	4,179,558	3,799,918
161,415	200,698	95,678	491,234	859,634	317,267
(5,372,186)	(6,522,864)	(1,562,333)	(1,891,341)	(4,802,874)	(4,977,737)

5,307,867	(2,455,403)	714,052	(65,877)	236,318	(860,552)

2,003	—	—	—	784	40
— (a)	— (a)	1	— (a)	962	340
(2,003)	—	—	—	—	—

— (a)	— (a)	1	— (a)	1,746	380

5,690,519	(2,592,946)	729,986	(91,713)	3,180,298	(5,028,944)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$377,326,270	$167,670,442
Distributions reinvested	9,912,707	3,305,248
Value of shares redeemed	(119,758,060)	(64,760,110)

Change in net assets from Class A Share transactions	267,480,917	106,215,580
Class B Shares:
Proceeds from shares issued	711,264	596,547
Distributions reinvested	193,008	58,632
Value of shares redeemed	(4,710,846)	(2,804,359)

Change in net assets from Class B Share transactions	(3,806,574)	(2,149,180)
Class C Shares:
Proceeds from shares issued	77,272,776	78,710,849
Distributions reinvested	3,556,067	775,793
Value of shares redeemed	(22,327,127)	(14,554,947)

Change in net assets from Class C Share transactions	58,501,716	64,931,695
Institutional Shares:
Proceeds from shares issued	386,071,912	284,061,419
Distributions reinvested	16,136,422	6,073,026
Value of shares redeemed	(192,840,624)	(136,408,778)

Change in net assets from Institutional Share transactions	209,367,710	153,725,667
Class R Shares:
Proceeds from shares issued	1,926,718	902,903
Distributions reinvested	33,347	5,089
Value of shares redeemed	(846,939)	(178,436)

Change in net assets from Class R Share transactions	1,113,126	729,556

Change in net assets from capital transactions	$532,656,895	$323,453,318

Share Transactions:
Class A Shares:
Issued	21,232,193	11,015,927
Reinvested	590,857	214,666
Redeemed	(6,963,375)	(4,241,406)

Change in Class A Shares	14,859,675	6,989,187
Class B Shares:
Issued	40,291	39,988
Reinvested	11,904	3,859
Redeemed	(272,665)	(184,294)

Change in Class B Shares	(220,470)	(140,447)
Class C Shares:
Issued	4,475,234	5,201,450
Reinvested	218,353	50,992
Redeemed	(1,306,060)	(959,719)

Change in Class C Shares	3,387,527	4,292,723
Institutional Shares:
Issued	22,029,491	18,485,078
Reinvested	958,239	393,313
Redeemed	(11,034,081)	(8,899,253)

Change in Institutional Shares	11,953,649	9,979,138
Class R Shares:
Issued	112,882	57,024
Reinvested	1,973	327
Redeemed	(51,937)	(11,986)

Change in Class R Shares	62,918	45,365

Change in Shares	30,043,299	21,165,966

*	Commencement of operations.

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund	Sterling Capital Short-Term Bond Fund		Sterling Capital Intermediate U.S. Government Fund
For the Period November 30, 2012* to September 30, 2013	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$17,157,749	$8,623,311	$1,893,814	$1,258,807	$3,424,229
10,004	335,450	244,731	301,287	324,834
(3,614,242)	(3,795,613)	(951,586)	(3,517,784)	(4,383,481)

13,553,511	5,163,148	1,186,959	(1,957,690)	(634,418)

—	—	—	6	7,979
—	—	—	15,057	22,200
—	—	—	(340,319)	(756,698)

—	—	—	(325,256)	(726,519)

—	429,711	243,382	356,639	739,041
—	7,516	1,780	21,658	17,125
—	(89,532)	(29,256)	(333,993)	(324,483)

—	347,695	215,906	44,304	431,683

45,611,386	40,074,634	18,872,983	11,347,763	40,930,823
133,161	483,148	464,837	564,444	1,142,234
(5,038,012)	(24,289,332)	(28,340,821)	(39,313,621)	(121,099,444)

40,706,535	16,268,450	(9,003,001)	(27,401,414)	(79,026,387)

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

$54,260,046	$21,779,293	$(7,600,136)	$(29,640,056)	$(79,955,641)

1,716,922	917,830	200,476	117,598	317,350
1,002	35,898	25,948	28,465	30,028
(362,237)	(405,262)	(101,057)	(335,030)	(406,364)

1,355,687	548,466	125,367	(188,967)	(58,986)

—	—	—	—	741
—	—	—	1,423	2,060
—	—	—	(32,295)	(70,352)

—	—	—	(30,872)	(67,551)

—	46,151	25,766	33,757	68,488
—	806	189	2,052	1,584
—	(9,633)	(3,109)	(31,786)	(30,026)

—	37,324	22,846	4,023	40,046

4,562,273	4,285,682	2,000,634	1,071,266	3,785,855
13,332	51,693	49,286	53,159	105,480
(504,090)	(2,600,459)	(3,012,888)	(3,717,053)	(11,189,931)

4,071,515	1,736,916	(962,968)	(2,592,628)	(7,298,596)

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

5,427,202	2,322,706	(814,755)	(2,808,444)	(7,385,087)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Total Return Bond Fund
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$11,899,923	$17,864,518
Distributions reinvested	1,889,297	2,255,520
Value of shares redeemed	(18,143,998)	(7,830,831)

Change in net assets from Class A Share transactions	(4,354,778)	12,289,207
Class B Shares:
Proceeds from shares issued	72,201	347,460
Distributions reinvested	90,709	180,782
Value of shares redeemed	(1,205,548)	(1,196,835)

Change in net assets from Class B Share transactions	(1,042,638)	(668,593)
Class C Shares:
Proceeds from shares issued	2,574,280	2,772,580
Distributions reinvested	212,669	204,372
Value of shares redeemed	(2,888,097)	(1,417,093)

Change in net assets from Class C Share transactions	(101,148)	1,559,859
Institutional Shares:
Proceeds from shares issued	161,681,607	211,895,993
Distributions reinvested	11,055,357	13,066,517
Value of shares redeemed	(221,737,422)	(99,229,731)

Change in net assets from Institutional Share transactions	(49,000,458)	125,732,779
Class R Shares:
Distributions reinvested	218	323
Value of shares redeemed	—	(400)

Change in net assets from Class R Share transactions	218	(77)

Change in net assets from capital transactions	$(54,498,804)	$138,913,175

Share Transactions:
Class A Shares:
Issued	1,081,184	1,625,145
Reinvested	173,669	206,480
Redeemed	(1,680,724)	(713,303)

Change in Class A Shares	(425,871)	1,118,322
Class B Shares:
Issued	6,547	31,675
Reinvested	8,310	16,565
Redeemed	(111,116)	(108,855)

Change in Class B Shares	(96,259)	(60,615)
Class C Shares:
Issued	232,590	251,999
Reinvested	19,486	18,689
Redeemed	(266,740)	(128,804)

Change in Class C Shares	(14,664)	141,884
Institutional Shares:
Issued	14,787,872	19,307,577
Reinvested	1,015,390	1,194,698
Redeemed	(20,444,175)	(9,028,012)

Change in Institutional Shares	(4,640,913)	11,474,263
Class R Shares:
Reinvested	20	30
Redeemed	—	(36)

Change in Class R Shares	20	(6)

Change in Shares	(5,177,687)	12,673,848

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund		Sterling Capital Securitized Opportunities Fund		Sterling Capital Kentucky Intermediate Tax-Free Fund
For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$163,693	$—	$37,973	$—	$906,765	$2,102,672
2,070	—	503	—	173,299	149,655
—	—	—	—	(5,646,964)	(333,929)

165,763	—	38,476	—	(4,566,900)	1,918,398

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

15,004	—	2,693	—	72,500	206,000
90	—	45	—	4,894	1,190
—	—	—	—	(203,422)	—

15,094	—	2,738	—	(126,028)	207,190

56,785,516	56,819,950	30,013,814	61,359,243	6,200,180	4,026,055
3,600,680	2,151,139	2,100,226	1,546,139	19,962	7,280
(62,651,129)	(17,854,843)	(59,106,923)	(9,311,703)	(8,293,640)	(3,707,766)

(2,264,933)	41,116,246	(26,992,883)	53,593,679	(2,073,498)	325,569

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

$(2,084,076)	$41,116,246	$(26,951,669)	$53,593,679	$(6,766,426)	$2,451,157

15,585	—	3,773	—	81,357	190,973
202	—	51	—	15,697	13,621
—	—	—	—	(531,130)	(30,493)

15,787	—	3,824	—	(434,076)	174,101

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

1,462	—	265	—	6,415	18,594
9	—	5	—	444	107
—	—	—	—	(19,273)	—

1,471	—	270	—	(12,414)	18,701

5,385,772	5,564,408	2,963,654	6,010,600	561,421	367,004
342,342	207,803	208,191	151,588	1,831	660
(5,983,894)	(1,742,368)	(5,833,335)	(914,631)	(754,843)	(338,328)

(255,780)	4,029,843	(2,661,490)	5,247,557	(191,591)	29,336

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

(238,522)	4,029,843	(2,657,396)	5,247,557	(638,081)	222,138

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Maryland Intermediate Tax-Free Fund
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,678,060	$2,342,105
Distributions reinvested	225,617	208,003
Value of shares redeemed	(3,219,359)	(2,179,696)

Change in net assets from Class A Share transactions	(1,315,682)	370,412
Class C Shares:
Proceeds from shares issued	781,298	1,294,459
Distributions reinvested	36,634	5,292
Value of shares redeemed	(846,290)	—

Change in net assets from Class C Share transactions	(28,358)	1,299,751
Institutional Shares:
Proceeds from shares issued	12,166,091	13,645,051
Distributions reinvested	299,492	152,722
Value of shares redeemed	(9,820,246)	(5,852,719)

Change in net assets from Institutional Share transactions	2,645,337	7,945,054

Change in net assets from capital transactions	$1,301,297	$9,615,217

Share Transactions:
Class A Shares:
Issued	146,643	205,724
Reinvested	19,859	18,336
Redeemed	(287,414)	(191,585)

Change in Class A Shares	(120,912)	32,475
Class C Shares:
Issued	68,124	113,789
Reinvested	3,214	461
Redeemed	(75,578)	—

Change in Class C Shares	(4,240)	114,250
Institutional Shares:
Issued	1,071,556	1,198,604
Reinvested	26,388	13,423
Redeemed	(881,634)	(515,296)

Change in Institutional Shares	216,310	696,731

Change in Shares	91,158	843,456

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund		Sterling Capital South Carolina Intermediate Tax-Free Fund		Sterling Capital Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$10,309,290	$17,255,510	$6,295,380	$6,175,005	$6,432,147	$12,566,917
1,482,006	1,234,786	519,304	446,118	1,144,777	940,960
(18,337,658)	(5,987,904)	(6,435,463)	(1,244,999)	(8,941,691)	(3,129,732)

(6,546,362)	12,502,392	379,221	5,376,124	(1,364,767)	10,378,145

3,093,311	3,224,796	848,391	501,589	567,708	2,929,673
104,401	13,425	8,010	464	58,253	16,299
(1,364,016)	(23,073)	(416,194)	—	(642,006)	(100,920)

1,833,696	3,215,148	440,207	502,053	(16,045)	2,845,052

41,215,063	54,083,709	17,877,941	19,730,550	17,955,969	22,613,452
846,129	637,136	298,570	181,073	238,927	182,970
(62,939,678)	(31,494,616)	(18,730,981)	(8,801,081)	(23,235,066)	(11,853,447)

(20,878,486)	23,226,229	(554,470)	11,110,542	(5,040,170)	10,942,975

$(25,591,152)	$38,943,769	$264,958	$16,988,719	$(6,420,982)	$24,166,172

916,510	1,542,881	557,683	553,727	522,869	1,025,951
133,189	110,720	46,405	40,070	93,738	76,789
(1,663,713)	(537,040)	(588,647)	(111,158)	(747,222)	(255,473)

(614,014)	1,116,561	15,441	482,639	(130,615)	847,267

273,959	287,363	75,827	44,566	45,927	238,604
9,374	1,192	717	41	4,759	1,319
(124,926)	(2,077)	(38,339)	—	(54,527)	(8,165)

158,407	286,478	38,205	44,607	(3,841)	231,758

3,696,962	4,848,480	1,603,792	1,780,935	1,471,143	1,844,600
76,094	57,094	26,891	16,337	19,610	14,934
(5,706,939)	(2,825,464)	(1,709,077)	(799,828)	(1,934,587)	(965,783)

(1,933,883)	2,080,110	(78,394)	997,444	(443,834)	893,751

(2,389,490)	3,483,149	(24,748)	1,524,690	(578,290)	1,972,776

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital West Virginia Intermediate Tax-Free Fund
	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$8,104,470	$9,155,672
Distributions reinvested	1,054,987	757,047
Value of shares redeemed	(9,469,654)	(3,941,099)

Change in net assets from Class A Share transactions	(310,197)	5,971,620
Class B Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class B Share transactions	—	—
Class C Shares:
Proceeds from shares issued	264,885	721,806
Distributions reinvested	19,120	1,366
Value of shares redeemed	(196,535)	—

Change in net assets from Class C Share transactions	87,470	723,172
Institutional Shares:
Proceeds from shares issued	18,311,821	23,223,921
Distributions reinvested	349,716	112,183
Value of shares redeemed	(30,302,603)	(13,272,524)

Change in net assets from Institutional Share transactions	(11,641,066)	10,063,580

Change in net assets from capital transactions	$(11,863,793)	$16,758,372

Share Transactions:
Class A Shares:
Issued	781,439	889,767
Reinvested	102,472	73,406
Redeemed	(930,596)	(382,000)

Change in Class A Shares	(46,685)	581,173
Class B Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class B Shares	—	—
Class C Shares:
Issued	25,479	69,281
Reinvested	1,853	131
Redeemed	(19,648)	—

Change in Class C Shares	7,684	69,412
Institutional Shares:
Issued	1,787,975	2,244,831
Reinvested	33,737	10,929
Redeemed	(2,963,399)	(1,286,425)

Change in Institutional Shares	(1,141,687)	969,335

Change in Shares	(1,180,688)	1,619,920

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Conservative Fund		Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund
For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$2,634,390	$3,180,882	$4,117,952	$3,042,700	$3,816,397	$2,730,572
303,414	241,018	516,486	453,657	263,733	229,377
(2,652,484)	(1,648,778)	(4,320,772)	(4,068,653)	(3,037,747)	(3,212,435)

285,320	1,773,122	313,666	(572,296)	1,042,383	(252,486)

74,558	119,783	47,998	178,190	71,105	1,908
17,969	20,318	42,900	52,548	22,421	28,979
(503,529)	(727,930)	(2,307,127)	(2,480,087)	(1,825,711)	(2,081,772)

(411,002)	(587,829)	(2,216,229)	(2,249,349)	(1,732,185)	(2,050,885)

73,528	54,135	205,169	123,308	168,676	71,767
3,820	2,578	5,023	3,592	2,190	1,653
(49,294)	(19,155)	(89,669)	(127,641)	(47,205)	(44,690)

28,054	37,558	120,523	(741)	123,661	28,730

448,719	388,233	96,478	374,010	711,976	96,677
79,789	90,703	4,361	10,649	11,873	13,864
(811,729)	(1,499,834)	(273,337)	(464,589)	(742,283)	(462,959)

(283,221)	(1,020,898)	(172,498)	(79,930)	(18,434)	(352,418)

$(380,849)	$201,953	$(1,954,538)	$(2,902,316)	$(584,575)	$(2,627,059)

267,041	343,558	433,560	347,447	428,099	336,395
30,916	25,813	54,705	52,009	29,751	28,482
(268,156)	(176,199)	(459,926)	(463,231)	(346,061)	(397,333)

29,801	193,172	28,339	(63,775)	111,789	(32,456)

7,618	12,664	5,126	20,794	8,131	247
1,829	2,188	4,688	6,230	2,669	3,752
(51,182)	(77,881)	(248,539)	(289,470)	(209,726)	(263,366)

(41,735)	(63,029)	(238,725)	(262,446)	(198,926)	(259,367)

7,472	5,790	21,678	14,247	19,003	9,126
391	278	543	423	258	213
(4,945)	(2,053)	(9,612)	(14,903)	(5,252)	(5,765)

2,918	4,015	12,609	(233)	14,009	3,574

45,233	40,673	10,015	44,463	77,883	12,207
8,042	9,612	460	1,222	1,335	1,716
(81,670)	(156,109)	(29,412)	(53,488)	(82,142)	(59,728)

(28,395)	(105,824)	(18,937)	(7,803)	(2,924)	(45,805)

(37,411)	28,334	(216,714)	(334,257)	(76,052)	(334,054)

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Large Cap Value Diversified Fund
Year Ended September 30, 2013	$12.80	0.13		1.36	1.49	(0.13)	—	—	(0.13)
Year Ended September 30, 2012	$9.90	0.11		2.90	3.01	(0.11)	—	—	(0.11)
Year Ended September 30, 2011	$10.52	0.11		(0.62)	(0.51)	(0.11)	—	—	(0.11)
Year Ended September 30, 2010	$10.08	0.10		0.45	0.55	(0.11)	—	—	(0.11)
Year Ended September 30, 2009	$11.31	0.11		(1.22)	(1.11)	(0.12)	—	—	(0.12)
Sterling Capital Mid Value Fund
Year Ended September 30, 2013	$14.28	0.13		4.47	4.60	(0.10)	—	—	(0.10)
Year Ended September 30, 2012	$11.37	0.10		2.91	3.01	(0.10)	—	—	(0.10)
Year Ended September 30, 2011	$12.08	0.04		(0.70)	(0.66)	(0.05)	—	—	(0.05)
Year Ended September 30, 2010	$10.81	0.04		1.27	1.31	(0.04)	—	—	(0.04)
Year Ended September 30, 2009	$10.50	0.02		0.31	0.33	(0.02)	—	—	(0.02)
Sterling Capital Small Cap Value Diversified Fund
Year Ended September 30, 2013	$12.01	0.05		3.37	3.42	(0.03)	(0.15)	—	(0.18)
Year Ended September 30, 2012	$10.79	0.03		2.17	2.20	—	(0.98)	—	(0.98)
Year Ended September 30, 2011	$11.19	(0.05)		(0.35)	(0.40)	—	—	—	—
February 1, 2010 to September 30, 2010(e)	$10.55	0.04		0.63	0.67	(0.03)	—	—	(0.03)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2013	$18.51	0.05	(g)	3.78	3.83	(0.01)	(0.95)	—	(0.96)
Year Ended September 30, 2012	$15.25	—	(h)	3.57	3.57	—	(0.31)	—	(0.31)
Year Ended September 30, 2011	$15.93	(0.06)		(0.52)	(0.58)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$14.66	(0.06)		1.33	1.27	—	—	—	—
Year Ended September 30, 2009	$15.34	—	(h)	— (h)	— (h)	— (h)	(0.57)	(0.11)	(0.68)
Sterling Capital Equity Income Fund
Year Ended September 30, 2013	$16.03	0.29		2.23	2.52	(0.25)	(0.16)	—	(0.41)
Year Ended September 30, 2012	$13.25	0.25		2.72	2.97	(0.19)	—	—	(0.19)
Year Ended September 30, 2011	$13.05	0.25		0.14 (j)	0.39	(0.19)	—	—	(0.19)
Year Ended September 30, 2010	$11.43	0.30		1.56	1.86	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$12.35	0.30		(0.99)	(0.69)	(0.20)	(0.03)	—	(0.23)
Sterling Capital Ultra Short Bond Fund
November 30, 2012 to September 30, 2013(e)	$10.00	0.03		(0.02)	0.01	(0.03)	—	—	(0.03)
Sterling Capital Short-Term Bond Fund
Year Ended September 30, 2013	$9.47	0.17		(0.10)	0.07	(0.30)	—	—	(0.30)
Year Ended September 30, 2012	$9.36	0.19		0.24	0.43	(0.32)	—	—	(0.32)
Year Ended September 30, 2011	$9.68	0.17		(0.19)	(0.02)	(0.30)	—	—	(0.30)
Year Ended September 30, 2010	$9.66	0.16		0.10	0.26	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$9.54	0.24		0.19	0.43	(0.31)	—	—	(0.31)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.56%.

(e)	Period from commencement of operations.

(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 6.01%.

(g)

Net investment income per share reflects a special dividend which amounted to $0.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.19% per share.

(h)	Amount is less than $0.005.

(i)	Ratio is below 0.005%.

(j)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$14.16	11.72%(d)	$ 28,682	1.09%	0.97%	1.19%	164.27%
$12.80	30.52%	$ 28,618	1.08%	0.98%	1.28%	68.75%
$ 9.90	(5.01)%	$ 24,603	1.08%	0.93%	1.47%	66.29%
$10.52	5.47%	$ 28,849	1.09%	0.98%	1.48%	119.85%
$10.08	(9.67)%	$ 29,290	1.06%	1.25%	1.45%	92.97%

$18.78	32.36%	$ 36,094	1.17%	0.79%	1.17%	34.03%
$14.28	26.57%	$ 21,976	1.19%	0.78%	1.20%	21.62%
$11.37	(5.51)%	$ 18,017	1.18%	0.32%	1.22%	38.30%
$12.08	12.09%	$ 18,890	1.20%	0.33%	1.30%	45.02%
$10.81	3.24%	$ 10,717	1.21%	0.19%	1.26%	46.83%

$15.25	28.74%	$ 8,813	1.29%	0.36%	1.29%	176.62%
$12.01	21.31%	$ 6,720	1.33%	0.22%	1.44%	32.86%
$10.79	(3.57)%	$ 6,152	1.33%	(0.39)%	1.69%	63.02%
$11.19	6.39%(f)	$ 5,389	1.40%	0.49%	1.91%	95.89%

$21.38	21.59%	$269,300	1.24%	0.27%(g)	1.24%	53.76%
$18.51	23.67%	$174,085	1.29%	(0.00)%(i)	1.38%	19.38%
$15.25	(3.72)%	$197,138	1.28%	(0.35)%	1.53%	31.51%
$15.93	8.66%	$202,670	1.29%	(0.38)%	1.55%	25.65%
$14.66	1.74%	$175,319	1.28%	0.02%	1.54%	45.22%

$18.14	16.02%	$690,106	1.20%	1.69%	1.20%	30.56%
$16.03	22.47%	$371,659	1.19%	1.61%	1.26%	21.30%
$13.25	2.93%	$214,622	1.18%	1.80%	1.43%	16.64%
$13.05	16.42%	$143,283	1.19%	2.43%	1.45%	21.63%
$11.43	(5.33)%	$ 99,480	1.18%	2.93%	1.45%	37.13%

$ 9.98	0.15%	$ 13,526	0.73%	0.41%	0.73%	55.18%

$ 9.24	0.72%	$ 13,812	0.77%	1.83%	0.81%	56.09%
$ 9.47	4.68%	$ 8,965	0.81%	2.04%	0.91%	85.13%
$ 9.36	(0.20)%	$ 7,684	0.85%	1.81%	1.20%	120.09%
$ 9.68	2.75%	$ 7,747	0.95%	1.66%	1.36%	55.50%
$ 9.66	4.57%	$ 4,909	0.98%	2.44%	1.38%	89.57%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2013	$10.86	0.16	(0.43)	(0.27)	(0.30)	—	(0.30)
Year Ended September 30, 2012	$10.79	0.20	0.16	0.36	(0.29)	—	(0.29)
Year Ended September 30, 2011	$10.80	0.24	0.06	0.30	(0.31)	—	(0.31)
Year Ended September 30, 2010	$10.56	0.29	0.27	0.56	(0.32)	—	(0.32)
Year Ended September 30, 2009	$10.03	0.33	0.55	0.88	(0.35)	—	(0.35)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2013	$11.15	0.29	(0.46)	(0.17)	(0.38)	(0.08)	(0.46)
Year Ended September 30, 2012	$11.05	0.29	0.46	0.75	(0.38)	(0.27)	(0.65)
Year Ended September 30, 2011	$11.32	0.38	0.01	0.39	(0.45)	(0.21)	(0.66)
Year Ended September 30, 2010	$10.78	0.43	0.61	1.04	(0.49)	(0.01)	(0.50)
Year Ended September 30, 2009	$9.88	0.45	0.90	1.35	(0.45)	—	(0.45)
Sterling Capital Corporate Fund
February 1, 2013 to September 30, 2013(d)	$10.53	0.22	(0.38)	(0.16)	(0.22)	—	(0.22)
Sterling Capital Securitized Opportunities Fund
February 1, 2013 to September 30, 2013(d)	$10.16	0.11	(0.21)	(0.10)	(0.21)	—	(0.21)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.17	0.24	(0.44)	(0.20)	(0.24)	(0.06)	(0.30)
Year Ended September 30, 2012	$10.80	0.27	0.40	0.67	(0.27)	(0.03)	(0.30)
Year Ended September 30, 2011	$10.83	0.29	0.02 (e)	0.31	(0.29)	(0.05)	(0.34)
Year Ended September 30, 2010	$10.68	0.29	0.25	0.54	(0.29)	(0.10)	(0.39)
Year Ended September 30, 2009	$9.88	0.33	0.89	1.22	(0.32)	(0.10)	(0.42)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.56	0.19	(0.45)	(0.26)	(0.19)	(0.15)	(0.34)
Year Ended September 30, 2012	$11.23	0.24	0.41	0.65	(0.24)	(0.08)	(0.32)
Year Ended September 30, 2011	$11.21	0.28	0.06	0.34	(0.28)	(0.04)	(0.32)
Year Ended September 30, 2010	$10.97	0.28	0.24	0.52	(0.28)	— (f)	(0.28)
Year Ended September 30, 2009	$10.04	0.30	1.01	1.31	(0.30)	(0.08)	(0.38)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.36	0.25	(0.54)	(0.29)	(0.25)	(0.08)	(0.33)
Year Ended September 30, 2012	$11.02	0.27	0.41	0.68	(0.27)	(0.07)	(0.34)
Year Ended September 30, 2011	$11.01	0.29	0.07	0.36	(0.29)	(0.06)	(0.35)
Year Ended September 30, 2010	$10.87	0.30	0.20	0.50	(0.30)	(0.06)	(0.36)
Year Ended September 30, 2009	$10.09	0.33	0.88	1.21	(0.33)	(0.10)	(0.43)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$10.29	(2.54)%	$10,172	0.93%	1.50%	0.93%	66.16%
$10.86	3.41%	$12,788	0.97%	1.81%	1.10%	71.68%
$10.79	2.86%	$13,344	0.96%	2.30%	1.33%	83.62%
$10.80	5.38%	$14,235	0.96%	2.76%	1.34%	83.92%
$10.56	8.90%	$12,865	0.95%	3.14%	1.32%	47.13%

$10.52	(1.51)%	$42,774	0.82%	2.68%	0.84%	149.09%
$11.15	7.13%	$50,063	0.88%	2.65%	0.99%	110.82%
$11.05	3.68%	$37,274	0.95%	3.47%	1.32%	131.87%
$11.32	10.00%	$31,465	0.96%	3.90%	1.34%	122.94%
$10.78	13.89%	$15,760	0.96%	4.38%	1.33%	122.26%

$10.15	(1.54)%	$160	0.85%	3.21%	0.85%	99.48%

$ 9.85	(1.00)%	$38	0.90%	1.71%	0.90%	193.21%

$10.67	(1.83)%	$5,849	0.96%	2.21%	0.96%	22.05%
$11.17	6.21%	$10,969	0.95%	2.43%	1.04%	16.52%
$10.80	3.00%	$8,729	0.93%	2.76%	1.28%	15.73%
$10.83	5.25%	$8,380	0.94%	2.76%	1.40%	20.68%
$10.68	12.71%	$6,999	0.92%	3.18%	1.37%	33.56%

$10.96	(2.31)%	$8,036	0.95%	1.70%	0.95%	70.60%
$11.56	5.80%	$9,877	0.95%	2.08%	1.05%	34.94%
$11.23	3.09%	$9,232	0.92%	2.52%	1.28%	21.89%
$11.21	4.81%	$11,763	0.94%	2.52%	1.40%	12.26%
$10.97	13.44%	$8,273	0.90%	2.84%	1.38%	37.11%

$10.74	(2.63)%	$55,416	0.92%	2.23%	0.92%	22.38%
$11.36	6.25%	$65,544	0.92%	2.39%	1.00%	19.76%
$11.02	3.35%	$51,294	0.92%	2.67%	1.22%	15.15%
$11.01	4.79%	$46,560	0.93%	2.79%	1.34%	19.19%
$10.87	12.35%	$29,765	0.92%	3.17%	1.32%	38.42%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.36	0.21	(0.43)	(0.22)	(0.21)	(0.08)	(0.29)
Year Ended September 30, 2012	$10.97	0.24	0.46	0.70	(0.24)	(0.07)	(0.31)
Year Ended September 30, 2011	$10.93	0.26	0.07	0.33	(0.26)	(0.03)	(0.29)
Year Ended September 30, 2010	$10.68	0.30	0.25	0.55	(0.30)	—	(0.30)
Year Ended September 30, 2009	$ 9.95	0.33	0.90	1.23	(0.33)	(0.17)	(0.50)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2013	$12.45	0.24	(0.56)	(0.32)	(0.24)	(0.10)	(0.34)
Year Ended September 30, 2012	$12.12	0.28	0.40	0.68	(0.28)	(0.07)	(0.35)
Year Ended September 30, 2011	$12.14	0.31	0.02	0.33	(0.31)	(0.04)	(0.35)
Year Ended September 30, 2010	$12.07	0.33	0.18	0.51	(0.33)	(0.11)	(0.44)
Year Ended September 30, 2009	$11.11	0.36	1.05	1.41	(0.36)	(0.09)	(0.45)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2013	$10.51	0.22	(0.49)	(0.27)	(0.22)	(0.12)	(0.34)
Year Ended September 30, 2012	$10.16	0.27	0.39	0.66	(0.27)	(0.04)	(0.31)
Year Ended September 30, 2011	$10.17	0.32	—	0.32	(0.32)	(0.01)	(0.33)
Year Ended September 30, 2010	$10.04	0.33	0.15	0.48	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2009	$ 9.36	0.33	0.69	1.02	(0.33)	(0.01)	(0.34)
Sterling Capital Strategic Allocation Conservative Fund(b)
Year Ended September 30, 2013	$ 9.68	0.22	0.28	0.50	(0.23)	—	(0.23)
Year Ended September 30, 2012	$ 8.74	0.20	0.94	1.14	(0.20)	—	(0.20)
Year Ended September 30, 2011	$ 9.06	0.22	(0.26)	(0.04)	(0.28)	—	(0.28)
Year Ended September 30, 2010	$ 8.50	0.26	0.57	0.83	(0.27)	—	(0.27)
Year Ended September 30, 2009	$ 8.43	0.23	0.21	0.44	(0.23)	(0.14)	(0.37)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2013	$ 9.13	0.16	0.65	0.81	(0.17)	—	(0.17)
Year Ended September 30, 2012	$ 7.95	0.14	1.18	1.32	(0.14)	—	(0.14)
Year Ended September 30, 2011	$ 8.39	0.15	(0.41)	(0.26)	(0.18)	—	(0.18)
Year Ended September 30, 2010	$ 7.79	0.18	0.60	0.78	(0.18)	—	(0.18)
Year Ended September 30, 2009	$ 7.77	0.16	0.02	0.18	(0.16)	—	(0.16)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2013	$ 8.47	0.11	0.89	1.00	(0.12)	—	(0.12)
Year Ended September 30, 2012	$ 7.20	0.10	1.27	1.37	(0.10)	—	(0.10)
Year Ended September 30, 2011	$ 7.69	0.10	(0.48)	(0.38)	(0.11)	—	(0.11)
Year Ended September 30, 2010	$ 7.11	0.13	0.58	0.71	(0.13)	—	(0.13)
Year Ended September 30, 2009	$ 7.33	0.12	(0.22)	(0.10)	(0.12)	—	(0.12)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.85	(1.93)%	$21,569	0.94%	1.92%	0.94%	35.38%
$11.36	6.48%	$22,398	0.95%	2.16%	1.02%	26.49%
$10.97	3.11%	$16,338	0.96%	2.43%	1.26%	25.83%
$10.93	5.25%	$15,290	0.98%	2.81%	1.39%	14.60%
$10.68	12.78%	$11,255	0.98%	3.18%	1.38%	42.06%

$11.79	(2.60)%	$46,616	0.93%	1.98%	0.93%	40.00%
$12.45	5.68%	$50,835	0.93%	2.25%	1.01%	21.63%
$12.12	2.85%	$39,231	0.93%	2.64%	1.23%	15.33%
$12.14	4.39%	$35,284	0.94%	2.79%	1.35%	9.54%
$12.07	13.11%	$20,230	0.92%	3.05%	1.32%	35.90%

$ 9.90	(2.65)%	$37,266	0.93%	2.13%	0.93%	22.18%
$10.51	6.59%	$40,019	0.93%	2.60%	0.93%	26.70%
$10.16	3.22%	$32,791	0.94%	3.19%	0.94%	23.34%
$10.17	4.87%	$29,858	0.94%	3.33%	0.95%	6.60%
$10.04	11.14%	$19,518	0.93%	3.45%	0.93%	24.19%

$ 9.95	5.25%	$14,381	0.54%	2.18%	0.69%	60.51%
$ 9.68	13.10%	$13,704	0.69%	2.09%	0.77%	7.99%
$ 8.74	(0.55)%	$10,689	0.64%	2.34%	0.97%	8.36%
$ 9.06	9.93%	$7,230	0.46%	3.01%	0.97%	33.33%
$ 8.50	5.95%	$5,929	0.43%	2.95%	0.93%	21.56%

$ 9.77	8.95%	$30,638	0.51%	1.70%	0.66%	81.00%
$ 9.13	16.76%	$28,375	0.66%	1.65%	0.75%	17.65%
$ 7.95	(3.29)%	$25,227	0.58%	1.68%	0.91%	9.96%
$ 8.39	10.18%	$25,419	0.41%	2.27%	0.92%	47.76%
$ 7.79	2.67%	$24,426	0.38%	2.36%	0.88%	22.46%

$ 9.35	11.89%	$21,833	0.52%	1.24%	0.68%	96.94%
$ 8.47	19.14%	$18,827	0.68%	1.30%	0.76%	20.21%
$ 7.20	(5.10)%	$16,246	0.59%	1.26%	0.93%	9.06%
$ 7.69	10.13%	$17,838	0.42%	1.81%	0.93%	57.35%
$ 7.11	(1.25)%	$16,609	0.39%	1.89%	0.89%	24.08%

Sterling Capital Funds
Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Large Cap Value Diversified Fund
Year Ended September 30, 2013	$12.58	0.03		1.33	1.36	(0.03)	—	—	(0.03)
Year Ended September 30, 2012	$ 9.73	0.03		2.84	2.87	(0.02)	—	—	(0.02)
Year Ended September 30, 2011	$10.33	0.02		(0.60)	(0.58)	(0.02)	—	—	(0.02)
Year Ended September 30, 2010	$ 9.90	0.02		0.44	0.46	(0.03)	—	—	(0.03)
Year Ended September 30, 2009	$11.11	0.05		(1.21)	(1.16)	(0.05)	—	—	(0.05)
Sterling Capital Mid Value Fund
Year Ended September 30, 2013	$13.55	—	(e)	4.24	4.24	(0.03)	—	—	(0.03)
Year Ended September 30, 2012	$10.80	—	(e)	2.77	2.77	(0.02)	—	—	(0.02)
Year Ended September 30, 2011	$11.52	(0.06)		(0.66)	(0.72)	—	—	—	—
Year Ended September 30, 2010	$10.35	(0.05)		1.22	1.17	— (e)	—	—	— (e)
Year Ended September 30, 2009	$10.14	(0.05)		0.27	0.22	(0.01)	—	—	(0.01)
Sterling Capital Small Cap Value Diversified Fund
Year Ended September 30, 2013	$11.80	(0.05)		3.29	3.24	—	(0.15)	—	(0.15)
Year Ended September 30, 2012	$10.69	(0.06)		2.15	2.09	—	(0.98)	—	(0.98)
Year Ended September 30, 2011	$11.17	(0.15)		(0.33)	(0.48)	—	—	—	—
February 1, 2010 to September 30, 2010(f)	$10.55	(0.02)		0.64	0.62	—	—	—	—
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2013	$17.11	(0.08	)(h)	3.45	3.37	—	(0.95)	—	(0.95)
Year Ended September 30, 2012	$14.22	(0.12)		3.32	3.20	—	(0.31)	—	(0.31)
Year Ended September 30, 2011	$14.97	(0.18)		(0.47)	(0.65)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$13.89	(0.16)		1.24	1.08	—	—	—	—
Year Ended September 30, 2009	$14.65	(0.05)		(0.05)	(0.10)	— (e)	(0.57)	(0.09)	(0.66)
Sterling Capital Equity Income Fund
Year Ended September 30, 2013	$15.99	0.16		2.22	2.38	(0.11)	(0.16)	—	(0.27)
Year Ended September 30, 2012	$13.21	0.13		2.72	2.85	(0.07)	—	—	(0.07)
Year Ended September 30, 2011	$13.01	0.14		0.14 (i)	0.28	(0.08)	—	—	(0.08)
Year Ended September 30, 2010	$11.39	0.20		1.57	1.77	(0.15)	—	—	(0.15)
Year Ended September 30, 2009	$12.31	0.22		(0.98)	(0.76)	(0.13)	(0.03)	—	(0.16)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2013	$10.82	0.08		(0.43)	(0.35)	(0.22)	—	—	(0.22)
Year Ended September 30, 2012	$10.75	0.12		0.16	0.28	(0.21)	—	—	(0.21)
Year Ended September 30, 2011	$10.77	0.17		0.04	0.21	(0.23)	—	—	(0.23)
Year Ended September 30, 2010	$10.52	0.21		0.28	0.49	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$10.00	0.25		0.54	0.79	(0.27)	—	—	(0.27)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 10.59%.

(e)	Amount is less than $0.005.

(f)	Period from commencement of operations.

(g)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.50%.

(h)

Net investment loss per share reflects a special dividend which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.55)% per share.

(i)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$13.91	10.83	%(d)	$1,261	1.84%	0.23%		1.94%	164.27%
$12.58	29.55%		$1,638	1.83%	0.24%		1.95%	68.75%
$ 9.73	(5.67)%		$1,922	1.83%	0.18%		1.97%	66.29%
$10.33	4.64%		$3,121	1.83%	0.17%		1.98%	119.85%
$ 9.90	(10.31)%		$4,501	1.82%	0.54%		1.96%	92.97%

$17.76	31.34%		$2,002	1.92%	(0.01)%		1.92%	34.03%
$13.55	25.72%		$1,996	1.93%	(0.01)%		1.95%	21.62%
$10.80	(6.25)%		$2,604	1.93%	(0.45)%		1.97%	38.30%
$11.52	11.32%		$3,796	1.94%	(0.48)%		2.05%	45.02%
$10.35	2.17%		$3,454	1.96%	(0.60)%		2.01%	46.83%

$14.89	27.74%		$425	2.04%	(0.41)%		2.04%	176.62%
$11.80	20.43%		$432	2.08%	(0.53)%		2.11%	32.86%
$10.69	(4.30)%		$571	2.08%	(1.15)%		2.19%	63.02%
$11.17	5.88	%(g)	$932	2.15%	(0.28)%		2.41%	95.89%

$19.53	20.64%		$8,921	1.99%	(0.45	)%(h)	1.99%	53.76%
$17.11	22.76%		$12,466	2.04%	(0.77)%		2.04%	19.38%
$14.22	(4.43)%		$16,582	2.03%	(1.10)%		2.03%	31.51%
$14.97	7.78%		$22,538	2.04%	(1.13)%		2.05%	25.65%
$13.89	1.04%		$24,068	2.03%	(0.39)%		2.04%	45.22%

$18.10	15.13%		$10,335	1.95%	0.94%		1.95%	30.56%
$15.99	21.60%		$12,653	1.93%	0.85%		1.93%	21.30%
$13.21	2.13%		$12,314	1.93%	1.02%		1.93%	16.64%
$13.01	15.59%		$13,959	1.94%	1.67%		1.94%	21.63%
$11.39	(6.05)%		$13,567	1.93%	2.18%		1.95%	37.13%

$10.25	(3.30)%		$533	1.69%	0.77%		1.69%	66.16%
$10.82	2.64%		$896	1.72%	1.10%		1.76%	71.68%
$10.75	1.99%		$1,617	1.71%	1.58%		1.83%	83.62%
$10.77	4.71%		$2,690	1.71%	1.99%		1.84%	83.92%
$10.52	8.01%		$3,256	1.70%	2.42%		1.82%	47.13%

Sterling Capital Funds
Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2013	$11.16	0.21	(0.46)	(0.25)	(0.30)	(0.08)	(0.38)
Year Ended September 30, 2012	$11.06	0.22	0.45	0.67	(0.30)	(0.27)	(0.57)
Year Ended September 30, 2011	$11.33	0.30	0.01	0.31	(0.37)	(0.21)	(0.58)
Year Ended September 30, 2010	$10.78	0.35	0.62	0.97	(0.41)	(0.01)	(0.42)
Year Ended September 30, 2009	$9.89	0.37	0.89	1.26	(0.37)	—	(0.37)
Sterling Capital Strategic Allocation Conservative Fund(b)
Year Ended September 30, 2013	$9.70	0.14	0.29	0.43	(0.15)	—	(0.15)
Year Ended September 30, 2012	$8.76	0.12	0.94	1.06	(0.12)	—	(0.12)
Year Ended September 30, 2011	$9.07	0.15	(0.25)	(0.10)	(0.21)	—	(0.21)
Year Ended September 30, 2010	$8.50	0.20	0.57	0.77	(0.20)	—	(0.20)
Year Ended September 30, 2009	$8.43	0.17	0.21	0.38	(0.17)	(0.14)	(0.31)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2013	$8.94	0.09	0.63	0.72	(0.09)	—	(0.09)
Year Ended September 30, 2012	$7.79	0.07	1.16	1.23	(0.08)	—	(0.08)
Year Ended September 30, 2011	$8.22	0.08	(0.40)	(0.32)	(0.11)	—	(0.11)
Year Ended September 30, 2010	$7.63	0.12	0.59	0.71	(0.12)	—	(0.12)
Year Ended September 30, 2009	$7.62	0.11	0.01	0.12	(0.11)	—	(0.11)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2013	$8.26	0.05	0.86	0.91	(0.05)	—	(0.05)
Year Ended September 30, 2012	$7.03	0.04	1.24	1.28	(0.05)	—	(0.05)
Year Ended September 30, 2011	$7.51	0.04	(0.46)	(0.42)	(0.06)	—	(0.06)
Year Ended September 30, 2010	$6.95	0.08	0.56	0.64	(0.08)	—	(0.08)
Year Ended September 30, 2009	$7.17	0.07	(0.22)	(0.15)	(0.07)	—	(0.07)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.53	(2.25)%	$1,943	1.57%	1.93%	1.59%	149.09%
$11.16	6.33%	$3,132	1.63%	1.97%	1.67%	110.82%
$11.06	2.91%	$3,776	1.70%	2.74%	1.82%	131.87%
$11.33	9.18%	$4,762	1.71%	3.21%	1.83%	122.94%
$10.78	13.03%	$5,362	1.71%	3.62%	1.83%	122.26%

$ 9.98	4.49%	$1,020	1.30%	1.41%	1.44%	60.51%
$ 9.70	12.16%	$1,397	1.44%	1.34%	1.44%	7.99%
$ 8.76	(1.24)%	$1,813	1.37%	1.61%	1.47%	8.36%
$ 9.07	9.15%	$2,403	1.21%	2.25%	1.47%	33.33%
$ 8.50	5.15%	$3,184	1.18%	2.20%	1.43%	21.56%

$ 9.57	8.14%	$3,264	1.28%	0.94%	1.41%	81.00%
$ 8.94	15.80%	$5,184	1.41%	0.87%	1.41%	17.65%
$ 7.79	(4.01)%	$6,560	1.31%	0.96%	1.41%	9.96%
$ 8.22	9.40%	$9,771	1.16%	1.48%	1.41%	47.76%
$ 7.63	1.81%	$11,734	1.13%	1.63%	1.38%	22.46%

$ 9.12	11.04%	$2,986	1.28%	0.53%	1.41%	96.94%
$ 8.26	18.19%	$4,346	1.43%	0.52%	1.43%	20.21%
$ 7.03	(5.68)%	$5,521	1.33%	0.52%	1.43%	9.06%
$ 7.51	9.22%	$8,275	1.17%	1.05%	1.43%	57.35%
$ 6.95	(1.89)%	$9,973	1.15%	1.17%	1.40%	24.08%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Large Cap Value Diversified Fund
Year Ended September 30, 2013	$12.49	0.03		1.32	1.35	(0.03)	—	—	(0.03)
Year Ended September 30, 2012	$ 9.67	0.03		2.82	2.85	(0.03)	—	—	(0.03)
Year Ended September 30, 2011	$10.28	0.01		(0.59)	(0.58)	(0.03)	—	—	(0.03)
Year Ended September 30, 2010	$ 9.85	0.02		0.45	0.47	(0.04)	—	—	(0.04)
Year Ended September 30, 2009	$11.08	0.04		(1.21)	(1.17)	(0.06)	—	—	(0.06)
Sterling Capital Mid Value Fund
Year Ended September 30, 2013	$13.51	0.01		4.23	4.24	(0.03)	—	—	(0.03)
Year Ended September 30, 2012	$10.78	—	(e)	2.76	2.76	(0.03)	—	—	(0.03)
Year Ended September 30, 2011	$11.50	(0.05)		(0.67)	(0.72)	—	—	—	—
Year Ended September 30, 2010	$10.34	(0.05)		1.21	1.16	— (e)	—	—	— (e)
Year Ended September 30, 2009	$10.14	(0.05)		0.26	0.21	(0.01)	—	—	(0.01)
Sterling Capital Small Cap Value Diversified Fund
Year Ended September 30, 2013	$11.79	(0.05)		3.29	3.24	—	(0.15)	—	(0.15)
Year Ended September 30, 2012	$10.69	(0.06)		2.14	2.08	—	(0.98)	—	(0.98)
Year Ended September 30, 2011	$11.17	(0.15)		(0.33)	(0.48)	—	—	—	—
February 1, 2010 to September 30, 2010(f)	$10.55	(0.01)		0.64	0.63	(0.01)	—	—	(0.01)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2013	$17.12	(0.08	)(h)	3.46	3.38	—	(0.95)	—	(0.95)
Year Ended September 30, 2012	$14.23	(0.12)		3.32	3.20	—	(0.31)	—	(0.31)
Year Ended September 30, 2011	$14.98	(0.18)		(0.47)	(0.65)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$13.89	(0.16)		1.25	1.09	—	—	—	—
Year Ended September 30, 2009	$14.66	(0.06)		(0.05)	(0.11)	— (e)	(0.57)	(0.09)	(0.66)
Sterling Capital Equity Income Fund
Year Ended September 30, 2013	$15.92	0.16		2.22	2.38	(0.13)	(0.16)	—	(0.29)
Year Ended September 30, 2012	$13.17	0.13		2.70	2.83	(0.08)	—	—	(0.08)
Year Ended September 30, 2011	$12.98	0.15		0.13 (i)	0.28	(0.09)	—	—	(0.09)
Year Ended September 30, 2010	$11.37	0.21		1.56	1.77	(0.16)	—	—	(0.16)
Year Ended September 30, 2009	$12.30	0.22		(0.99)	(0.77)	(0.13)	(0.03)	—	(0.16)
Sterling Capital Short-Term Bond Fund
Year Ended September 30, 2013	$ 9.47	0.09		(0.09)	—	(0.23)	—	—	(0.23)
February 1, 2012 to September 30, 2012(f)	$ 9.45	0.08		0.10	0.18	(0.16)	—	—	(0.16)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2013	$10.84	0.08		(0.43)	(0.35)	(0.22)	—	—	(0.22)
Year Ended September 30, 2012	$10.77	0.11		0.17	0.28	(0.21)	—	—	(0.21)
Year Ended September 30, 2011	$10.79	0.16		0.05	0.21	(0.23)	—	—	(0.23)
Year Ended September 30, 2010	$10.53	0.21		0.29	0.50	(0.24)	—	—	(0.24)
Year Ended September 30, 2009	$10.01	0.24		0.55	0.79	(0.27)	—	—	(0.27)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 10.72%.

(e)	Amount is less than $0.005.

(f)	Period from commencement of operations.

(g)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.55%.

(h)

Net investment loss per share reflects a special dividend which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.55)% per share.

(i)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$13.81	10.88	%(d)	$199	1.84%	0.21%		1.94%	164.27%
$12.49	29.51%		$167	1.83%	0.22%		1.95%	68.75%
$ 9.67	(5.72)%		$176	1.84%	0.13%		1.99%	66.29%
$10.28	4.75%		$110	1.84%	0.23%		1.99%	119.85%
$ 9.85	(10.43)%		$93	1.81%	0.49%		1.95%	92.97%

$17.72	31.37%		$1,309	1.92%	0.04%		1.92%	34.03%
$13.51	25.67%		$538	1.94%	0.03%		1.95%	21.62%
$10.78	(6.26)%		$398	1.93%	(0.42)%		1.97%	38.30%
$11.50	11.26%		$436	1.95%	(0.42)%		2.06%	45.02%
$10.34	2.08%		$176	1.96%	(0.59)%		2.01%	46.83%

$14.88	27.77%		$216	2.03%	(0.38)%		2.03%	176.62%
$11.79	20.33%		$108	2.08%	(0.52)%		2.11%	32.86%
$10.69	(4.30)%		$81	2.09%	(1.13)%		2.19%	63.02%
$11.17	5.93	%(g)	$57	2.16%	(0.11)%		2.38%	95.89%

$19.55	20.69%		$94,718	1.99%	(0.46	)%(h)	1.99%	53.76%
$17.12	22.75%		$82,536	2.04%	(0.75)%		2.04%	19.38%
$14.23	(4.43)%		$71,564	2.03%	(1.10)%		2.03%	31.51%
$14.98	7.85%		$73,282	2.04%	(1.12)%		2.05%	25.65%
$13.89	0.97%		$58,479	2.03%	(0.51)%		2.04%	45.22%

$18.01	15.17%		$280,841	1.95%	0.93%		1.95%	30.56%
$15.92	21.54%		$194,345	1.94%	0.86%		1.94%	21.30%
$13.17	2.13%		$104,208	1.93%	1.05%		1.93%	16.64%
$12.98	15.62%		$69,549	1.94%	1.69%		1.95%	21.63%
$11.37	(6.10)%		$39,164	1.93%	2.18%		1.95%	37.13%

$ 9.24	(0.03)%		$556	1.52%	1.02%		1.56%	56.09%
$ 9.47	1.90%		$216	1.57%	1.22%		1.57%	85.13%

$10.27	(3.29)%		$1,080	1.68%	0.74%		1.68%	66.16%
$10.84	2.64%		$1,097	1.72%	1.06%		1.75%	71.68%
$10.77	1.99%		$658	1.71%	1.54%		1.83%	83.62%
$10.79	4.80%		$536	1.71%	2.00%		1.84%	83.92%
$10.53	8.00%		$426	1.70%	2.31%		1.82%	47.13%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2013	$11.17	0.21	(0.46)	(0.25)	(0.30)	(0.08)	(0.38)
Year Ended September 30, 2012	$11.07	0.21	0.46	0.67	(0.30)	(0.27)	(0.57)
Year Ended September 30, 2011	$11.34	0.30	0.01	0.31	(0.37)	(0.21)	(0.58)
Year Ended September 30, 2010	$10.79	0.34	0.63	0.97	(0.41)	(0.01)	(0.42)
Year Ended September 30, 2009	$ 9.89	0.37	0.90	1.27	(0.37)	—	(0.37)
Sterling Capital Corporate Fund
February 1, 2013 to September 30, 2013(d)	$10.53	0.18	(0.39)	(0.21)	(0.17)	—	(0.17)
Sterling Capital Securitized Opportunities Fund
February 1, 2013 to September 30, 2013(d)	$10.16	0.08	(0.23)	(0.15)	(0.17)	—	(0.17)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.16	0.16	(0.43)	(0.27)	(0.16)	(0.06)	(0.22)
February 1, 2012 to September 30, 2012(d)	$11.08	0.11	0.09	0.20	(0.12)	—	(0.12)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.56	0.11	(0.45)	(0.34)	(0.11)	(0.15)	(0.26)
February 1, 2012 to September 30, 2012(d)	$11.47	0.09	0.09	0.18	(0.09)	—	(0.09)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.35	0.16	(0.53)	(0.37)	(0.16)	(0.08)	(0.24)
February 1, 2012 to September 30, 2012(d)	$11.25	0.11	0.11	0.22	(0.12)	—	(0.12)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.36	0.13	(0.43)	(0.30)	(0.13)	(0.08)	(0.21)
February 1, 2012 to September 30, 2012(d)	$11.25	0.10	0.11	0.21	(0.10)	—	(0.10)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2013	$12.44	0.15	(0.55)	(0.40)	(0.15)	(0.10)	(0.25)
February 1, 2012 to September 30, 2012(d)	$12.37	0.11	0.07	0.18	(0.11)	—	(0.11)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$10.54	(2.24)%	$5,362	1.57%	1.92%	1.59%	149.09%
$11.17	6.32%	$5,845	1.63%	1.90%	1.66%	110.82%
$11.07	2.91%	$4,224	1.70%	2.68%	1.82%	131.87%
$11.34	9.18%	$2,140	1.71%	3.09%	1.85%	122.94%
$10.79	13.14%	$400	1.71%	3.61%	1.83%	122.26%

$10.15	(2.02)%	$15	1.59%	2.58%	1.59%	99.48%

$ 9.84	(1.49)%	$3	1.64%	1.17%	1.64%	193.21%

$10.67	(2.47)%	$67	1.71%	1.48%	1.71%	22.05%
$11.16	1.82%	$209	1.71%	1.45%	1.71%	16.52%

$10.96	(3.04)%	$1,206	1.70%	0.95%	1.70%	70.60%
$11.56	1.57%	$1,321	1.71%	1.12%	1.71%	34.94%

$10.74	(3.27)%	$4,776	1.67%	1.48%	1.67%	22.38%
$11.35	1.93%	$3,251	1.67%	1.49%	1.67%	19.76%

$10.85	(2.67)%	$899	1.69%	1.14%	1.69%	35.38%
$11.36	1.86%	$507	1.69%	1.29%	1.69%	26.49%

$11.79	(3.25)%	$2,687	1.68%	1.22%	1.68%	40.00%
$12.44	1.48%	$2,884	1.68%	1.36%	1.68%	21.63%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2013	$10.51	0.14	(0.48)	(0.34)	(0.14)	(0.12)	(0.26)
February 1, 2012 to September 30, 2012(d)	$10.38	0.11	0.14	0.25	(0.12)	—	(0.12)
Sterling Capital Strategic Allocation Conservative Fund(e)
Year Ended September 30, 2013	$ 9.64	0.14	0.28	0.42	(0.16)	—	(0.16)
Year Ended September 30, 2012	$ 8.71	0.12	0.94	1.06	(0.13)	—	(0.13)
Year Ended September 30, 2011	$ 9.03	0.15	(0.26)	(0.11)	(0.21)	—	(0.21)
Year Ended September 30, 2010	$ 8.47	0.20	0.57	0.77	(0.21)	—	(0.21)
Year Ended September 30, 2009	$ 8.41	0.17	0.21	0.38	(0.18)	(0.14)	(0.32)
Sterling Capital Strategic Allocation Balanced Fund(e)
Year Ended September 30, 2013	$ 8.98	0.09	0.63	0.72	(0.10)	—	(0.10)
Year Ended September 30, 2012	$ 7.82	0.08	1.16	1.24	(0.08)	—	(0.08)
Year Ended September 30, 2011	$ 8.26	0.08	(0.40)	(0.32)	(0.12)	—	(0.12)
Year Ended September 30, 2010	$ 7.68	0.12	0.59	0.71	(0.13)	—	(0.13)
Year Ended September 30, 2009	$ 7.67	0.11	0.01	0.12	(0.11)	—	(0.11)
Sterling Capital Strategic Allocation Growth Fund(e)
Year Ended September 30, 2013	$ 8.24	0.04	0.87	0.91	(0.06)	—	(0.06)
Year Ended September 30, 2012	$ 7.01	0.04	1.24	1.28	(0.05)	—	(0.05)
Year Ended September 30, 2011	$ 7.50	0.04	(0.46)	(0.42)	(0.07)	—	(0.07)
Year Ended September 30, 2010	$ 6.94	0.08	0.56	0.64	(0.08)	—	(0.08)
Year Ended September 30, 2009	$ 7.17	0.07	(0.22)	(0.15)	(0.08)	—	(0.08)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$ 9.91	(3.28)%	$764	1.68%	1.38%	1.68%	22.18%
$10.51	2.41%	$729	1.64%	1.63%	1.64%	26.70%

$ 9.90	4.40%	$241	1.28%	1.42%	1.44%	60.51%
$ 9.64	12.23%	$207	1.44%	1.33%	1.44%	7.99%
$ 8.71	(1.30)%	$152	1.39%	1.57%	1.47%	8.36%
$ 9.03	9.17%	$127	1.21%	2.28%	1.47%	33.33%
$ 8.47	5.09%	$101	1.17%	2.19%	1.43%	21.56%

$ 9.60	8.10%	$570	1.25%	0.94%	1.41%	81.00%
$ 8.98	15.88%	$420	1.41%	0.91%	1.41%	17.65%
$ 7.82	(3.97)%	$367	1.35%	0.93%	1.42%	9.96%
$ 8.26	9.34%	$186	1.16%	1.49%	1.42%	47.76%
$ 7.68	1.85%	$89	1.13%	1.58%	1.38%	22.46%

$ 9.09	11.07%	$452	1.27%	0.50%	1.43%	96.94%
$ 8.24	18.29%	$294	1.43%	0.55%	1.43%	20.21%
$ 7.01	(5.78)%	$226	1.36%	0.50%	1.43%	9.06%
$ 7.50	9.33%	$157	1.17%	1.07%	1.43%	57.35%
$ 6.94	(1.90)%	$99	1.14%	1.13%	1.39%	24.08%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from investment Activities	Net Investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Large Cap Value Diversified Fund
Year Ended September 30, 2013	$12.87	0.16	1.36	1.52	(0.16)	—	—	(0.16)
Year Ended September 30, 2012	$ 9.95	0.14	2.92	3.06	(0.14)	—	—	(0.14)
Year Ended September 30, 2011	$10.57	0.14	(0.62)	(0.48)	(0.14)	—	—	(0.14)
Year Ended September 30, 2010	$10.13	0.13	0.45	0.58	(0.14)	—	—	(0.14)
Year Ended September 30, 2009	$11.36	0.13	(1.22)	(1.09)	(0.14)	—	—	(0.14)
Sterling Capital Mid Value Fund
Year Ended September 30, 2013	$14.37	0.17	4.50	4.67	(0.13)	—	—	(0.13)
Year Ended September 30, 2012	$11.43	0.14	2.94	3.08	(0.14)	—	—	(0.14)
Year Ended September 30, 2011	$12.14	0.08	(0.71)	(0.63)	(0.08)	—	—	(0.08)
Year Ended September 30, 2010	$10.86	0.07	1.27	1.34	(0.06)	—	—	(0.06)
Year Ended September 30, 2009	$10.56	0.04	0.29	0.33	(0.03)	—	—	(0.03)
Sterling Capital Small Cap Value Diversified Fund
Year Ended September 30, 2013	$12.08	0.08	3.39	3.47	(0.06)	(0.15)	—	(0.21)
Year Ended September 30, 2012	$10.82	0.06	2.18	2.24	—	(0.98)	—	(0.98)
Year Ended September 30, 2011	$11.19	(0.02)	(0.35)	(0.37)	—	—	—	—
Year Ended September 30, 2010	$10.27	0.06	0.92	0.98	(0.06)	—	—	(0.06)
Year Ended September 30, 2009	$ 9.89	0.02	0.65	0.67	—	(0.29)	—	(0.29)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2013	$18.99	0.11 (f)	3.87	3.98	(0.06)	(0.95)	—	(1.01)
Year Ended September 30, 2012	$15.60	0.04	3.66	3.70	—	(0.31)	—	(0.31)
Year Ended September 30, 2011	$16.25	(0.02)	(0.53)	(0.55)	—	(0.10)	—	(0.10)
Year Ended September 30, 2010	$14.92	(0.02)	1.35	1.33	—	—	—	—
Year Ended September 30, 2009	$15.58	0.04	(0.01)	0.03	— (g)	(0.58)	(0.11)	(0.69)
Sterling Capital Equity Income Fund
Year Ended September 30, 2013	$16.06	0.33	2.25	2.58	(0.30)	(0.16)	—	(0.46)
Year Ended September 30, 2012	$13.27	0.28	2.74	3.02	(0.23)	—	—	(0.23)
Year Ended September 30, 2011	$13.07	0.29	0.14 (h)	0.43	(0.23)	—	—	(0.23)
Year Ended September 30, 2010	$11.44	0.33	1.57	1.90	(0.27)	—	—	(0.27)
Year Ended September 30, 2009	$12.37	0.32	(0.99)	(0.67)	(0.23)	(0.03)	—	(0.26)
Sterling Capital Ultra Short Bond Fund
November 30, 2012 to September 30, 2013(i)	$10.00	0.05	(0.01)	0.04	(0.06)	—	—	(0.06)
Sterling Capital Short-Term Bond Fund
Year Ended September 30, 2013	$9.47	0.19	(0.10)	0.09	(0.32)	—	—	(0.32)
Year Ended September 30, 2012	$9.36	0.22	0.24	0.46	(0.35)	—	—	(0.35)
Year Ended September 30, 2011	$9.68	0.20	(0.19)	0.01	(0.33)	—	—	(0.33)
Year Ended September 30, 2010	$9.67	0.19	0.09	0.28	(0.27)	—	—	(0.27)
Year Ended September 30, 2009	$9.54	0.25	0.22	0.47	(0.34)	—	—	(0.34)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.78%.

(e)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 9.10%.

(f)

Net investment income per share reflects a special dividend which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.45% per share.

(g)	Amount is less than $0.005.

(h)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(i)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$14.23	11.94	%(d)	$194,921	0.84%	1.23%		0.94%	164.27%
$12.87	30.89%		$189,252	0.83%	1.22%		0.95%	68.75%
$ 9.95	(4.74)%		$156,832	0.83%	1.18%		0.98%	66.29%
$10.57	5.71%		$183,791	0.84%	1.23%		0.99%	119.85%
$10.13	(9.40)%		$177,725	0.81%	1.51%		0.95%	92.97%

$18.91	32.65%		$548,624	0.92%	1.03%		0.92%	34.03%
$14.37	27.00%		$340,577	0.93%	1.02%		0.95%	21.62%
$11.43	(5.29)%		$299,032	0.93%	0.58%		0.97%	38.30%
$12.14	12.39%		$319,451	0.94%	0.58%		1.05%	45.02%
$10.86	3.21%		$200,331	0.96%	0.44%		1.02%	46.83%

$15.34	29.03%		$101,999	1.04%	0.61%		1.04%	176.62%
$12.08	21.65%		$71,711	1.08%	0.47%		1.11%	32.86%
$10.82	(3.31)%		$64,962	1.08%	(0.14)%		1.19%	63.02%
$11.19	9.59	%(e)	$60,073	1.20%	0.56%		1.42%	95.89%
$10.27	8.68%		$25,790	1.42%	0.23%		1.79%	89.00%

$21.96	21.90%		$452,155	0.99%	0.53	%(f)	0.99%	53.76%
$18.99	23.97%		$386,543	1.04%	0.25%		1.04%	19.38%
$15.60	(3.46)%		$330,913	1.04%	(0.09)%		1.04%	31.51%
$16.25	8.91%		$254,834	1.04%	(0.13)%		1.05%	25.65%
$14.92	1.91%		$228,421	1.03%	0.30%		1.04%	45.22%

$18.18	16.33%		$936,400	0.95%	1.92%		0.95%	30.56%
$16.06	22.80%		$635,360	0.94%	1.86%		0.94%	21.30%
$13.27	3.17%		$392,660	0.93%	2.06%		0.93%	16.64%
$13.07	16.77%		$236,580	0.94%	2.68%		0.95%	21.63%
$11.44	(5.18)%		$177,281	0.93%	3.19%		0.95%	37.13%

$ 9.98	0.35%		$40,625	0.48%	0.65%		0.48%	55.18%

$ 9.24	0.98%		$62,115	0.52%	2.08%		0.56%	56.09%
$ 9.47	4.94%		$47,235	0.56%	2.30%		0.58%	85.13%
$ 9.36	0.05%		$55,680	0.60%	2.07%		0.70%	120.09%
$ 9.68	2.90%		$60,089	0.70%	1.93%		0.86%	55.50%
$ 9.67	4.94%		$59,123	0.70%	2.58%		0.85%	89.57%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investment	Total from Investment Activities	Net investments income	Net realized gains on investments	Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2013	$10.87	0.19	(0.44)	(0.25)	(0.32)	—	(0.32)
Year Ended September 30, 2012	$10.80	0.23	0.16	0.39	(0.32)	—	(0.32)
Year Ended September 30, 2011	$10.82	0.27	0.05	0.32	(0.34)	—	(0.34)
Year Ended September 30, 2010	$10.57	0.32	0.28	0.60	(0.35)	—	(0.35)
Year Ended September 30, 2009	$10.05	0.35	0.55	0.90	(0.38)	—	(0.38)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2013	$11.16	0.32	(0.46)	(0.14)	(0.41)	(0.08)	(0.49)
Year Ended September 30, 2012	$11.06	0.32	0.46	0.78	(0.41)	(0.27)	(0.68)
Year Ended September 30, 2011	$11.33	0.41	0.01	0.42	(0.48)	(0.21)	(0.69)
Year Ended September 30, 2010	$10.78	0.46	0.62	1.08	(0.52)	(0.01)	(0.53)
Year Ended September 30, 2009	$ 9.89	0.47	0.89	1.36	(0.47)	—	(0.47)
Sterling Capital Corporate Fund
Year Ended September 30, 2013	$10.70	0.37	(0.44)	(0.07)	(0.37)	(0.11)	(0.48)
Year Ended September 30, 2012	$ 9.94	0.36	0.77	1.13	(0.36)	(0.01)	(0.37)
June 30, 2011 to September 30, 2011(d)	$10.00	0.08	(0.07)	0.01	(0.07)	—	(0.07)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2013	$10.29	0.24	(0.34)	(0.10)	(0.34)	—	(0.34)
Year Ended September 30, 2012	$10.11	0.26	0.30	0.56	(0.37)	(0.01)	(0.38)
June 30, 2011 to September 30, 2011(d)	$10.00	0.06	0.12	0.18	(0.07)	—	(0.07)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.15	0.27	(0.44)	(0.17)	(0.27)	(0.06)	(0.33)
Year Ended September 30, 2012	$10.79	0.29	0.39	0.68	(0.29)	(0.03)	(0.32)
Year Ended September 30, 2011	$10.81	0.32	0.03 (e)	0.35	(0.32)	(0.05)	(0.37)
Year Ended September 30, 2010	$10.67	0.32	0.24	0.56	(0.32)	(0.10)	(0.42)
Year Ended September 30, 2009	$ 9.87	0.35	0.90	1.25	(0.35)	(0.10)	(0.45)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.58	0.22	(0.46)	(0.24)	(0.22)	(0.15)	(0.37)
Year Ended September 30, 2012	$11.25	0.26	0.41	0.67	(0.26)	(0.08)	(0.34)
Year Ended September 30, 2011	$11.22	0.31	0.06	0.37	(0.30)	(0.04)	(0.34)
Year Ended September 30, 2010	$10.99	0.30	0.23	0.53	(0.30)	— (f)	(0.30)
Year Ended September 30, 2009	$10.06	0.33	1.01	1.34	(0.33)	(0.08)	(0.41)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.36	0.28	(0.54)	(0.26)	(0.28)	(0.08)	(0.36)
Year Ended September 30, 2012	$11.02	0.30	0.40	0.70	(0.29)	(0.07)	(0.36)
Year Ended September 30, 2011	$11.01	0.31	0.07	0.38	(0.31)	(0.06)	(0.37)
Year Ended September 30, 2010	$10.87	0.33	0.20	0.53	(0.33)	(0.06)	(0.39)
Year Ended September 30, 2009	$10.09	0.36	0.88	1.24	(0.36)	(0.10)	(0.46)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$10.30	(2.30)%	$46,686	0.68%	1.76%	0.68%	66.16%
$10.87	3.67%	$77,460	0.72%	2.12%	0.77%	71.68%
$10.80	3.02%	$155,814	0.71%	2.55%	0.83%	83.62%
$10.82	5.74%	$176,096	0.71%	3.00%	0.84%	83.92%
$10.57	9.06%	$177,141	0.70%	3.35%	0.82%	47.13%

$10.53	(1.26)%	$436,641	0.57%	2.93%	0.59%	149.09%
$11.16	7.39%	$514,368	0.62%	2.90%	0.66%	110.82%
$11.06	3.94%	$383,070	0.70%	3.73%	0.82%	131.87%
$11.33	10.27%	$383,868	0.71%	4.19%	0.84%	122.94%
$10.78	14.16%	$339,730	0.71%	4.61%	0.83%	122.26%

$10.15	(0.65)%	$85,609	0.51%	3.54%	0.59%	99.48%
$10.70	11.54%	$92,946	0.34%	3.52%	0.59%	73.74%
$9.94	0.12%	$46,328	0.30%	3.27%	0.58%	6.86%

$9.85	(0.97)%	$58,503	0.51%	2.33%	0.62%	193.21%
$10.29	5.61%	$88,523	0.34%	2.54%	0.59%	113.69%
$10.11	1.84%	$33,905	0.34%	2.50%	0.64%	26.17%

$10.65	(1.59)%	$11,859	0.71%	2.47%	0.71%	22.05%
$11.15	6.39%	$14,546	0.70%	2.68%	0.72%	16.52%
$10.79	3.34%	$13,757	0.68%	3.01%	0.79%	15.73%
$10.81	5.42%	$15,284	0.69%	3.01%	0.90%	20.68%
$10.67	13.00%	$12,814	0.67%	3.44%	0.87%	33.56%

$10.97	(2.14)%	$34,574	0.70%	1.94%	0.70%	70.60%
$11.58	6.05%	$33,974	0.70%	2.31%	0.72%	34.94%
$11.25	3.44%	$25,174	0.67%	2.77%	0.78%	21.89%
$11.22	4.97%	$26,322	0.68%	2.77%	0.89%	12.26%
$10.99	13.70%	$20,704	0.65%	3.10%	0.87%	37.11%

$10.74	(2.38)%	$159,039	0.67%	2.49%	0.67%	22.38%
$11.36	6.51%	$190,055	0.67%	2.64%	0.67%	19.76%
$11.02	3.60%	$161,486	0.67%	2.92%	0.72%	15.15%
$11.01	5.05%	$147,848	0.68%	3.05%	0.84%	19.19%
$10.87	12.63%	$130,113	0.67%	3.42%	0.82%	38.42%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2013	$11.28	0.24	(0.42)	(0.18)	(0.24)	(0.08)	(0.32)
Year Ended September 30, 2012	$10.90	0.27	0.45	0.72	(0.27)	(0.07)	(0.34)
Year Ended September 30, 2011	$10.86	0.29	0.06	0.35	(0.28)	(0.03)	(0.31)
Year Ended September 30, 2010	$10.61	0.32	0.25	0.57	(0.32)	—	(0.32)
Year Ended September 30, 2009	$9.89	0.35	0.89	1.24	(0.35)	(0.17)	(0.52)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2013	$12.44	0.27	(0.55)	(0.28)	(0.27)	(0.10)	(0.37)
Year Ended September 30, 2012	$12.12	0.31	0.39	0.70	(0.31)	(0.07)	(0.38)
Year Ended September 30, 2011	$12.14	0.34	0.02	0.36	(0.34)	(0.04)	(0.38)
Year Ended September 30, 2010	$12.07	0.36	0.18	0.54	(0.36)	(0.11)	(0.47)
Year Ended September 30, 2009	$11.10	0.39	1.06	1.45	(0.39)	(0.09)	(0.48)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2013	$10.52	0.24	(0.48)	(0.24)	(0.24)	(0.12)	(0.36)
Year Ended September 30, 2012	$10.17	0.29	0.39	0.68	(0.29)	(0.04)	(0.33)
Year Ended September 30, 2011	$10.18	0.34	—	0.34	(0.34)	(0.01)	(0.35)
Year Ended September 30, 2010	$10.05	0.36	0.15	0.51	(0.36)	(0.02)	(0.38)
Year Ended September 30, 2009	$9.37	0.36	0.68	1.04	(0.35)	(0.01)	(0.36)
Sterling Capital Strategic Allocation Conservative Fund(b)
Year Ended September 30, 2013	$9.79	0.24	0.28	0.52	(0.26)	—	(0.26)
Year Ended September 30, 2012	$8.83	0.22	0.96	1.18	(0.22)	—	(0.22)
Year Ended September 30, 2011	$9.15	0.25	(0.27)	(0.02)	(0.30)	—	(0.30)
Year Ended September 30, 2010	$8.58	0.29	0.57	0.86	(0.29)	—	(0.29)
Year Ended September 30, 2009	$8.50	0.30	0.17	0.47	(0.25)	(0.14)	(0.39)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2013	$9.18	0.18	0.66	0.84	(0.19)	—	(0.19)
Year Ended September 30, 2012	$8.00	0.17	1.18	1.35	(0.17)	—	(0.17)
Year Ended September 30, 2011	$8.44	0.19	(0.43)	(0.24)	(0.20)	—	(0.20)
Year Ended September 30, 2010	$7.83	0.20	0.61	0.81	(0.20)	—	(0.20)
Year Ended September 30, 2009	$7.81	0.24	(0.04)	0.20	(0.18)	—	(0.18)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2013	$8.48	0.13	0.90	1.03	(0.14)	—	(0.14)
Year Ended September 30, 2012	$7.21	0.12	1.27	1.39	(0.12)	—	(0.12)
Year Ended September 30, 2011	$7.70	0.13	(0.49)	(0.36)	(0.13)	—	(0.13)
Year Ended September 30, 2010	$7.12	0.15	0.58	0.73	(0.15)	—	(0.15)
Year Ended September 30, 2009	$7.34	0.22	(0.31)	(0.09)	(0.13)	—	(0.13)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.78	(1.62)%	$49,340	0.69%	2.17%	0.69%	35.38%
$11.28	6.68%	$52,526	0.70%	2.41%	0.70%	26.49%
$10.90	3.37%	$39,863	0.71%	2.68%	0.76%	25.83%
$10.86	5.53%	$30,183	0.73%	3.05%	0.89%	14.60%
$10.61	13.01%	$17,274	0.73%	3.45%	0.88%	42.06%

$11.79	(2.28)%	$81,703	0.68%	2.23%	0.68%	40.00%
$12.44	5.87%	$91,770	0.68%	2.50%	0.68%	21.63%
$12.12	3.11%	$78,535	0.68%	2.90%	0.73%	15.33%
$12.14	4.65%	$77,222	0.69%	3.05%	0.85%	9.54%
$12.07	13.39%	$71,599	0.67%	3.36%	0.82%	35.90%

$9.92	(2.30)%	$68,936	0.68%	2.38%	0.68%	22.18%
$10.52	6.85%	$85,125	0.68%	2.85%	0.68%	26.70%
$10.17	3.48%	$72,451	0.69%	3.44%	0.69%	23.34%
$10.18	5.13%	$70,760	0.69%	3.58%	0.70%	6.60%
$10.05	11.41%	$63,599	0.68%	3.71%	0.68%	24.19%

$10.05	5.35%	$3,153	0.29%	2.42%	0.44%	60.51%
$9.79	13.47%	$3,346	0.44%	2.33%	0.44%	7.99%
$8.83	(0.31)%	$3,954	0.37%	2.61%	0.47%	8.36%
$9.15	10.22%	$4,798	0.21%	3.26%	0.47%	33.33%
$8.58	6.28%	$5,316	0.14%	3.84%	0.39%	21.56%

$9.83	9.28%	$321	0.26%	1.85%	0.39%	81.00%
$9.18	16.94%	$474	0.42%	1.98%	0.42%	17.65%
$8.00	(3.02)%	$475	0.29%	2.13%	0.41%	9.96%
$8.44	10.53%	$1,169	0.16%	2.52%	0.41%	47.76%
$7.83	2.91%	$1,322	0.13%	3.61%	0.38%	22.46%

$9.37	12.27%	$1,007	0.28%	1.46%	0.42%	96.94%
$8.48	19.40%	$936	0.43%	1.54%	0.43%	20.21%
$7.21	(4.86)%	$1,127	0.32%	1.62%	0.43%	9.06%
$7.70	10.39%	$1,684	0.17%	2.05%	0.43%	57.35%
$7.12	(0.87)%	$1,650	0.14%	3.54%	0.38%	24.08%

Sterling Capital Funds
Financial Highlights, Class R Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (loss) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Mid Value Fund
Year Ended September 30, 2013	$14.20	(0.18)	4.51	4.33	(0.06)	—	(0.06)
Year Ended September 30, 2012	$11.36	0.08	2.90	2.98	(0.14)	—	(0.14)
Year Ended September 30, 2011	$12.12	0.05	(0.73)	(0.68)	(0.08)	—	(0.08)
February 1, 2010 to September 30, 2010(e)	$11.11	0.03	1.01	1.04	(0.03)	—	(0.03)

Sterling Capital Small Cap Value Diversified Fund
Year Ended September 30, 2013	$12.03	0.03	3.36	3.39	(0.06)	(0.15)	(0.21)
Year Ended September 30, 2012	$10.79	0.05	2.17	2.22	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.18	(0.02)	(0.37)	(0.39)	—	—	—
February 1, 2010 to September 30, 2010(e)	$10.55	0.06	0.62	0.68	(0.05)	—	(0.05)

Sterling Capital Special Opportunities Fund
Year Ended September 30, 2013	$18.83	0.01 (g)	3.83	3.84	—	(0.95)	(0.95)
Year Ended September 30, 2012	$15.54	(0.04)	3.64	3.60	—	(0.31)	(0.31)
Year Ended September 30, 2011	$16.26	(0.11)	(0.51)	(0.62)	—	(0.10)	(0.10)
February 1, 2010 to September 30, 2010(e)	$15.32	(0.03)	0.97	0.94	—	—	—

Sterling Capital Equity Income Fund
Year Ended September 30, 2013	$15.95	0.24	2.22	2.46	(0.21)	(0.16)	(0.37)
Year Ended September 30, 2012	$13.19	0.20	2.72	2.92	(0.16)	—	(0.16)
Year Ended September 30, 2011	$13.03	0.24	0.13	0.37	(0.21)	—	(0.21)
February 1, 2010 to September 30, 2010(e)	$11.94	0.23	1.04	1.27	(0.18)	—	(0.18)

Sterling Capital Total Return Bond Fund
Year Ended September 30, 2013	$11.11	0.25	(0.45)	(0.20)	(0.35)	(0.08)	(0.43)
Year Ended September 30, 2012	$11.02	0.26	0.46	0.72	(0.36)	(0.27)	(0.63)
Year Ended September 30, 2011	$11.32	0.37	(0.03)	0.34	(0.43)	(0.21)	(0.64)
February 1, 2010 to September 30, 2010(e)	$10.87	0.25	0.50	0.75	(0.30)	—	(0.30)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net Assets are below $1,000.

(e)	Period from commencement of operations.

(f)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 6.08%.

(g)

Net investment income per share reflects a special dividend which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.05)% per share.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge)(b)		Net Assets, End of Period (000)		Ratio of net expenses to average net assets(c)	Ratio of net investment income loss to average net assets(c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$18.47	30.65%		$—	(d)	1.42%	(1.04)%		1.42%	34.03%
$14.20	26.17%		$—	(d)	1.44%	0.59%		1.44%	21.62%
$11.36	(5.71)%		$—	(d)	1.44%	0.36%		1.56%	38.30%
$12.12	9.47%		$—	(d)	1.44%	0.42%		1.68%	45.02%

$15.21	28.48%		$—	(d)	1.55%	0.24%		1.55%	176.62%
$12.03	21.49%		$—	(d)	1.57%	0.44%		1.59%	32.86%
$10.79	(3.49)%		$—	(d)	1.57%	(0.12)%		1.58%	63.02%
$11.18	6.46	%(f)	$—	(d)	1.65%	0.82%		3.44%	95.89%

$21.72	21.28%		$450		1.49%	0.04	%(g)	1.49%	53.76%
$18.83	23.41%		$357		1.54%	(0.25)%		1.54%	19.38%
$15.54	(3.95)%		$289		1.54%	(0.62)%		1.54%	31.51%
$16.26	6.20%		$—	(d)	1.54%	(0.29)%		1.57%	25.65%

$18.04	15.69%		$2,781		1.45%	1.40%		1.45%	30.56%
$15.95	22.19%		$1,454		1.44%	1.35%		1.44%	21.30%
$13.19	2.74%		$604		1.43%	1.72%		1.43%	16.64%
$13.03	10.76%		$—	(d)	1.45%	2.86%		1.49%	21.63%

$10.48	(1.83)%		$5		1.07%	2.34%		1.08%	149.09%
$11.11	6.79%		$6		1.12%	2.41%		1.16%	110.82%
$11.02	3.24%		$6		1.20%	3.32%		1.33%	131.87%
$11.32	7.03%		$42		1.21%	3.45%		1.37%	122.94%

Sterling Capital Funds

Notes to Financial Statements
September 30, 2013

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

As of the date of these financial statements, the Trust offers shares of Sterling Capital Large Cap Value Diversified Fund (formerly known as Sterling Capital Select Equity Fund), Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund (formerly known as Sterling Capital Small Value Fund), Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund (referred to individually as a “Fund” and collectively as the “Funds”). Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund are referred to as the “Funds of Funds.” The Funds, excluding the Funds of Funds, are referred to as the “Variable Net Asset Value Funds.” The Funds of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds, other than the Tax-Free Funds, are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

By owning shares of underlying investment companies, each of the Funds of Funds invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Funds of Funds with exposure to underlying equity funds may include funds that invest in real estate of other similar securities. In addition, underlying investment companies may invest in derivatives.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2013, the Funds discussed herein offered up to five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. Class B Shares of the Funds are closed to new accounts and additional purchases by existing shareholders. Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund converted Class S Shares into Institutional Shares effective February 1, 2013. Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital Total Return Bond Fund offer Class R Shares. Class B Shares automatically convert to Class A Shares after eight years. Class A Shares of the Variable Net Asset Value Funds and Funds of Funds, excluding Sterling Capital Ultra Short Bond Fund, Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds, have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Ultra Short Bond Fund has a maximum sales charge of 0.50%, Class A Shares of Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds have a maximum sales charge of 2.00%, as a percentage of the original purchase price. Prior to February 1, 2013 for Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, and the Tax-Free Funds, the maximum sales charge on Class A Shares were 2.50%. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase for all Funds except Tax-Free Funds, Intermediate U.S. Government Fund and Short-Term Bond Fund. With respect to Tax-Free Funds, Intermediate U.S. Government Fund and Short-Term Bond Fund, sales over $500,000 are not subject to a sales load but will be subject to a CDSC of 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. In addition, a CDSC of up to 1.00% of the purchase price of Class A Shares will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: employees of the Trust, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) and its

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

affiliates purchased prior to February 1, 2012. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. The Class B Shares of the Funds will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Recent Accounting Standards — In June 2013, the Financial Accounting Standards Board issued Accounting Standard Update No. 2013-08 (“ASU No. 2013-08”) that creates a two-tiered approach to assess whether an entity is an investment company. ASU No. 2013-08 will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. ASU No. 2013-08 is effective for financial statements with fiscal years beginning after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Securities Valuation — Investments in securities held by the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Short-term obligations without significant credit risk that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board. At September 30, 2013, Sterling Capital Special Opportunities Fund has a written option valued by Pricing Committee recorded at fair value of $3,000 and represents 0.000% of net assets.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the fiscal year ended September 30, 2013, there were no significant changes to the valuation policies and procedures.

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2013 is as follows:

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Large Cap Value Diversified Fund	$224,594,940(a)	$—	$—	$224,594,940
Sterling Capital Mid Value Fund	590,024,143(a)	—	—	590,024,143
Sterling Capital Small Cap Value Diversified Fund	112,028,312(a)	—	—	112,028,312
Sterling Capital Special Opportunities Fund	827,451,705(a)	—	—	827,451,705
Sterling Capital Equity Income Fund	1,936,814,424(a)	—	—	1,936,814,424
Sterling Capital Ultra Short Bond Fund	716,735(b)	55,336,393(a)	—	56,053,128
Sterling Capital Short-Term Bond Fund	1,645,978(b)	74,844,033(a)	—	76,490,011
Sterling Capital Intermediate U.S. Government Fund	557,710(b)	57,753,659(a)	—	58,311,369
Sterling Capital Total Return Bond Fund	9,344,471(b)	490,473,780(a)	—	499,818,251
Sterling Capital Corporate Fund	3,909,046(b)	81,300,220(a)	—	85,209,266
Sterling Capital Securitized Opportunities Fund	1,989,852(b)	63,750,041(a)	—	65,739,893
Sterling Capital Kentucky Intermediate Tax-Free Fund	549,575(b)	17,071,379(a)	—	17,620,954
Sterling Capital Maryland Intermediate Tax-Free Fund	1,916,989(b)	41,644,534(a)	—	43,561,523
Sterling Capital North Carolina Intermediate Tax-Free Fund	798,336(b)	212,241,817(a)	—	213,040,153
Sterling Capital South Carolina Intermediate Tax-Free Fund	1,126,531(b)	70,039,566(a)	—	71,166,097
Sterling Capital Virginia Intermediate Tax-Free Fund	3,437,170(b)	129,187,066(a)	—	132,624,236
Sterling Capital West Virginia Intermediate Tax-Free Fund	3,577,683(b)	101,874,150(a)	—	105,451,833
Sterling Capital Strategic Allocation Conservative Fund	18,774,528(a)	—	—	18,774,528
Sterling Capital Strategic Allocation Balanced Fund	34,831,657(a)	—	—	34,831,657
Sterling Capital Strategic Allocation Growth Fund	26,285,803(a)	—	—	26,285,803

Liabilities:
Other Financial Instruments-
Written Options (Equity Risk)
Sterling Capital Special Opportunities Fund (c)	$1,163,900	$3,000	$—	$1,166,900

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	Represents money market funds and/or certain preferred stocks.
(c)	Other financial instruments are written options shown at value.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the fiscal year ended September 30, 2013.

Options Contracts — Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by them. These transactions are entered into to hedge against changes in security prices (equity risk) or for the purposes of earning additional income (i.e., speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

In writing an option, the Funds contract with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, the Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Special Opportunities and Sterling Capital Equity Income Funds invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding. Details of written option activity for the fiscal year ended September 30, 2013 are as follows:

	Sterling Capital
	Special		Sterling Capital
	Opportunities		Equity
	Fund		Income Fund
	Number of	Premiums	Number of	Premiums
Covered Call Options	Contracts	Received	Contracts	Received
Balance at beginning of year.	9,228	$1,059,728	8,813	$640,609
Options written	16,404	2,026,574	7,256	726,549
Options closed	(7,319)	(997,824)	(8,328)	(495,142)
Options expired	(7,078)	(735,359)	(1,900)	(154,638)
Options exercised	(7,500)	(633,304)	(5,841)	(717,378)
Options split	475	—	—	—

Balance at end of year	4,210	$719,815	—	$—

The following is a summary of written call options outstanding as of September 30, 2013:

	Number of Contracts	Value
Sterling Capital Special Opportunities Fund
Apple, Inc., $550.00, 4/19/14	60	$(95,400)
Broadcom Corp., Class A, $42.00, 11/16/13(a)	1,000	(3,000)
EOG Resources, Inc., $165.00, 10/19/13	700	(437,500)
EOG Resources, Inc., $175.00, 1/18/14	450	(342,000)
Robert Half International, Inc., $40.00, 12/21/13	1,000	(135,000)
UnitedHealth Group, Inc., $75.00, 12/21/13	1,000	(154,000)

	4,210	$(1,166,900)

(a)	Security was fair valued under methods approved by the Board.

Derivative Instruments Categorized by Risk Exposure — Sterling Capital Special Opportunities Fund’s derivative contracts held at September 30, 2013, are not accounted for as hedging instruments under U.S. GAAP. The following is a summary of the location of the derivative instruments held by the Funds on the Statements of Assets and Liabilities and the category of primary risk exposure as of September 30, 2013:

FairValues of Derivative Instruments	Statements of Assets and Liabilities Location	Sterling Capital Special Opportunities Fund
Liabilities
Equity contracts	Call options written	$1,166,900

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

The effect of derivative financial instruments on the Statements of Operations for the fiscal year ended September 30, 2013:

Net Realized Gain	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Written options (equity contracts)	$121,014	$498,868

Net Change in Unrealized Appreciation (Depreciation)	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Written options (equity contracts)	$139,446	$766,221

For the fiscal year ended September 30, 2013, the average quarterly balance of derivative financial instruments were as follows:

	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Written Options (Equity Risk)
Average number of written option contracts	4,570	2,082
Average premium	$531,036	$124,154

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. Sterling Capital Large Cap Value Diversified Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund, Sterling Capital Special Opportunities Fund, and Sterling Capital Equity Income Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each

Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses that are attributable to both the Trust and the Sterling Capital Variable Insurance Funds are allocated across the Funds and Sterling Capital Variable Insurance Funds, based upon relative net assets or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Ultra Short Bond Fund, Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Bond Fund, Sterling Capital Securitized Opportunities Fund and the Tax-Free Funds. Dividends from net investment income are declared and paid quarterly for Sterling Capital Large Cap Value Diversified Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and the Funds of Funds if the annualized yield of the distribution exceeds an amount determined annually by the Board. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Offering Costs — Offering costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. Government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2013 were as follows:

	Purchases	Sales
Sterling Capital Large Cap Value Diversified Fund	$354,569,492	$370,844,393
Sterling Capital Mid Value Fund	226,129,280	140,489,089
Sterling Capital Small Cap Value Diversified Fund	169,243,386	158,775,820
Sterling Capital Special Opportunities Fund	369,232,125	357,369,440
Sterling Capital Equity Income Fund	815,896,425	405,638,867
Sterling Capital Ultra Short Bond Fund	82,093,641	24,013,922
Sterling Capital Short-Term Bond Fund	63,067,837	36,569,987
Sterling Capital Intermediate U.S. Government Fund	4,756,962	16,470,914
Sterling Capital Total Return Bond Fund	639,228,014	651,926,014
Sterling Capital Corporate Fund	93,908,907	95,071,004
Sterling Capital Securitized Opportunities Fund	135,366,198	151,386,686
Sterling Capital Kentucky Intermediate Tax-Free Fund	5,220,411	12,330,734
Sterling Capital Maryland Intermediate Tax-Free Fund	32,058,025	31,448,358
Sterling Capital North Carolina Intermediate Tax-Free Fund	54,203,621	78,711,279
Sterling Capital South Carolina Intermediate Tax-Free Fund	29,714,304	26,617,603
Sterling Capital Virginia Intermediate Tax-Free Fund	56,198,742	61,953,890
Sterling Capital West Virginia Intermediate Tax-Free Fund	25,726,860	41,049,336
Sterling Capital Strategic Allocation Conservative Fund	11,264,748	12,186,898
Sterling Capital Strategic Allocation Balanced Fund	27,148,316	28,911,943
Sterling Capital Strategic Allocation Growth Fund	23,757,206	24,220,141

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

Purchases and sales of U.S. Government Securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2013 were as follows:

	Purchases	Sales
Sterling Capital Short-Term Bond Fund	$405,840	$405,823
Sterling Capital Intermediate U.S. Government Fund	44,673,305	57,177,429
Sterling Capital Total Return Bond Fund	196,680,359	186,157,733
Sterling Capital Corporate Fund	1,232,389	1,226,035
Sterling Capital Securitized Opportunities Fund	17,992,018	13,365,224

4.	Investments in Affiliated Issuers:

A summary of the Funds’ transactions in the shares of affiliated issuers during the fiscal year ended September 30, 2013 is set forth below:

	Shares Held at September 30, 2012	Shares Purchased	Shares Sold	Shares Held at September 30, 2013	Value at September 30, 2013	Dividend Income October 1, 2012- September 30, 2013	Distributions and Net Realized Gain (Loss) October 1, 2012- September 30, 2013
Sterling Capital Strategic Allocation Conservative Fund
Sterling Capital Equity Income Fund, Institutional Class	32,730	215,906	41,302	207,334	$3,769,324	$47,794	$48,363
Sterling Capital Mid Value Fund, Institutional Class	50,109	—	50,109	—	—	2,456	415,011
Sterling Capital Large Cap Value Diversified Fund, Institutional Class	112,321	18,454	130,775	—	—	7,613	356,600
Sterling Capital Small Cap Value Diversified Fund, Institutional Class	14,866	179	15,045	—	—	—	36,555
Sterling Capital Special Opportunities Fund, Institutional Class	17,928	187,834	31,121	174,641	3,835,116	819	62,610
Sterling Capital Total Return Bond Fund, Institutional Class	958,838	161,211	89,282	1,030,767	10,853,980	409,274	65,437
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	477,966	20,566,389	21,044,355	—	—	41	—
Sterling Capital Ultra Short Bond Fund, Institutional Class	—	62,691	62,691	—	—	392	(298)

Total Affiliates	1,664,758	21,212,664	21,464,680	1,412,742	$18,458,420	$468,389	$984,278

Sterling Capital Strategic Allocation Balanced Fund
Sterling Capital Equity Income Fund, Institutional Class	87,512	579,727	93,727	573,512	$10,426,456	$128,670	$103,496
Sterling Capital Mid Value Fund, Institutional Class	134,044	—	134,044	—	—	6,384	1,029,081
Sterling Capital Large Cap Value Diversified Fund, Institutional Class	300,570	48,975	349,545	—	—	20,347	966,790

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

	Shares Held at September 30, 2012	Shares Purchased	Shares Sold	Shares Held at September 30, 2013	Value at September 30, 2013	Dividend Income October 1, 2012- September 30, 2013	Distributions and Net Realized Gain (Loss) October 1, 2012- September 30, 2013
Sterling Capital Small Cap Value Diversified Fund, Institutional Class	39,791	478	40,269	—	$—	$—	$95,415
Sterling Capital Special Opportunities Fund, Institutional Class	47,953	500,098	64,996	483,055	10,607,895	2,098	108,777
Sterling Capital Total Return Bond Fund, Institutional Class	1,079,666	273,368	107,684	1,245,350	13,113,537	470,704	83,232
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	695,238	23,952,005	24,647,243	—	—	66	—
Sterling Capital Ultra Short Bond Fund, Institutional Class	—	55,154	55,154	—	—	539	(151)

Total Affiliates	2,384,774	25,409,805	25,492,662	2,301,917	$34,147,888	$628,808	$2,386,640

Sterling Capital Strategic Allocation Growth Fund
Sterling Capital Equity Income Fund, Institutional Class	77,829	524,166	60,981	541,014	$9,835,643	$119,470	$59,089
Sterling Capital Mid Value Fund, Institutional Class	119,207	—	119,207	—	—	6,292	913,825
Sterling Capital Large Cap Value Diversified Fund, Institutional Class	267,337	78,418	345,755	—	—	19,504	866,774
Sterling Capital Small Cap Value Diversified Fund, Institutional Class	35,401	426	35,827	—	—	—	89,722
Sterling Capital Special Opportunities Fund, Institutional Class	42,644	462,320	49,262	455,702	10,007,224	2,095	86,894
Sterling Capital Total Return Bond Fund, Institutional Class	412,720	226,238	70,139	568,819	5,989,668	197,643	26,385
Sterling Capital U.S. Treasury Money Market Fund, Institutional Class	524,724	17,199,969	17,724,693	—	—	53	—
Sterling Capital Ultra Short Bond Fund, Institutional Class	—	49,147	49,147	—	—	525	(119)

Total Affiliates	1,479,862	18,540,684	18,455,011	1,565,535	$25,832,535	$345,582	$2,042,570

5.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital waived investment advisory fees are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2013:

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

	Prior to February 1, 2013			Effective February 1, 2013
		Fee Rate after			Fee Rate after
	Contractual	Contractual		Contractual	Contractual
	Fee Rate	Waivers		Fee Rate	Waivers
Sterling Capital Large Cap Value Diversified Fund	0.70%	0.60	%(1)	0.70%	0.60	%(2)
Sterling Capital Mid Value Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Small Cap Value Diversified Fund	0.80%	0.80%		0.75%	0.75%
Sterling Capital Special Opportunities Fund	0.80%	0.80%		0.75%	0.75%
Sterling Capital Equity Income Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Ultra Short Bond Fund	0.20%	0.20%		0.20%	0.20%
Sterling Capital Short-Term Bond Fund	0.30%	0.30%		0.30%	0.25	%(2)
Sterling Capital Intermediate U.S. Government Fund	0.48%	0.48%		0.43%	0.43%
Sterling Capital Total Return Bond Fund	0.37%	0.37%		0.37%	0.34	%(2)
Sterling Capital Corporate Fund	0.40%	0.15	%(3)	0.35%	0.35%
Sterling Capital Securitized Opportunities Fund	0.40%	0.15	%(3)	0.35%	0.35%
Sterling Capital Kentucky Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital Maryland Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital Virginia Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital Strategic Allocation Conservative Fund	0.25%	0.25%		0.25%	0.00	%(2)
Sterling Capital Strategic Allocation Balanced Fund	0.25%	0.25%		0.25%	0.00	%(2)
Sterling Capital Strategic Allocation Growth Fund	0.25%	0.25%		0.25%	0.00	%(2)

(1)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2012 through January 31, 2013.
(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from March 1, 2013 through January 31, 2014.
(3)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from June 30, 2011 through January 31, 2013.

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds (except the Funds of Funds) pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds and the Sterling Capital Variable Insurance Funds, excluding the assets of the Funds of Funds, at a rate at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees.”

Prior to September 19, 2013, Sterling Capital’s Chief Compliance Officer (“CCO”) served as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees.”

For the fiscal year ended September 30, 2013, the Funds paid $74,419 in brokerage fees to BB&T Securities LLC (formerly known as Scott & Stringfellow LLC) on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (“the Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25%, 1.00%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class B Shares, Class C Shares, and Class R Shares, respectively. The Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2013, the Distributor received $1,047,132 from commissions earned on sales of shares of the Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the fiscal year ended September 30, 2013 were $351,833. The fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

Sterling Capital and/or its affiliates may pay out of their own bona fide profits compensation to broker-dealers and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that a Fund will receive for the sale of shares.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $44,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. The Trustee who is an interested person, as defined in the 1940 Act, of the Trust, but not affiliated with Sterling Capital is compensated at the annual rate of $44,000 plus $4,000 for each regularly scheduled quarterly meeting attended, $3,200 for each special meeting attended in person and $1,200 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Trust and the Sterling Capital Variable Insurance Funds based upon relative net assets.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (“the Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate commitment amount of $50,000,000 has been made available for use by all funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement expires on March 31, 2014. During the fiscal year ended September 30, 2013 the following Funds utilized lines of credit:

	Average	Average	Number of	Interest Expense	Maximum Amount
	Interest Rate	Loan Balance	Days Outstanding	Incurred	Borrowed
Sterling Capital Securitized Opportunities Fund	1.25%	$555,000	1	$19	$555,000
Sterling Capital South Carolina Intermediate Tax-Free Fund	1.25%	834,000	3	87	834,000
Sterling Capital Virginia Intermediate Tax- Free Fund	1.25%	470,000	1	16	470,000

8.	Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company (“RIC”) by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the period, the Funds did not incur any interest or penalties.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) are carried forward indefinitely. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

At September 30, 2013, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

	Amount With No Expiration*
	Short-term	Long-term
	Losses	Losses	Amount	Expires
Sterling Capital Large Cap Value Diversified Fund	$—	$—	$53,582,400	2017
Sterling Capital Large Cap Value Diversified Fund	—	—	10,325,708	2018
Sterling Capital Mid Value Fund	—	—	12,708,364	2017
Sterling Capital Small Cap Value Diversified Fund	—	—	2,085,627	2016
Sterling Capital Small Cap Value Diversified Fund	—	—	2,655,981	2017
Sterling Capital Ultra Short Bond Fund	14,612	—	—	—
Sterling Capital Short-Term Bond Fund	—	—	1,246,269	2014
Sterling Capital Short-Term Bond Fund	—	—	3,940,976	2015
Sterling Capital Short-Term Bond Fund	—	—	160,380	2016
Sterling Capital Short-Term Bond Fund	—	—	385,647	2019
Sterling Capital Short-Term Bond Fund	731,499	348,335	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	7,417,640	2016
Sterling Capital Intermediate U.S. Government Fund	—	—	37,850	2019
Sterling Capital Securitized Opportunities Fund	1,495,375	5,299	—	—
Sterling Capital Strategic Allocation Conservative Fund	—	—	7,049,711	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	5,467,557	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	3,964,763	2019
Sterling Capital Strategic Allocation Growth Fund	—	—	6,627,772	2018
Sterling Capital Strategic Allocation Growth Fund	—	—	4,640,596	2019

*	Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

Capital loss carryforwards utilized in the current year were $51,893,067, $6,900,884, $1,185,402, $827,680, $1,829,505, $4,400,714 and $3,727,036 for Sterling Capital Large Cap Value Diversified Fund, Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund, respectively. Sterling Capital Short-Term Bond Fund had capital loss carryforwards of $2,094,190 expire in the current year. For Sterling Capital Small Cap Value Diversified and Sterling Capital Mid Value Funds capital losses acquired in the reorganization are subject to limitations under Internal Revenue Code Section 381-384.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, disposition of market discount and market premium bonds, paydown gains and losses, mortgage dollar roll gains and losses, RICs and the character of distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

As of September 30, 2013, these reclassifications were as follows:

	Decrease Paid-in-Capital	Increase/ (Decrease) Net Investment Income (Loss)	Increase/ (Decrease) Realized Gain (Loss)
Sterling Capital Mid Value Fund	$—	$(39,809)	$39,809
Sterling Capital Small Cap Value Diversified Fund	—	(7,936)	7,936
Sterling Capital Special Opportunities Fund	—	(188,325)	188,325
Sterling Capital Equity Income Fund	—	(2,846,810)	2,846,810
Sterling Capital Ultra Short Bond Fund	(8,294)	19,500	(11,206)
Sterling Capital Short-Term Bond Fund	(2,065,612)	987,748	1,077,864
Sterling Capital Intermediate U.S. Government Fund	—	483,589	(483,589)
Sterling Capital Total Return Bond Fund	—	4,772,486	(4,772,486)
Sterling Capital Corporate Fund	—	(42,880)	42,880
Sterling Capital Securitized Opportunities Fund	—	779,312	(779,312)
Sterling Capital Kentucky Intermediate Tax-Free Fund	—	(1,694)	1,694
Sterling Capital Maryland Intermediate Tax-Free Fund	—	(1,906)	1,906
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	(1,909)	1,909
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	(1,544)	1,544
Sterling Capital Virginia Intermediate Tax-Free Fund	—	11,124	(11,124)
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	(16,003)	16,003
Sterling Capital Strategic Allocation Conservative Fund	—	27,306	(27,306)
Sterling Capital Strategic Allocation Balanced Fund	—	31,484	(31,484)
Sterling Capital Strategic Allocation Growth Fund	—	13,097	(13,097)

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2013 were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Large Cap Value Diversified Fund	$2,627,430	$—	$2,627,430	$—	$2,627,430
Sterling Capital Mid Value Fund	3,163,869	—	3,163,869	—	3,163,869
Sterling Capital Small Cap Value Diversified Fund	390,002	958,642	1,348,644	—	1,348,644
Sterling Capital Special Opportunities Fund	3,138,407	29,974,373	33,112,780	—	33,112,780
Sterling Capital Equity Income Fund	22,799,561	12,358,244	35,157,805	—	35,157,805
Sterling Capital Ultra Short Bond Fund	210,844	—	210,844	—	210,844
Sterling Capital Short-Term Bond Fund	2,242,340	—	2,242,340	—	2,242,340
Sterling Capital Intermediate U.S. Government Fund	2,332,671	—	2,332,671	—	2,332,671
Sterling Capital Total Return Bond Fund	21,987,404	2,841,224	24,828,628	—	24,828,628
Sterling Capital Corporate Fund	4,269,831	195,109	4,464,940	—	4,464,940
Sterling Capital Securitized Opportunities Fund	2,486,095	—	2,486,095	—	2,486,095
Sterling Capital Kentucky Intermediate Tax-Free Fund	678	139,225	139,903	592,984	732,887
Sterling Capital Maryland Intermediate Tax-Free Fund	62,436	532,735	595,171	888,679	1,483,850
Sterling Capital North Carolina Intermediate Tax-Free Fund	186,244	1,685,743	1,871,987	6,046,630	7,918,617
Sterling Capital South Carolina Intermediate Tax-Free Fund	118,000	473,705	591,705	1,660,745	2,252,450
Sterling Capital Virginia Intermediate Tax-Free Fund	15,821	1,255,769	1,271,590	3,084,117	4,355,707
Sterling Capital West Virginia Intermediate Tax-Free Fund	89,006	1,368,572	1,457,578	2,786,247	4,243,825
Sterling Capital Strategic Allocation Conservative Fund	442,806	—	442,806	—	442,806
Sterling Capital Strategic Allocation Balanced Fund	574,997	—	574,997	—	574,997
Sterling Capital Strategic Allocation Growth Fund	302,995	—	302,995	—	302,995

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2012 were as follows:

	Distributions paid from				Current Year
		Net			Distributions	Total
	Ordinary	Long-Term	Total Taxable	Tax Exempt	of Earnings	Distributions
	Income	Gains	Distributions	Distributions	and Profits	Paid*
Sterling Capital Large Cap Value Diversified Fund	$2,390,527	$—	$2,390,527	$—	$—	$2,390,527
Sterling Capital Mid Value Fund	3,491,965	—	3,491,965	—	—	3,491,965
Sterling Capital Small Cap Value Diversified Fund	570,145	5,976,631	6,546,776	—	—	6,546,776
Sterling Capital Special Opportunities Fund	—	12,143,189	12,143,189	—	—	12,143,189
Sterling Capital Equity Income Fund	12,616,604	—	12,616,604	—	—	12,616,604
Sterling Capital Short-Term Bond Fund	2,091,408	—	2,091,408	—	—	2,091,408
Sterling Capital Intermediate U.S. Government Fund	4,460,688	—	4,460,688	—	—	4,460,688
Sterling Capital Total Return Bond Fund	19,420,164	10,539,121	29,959,285	—	—	29,959,285
Sterling Capital Corporate Fund	2,545,491	—	2,545,491	—	—	2,545,491
Sterling Capital Securitized Opportunities Fund	1,615,249	—	1,615,249	—	—	1,615,249
Sterling Capital Kentucky Intermediate Tax-Free Fund	11	54,280	54,291	619,583	—	673,874
Sterling Capital Maryland Intermediate Tax-Free Fund	2,596	230,855	233,451	878,029	—	1,111,480
Sterling Capital North Carolina Intermediate Tax-Free Fund	4,068	1,406,457	1,410,525	6,036,740	—	7,447,265
Sterling Capital South Carolina Intermediate Tax-Free Fund	59	364,144	364,203	1,487,515	—	1,851,718
Sterling Capital Virginia Intermediate Tax-Free Fund	1,040	737,695	738,735	3,170,117	—	3,908,852
Sterling Capital West Virginia Intermediate Tax-Free Fund	11,793	434,867	446,660	3,138,207	—	3,584,867
Sterling Capital Strategic Allocation Conservative Fund	379,625	—	379,625	—	—	379,625
Sterling Capital Strategic Allocation Balanced Fund	525,866	—	525,866	—	—	525,866
Sterling Capital Strategic Allocation Growth Fund	276,162	—	276,162	—	—	276,162

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed						Total
	Ordinary	Undistributed			Accumulated	Unrealized	Accumulated
	Income/Tax	Long Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
	Exempt Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)
Sterling Capital Large Cap Value Diversified Fund	$148,938	$—	$148,938	$—	$(63,908,108)	$13,837,764	$(49,921,406)
Sterling Capital Mid Value Fund	1,755,356	36,019,845	37,775,201	—	(12,708,364)	118,982,909	144,049,746
Sterling Capital Small Cap Value Diversified Fund	4,431,134	10,213,989	14,645,123	—	(4,741,608)	5,978,757	15,882,272
Sterling Capital Special Opportunities Fund	1,176,686	80,832,718	82,009,404	—	—	174,594,257	256,603,661
Sterling Capital Equity Income Fund	5,486,361	63,034,772	68,521,133	(2,588)	—	285,736,230	354,254,775
Sterling Capital Ultra Short Bond Fund	18,949	—	18,949	(8,475)	(14,612)	(95,913)	(100,051)
Sterling Capital Short-Term Bond Fund	109,536	—	109,536	(125,796)	(6,813,106)	(1,057,454)	(7,886,820)
Sterling Capital Intermediate U.S. Government Fund	748,919	—	748,919	(93,620)	(7,455,490)	715,198	(6,084,993)
Sterling Capital Total Return Bond Fund	1,541,843	—	1,541,843	(776,078)	(3,360,087)	(2,410,016)	(5,004,338)
Sterling Capital Corporate Fund	—	790,769	790,769	(60,031)	(431,130)	(213,607)	86,001
Sterling Capital Securitized Opportunities Fund	34,096	—	34,096	(27,899)	(1,500,674)	(176,101)	(1,670,578)
Sterling Capital Kentucky Intermediate Tax-Free Fund	30,553	—	30,553	(28,094)	(19,857)	1,034,621	1,017,223

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Maryland Intermediate Tax-Free Fund	$47,627	$—	$47,627	$(43,979)	$(88,739)	$913,853	$828,762
Sterling Capital North Carolina Intermediate Tax- Free Fund	398,560	—	398,560	(318,767)	(689,792)	7,165,789	6,555,790
Sterling Capital South Carolina Intermediate Tax- Free Fund	88,805	—	88,805	(81,724)	(221,089)	1,380,211	1,166,203
Sterling Capital Virginia Intermediate Tax-Free Fund	222,145	—	222,145	(159,582)	(536,898)	4,224,232	3,749,897
Sterling Capital West Virginia Intermediate Tax-Free Fund	118,078	—	118,078	(139,870)	(71,814)	2,217,923	2,124,317
Sterling Capital Strategic Allocation Conservative Fund	17,502	—	17,502	(7,817)	(7,049,711)	995,033	(6,044,993)
Sterling Capital Strategic Allocation Balanced Fund	19,404	—	19,404	(1,583)	(9,432,320)	2,277,138	(7,137,361)
Sterling Capital Strategic Allocation Growth Fund	8,791	—	8,791	(560)	(11,268,368)	1,912,348	(9,347,789)

*	The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales and straddles, mark-to-market adjustments on passive foreign investment companies, basis adjustments on partnership interests, hybrid securities and the deferral of market discount and premium until point of sale.

Under current tax law, capital losses realized after October 31 and ordinary losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred qualified late-year losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2014:

Qualified Late-Year Capital Losses
Sterling Capital Corporate Fund	$431,130
Sterling Capital Total Return Bond Fund	3,360,087
Sterling Capital Kentucky Intermediate Tax-Free Fund	19,857
Sterling Capital Maryland Intermediate Tax-Free Fund	88,739
Sterling Capital North Carolina Intermediate Tax-Free Fund	689,792
Sterling Capital South Carolina Intermediate Tax-Free Fund	221,089
Sterling Capital Virginia Intermediate Tax-Free Fund	536,898
Sterling Capital West Virginia Intermediate Tax-Free Fund	71,814

At September 30, 2013, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Large Cap Value Diversified Fund	$210,757,176	$17,048,912	$(3,211,148)	$13,837,764
Sterling Capital Mid Value Fund	471,041,234	129,846,923	(10,864,014)	118,982,909
Sterling Capital Small Cap Value Diversified Fund	106,049,555	8,401,122	(2,422,365)	5,978,757
Sterling Capital Special Opportunities Fund	652,410,363	190,081,491	(15,040,149)	175,041,342
Sterling Capital Equity Income Fund	1,651,078,194	299,658,965	(13,922,735)	285,736,230

Sterling Capital Funds

Notes to Financial Statements — (continued)
September 30, 2013

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Ultra Short Bond Fund	$56,149,041	$34,536	$(130,449)	$(95,913)
Sterling Capital Short-Term Bond Fund	77,547,465	322,145	(1,379,599)	(1,057,454)
Sterling Capital Intermediate U.S. Government Fund	57,596,171	1,881,391	(1,166,193)	715,198
Sterling Capital Total Return Bond Fund	502,228,267	8,588,117	(10,998,133)	(2,410,016)
Sterling Capital Corporate Fund	85,422,873	1,291,004	(1,504,611)	(213,607)
Sterling Capital Securitized Opportunities Fund	65,915,994	548,257	(724,358)	(176,101)
Sterling Capital Kentucky Intermediate Tax-Free Fund	16,586,333	1,040,119	(5,498)	1,034,621
Sterling Capital Maryland Intermediate Tax-Free Fund	42,647,670	1,121,381	(207,528)	913,853
Sterling Capital North Carolina Intermediate Tax-Free Fund	205,874,364	8,380,960	(1,215,171)	7,165,789
Sterling Capital South Carolina Intermediate Tax-Free Fund	69,785,886	1,926,686	(546,475)	1,380,211
Sterling Capital Virginia Intermediate Tax-Free Fund	128,400,004	4,859,704	(635,472)	4,224,232
Sterling Capital West Virginia Intermediate Tax-Free Fund	103,233,910	3,048,209	(830,286)	2,217,923
Sterling Capital Strategic Allocation Conservative Fund	17,779,495	1,077,703	(82,670)	995,033
Sterling Capital Strategic Allocation Balanced Fund	32,554,519	2,472,189	(195,051)	2,277,138
Sterling Capital Strategic Allocation Growth Fund	24,373,455	2,135,538	(223,190)	1,912,348

9.	Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following item:

On November 21, 2013 the Board approved the re-name of the Sterling Capital Short-Term Bond Fund to the Sterling Capital Short Duration Bond Fund.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Sterling Capital Funds:

We have audited the accompanying statements of assets and liabilities of the Sterling Capital Large Cap Value Diversified Fund (formerly Sterling Capital Select Equity Fund), Sterling Capital Mid Value Fund, Sterling Capital Small Cap Value Diversified Fund (formerly Sterling Capital Small Value Fund), Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund, twenty of the funds constituting Sterling Capital Funds (the “Funds”), including the schedules of portfolio investments, as of September 30, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent of the underlying funds and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Sterling Capital Funds as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 22, 2013

Sterling Capital Funds

September 30, 2013

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2013, each Fund is reporting the following items with regard to distributions paid during the year.

	Long-Term Capital Gain	Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %	Exempt- Interest Dividend	U.S. Government Income
Sterling Capital Large Cap Value Diversified Fund	$—	100.00%	100.00%	$—	—
Sterling Capital Mid Value Fund	—	100.00%	100.00%	—	—
Sterling Capital Small Cap Value Diversified Fund	958,642	18.23%	17.42%	—	—
Sterling Capital Special Opportunities Fund	29,974,373	100.00%	100.00%	—	—
Sterling Capital Equity Income Fund	12,358,244	100.00%	100.00%	—	—
Sterling Capital Short-Term Bond Fund	—	0.24%	0.43%	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	23.26%
Sterling Capital Total Return Bond Fund	2,841,224	0.86%	0.86%	—	1.05%
Sterling Capital Corporate Fund	195,109	0.96%	0.96%	—	0.04%
Sterling Capital Securitized Opportunities Fund	—	—	—	—	0.76%
Sterling Capital Kentucky Intermediate Tax-Free Fund	139,225	—	—	592,984	—
Sterling Capital Maryland Intermediate Tax-Free Fund	532,735	—	—	888,679	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	1,685,743	—	—	6,046,630	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	473,705	—	—	1,660,745	—
Sterling Capital Virginia Intermediate Tax-Free Fund	1,255,769	—	—	3,084,117	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	1,368,572	—	—	2,786,247	—
Sterling Capital Strategic Allocation Conservative Fund	—	22.98%	15.11%	—	0.93%
Sterling Capital Strategic Allocation Balanced Fund	—	44.43%	29.71%	—	0.73%
Sterling Capital Strategic Allocation Growth Fund	—	76.80%	53.85%	—	0.08%

Sterling Capital Funds

September 30, 2013

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Sterling Capital Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street, 5th Floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	23	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	23	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to February 2013, governance and leadership consultant; from July 1998 to June 2010, President of Peace College	23	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	23	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	23	None

Sterling Capital Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Alexander W. McAlister** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	23	Director, Sterling Capital Management LLC

Alan G. Priest*** Birthdate: 05/52	Trustee	Indefinite, 7/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	23	None

*	The Sterling Capital Funds Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.

**	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Advisor.

***	Mr. Priest is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he was a partner of a law firm that acted as counsel to the Funds in the Sterling Capital Funds Complex during the past two fiscal years.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From March 2012 to present, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Senior Vice President and Manager of Mutual Fund Administration, Sterling Capital Management LLC and its predecessors

Kenneth R. Cotner Birthdate: 02/59	Treasurer	Indefinite, 12/12 — Present	From September 2013 to present, Chief Compliance Officer and from June 2001 to present, Chief Operating Officer, Sterling Capital Management LLC and its predecessors

Todd M. Miller Birthdate: 09/71	Vice President and Secretary	Indefinite, Vice President, 08/05 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Salvatore Faia Birthdate: 12/62	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 09/13 — Present	President and Founder of Vigilant Compliance Services since 2004

Sterling Capital Funds

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present, Vice President and Senior Director, and from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President; from March 2009 to October 2011, Senior Manager and Vice President; from August 2005 to February 2009, Manager and Assistant Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

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INVESTMENT ADVISOR

Sterling Capital Management LLC

Two Morrocroft Centre

4064 Colony Road, Suite 300

Charlotte, NC 28211

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGALCOUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

SC Funds
09/2013

STERLING
CAPITAL FUNDS

©2013 Sterling Capital Funds

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $373,350 for 2013 and $402,600 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,500 for 2013 and $0 for 2012. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $92,980 for 2013 and $85,270 for 2012. Fees for both 2013 and 2012 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $2,019,487 for 2013 and $154,000 for 2012.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sterling Capital Funds

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date 12/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date 12/4/13

By (Signature and Title)	/s/ Kenneth R. Cotner
Kenneth R. Cotner, Treasurer
(principal financial officer)
Date 12/4/13